Putnam
Asset
Allocation
Funds

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

3-31-05

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Portfolio overview

Putnam Asset Allocation Funds are designed to address investors' needs and financial goals at various life stages.

------------------------------------------------------------------------------
TARGETED PORTFOLIO STRUCTURE*
------------------------------------------------------------------------------
                                    Growth         Balanced       Conservative
------------------------------------------------------------------------------
* Large-cap growth stocks           27.5%          23.0%          11.5%
------------------------------------------------------------------------------
* Large-cap value stocks            27.5           23.0           11.5
------------------------------------------------------------------------------
* Small-cap growth stocks            2.5            2.0            1.0
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* Small-cap value stocks             2.5            2.0            1.0
------------------------------------------------------------------------------
* International stocks              15.0           10.0            5.0
------------------------------------------------------------------------------
* Emerging-market stocks             5.0             --             --
------------------------------------------------------------------------------
* U.S. fixed-income securities      15.0           35.0           65.0
------------------------------------------------------------------------------
* High-yield securities              5.0            5.0            5.0
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[GRAPHIC OMITTED: TARGETED PORTFOLIO STRUCTURE*]


TARGETED PORTFOLIO STRUCTURE*
-----------------------------------------
Growth
------------

[GRAPHIC OMITTED: pie chart GROWTH]

Growth Portfolio is designed to seek capital appreciation for long-term investors willing to accept a higher degree of risk.

Balanced
------------

[GRAPHIC OMITTED: pie chart BALANCED]

Balanced Portfolio is designed to seek total returns for investors seeking a combination of capital appreciation and capital preservation and who are willing to accept a moderate level of risk.

Conservative
------------

[GRAPHIC OMITTED: pie chart CONSERVATIVE]

Conservative Portfolio is designed to preserve principal while protecting against inflation for conservative investors.

* The targeted portfolio represents the target allocation of assets among the various investment categories assuming that all security markets are displaying historical tendencies and that no extraordinary opportunities exist within any category.

  Allocations in each portfolio will vary over time.


From the Trustees

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John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

Throughout the period ended March 31, 2005, the Federal Reserve Board's series of gradual increases in the federal funds rate occupied much of investors' attention. However, these increases did not begin to have a significant impact on stock and bond prices until approximately March 2005. Also in March, we began to see a measurable increase in longer-term interest rates, which, along with continued record-high energy prices, has slowed the stock market's momentum. Concerns about inflation have also begun to influence the markets once again and may affect bond prices going forward. In such an environment, security selection takes on even greater importance and the in-depth, professional research and active management mutual funds can provide makes them an even more intelligent choice for today's investors.

Given these trends, we want you to know that Putnam Investments' management team, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on improving investment performance and remains committed to putting the interests of shareholders first. In keeping with these goals, we are including additional disclosure about Putnam Asset Allocation Funds' management team in this report. Following the Outlook for Your Fund, we provide manager compensation information that pertains to the funds, list any changes in the funds' Portfolio Leader and Portfolio Members during the prior year, and disclose these individuals' other fund management responsibilities at Putnam. We also show how much these individuals, as well as the members of Putnam's Executive Board, have invested in the funds (in dollar ranges). In equity fund reports, we now list the largest brokerage relationships of your fund following the Notes to the Financial Statements. Furthermore, on page 25, we provide information about the most recent approval by the Trustees of the funds' management contract with Putnam.

In the following pages, members of the funds' management team discuss the funds' performance, the strategies used to pursue the funds' investment objective during the reporting period, and the team's plan for responding to recent changes in the market climate.

As always, we thank you for your continuing confidence in Putnam.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

May 18, 2005


Report from Fund Management

Fund highlights

 * For the six months ended March 31, 2005, Putnam Asset Allocation
   Funds: Growth Portfolio's class A shares returned 9.84% without sales charges. The portfolio's benchmark, the Russell 3000 Index, returned 7.73%. The Putnam Growth Blended Benchmark returned 8.08%.

 * Putnam Asset Allocation Funds: Balanced Portfolio's class A shares returned 6.88% without sales charges. The portfolio's benchmark, the Russell 3000 Index, returned 7.73%. The Putnam Balanced Blended Benchmark returned 5.68%.

 * Putnam Asset Allocation Funds: Conservative Portfolio's class A shares returned 4.11% without sales charges. The portfolio's benchmark, the Lehman Aggregate Bond Index, returned 0.47%. The Putnam Conservative Blended Benchmark returned 3.14%.

 * The average return for the funds' Lipper category, Global Flexible Portfolio Funds, was 8.62%.

 * See the Performance Summary beginning on page 14 for additional fund performance, comparative performance, and Lipper data.


---------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 3/31/05
---------------------------------------------------------------------------------------------
Class A                    Growth Portfolio    Balanced Portfolio    Conservative Portfolio
(inception dates)              (2/8/94)             (2/7/94)               (2/7/94)
---------------------------------------------------------------------------------------------
                           NAV        POP        NAV        POP        NAV       POP
---------------------------------------------------------------------------------------------
6 months                   9.84%      4.06%      6.88%      1.28%      4.11%     -1.36%
---------------------------------------------------------------------------------------------
1 year                     8.15       2.45       5.77       0.22       3.11      -2.31
---------------------------------------------------------------------------------------------
5 years                    0.35      -4.94       2.94      -2.44      17.71      11.57
Annual average             0.07      -1.01       0.58      -0.49       3.32       2.21
---------------------------------------------------------------------------------------------
10 years                 141.70     129.06     126.04     114.28     102.80      92.07
Annual average             9.23       8.64       8.50       7.92       7.33       6.74
---------------------------------------------------------------------------------------------
Annual average
(life of fund)             8.56       8.03       7.83       7.31       6.69       6.18
---------------------------------------------------------------------------------------------


Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 5.25%. For the most recent month-end performance, visit www.putnaminvestments.com. For a portion of the period, the funds limited expenses, without which returns would have been lower. A short-term trading fee of up to 2% may apply.


Performance commentary

During the past six months, all three Putnam Asset Allocation Funds posted what we consider solid returns. We believe this is impressive in light of the recent market environment. The past six months have been particularly turbulent. The bulk of the positive returns that virtually every asset class recorded last year came in the fourth quarter of 2004 -- a stark contrast to the first quarter of 2005, in which nearly every asset class lost ground. During that time, we sought to position all three portfolios to not only benefit from the market upswing, but to protect and preserve capital during the downturn we believed might well follow. We feel we have been successful in achieving that goal during the semiannual period. All three portfolios outperformed their blended benchmarks. The Conservative and Growth Portfolios outperformed their benchmark indexes while the Growth Portfolio also beat the average return of its Lipper peer group. (The Balanced Portfolio's benchmark index, the Russell 3000 Index, is an all-stock index, and delivered higher returns than the Balanced Portfolio as a result, albeit while taking on more risk.)

The broad-based diversification strategy that all three portfolios share was a key driver of performance throughout the last six months. We believe that owning assets in all sectors of the market is always a prudent strategy, but it is one that is especially effective during times of pronounced market volatility. In addition, the wide and rapid market swings that have characterized this reporting period also helped to emphasize the value of active management. Focusing on certain key areas of the market was another crucial part of the funds' performance, particularly on the international stage, where both stocks and bonds posted strong returns throughout the period.

FUND PROFILE

Putnam Asset Allocation Funds balance diversified global investments in stocks, bonds, and money market instruments in varying proportions. The Growth, Balanced, and Conservative Portfolios seek capital appreciation, total return, and total return consistent with preservation of capital, respectively.


Market overview

As we mentioned earlier, the market environment during the first half of the past six months was very different from the second half. In the fourth quarter of 2004, the market experienced what appeared to be a "reflationary" trend: essentially, all sectors of the market posted gains, on both the equity and fixed-income sides. We believe this pattern reflected the pent-up goodwill in the market. Throughout the year, a number of national events, such as the November election, had created anxiety in the market due to fears of domestic terrorism; but these events occurred without incident, and investors responded by returning to the market in force. The result was a strong showing for large- and small-cap stocks, growth and value styles, and domestic and international securities. High-yield bonds and international investment-grade securities performed particularly well within the fixed-income sector. Ultimately, just being fully invested in the market proved beneficial throughout the 2004 calendar year.

The first three months of calendar 2005, however, have been a different story. Concerns about the potential for additional interest-rate increases by the Federal Reserve Board (the Fed), a weak dollar, the high cost of energy, and the overall strength of the U.S. economy have put a damper on performance in both the stock and bond markets. While international markets remained strong, the dollar's modest recovery year-to-date eroded some of the returns on any unhedged overseas holdings (since such holdings decline in value when translated back into dollars).

------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 3/31/05
------------------------------------------------------------------------------
Equities
------------------------------------------------------------------------------
Russell 3000 Index (broad stock market)                                 7.73%
------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                      6.88%
------------------------------------------------------------------------------
MSCI EAFE Index (international stocks)                                 15.13%
------------------------------------------------------------------------------
MSCI EMF Index (emerging-market stocks)                                19.54%
------------------------------------------------------------------------------
Bonds
------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         0.47%
------------------------------------------------------------------------------
Lehman Credit Index (corporate bonds)                                   0.20%
------------------------------------------------------------------------------
JP Morgan Developed High Yield Index (high-yield corporate bonds)       3.08%
------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the six months ended 3/31/05.
------------------------------------------------------------------------------


Strategy overview: Growth Portfolio

The Growth Portfolio performed well during both halves of the funds' reporting period. In the fourth quarter of 2004, as stocks across the board surged, the Growth Portfolio's diversified equity holdings helped boost returns by providing exposure to the best-performing sectors of the market. As the markets cooled off in 2005, that strategy of diversification continued to pay off by limiting the portfolio's exposure to any individual sector. There were a number of themes that your fund's management team tried to capitalize on throughout the reporting period. The first was to take advantage of the strength of international markets and the weakness of the U.S. dollar. For several years, domestic stocks have outperformed their overseas counterparts. We saw evidence that this trend was beginning to reverse itself and positioned the portfolio to take advantage of this global rebalancing. During the past six months, the portfolio held an overweight position in both international stocks and international bonds versus the benchmark. This move was beneficial, as international markets were particularly strong during the period. A weakening dollar at the end of 2004 further boosted performance, as returns on overseas holdings were translated from local currencies back into dollar figures. Although the dollar bounced back somewhat in 2005, we had hedged the portfolio's currency exposure in anticipation of this recovery. Domestically, we focused on what we believed were high-quality companies in anticipation of demand in the market shifting to these types of stocks. This strategy has proven relatively sound thus far, but we feel its real value will emerge later in the year as demand for more stable industry leaders increases.


[GRAPHIC OMITTED: horizontal bar chart GROWTH PORTFOLIO: EQUITY AND FIXED-INCOME WEIGHTINGS COMPARED]

GROWTH PORTFOLIO:
EQUITY AND FIXED-INCOME WEIGHTINGS COMPARED

                              as of 9/30/04     as of 3/31/05

U.S. equities                    50.6%             55.8%

International equities           23.7%             23.7%

U.S. fixed income                11.0%             13.9%

International fixed income       14.7%              6.6%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


Strategy overview: Balanced Portfolio

As we have discussed in previous reports, the management team uses a combination of top-down and bottom-up strategies in building the funds' portfolios. The heavy exposure to international securities in all three portfolios was a top-down decision that was particularly successful. However, the success of the bottom-up stock selection process is also worth noting, especially in regard to the Growth and Balanced Portfolios where the equity exposure is greatest. Beginning in 2005, as the markets moved out of their reflationary cycle, we made a conscious decision to emphasize certain characteristics within the equity portions of these portfolios. Namely, the team sought to purchase stocks that represented what we believed were high-quality companies with attractive valuations within their respective industries, but that also possessed a high degree of solvency. This proved to be a prudent decision, as those types of companies generally have outperformed during the first quarter of 2005. We believe that investors will continue to seek out such quality companies throughout the year, and intend to position all three portfolios to capitalize on this trend.

A number of other macro-driven decisions helped performance during the period. The Balanced Portfolio held an overweight position in energy- and resource-oriented stocks. High oil prices have directly benefited certain types of companies, such as oil refining and pipeline corporations, and we had focused the portfolio's exposure to this sector on the companies we felt would gain the most from this trend. We also maintained a relatively high exposure to certain countries, such as Australia, that we felt would play key roles in supplying raw materials to China as it continues to industrialize.


[GRAPHIC OMITTED: horizontal bar chart BALANCED PORTFOLIO: EQUITY AND FIXED-INCOME WEIGHTINGS COMPARED]

BALANCED PORTFOLIO:
EQUITY AND FIXED-INCOME WEIGHTINGS COMPARED

                              as of 9/30/94     as of 3/31/05

U.S. equities                    45.9%             46.8%

U.S. fixed income                29.0%             23.1%

International fixed income       14.0%             16.6%

International equities           11.1%             13.5%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


Strategy overview: Conservative Portfolio

Although the composition of the Conservative Portfolio is different from that of the Growth and Balanced Portfolios, all three portfolios' underlying strategies had much in common over the last six months. Again, an overweight international position, particularly within foreign government bonds, was a key contributor to performance for the period. We have also sought to take advantage of improving fundamentals within certain industries, including energy and natural resources. As companies in these fields improved their bottom lines, their debt generally became more attractive to investors, which helped performance.

During the period, the team implemented a change in the Conservative Portfolio's near-term strategy, somewhat more significant than any shifts made for the other two portfolios. For most of 2004, the Conservative Portfolio had been underweighted in domestic investment-grade bonds. This allocation was done in order to enable us to place greater emphasis on higher-yielding securities, which enjoyed an exceptional run in performance throughout the year. We had felt for some time, however, that the high-yield sector was becoming less and less attractive as its valuation increased. With that in mind, in 2005 we have returned the portfolio to a more neutral weighting versus the benchmark, with regard to its exposure to lower-quality bonds. The portfolio's duration is still shorter than that of the benchmark (duration is measured in years), which means it is less sensitive to interest-rate changes. We feel the Fed is likely to continue to raise rates, although the frequency of the increases is difficult to predict at the moment.


[GRAPHIC OMITTED: horizontal bar chart CONSERVATIVE PORTFOLIO: EQUITY AND FIXED-INCOME WEIGHTINGS COMPARED]

CONSERVATIVE PORTFOLIO:
EQUITY AND FIXED-INCOME WEIGHTINGS COMPARED

                              as of 9/30/04     as of 3/31/05

U.S. fixed income                50.7%             48.6%

U.S. equities                    25.3%             22.6%

International fixed income       18.3%             21.8%

International equities            5.7%              7.0%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

Looking ahead to the remainder of 2005, we see several key uncertainties that will affect the course of the markets. The frequency and magnitude of additional interest-rate increases that the Fed may implement may play a large role in determining whether the stock market finishes the year in positive territory. Future developments in China are likely to be another important factor. Recently, it has appeared that the Chinese government is acting to slow the pace of the country's economic development and industrialization. Whether this slowdown results in a hard or soft landing will likely have an effect on natural resource and commodity stocks, to which all three portfolios currently have a significant exposure. Likewise, oil prices will continue to have a direct effect on a number of stocks, both inside the energy industry and elsewhere, and the team will be monitoring them closely.

Ultimately, we feel diversification and active management will continue to be extremely important in 2005. We believe passive, index-oriented investment strategies may produce disappointing results if major stock markets do indeed resume their sideways motion. Today's market requires not only a global perspective, but also sound strategies for putting that insight to work. With that in mind, we feel all three Asset Allocation Portfolios are well positioned to deliver on their respective investment goals during what may be a challenging market environment over the coming months.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

The Putnam Asset Allocation Funds can invest in international investments, which involve risks such as currency fluctuations, economic instability, and political developments. The portfolios can invest some or all of their assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.

The portfolios can also have a significant portion of their holdings in bonds. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds have more exposure to interest-rate risk than short-term bonds. Lower-rated bonds may offer higher yields in return for more risk. Unlike bonds, bond funds have ongoing fees and expenses. These risks apply to any fund with a significant portion of its assets invested in bonds.

Putnam Asset Allocation: Growth Portfolio, Balanced Portfolio, and Conservative Portfolio are series of Putnam Asset Allocation Funds, a registered investment company.


Your funds' management

The Putnam Asset Allocation Funds are managed by the members of the Putnam Global Asset Allocation Team. Jeffrey Knight is the Portfolio Leader. Robert Kea, Bruce MacDonald, and Robert Schoen are Portfolio Members of the funds. The Portfolio Leader and Portfolio Members coordinate the team's management of the funds.

For a complete listing of the members of the Putnam Global Asset
Allocation Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam's Individual Investor Web site at www.putnaminvestments.com.

Fund ownership

The following three tables below show how much the funds' current
Portfolio Leader and Portfolio Members have invested in the funds (in dollar ranges). Information shown is for March 31, 2005, and March 31, 2004.



Growth Portfolio
-------------------------------------------------------------------------------------------------------------
FUND PORTFOLIO LEADER AND PORTFOLIO MEMBERS
-------------------------------------------------------------------------------------------------------------
                                    $1 -        $10,001 -    $50,001 -   $100,001 -     $500,001 - $1,000,001
                    Year     $0     $10,000     $50,000     $100,000     $500,000     $1,000,000     and over
-------------------------------------------------------------------------------------------------------------
Jeffrey Knight      2005                                                     *
-------------------------------------------------------------------------------------------------------------
Portfolio Leader    2004                                                     *
-------------------------------------------------------------------------------------------------------------
Robert Kea          2005                                                     *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    2004                                                     *
-------------------------------------------------------------------------------------------------------------
Bruce MacDonald     2005                           *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    2004                           *
-------------------------------------------------------------------------------------------------------------
Robert Schoen       2005      *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    2004      *
-------------------------------------------------------------------------------------------------------------




Balanced Portfolio
-------------------------------------------------------------------------------------------------------------
FUND PORTFOLIO LEADER AND PORTFOLIO MEMBERS
-------------------------------------------------------------------------------------------------------------
                                    $1 -        $10,001 -    $50,001 -   $100,001 -     $500,001 - $1,000,001
                    Year     $0     $10,000     $50,000     $100,000     $500,000     $1,000,000     and over
-------------------------------------------------------------------------------------------------------------
Jeffrey Knight      2005                                                     *
-------------------------------------------------------------------------------------------------------------
Portfolio Leader    2004                                                     *
-------------------------------------------------------------------------------------------------------------
Robert Kea          2005      *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    2004      *
-------------------------------------------------------------------------------------------------------------
Bruce MacDonald     2005      *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    2004      *
-------------------------------------------------------------------------------------------------------------
Robert Schoen       2005      *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    2004      *
-------------------------------------------------------------------------------------------------------------




Conservative Portfolio
-------------------------------------------------------------------------------------------------------------
FUND PORTFOLIO LEADER AND PORTFOLIO MEMBERS
-------------------------------------------------------------------------------------------------------------
                                    $1 -        $10,001 -    $50,001 -   $100,001 -     $500,001 - $1,000,001
                    Year     $0     $10,000     $50,000     $100,000     $500,000     $1,000,000     and over
-------------------------------------------------------------------------------------------------------------
Jeffrey Knight      2005                                                     *
-------------------------------------------------------------------------------------------------------------
Portfolio Leader    2004      *
-------------------------------------------------------------------------------------------------------------
Robert Kea          2005      *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    2004      *
-------------------------------------------------------------------------------------------------------------
Bruce MacDonald     2005                                        *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    2004                                        *
-------------------------------------------------------------------------------------------------------------
Robert Schoen       2005      *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    2004      *
-------------------------------------------------------------------------------------------------------------



Fund manager compensation

The total 2004 fund manager compensation that is attributable to the Growth, Balanced, and Conservative Portfolios is approximately $550,000, $780,000, and $360,000, respectively. These amounts include a portion of 2004 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amounts also include a portion of the 2004 compensation paid to the Chief Investment Officer of the team for his oversight responsibilities, calculated based on the fund assets he oversees taken as a percentage of the total assets he oversees. These percentages are determined as of the funds' fiscal period-end. For personnel who joined Putnam Management during or after 2004, the calculation reflects annualized 2004 compensation or an estimate of 2005 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Jeffrey Knight is also a Portfolio Leader of Putnam Income Opportunities Fund and ten Putnam RetirementReady Funds, and a Portfolio Member of The George Putnam Fund of Boston.

Robert Kea, Bruce MacDonald, and Robert Schoen are also Portfolio
Members of Putnam Income Opportunities Fund and ten Putnam
RetirementReady Funds.

Jeffrey Knight, Robert Kea, Bruce MacDonald, and Robert Schoen may also manage other accounts and variable trust funds advised by Putnam
Management or an affiliate.


Changes in your funds' Portfolio Leader and Portfolio Members

Your funds' Portfolio Leader and Portfolio Members did not change during the year ended March 31, 2005.

Fund ownership

The following three tables show how much the members of Putnam's
Executive Board have invested in the funds (in dollar ranges).
Information shown is for March 31, 2005, and March 31, 2004.



Growth Portfolio
------------------------------------------------------------------------------------------------
PUTNAM EXECUTIVE BOARD
------------------------------------------------------------------------------------------------
                                                   $1 -        $10,001 -    $50,001 -   $100,001
                                   Year     $0     $10,000     $50,000     $100,000     and over
------------------------------------------------------------------------------------------------
Philippe Bibi                      2005      *
------------------------------------------------------------------------------------------------
Chief Technology Officer           2004      *
------------------------------------------------------------------------------------------------
John Boneparth                     2005      *
------------------------------------------------------------------------------------------------
Head of Global Institutional Mgmt  2004      *
------------------------------------------------------------------------------------------------
Joshua Brooks                      2005      *
------------------------------------------------------------------------------------------------
Deputy Head of Investments         N/A
------------------------------------------------------------------------------------------------
Kevin Cronin                       2005      *
------------------------------------------------------------------------------------------------
Head of Investments                N/A
------------------------------------------------------------------------------------------------
Charles Haldeman, Jr.              2005                            *
------------------------------------------------------------------------------------------------
President and CEO                  2004      *
------------------------------------------------------------------------------------------------
Amrit Kanwal                       2005      *
------------------------------------------------------------------------------------------------
Chief Financial Officer            2004      *
------------------------------------------------------------------------------------------------
Steven Krichmar                    2005      *
------------------------------------------------------------------------------------------------
Chief of Operations                N/A
------------------------------------------------------------------------------------------------
Francis McNamara, III              2005               *
------------------------------------------------------------------------------------------------
General Counsel                    N/A
------------------------------------------------------------------------------------------------
Richard Monaghan                   2005                                                     *
------------------------------------------------------------------------------------------------
Head of Retail Management          2004      *
------------------------------------------------------------------------------------------------
Richard Robie, III                 2005      *
------------------------------------------------------------------------------------------------
Chief Administrative Officer       2004      *
------------------------------------------------------------------------------------------------
Edward Shadek                      2005      *
------------------------------------------------------------------------------------------------
Deputy Head of Investments         N/A
------------------------------------------------------------------------------------------------

N/A indicates the individual was not a member of Putnam's Executive Board as of 3/31/04.




Balanced Portfolio
------------------------------------------------------------------------------------------------
PUTNAM EXECUTIVE BOARD
------------------------------------------------------------------------------------------------
                                                   $1 -        $10,001 -    $50,001 -   $100,001
                                   Year     $0     $10,000     $50,000     $100,000     and over
------------------------------------------------------------------------------------------------
Philippe Bibi                      2005      *
------------------------------------------------------------------------------------------------
Chief Technology Officer           2004      *
------------------------------------------------------------------------------------------------
John Boneparth                     2005                                                     *
------------------------------------------------------------------------------------------------
Head of Global Institutional Mgmt  2004      *
------------------------------------------------------------------------------------------------
Joshua Brooks                      2005      *
------------------------------------------------------------------------------------------------
Deputy Head of Investments         N/A
------------------------------------------------------------------------------------------------
Kevin Cronin                       2005      *
------------------------------------------------------------------------------------------------
Head of Investments                N/A
------------------------------------------------------------------------------------------------
Charles Haldeman, Jr.              2005                           *
------------------------------------------------------------------------------------------------
President and CEO                  2004                           *
------------------------------------------------------------------------------------------------
Amrit Kanwal                       2005      *
------------------------------------------------------------------------------------------------
Chief Financial Officer            2004      *
------------------------------------------------------------------------------------------------
Steven Krichmar                    2005      *
------------------------------------------------------------------------------------------------
Chief of Operations                N/A
------------------------------------------------------------------------------------------------
Francis McNamara, III              2005               *
------------------------------------------------------------------------------------------------
General Counsel                    N/A
------------------------------------------------------------------------------------------------
Richard Monaghan                   2005      *
------------------------------------------------------------------------------------------------
Head of Retail Management          2004      *
------------------------------------------------------------------------------------------------
Richard Robie, III                 2005      *
------------------------------------------------------------------------------------------------
Chief Administrative Officer       2004      *
------------------------------------------------------------------------------------------------
Edward Shadek                      2005      *
------------------------------------------------------------------------------------------------
Deputy Head of Investments         N/A
------------------------------------------------------------------------------------------------

N/A indicates the individual was not a member of Putnam's Executive Board as of 3/31/04.




Conservative Portfolio
------------------------------------------------------------------------------------------------
PUTNAM EXECUTIVE BOARD
------------------------------------------------------------------------------------------------
                                                   $1 -        $10,001 -    $50,001 -   $100,001
                                   Year     $0     $10,000     $50,000     $100,000     and over
------------------------------------------------------------------------------------------------
Philippe Bibi                      2005      *
------------------------------------------------------------------------------------------------
Chief Technology Officer           2004      *
------------------------------------------------------------------------------------------------
John Boneparth                     2005      *
------------------------------------------------------------------------------------------------
Head of Global Institutional Mgmt  2004      *
------------------------------------------------------------------------------------------------
Joshua Brooks                      2005      *
------------------------------------------------------------------------------------------------
Deputy Head of Investments         N/A
------------------------------------------------------------------------------------------------
Kevin Cronin                       2005      *
------------------------------------------------------------------------------------------------
Head of Investments                N/A
------------------------------------------------------------------------------------------------
Charles Haldeman, Jr.              2005                                                     *
------------------------------------------------------------------------------------------------
President and CEO                  2004      *
------------------------------------------------------------------------------------------------
Amrit Kanwal                       2005      *
------------------------------------------------------------------------------------------------
Chief Financial Officer            2004      *
------------------------------------------------------------------------------------------------
Steven Krichmar                    2005      *
------------------------------------------------------------------------------------------------
Chief of Operations                N/A
------------------------------------------------------------------------------------------------
Francis McNamara, III              2005               *
------------------------------------------------------------------------------------------------
General Counsel                    N/A
------------------------------------------------------------------------------------------------
Richard Monaghan                   2005      *
------------------------------------------------------------------------------------------------
Head of Retail Management          2004      *
------------------------------------------------------------------------------------------------
Richard Robie, III                 2005      *
------------------------------------------------------------------------------------------------
Chief Administrative Officer       2004      *
------------------------------------------------------------------------------------------------
Edward Shadek                      2005      *
------------------------------------------------------------------------------------------------
Deputy Head of Investments         N/A
------------------------------------------------------------------------------------------------

N/A indicates the individual was not a member of Putnam's Executive Board as of 3/31/04.



Performance summary

This section shows your fund's performance during the first half of its fiscal year, which ended March 31, 2005. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.


Growth Portfolio
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 3/31/05
-------------------------------------------------------------------------------------------------------------------------
                              Class A                Class B              Class C                Class M         Class R
(inception dates)             (2/8/94)              (2/16/94)             (9/1/94)              (2/3/95)        (1/21/03)
-------------------------------------------------------------------------------------------------------------------------
                           NAV        POP        NAV        CDSC       NAV        CDSC       NAV        POP        NAV
-------------------------------------------------------------------------------------------------------------------------
6 months                   9.84%      4.06%      9.52%      4.52%      9.51%      8.51%      9.60%      5.72%      9.66%
-------------------------------------------------------------------------------------------------------------------------
1 year                     8.15       2.45       7.39       2.39       7.35       6.35       7.68       3.93       7.87
-------------------------------------------------------------------------------------------------------------------------
5 years                    0.35      -4.94      -3.37      -4.82      -3.36      -3.36      -2.07      -5.52      -0.95
Annual average             0.07      -1.01      -0.68      -0.98      -0.68      -0.68      -0.42      -1.13      -0.19
-------------------------------------------------------------------------------------------------------------------------
10 years                 141.70     129.06     124.29     124.29     124.09     124.09     130.00     121.83     135.67
Annual average             9.23       8.64       8.41       8.41       8.40       8.40       8.69       8.29       8.95
-------------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)             8.56       8.03       7.76       7.76       7.70       7.70       8.02       7.67       8.28
-------------------------------------------------------------------------------------------------------------------------


Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.25% and 3.50%, respectively (which for class M shares does not reflect a reduction in sales charges that went into effect on April 1, 2005; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R shares have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

For a portion of the period, this fund limited expenses, without which returns would have been lower.

A 2% short-term trading fee may be imposed on shares exchanged or sold within 5 days of purchase.



-----------------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 3/31/05
-----------------------------------------------------------------------------------------------------
                                Class A           Class B     Class C         Class M         Class R
-----------------------------------------------------------------------------------------------------
Distributions (number)              1                 1           1               1               1
-----------------------------------------------------------------------------------------------------
Income                           $0.125            $0.056      $0.052          $0.076          $0.142
-----------------------------------------------------------------------------------------------------
Capital gains                       --                --          --              --              --
-----------------------------------------------------------------------------------------------------
Total                            $0.125            $0.056      $0.052          $0.076          $0.142
-----------------------------------------------------------------------------------------------------
Share value:                  NAV        POP         NAV         NAV      NAV        POP         NAV
-----------------------------------------------------------------------------------------------------
9/30/04                      $10.26     $10.83     $10.06      $9.92     $10.09     $10.46     $10.21
-----------------------------------------------------------------------------------------------------
3/31/05                       11.14      11.76      10.96      10.81      10.98      11.38      11.05
-----------------------------------------------------------------------------------------------------




Balanced Portfolio
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 3/31/05
-------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C              Class M          Class R
(inception dates)              (2/7/94)             (2/11/94)              (9/1/94)             (2/6/95)        (1/21/03)
-------------------------------------------------------------------------------------------------------------------------
                           NAV        POP        NAV        CDSC       NAV        CDSC       NAV        POP        NAV
-------------------------------------------------------------------------------------------------------------------------
6 months                   6.88%      1.28%      6.53%      1.53%      6.51%      5.51%      6.73%      3.00%      6.74%
-------------------------------------------------------------------------------------------------------------------------
1 year                     5.77       0.22       5.03       0.03       4.99       3.99       5.34       1.61       5.37
-------------------------------------------------------------------------------------------------------------------------
5 years                    2.94      -2.44      -0.88      -2.47      -0.83      -0.83       0.52      -3.01       1.53
Annual average             0.58      -0.49      -0.18      -0.50      -0.17      -0.17       0.10      -0.61       0.30
-------------------------------------------------------------------------------------------------------------------------
10 years                 126.04     114.28     109.89     109.89     109.55     109.55     116.03     108.46     120.18
Annual average             8.50       7.92       7.70       7.70       7.68       7.68       8.01       7.62       8.21
-------------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)             7.83       7.31       7.03       7.03       6.98       6.98       7.33       6.99       7.55
-------------------------------------------------------------------------------------------------------------------------


Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.25% and 3.50%, respectively (which for class M shares does not reflect a reduction in sales charges that went into effect on April 1, 2005; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R shares have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

For a portion of the period, this fund limited expenses, without which returns would have been lower.

A 2% short-term trading fee may be imposed on shares exchanged or sold within 5 days of purchase.



-----------------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 3/31/05
-----------------------------------------------------------------------------------------------------
                                Class A           Class B     Class C         Class M         Class R
-----------------------------------------------------------------------------------------------------
Distributions (number)              2                 2           2               2               2
-----------------------------------------------------------------------------------------------------
Income                           $0.064            $0.025      $0.027          $0.038          $0.058
-----------------------------------------------------------------------------------------------------
Capital gains                       --                --          --              --              --
-----------------------------------------------------------------------------------------------------
Total                            $0.064            $0.025      $0.027          $0.038          $0.058
-----------------------------------------------------------------------------------------------------
Share value:                  NAV        POP         NAV         NAV      NAV        POP         NAV
-----------------------------------------------------------------------------------------------------
9/30/04                      $9.94     $10.49       $9.87       $9.79    $9.92     $10.28       $9.91
-----------------------------------------------------------------------------------------------------
3/31/05                      10.56      11.15       10.49       10.40    10.55      10.93       10.52
-----------------------------------------------------------------------------------------------------




Conservative Portfolio
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 3/31/05
-------------------------------------------------------------------------------------------------------------------------
                              Class A               Class B               Class C               Class M          Class R
(inception dates)             (2/7/94)             (2/18/94)              (9/1/94)              (2/7/95)        (1/21/03)
-------------------------------------------------------------------------------------------------------------------------
                           NAV        POP        NAV        CDSC       NAV        CDSC       NAV        POP        NAV
-------------------------------------------------------------------------------------------------------------------------
6 months                   4.11%     -1.36%      3.64%     -1.36%      3.65%      2.65%      3.77%      0.12%      4.20%
-------------------------------------------------------------------------------------------------------------------------
1 year                     3.11      -2.31       2.26      -2.74       2.38       1.38       2.53      -1.01       3.21
-------------------------------------------------------------------------------------------------------------------------
5 years                   17.71      11.57      13.08      11.36      13.08      13.08      14.37      10.37      16.86
Annual average             3.32       2.21       2.49       2.18       2.49       2.49       2.72       1.99       3.17
-------------------------------------------------------------------------------------------------------------------------
10 years                 102.80      92.07      87.79      87.79      88.11      88.11      92.53      85.89      98.85
Annual average             7.33       6.74       6.50       6.50       6.52       6.52       6.77       6.40       7.12
-------------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)             6.69       6.18       5.88       5.88       5.85       5.85       6.13       5.79       6.47
-------------------------------------------------------------------------------------------------------------------------


Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.25% and 3.50%, respectively (which for class M shares does not reflect a reduction in sales charges that went into effect on April 1, 2005; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R shares have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

For a portion of the period, this fund limited expenses, without which returns would have been lower.

A 2% short-term trading fee may be imposed on shares exchanged or sold within 5 days of purchase.



-----------------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 3/31/05
-----------------------------------------------------------------------------------------------------
                                Class A           Class B     Class C         Class M         Class R
-----------------------------------------------------------------------------------------------------
Distributions (number)              6                 6           6               6               6
-----------------------------------------------------------------------------------------------------
Income                           $0.102            $0.069      $0.069          $0.080          $0.091
-----------------------------------------------------------------------------------------------------
Capital gains                       --                --          --              --              --
-----------------------------------------------------------------------------------------------------
Total                            $0.102            $0.069      $0.069          $0.080          $0.091
-----------------------------------------------------------------------------------------------------
Share value:                   NAV        POP        NAV         NAV       NAV        POP        NAV
-----------------------------------------------------------------------------------------------------
9/30/04                       $8.84      $9.33      $8.78       $8.76     $8.77      $9.09      $8.86
-----------------------------------------------------------------------------------------------------
3/31/05                        9.10       9.60       9.03        9.01      9.02       9.35       9.14
-----------------------------------------------------------------------------------------------------



---------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 3/31/05
---------------------------------------------------------------------
                                                    Lipper Global
                                       Lehman       Flexible
                        Russell 3000   Aggregate    Portfolio Funds
                        Index          Bond Index   category average*
---------------------------------------------------------------------
6 months                7.73%          0.47%        8.62%
---------------------------------------------------------------------
1 year                  7.09           1.15         8.15
---------------------------------------------------------------------
5 years               -11.79          41.16        15.64
Annual average         -2.48           7.14         2.56
---------------------------------------------------------------------
10 years              178.92          99.32       143.35
Annual average         10.80           7.14         9.07
---------------------------------------------------------------------
Annual average
(life of fund)         10.41           6.55         8.79
---------------------------------------------------------------------

   Index and Lipper results should be compared to fund performance at net asset value.

 * Over the 6-month and 1-, 5-, and 10-year periods ended 3/31/05, there were 96, 96, 69, and 33 funds, respectively, in this Lipper category.


Understanding your fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, the Growth and Conservative Portfolios limited these expenses; had they not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in each of the three Putnam Asset Allocation Funds from October 1, 2004, to March 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.



---------------------------------------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 3/31/05
---------------------------------------------------------------------------------------------------------
                                    Class A        Class B        Class C        Class M        Class R
---------------------------------------------------------------------------------------------------------
Growth Portfolio
---------------------------------------------------------------------------------------------------------
Expenses paid per $1,000*               $6.85         $10.76         $10.76          $9.46          $8.15
---------------------------------------------------------------------------------------------------------
Ending value (after expenses)       $1,098.40      $1,095.20      $1,095.10      $1,096.00      $1,096.60
---------------------------------------------------------------------------------------------------------
Balanced Portfolio
---------------------------------------------------------------------------------------------------------
Expenses paid per $1,000*               $6.09          $9.94          $9.94          $8.66          $7.37
---------------------------------------------------------------------------------------------------------
Ending value (after expenses)       $1,068.80      $1,065.30      $1,065.10      $1,067.30      $1,067.40
---------------------------------------------------------------------------------------------------------
Conservative Portfolio
---------------------------------------------------------------------------------------------------------
Expenses paid per $1,000*               $6.36         $10.15         $10.15          $8.89          $7.64
---------------------------------------------------------------------------------------------------------
Ending value (after expenses)       $1,041.10      $1,036.40      $1,036.50      $1,037.70      $1,042.00
---------------------------------------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 3/31/05.
  The expense ratio may differ for each share class (see the expense ratio comparison table in the next section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the reporting period; and then dividing that result by the number of days in the year.



Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended March 31, 2005, use the calculation method on the next page. To find the value of your investment on October 1, 2004, go to www.putnaminvestments.com and log on to your account. Click on the "Transaction History" tab in your Daily Statement and enter 10/01/2004 in both the "from" and "to" fields. Alternatively, call Putnam at 1-800-225-1581.



-----------------------------------------------------------------------------------------
HOW TO CALCULATE THE EXPENSES YOU PAID
-----------------------------------------------------------------------------------------
                                                                                 Total
Value of your                             Expenses paid                          expenses
investment on 10/1/04 [DIV]   $1,000   x  per $1,000                          =  paid
-----------------------------------------------------------------------------------------

Example Based on a $10,000 investment in class A shares of the Balanced Portfolio.
-----------------------------------------------------------------------------------------
$10,000               [DIV]   $1,000   x  $6.09 (see table on previous page)  =  $60.90
-----------------------------------------------------------------------------------------



Comparing your fund's expenses with those of other funds

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.



---------------------------------------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended 3/31/05
---------------------------------------------------------------------------------------------------------
                                    Class A        Class B        Class C        Class M        Class R
---------------------------------------------------------------------------------------------------------
Growth Portfolio
---------------------------------------------------------------------------------------------------------
Expenses paid per $1,000*               $6.59         $10.35         $10.35          $9.10          $7.85
---------------------------------------------------------------------------------------------------------
Ending value (after expenses)       $1,018.40      $1,014.66      $1,014.66      $1,015.91      $1,017.15
---------------------------------------------------------------------------------------------------------
Balanced Portfolio
---------------------------------------------------------------------------------------------------------
Expenses paid per $1,000*               $5.94          $9.70          $9.70          $8.45          $7.19
---------------------------------------------------------------------------------------------------------
Ending value (after expenses)       $1,019.05      $1,015.31      $1,015.31      $1,016.55      $1,017.80
---------------------------------------------------------------------------------------------------------
Conservative Portfolio
---------------------------------------------------------------------------------------------------------
Expenses paid per $1,000*               $6.29         $10.05         $10.05          $8.80          $7.54
---------------------------------------------------------------------------------------------------------
Ending value (after expenses)       $1,018.70      $1,014.96      $1,014.96      $1,016.21      $1,017.45
---------------------------------------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 3/31/05.
  The expense ratio may differ for each share class (see the next table). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the reporting period; and then dividing that result by the number of days in the year.



Using industry averages to compare expenses

You can also compare your fund's expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.

------------------------------------------------------------------------------
EXPENSE RATIO COMPARISONS USING ANNUALIZED DATA
------------------------------------------------------------------------------
                               Class A   Class B   Class C   Class M   Class R
------------------------------------------------------------------------------
Growth Portfolio
annualized expense ratio       1.31%     2.06%     2.06%     1.81%     1.56%
------------------------------------------------------------------------------
Balanced Portfolio
annualized expense ratio       1.18%     1.93%     1.93%     1.68%     1.43%
------------------------------------------------------------------------------
Conservative Portfolio
annualized expense ratio       1.25%     2.00%     2.00%     1.75%     1.50%
------------------------------------------------------------------------------
Average annualized expense
ratio for Lipper peer group+   1.31%     2.06%     2.06%     1.81%     1.56%
------------------------------------------------------------------------------

+ Simple average of the expenses of all front-end load funds in the funds'
  Lipper peer group, calculated in accordance with Lipper's standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund's expenses for its most recent fiscal year available to Lipper as of 3/31/05. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund's expenses to the simple average, which typically is higher than the asset-weighted average.


Understanding your fund's portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund's managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund's assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund's turnover with the average turnover for funds in its Lipper category.

------------------------------------------------------------------------------
TURNOVER COMPARISONS
percentage of holdings that change every year
------------------------------------------------------------------------------
                                      2004     2003     2002     2001     2000
------------------------------------------------------------------------------
Putnam Asset Allocation:
Growth Portfolio                      120%*    126%     82%      99%      155%
------------------------------------------------------------------------------
Putnam Asset Allocation:
Balanced Portfolio                    159%*    145%    108%     131%      183%
------------------------------------------------------------------------------
Putnam Asset Allocation:
Conservative Portfolio                259%*    200%    144%     180%      276%
------------------------------------------------------------------------------
Lipper Global Flexible Portfolio
Funds category average                 77%      82%     65%      92%       89%
------------------------------------------------------------------------------

  Turnover data for the fund is calculated based on the funds' fiscal-year period, which ends on September 30. Turnover data for the funds' Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of each fund's portfolio turnover rate to the Lipper average. Comparative data for 2004 is based on information available as of 3/31/05.

* Portfolio turnover excludes dollar roll transactions.


Risk comparison

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.


[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk       1.85

U.S. stock
fund average           3.12

0%   INCREASING RISK   100%

Growth
Portfolio


[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk       1.16

U.S. stock
fund average           3.12

0%   INCREASING RISK   100%

Balanced
Portfolio


[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk       0.36

U.S. stock
fund average           3.12

0%   INCREASING RISK   100%

Conservative
Portfolio


Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of March 31, 2005. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for each fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.50% for class M shares (since reduced to 3.25%).

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.


Comparative indexes

JP Morgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

Lehman Aggregate Bond Index is an unmanaged index of U.S.
investment-grade fixed-income securities.

Lehman Credit Index is an unmanaged index of investment-grade corporate bonds.

Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is an unmanaged index of equity securities from emerging markets available to non-U.S. investors.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

Putnam Balanced Blended Benchmark is a benchmark administered by Putnam Management that is 50% the Russell 3000 Index, 35% the Lehman Aggregate Bond Index, 10% the Morgan Stanley Capital International (MSCI) EAFE Index, and 5% the JP Morgan Developed High Yield Index.

Putnam Conservative Blended Benchmark is a benchmark administered by Putnam Management that is 65% the Lehman Aggregate Bond Index, 25% the Russell 3000 Index, 5% the JP Morgan Developed High Yield Index, and 5% the Morgan Stanley Capital International (MSCI) EAFE Index.

Putnam Growth Blended Benchmark is a benchmark administered by Putnam management that is 60% the Russell 3000 Index, 15% the Morgan Stanley Capital International (MSCI) EAFE Index, 15% the Lehman Aggregate Bond Index, 5% the JP Morgan Developed High Yield Index, and 5% the Morgan Stanley Capital International (MSCI) EMF Index.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S.
companies.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of each fund's management contract with Putnam Management. In this regard the Board of Trustees, with the assistance of its Contract Committee consisting solely of Independent Trustees, requests and evaluates all information it deems reasonably necessary in the circumstances. Over the course of several months beginning in March and ending in June of 2004, the Contract Committee reviewed the information provided by Putnam Management and other information developed with the assistance of the Board's independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund's contract, effective July 1, 2004.

This approval was based on the following conclusions:

* That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such service, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below.

Model fee schedules and categories; total expenses

The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund's management fee is consistent with the fees for similar funds in the Putnam complex and compares favorably with fees paid by competitive funds sponsored by other advisors. The Trustees reviewed the model fee schedule currently in effect for the fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. The Trustees also reviewed comparative fee and expense information for competitive funds. The Trustees concluded that no changes should be made in the fund's current fee schedule at this time. The Trustees noted that expense ratios for a number of Putnam funds had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004. They also noted that the competitive landscape regarding mutual fund fees may be changing as a result of fee reductions accepted by various other fund groups in connection with recent regulatory settlements and greater focus on fees and expenses in the mutual fund industry generally. The Trustees indicated an intention to monitor these developments closely.

Economies of scale

As noted above, the Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. The Trustees indicated their intention to continue their ongoing consideration of economies of scale and in particular to consider further the possible operation of such economies in the event that a significant recovery in the equity markets or net fund sales were to raise asset levels substantially above current levels. In this regard, the Trustees noted that they had reviewed data relating to the substantial increase in asset levels of the Putnam funds that occurred during the years leading up to the market peak in 2000, the subsequent decline in assets and the resulting impact on revenues and expenses of Putnam Management. The Trustees also noted that recent declines in net assets in many Putnam funds, together with significant changes in the cost structure of Putnam Management have altered the economics of Putnam Management's business in significant ways. The Trustees concluded that they would monitor these changes carefully and evaluate the resulting impact on Putnam Management's economics and the sharing of economies of scale between the parties.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees' evaluation of the quality of services provided by Putnam Management under the Management Contracts. The Trustees recognized that a high quality investment process -- as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel -- does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund's performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds.


They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such under-performance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line in an effort to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted. As a general matter, the Trustees concluded that consultation between the Trustees and Putnam Management represents the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds and their financial advisors have, as a general matter, effectively placed their trust in the Putnam organization, under the supervision of the funds' Trustees, to make appropriate decisions regarding the management of the funds. The Trustees believe that the termination of the Management Contract and engagement of a new investment adviser for under-performing funds, with all the attendant disruptions, would not serve the interests of fund shareholders at this time and would not necessarily provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the Management Contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, which pertain mainly to funds investing in equity securities. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage represent assets of the funds that should be used for the benefit of fund shareholders. The Trustees noted recent trends in the allocation of fund brokerage, including commission costs, the allocation of brokerage to firms that provide research services to Putnam Management, and the sources and application of available soft-dollar credits. Effective December 31, 2003, reflecting a decision made by the Trustees earlier that year, Putnam Management ceased allocating brokerage in connection with the sale of fund shares. In addition, in preparing its budget for commission allocations in 2004, Putnam Management voluntarily reduced substantially the allocation of brokerage commissions to acquire research services from third-party service providers. In light of evolving best practices in the mutual fund industry, the Trustees concluded that this practice should be further curtailed and possibly eliminated in the near future. The Trustees indicated that they would continue to monitor the allocation of the funds' brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.


Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of the annual contract reviews included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans and college endowments. This information included comparison of such fees with fees charged to the Putnam funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees devoted special attention to these issues and reviewed recent articles by critics of mutual fund fees, articles by the ICI defending such fee differences, and relevant guidance provided by decisions of the courts. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflects to a substantial degree historical competitive forces operating in separate market places. In reaching their conclusions, the Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, and also considered the differences between the services that Putnam provides to the Putnam funds and those that it provides to institutional clients of the firm.

Settlement of regulatory charges related to market timing

Finally, in reaching their conclusions, the Trustees considered all matters pertinent to the administrative charges filed against Putnam Management by the SEC and the Commonwealth of Massachusetts in October 2003 relating to market timing, the firm's settlement of those charges, and the conclusions and recommendations of the Trustees' Audit and Pricing Committee based on its review of these matters. The Trustees considered the actions taken by the owner of Putnam Management and its new senior management to terminate or discipline the individuals involved, to implement new compliance systems, to indemnify the funds against all costs and liabilities related to these matters, and otherwise to ensure that the interests of the funds and their shareholders are fully protected. The Trustees noted that, in addition to the settlements of the regulatory charges which will provide comprehensive restitution for any losses suffered by shareholders, the new senior management of Putnam Management has moved aggressively to control expense ratios of funds affected by market timing, to reduce charges to new investors, to improve disclosure of fees and expenses, and to emphasize the paramount role of investment performance in achieving shareholders' investment goals.


Other information for shareholders

A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures at no charge by calling Putnam's Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

For periods ending on or after July 9, 2004, the fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



The funds' portfolios
March 31, 2005 (Unaudited)

                                                    Growth 80.6%                 Balanced 62.8%               Conservative 32.6%
Common stocks (a)                               Shares          Value         Shares          Value         Shares          Value
Advertising and Marketing Services                               0.1%                           --%                           --%
---------------------------------------------------------------------------------------------------------------------------------
Cheil Communications, Inc. (South
Korea)                                           1,455       $246,464             --            $--             --            $--
WPP Group PLC (United Kingdom)                  67,633        769,909         69,042        785,949         19,143        217,917
                                                         ------------                  ------------                  ------------
                                                            1,016,373                       785,949                       217,917

Automotive                                                       1.4%                          1.0%                          0.5%
---------------------------------------------------------------------------------------------------------------------------------
American Axle &
Manufacturing Holdings, Inc.                    31,000        759,500         38,400        940,800          8,700        213,150
Autoliv, Inc. (Sweden)                          35,900      1,710,635         45,300      2,158,545         13,400        638,510
Cummins, Inc.                                   47,130      3,315,596         59,590      4,192,157         17,700      1,245,195
DaimlerChrysler AG (Germany)                    21,600        970,352         24,900      1,118,601          6,100        274,035
Denso Corp. (Japan)                              4,700        117,346             --             --             --             --
Ford Otomotiv Sanayi AS (Turkey)                65,191        493,285             --             --             --             --
Honda Motor Co., Ltd. (Japan)                   30,300      1,521,517         22,500      1,129,839          5,500        276,183
Hyundai Motor Co. (South Korea)                 24,750      1,340,605             --             --             --             --
Hyundai Motor Co. GDR 144A (South
Korea)                                          10,609        288,247             --             --             --             --
Nissan Motor Co., Ltd. (Japan)                  66,800        686,490         76,000        781,036         19,000        195,259
Peugeot SA (France)                             12,469        794,294         15,301        974,697          3,529        224,803
Porsche AG (Preference) (Germany)                  496        361,594            678        494,275            150        109,353
Renault SA (France)                             21,370      1,913,375         17,773      1,591,315          4,210        376,945
Toyota Motor Corp. (Japan)                      91,765      3,423,811         94,600      3,529,587         24,000        895,455
Valeo SA (France)                               10,416        464,812         14,144        631,174          2,308        102,994
VS Holdings, Inc. (NON)                         63,050             63             --             --         15,358             15
Volkswagon AG (Germany)                          4,900        233,816          8,000        381,741          1,100         52,489
                                                         ------------                  ------------                  ------------
                                                           18,395,338                    17,923,767                     4,604,386

Banking                                                          6.5%                          4.2%                          2.1%
---------------------------------------------------------------------------------------------------------------------------------
ABN AMRO Holdings NV (Netherlands)              70,366      1,750,173         76,213      1,895,603         19,489        484,739
ABN AMRO Holdings NV (Netherlands)
(RES)                                            4,000         99,490             --             --             --             --
Akbank TAS (Turkey)                            143,014        694,912             --             --             --             --
Allied Irish Banks PLC (Ireland)                    --             --         16,281        341,688             --             --
Anchor BanCorp Wisconsin, Inc.                   9,900        278,289         11,900        334,509             --             --
Anglo Irish Bank Corp. PLC (Ireland)            54,476      1,366,277         22,453        563,129          3,781         94,829
Australia & New Zealand Banking Group,
Ltd. (Australia)                               104,502      1,666,331        121,800      1,942,155         29,022        462,769
Banca Popolare di Milano Scarl (BPM)
(Italy)                                         27,200        260,680         34,900        334,475          8,500         81,462
Banco Bilbao Vizcaya Argentaria SA
(Spain)                                         20,422        333,322         30,749        501,877          2,874         46,909
Banco Itau Finaceira SA (Preference)
(Brazil)                                         5,097        834,473             --             --             --             --
Banco Latinoamericano de Exportaciones
SA Class E (Panama)                             18,000        367,920             --             --             --             --
Banco Popular Espanol (Spain)                   16,169      1,048,480         18,390      1,192,500          5,181        335,962
Banco Santander Central Hispano SA
(Spain)                                        124,282      1,516,527         96,955      1,183,074         33,274        406,020
Banco Santander Chile SA ADR (Chile)            11,450        379,339             --             --             --             --
Bangkok Bank Public Co.,
Ltd. (Thailand)                                117,400        336,243             --             --             --             --
Bank Central Asia Tbk PT (Indonesia)           973,000        349,519             --             --             --             --
Bank Hapoalim, Ltd. (Israel)                   349,012      1,176,463             --             --             --             --
Bank of Ireland (Ireland)  (London
Stock Exchange)                                 31,079        491,916         61,038        966,104         14,484        229,251
Bank of Ireland (Ireland) (Dublin
Exchange)                                       30,698        484,688         15,357        242,471          2,426         38,304
Bank of Montreal (Canada)                        3,200        148,624             --             --            700         32,512
Bank of Nova Scotia (Canada)                     4,000        130,787             --             --             --             --
Bank of the Ozarks, Inc. (SG) (SB)              17,260        548,005         21,080        669,290             --             --
Barclays PLC (United Kingdom)                  268,407      2,743,563        290,667      2,971,098         74,934        765,949
BNP Paribas SA (France)                         41,717      2,962,644         46,893      3,330,232         11,109        788,935
Bolig OG Naeringsbanken (Norway)                    40          2,155             --             --             --             --
Canadian Imperial Bank of Commerce
(Canada)                                         2,067        125,360             --             --            600         36,389
Capitol Bancorp, Ltd.                            5,300        160,325          6,500        196,625             --             --
Chinatrust Financial Holding Co.
(Taiwan)                                       865,782        978,246             --             --             --             --
City Holding Co.                                15,300        451,886         18,500        546,398             --             --
Colonial Bancgroup, Inc.                        74,870      1,536,332         93,430      1,917,184         16,900        346,788
Comerica, Inc.                                  11,890        654,901         15,500        853,740          4,600        253,368
Commerce Asset-Holding
Berhad (Malaysia)                              477,000        574,911             --             --             --             --
Commonwealth Bank of
Australia (Australia)                            8,653        233,930         12,188        329,497          2,568         69,425
Corus Bankshares, Inc.                           8,000        381,520          9,700        462,593             --             --
Credit Agricole SA (France)                      8,373        228,169         12,076        329,077          1,815         49,460
Danske Bank A/S (Denmark)                           --             --          9,498        276,336             --             --
DBS Group Holdings, Ltd. (Singapore)            70,000        632,543         86,000        777,124         20,000        180,727
Denizbank AS (Turkey)                           95,192        269,757             --             --             --             --
Denizbank AS 144A (Turkey)                      25,501         72,266             --             --             --             --
Depfa Bank PLC (Ireland)                        29,020        460,080         19,350        306,773          3,821         60,578
Dexia (Belgium)                                 13,547        323,039         17,687        421,761          2,886         68,819
DnB Holdings ASA (Norway)                      130,086      1,334,432        110,351      1,131,989         28,267        289,965
Doral Financial Corp. (SB) (Puerto
Rico)                                           11,310        247,576         13,903        304,337          4,165         91,172
EFG Eurobank Ergasias SA (Greece)                5,760        177,697             --             --             --             --
FirstFed Financial Corp. (NON)                  31,720      1,618,037         38,700      1,974,087          5,700        290,757
Fortis (Amsterdam Exchange)  (Belgium)          39,030      1,116,336         44,521      1,273,389         11,729        335,473
Fortis (Brussells Exchange)  (Belgium)           1,880         53,698             --             --             --             --
Fubon Financial Holding Co., Ltd.
(Taiwan)                                       585,769        555,739             --             --             --             --
Fubon Financial Holding Co., Ltd. 144A
GDR (Taiwan)                                    13,200        125,796             --             --             --             --
Greater Bay Bancorp                             12,900        314,889         15,600        380,796             --             --
HBOS PLC (United Kingdom)                      119,365      1,860,608        151,898      2,367,718         32,763        510,695
HDFC Bank, Ltd. (India)                         38,436        479,569         35,092        437,846          7,037         87,801
HDFC Bank, Ltd. ADR (India)                      3,400        142,902             --             --             --             --
Housing Development Finance Corp.,
Ltd. (India)                                    19,274        321,057             --             --             --             --
HSBC Holdings PLC (London Exchange)
(United Kingdom)                                230,621      3,647,105        332,782      5,262,707         87,057      1,376,744
HSBC Holdings PLC (Hong Kong Exchange)
(United Kingdom)                               104,024      1,653,906             --             --             --             --
HSBC Holdings PLC ADR (United Kingdom)           2,026        160,864             --             --             --             --
Hudson United Bancorp                           17,100        602,775         20,700        729,675             --             --
Hypo Real Estate Holding (Germany)               1,550         64,173             --             --             --             --
International Bancshares Corp.                  20,760        719,749         26,100        904,887          8,000        277,360
IntesaBCI SpA (Italy)                          184,000        937,303        179,250        913,107         36,000        183,385
Irwin Financial Corp.                           11,500        264,730         14,000        322,280             --             --
Joyo Bank, Ltd. (The) (Japan)                   30,000        161,866             --             --             --             --
Kasikornbank PCL (Thailand)                    372,800        557,699             --             --             --             --
KBC Groupe SA (Belgium)                          8,328        703,986          5,525        467,042          1,316        111,245
KeyCorp                                         62,680      2,033,966         79,200      2,570,040         23,600        765,820
Kookmin Bank (South Korea)                      38,475      1,718,378             --             --             --             --
Krung Thai Bank Public Co., Ltd.
(Thailand)                                   2,475,078        560,144             --             --             --             --
Lloyds TSB Group PLC (United Kingdom)           91,070        822,483        109,555        989,428         25,269        228,213
MainSource Financial Group, Inc.                 6,135        134,847          7,385        162,322             --             --
Mizuho Financial Group, Inc. (Japan)               352      1,668,824            293      1,389,106             75        355,573
Nara Bancorp, Inc.                              32,340        454,377         41,100        577,455         12,100        170,005
National City Corp.                             38,210      1,280,035         49,360      1,653,560         14,700        492,450
Nordea AB (Sweden)                              98,026        995,407         69,500        705,739         11,550        117,285
Northern Rock PLC (United Kingdom)              42,435        636,603             --             --             --             --
Oriental Financial Group (SG) (SB)
(Puerto Rico)                                   61,919      1,450,143         77,520      1,815,518         16,170        378,701
OTP Bank Rt. (Hungary)                          10,773        369,388             --             --             --             --
OTP Bank Rt. GDR (Hungary)                       7,283        501,070             --             --             --             --
Overseas-Chinese Banking
Corp. (Singapore)                               58,000        485,415         61,000        510,522         16,000        133,907
Public Bank Berhad (Malaysia)                  251,546        496,472             --             --             --             --
Punjab National Bank, Ltd. 144A
(India)                                         19,232        173,405             --             --             --             --
R&G Financial Corp. Class B (Puerto
Rico)                                           39,400      1,228,098         47,830      1,490,861          7,014        218,626
Republic Bancorp, Inc.                          47,602        644,531         57,700        781,258             --             --
Republic Bancorp, Inc. Class A                   8,610        191,271         10,080        223,927             --             --
Royal Bank of Scotland Group PLC
(United Kingdom)                               115,380      3,671,103        111,299      3,541,255         28,257        899,067
Sberbank RF (Russia)                             1,963      1,164,059             --             --             --             --
Skandinaviska Enskilda Banken AB
(Sweden)                                        45,000        856,388         44,400        844,970         11,600        220,758
Societe Generale (France)                       14,124      1,471,084         16,102      1,677,103          4,117        428,806
Southwest Bancorp, Inc.                          8,400        154,980          9,900        182,655             --             --
Standard Bank Investment Corp.,
Ltd. (South Africa)                            116,999      1,183,447             --             --             --             --
Sumitomo Mitsui Financial Group, Inc.
(Japan)                                            117        794,296            139        943,651             33        224,032
Taylor Capital Group, Inc.                       4,200        137,130          4,900        159,985             --             --
Trico Bancshares                                 8,600        180,170         10,500        219,975             --             --
U.S. Bancorp                                    69,987      2,017,025         88,254      2,543,480         25,900        746,438
UFJ Holdings, Inc. (Japan) (NON)                    96        506,303             88        464,111             25        131,850
Unibanco-Uniao de Bancos Brasileiros
SA GDR (Brazil)                                 42,698      1,467,957             --             --             --             --
UnionBanCal Corp.                               60,700      3,717,875         76,385      4,678,581         22,700      1,390,375
United Overseas Bank, Ltd. (Singapore)          63,000        550,185         87,000        759,779         18,000        157,196
Wells Fargo & Co.                               60,280      3,604,744         75,926      4,540,375         22,800      1,363,440
West Coast Bancorp                              21,700        516,460         26,300        625,940             --             --
Westcorp                                        51,520      2,176,720         64,500      2,725,125         19,400        819,650
Westpac Banking Corp. (Australia)              110,576      1,627,225         97,278      1,431,533         25,375        373,416
Wilshire Bancorp, Inc.                          42,310        551,722         53,700        700,248         15,800        206,032
                                                         ------------                  ------------                  ------------
                                                           87,070,307                    78,263,675                    18,209,432

Basic Materials                                                  4.8%                          3.2%                          1.6%
---------------------------------------------------------------------------------------------------------------------------------
Acerinox SA (Spain)                             21,884        359,744         35,413        582,143          4,120         67,727
Aggregate Industries PLC (United
Kingdom)                                        90,836        235,556        105,872        274,547         25,123         65,149
AK Steel Holding Corp. (NON)                    88,900        983,234        110,800      1,225,448         22,800        252,168
Akzo-Nobel NV (Netherlands)                      7,830        358,366             --             --             --             --
Albany International Corp.                      11,140        344,003         13,200        407,616          4,200        129,696
Anglo American Platinum Corp. (South
Africa)                                          6,257        235,524             --             --             --             --
Anglo American PLC (United Kingdom)             50,801      1,204,592             --             --             --             --
Antofagasta PLC (United Kingdom)                 3,691         88,990             --             --             --             --
Arcelor (Luxembourg)                            50,967      1,167,663         56,850      1,302,444         14,299        327,593
Arch Chemicals, Inc.                             6,700        190,749          8,000        227,760             --             --
BASF AG (Germany)                               29,120      2,068,035         25,400      1,803,849          7,100        504,225
BHP Billiton PLC (United Kingdom)              137,382      1,845,540        173,772      2,334,389         40,079        538,407
BHP Billiton, Ltd. (Australia)                 157,922      2,182,304        172,337      2,381,503         44,062        608,887
BlueScope Steel, Ltd. Class A
(Australia)                                     69,846        469,904         88,106        592,752         20,761        139,674
Brady Corp.                                     26,300        850,805         33,200      1,074,020          9,700        313,795
Carpenter Technology Corp.                      12,500        742,625         15,100        897,091             --             --
China Oriental Group Company, Ltd.
144A (Hong Kong) (NON)                          52,000         11,201             --             --             --             --
Cemex SA de CV ADR (Mexico)                     42,387      1,536,529             --             --             --             --
Compagnie de Saint Gobain (France)              24,539      1,498,756         27,493      1,679,176          7,593        463,754
Companhia Siderurgica Nacional SA
(Brazil) (NON)                                  13,124        312,664             --             --             --             --
Companhia Vale do Rio Doce (CVRD) ADR
(Brazil)                                        35,286      1,115,390         18,800        594,268          4,400        139,084
Companhia Vale do Rio Doce (CVRD)
(Preference A)  ADR (Brazil)                    40,700      1,081,399             --             --             --             --
Compass Minerals International, Inc.             8,700        221,415         10,500        267,225             --             --
CRH PLC (Ireland)                               77,970      2,048,731         61,948      1,627,739         15,010        394,401
DSM NV (Netherlands) (NON)                       9,581        676,685         11,631        821,472          2,756        194,650
Eastman Chemical Co.                            39,400      2,324,600         49,900      2,944,100         14,800        873,200
Formosa Chemicals & Fibre Corp.
(Taiwan)                                       140,600        286,893             --             --             --             --
Formosa Plastics Corp. (Taiwan)                376,677        676,422             --             --             --             --
Georgia Gulf Corp.                              58,096      2,671,254         72,800      3,347,344         17,670        812,467
Grief, Inc. Class A                             10,300        717,704         12,400        864,032             --             --
Hanwha Chemical Corp. (South Korea)             39,590        522,460             --             --             --             --
Henkel KGaA (Germany)                            1,478        125,803             --             --             --             --
Holcim, Ltd. (Switzerland)                       6,830        421,573          7,874        486,013          1,285         79,315
Impala Platinum Holdings, Ltd. (South
Africa)                                         10,574        893,002             --             --             --             --
International Steel Group, Inc. (NON)           42,320      1,671,640         53,000      2,093,500         15,900        628,050
JFE Holdings, Inc. (Japan)                       8,500        237,657          9,800        274,004          2,300         64,307
Lafarge SA (France)                             12,929      1,255,052         10,679      1,036,639          2,463        239,090
Louisiana-Pacific Corp.                        130,300      3,275,742        165,039      4,149,080         44,654      1,122,602
MacDermid, Inc.                                 16,200        526,500         19,500        633,750             --             --
Mechel Steel Group OAO ADR (Russia)
(NON)                                            9,200        246,284             --             --             --             --
Mitsubishi Chemical Corp. (Japan)               52,000        166,299         54,000        172,695         18,000         57,565
Nan Ya Plastic Corp. (Taiwan)                  261,302        387,016             --             --             --             --
Neenah Paper, Inc.                                   1             34             --             --             --             --
NewMarket Corp. (NON)                           13,100        243,660         15,700        292,020             --             --
Nippon Shokubai Co., Ltd. (Japan)               29,000        263,045         42,000        380,961          6,000         54,423
Nucor Corp.                                     19,500      1,122,420         24,500      1,410,220          7,200        414,432
Octel Corp.                                     14,700        272,391         17,800        329,834             --             --
Olympic Steel, Inc. (NON) (SG) (SB)             16,200        289,656         19,600        350,448             --             --
OM Group, Inc. (NON)                            13,700        416,754         16,600        504,972             --             --
Orica, Ltd. (Australia)                         22,822        322,081         26,939        380,183          6,432         90,773
Phelps Dodge Corp.                              16,950      1,724,324         21,100      2,146,503          6,300        640,899
Plum Creek Timber Company, Inc. (R)             28,560      1,019,592         35,100      1,253,070         10,500        374,850
Pohang Iron & Steel Co., Ltd. (South
Korea)                                           3,290        651,261          1,820        360,272            270         53,447
Polymer Group, Inc. Class A (NON)                1,090         26,106             --             --            545         13,053
Potlatch Corp.                                  11,670        549,307         13,800        649,566             --             --
PPG Industries, Inc.                            39,940      2,856,509         50,450      3,608,184         15,100      1,079,952
Rayonier, Inc. (R)                              23,650      1,171,385         30,500      1,510,665          9,000        445,770
Reliance Industries, Ltd. (India)              158,765      1,987,110             --             --             --             --
Rinker Group, Ltd. (Australia)                 105,207        878,651         97,376        813,249         24,036        200,740
Rio Tinto, Ltd. (Australia) (SB)                13,638        476,058          9,261        323,272          2,194         76,585
Shin-Etsu Chemical Co. (Japan)                   4,200        159,454             --             --             --             --
Siam Cement PCL (Thailand)                     107,300        685,974             --             --             --             --
Silgan Holdings, Inc.                           19,600      1,273,608         23,800      1,546,524             --             --
Southern Peru Copper Corp. (SG) (SB)
(SC)                                            20,343      1,128,223         25,600      1,419,776          7,500        415,950
Ssab Svenskt Stal AB Class A (Sweden)           17,800        443,660         23,400        583,239          3,800         94,714
Steel Dynamics, Inc.                             7,200        248,040          8,700        299,715             --             --
Sterling Chemicals, Inc. (NON)                     125          5,125             --             --             34          1,394
Sumitomo Chemical Co., Ltd. (Japan)             24,000        118,945             --             --             --             --
Teck Corp. (Canada)                              7,000        259,549             --             --             --             --
Terra Industries, Inc. (NON) (SG) (SB)
(SC)                                           280,290      2,175,050        352,500      2,735,400         90,600        703,056
Texas Industries, Inc.                          11,400        612,750         14,400        774,000          4,200        225,750
Tredegar Corp.                                  12,100        204,006         14,700        247,842             --             --
United States Steel Corp.                       51,070      2,596,910         64,490      3,279,317         18,900        961,065
Vedanta Resources PLC (United Kingdom)          33,864        301,358             --             --             --             --
W.R. Grace & Co. (NON) (SG) (SB) (SC)           83,450        710,994        105,000        894,600         31,200        265,824
Yara International ASA (Norway) (NON)            4,259         64,943             --             --             --             --
YTL Corp. Berhad (Malaysia)                    316,800        471,032             --             --             --             --
                                                         ------------                  ------------                  ------------
                                                           63,966,270                    60,188,431                    14,128,483

Broadcasting                                                     0.3%                          0.2%                          0.1%
---------------------------------------------------------------------------------------------------------------------------------
Antena 3 Television SA (Spain)                     200         16,361             --             --             39          3,190
Citadel  Broadcasting Corp. (NON) (SB)          59,300        814,189         75,200      1,032,496         22,100        303,433
Gestevision Telecinco SA (Spain)                15,553        362,588             --             --             --             --
Grupo Televisa SA de CV ADR (Mexico)            10,880        639,744             --             --             --             -
ITV PLC (United Kingdom)                         1,351          3,255             --             --             --             --
ITV PLC (Convertible Shares)  (United
Kingdom) (NON)                                     127            144             --             --             --             --
Mediaset SpA (Italy)                           117,067      1,688,627         90,259      1,301,936         23,200        334,647
Publishing & Broadcasting, Ltd.
(Australia)                                     47,423        564,385         55,318        658,344         13,104        155,952
Societe Television Francaise
I (France)                                          88          2,790            158          5,010             23            729
                                                         ------------                  ------------                  ------------
                                                            4,092,083                     2,997,786                       797,951

Building Materials                                               0.6%                          0.4%                          0.2%
---------------------------------------------------------------------------------------------------------------------------------
Asahi Chemical Industry Co., Ltd.
(Japan)                                        188,000        928,221        215,000      1,061,530         53,000        261,679
Asahi Glass Co., Ltd. (Japan)                   75,000        792,500         68,000        718,534         16,000        169,067
Assa Abloy AB Class B (Sweden)                     600          8,521             --             --            200          2,840
Boral, Ltd. (Australia)                         64,195        302,816        120,125        566,645         23,755        112,055
BPB PLC (United Kingdom)                       103,275        968,809             --             --             --             --
CSR, Ltd. (Australia)                           90,532        172,221        134,908        256,638         19,676         37,430
Lafarge North America, Inc.                     23,960      1,400,462         30,410      1,777,465          8,900        520,205
Tostem Inax Holding Corp. (Japan)                  240          4,417             --             --             --             --
Toto, Ltd. (Japan)                              24,000        206,471             --             --             --             --
USG Corp. (NON) (SG) (SB) (SC)                  84,956      2,817,141        107,000      3,548,120         28,800        955,008
                                                         ------------                  ------------                  ------------
                                                            7,601,579                     7,928,932                     2,058,284

Capital Goods                                                    4.9%                          4.0%                          2.0%
---------------------------------------------------------------------------------------------------------------------------------
3M Co.                                          42,120      3,609,263         53,110      4,550,996         15,600      1,336,764
Actividades de Construccion
y Servicios SA (Spain)                          13,536        335,970         18,133        450,069          2,956         73,369
Acuity Brands, Inc.                             29,710        802,170         37,493      1,012,311         11,300        305,100
Applied Industrial Technologies, Inc.           41,515      1,129,208         50,150      1,364,080          6,000        163,200
Ball Corp.                                      30,360      1,259,333         38,120      1,581,218         11,400        472,872
Boeing Co. (The)                                71,950      4,206,197         89,900      5,255,554         26,800      1,566,728
Bouygues SA (France)                            21,040        836,102         26,577      1,056,136          6,129        243,559
Brother Industries, Ltd. (Japan)                35,000        337,105         45,000        433,421          8,000         77,053
Canon, Inc. (Japan)                             51,200      2,752,946         56,400      3,032,542         13,300        715,121
Consol, Ltd. (South Africa) (NON)              102,522        169,042             --             --             --             --
Daelim Industrial Co. (South Korea)             14,360        760,851             --             --             --             --
Daito Trust Construction Co., Ltd.
(Japan)                                          6,900        290,350          8,300        349,261          2,300         96,783
DRS Technologies, Inc. (NON)                    11,300        480,250         13,800        586,500             --             --
Eagle Materials, Inc.                           16,600      1,343,604         20,200      1,634,988            935         75,679
Eaton Corp.                                     22,800      1,491,120         28,800      1,883,520          8,500        555,900
Emerson Electric Co.                            30,990      2,012,181         39,100      2,538,763         11,600        753,188
EnPro Industries, Inc. (NON)                    39,890      1,096,975         50,700      1,394,250         14,900        409,750
European Aeronautic Defense and Space
Co. (Netherlands) (NON)                         30,254        906,606         27,122        812,751          6,661        199,607
Flowserve Corp. (NON)                            9,200        238,004         11,200        289,744             --             --
Franklin Electric Co., Inc.                     11,400        430,122         13,900        524,447             --             --
Global Imaging Systems, Inc. (NON)
(SG) (SB)                                       17,600        624,096         21,500        762,390             --             --
Heico Corp. (SG)                                14,900        299,490         18,200        365,820             --             --
Hyundai Mobis (South Korea)                      9,260        603,715             --             --             --             --
Innovative Solutions & Support, Inc.
(NON)                                           41,380      1,313,815         51,700      1,641,475         15,500        492,125
Invensys, PLC (United Kingdom) (NON)            12,811          3,752         22,852          6,692          3,333            976
Kennametal, Inc.                                18,590        882,839         23,910      1,135,486          7,100        337,179
Komatsu, Ltd. (Japan)                           25,000        188,423             --             --             --             --
Kone OYJ Class B (Finland)                       5,320        414,593          6,740        525,255            840         65,462
LG Engineering & Construction, Ltd.
(South Korea)                                   20,790        573,291             --             --             --             --
Lincoln Electric  Holdings, Inc.                14,620        439,770         18,400        553,472          5,600        168,448
Linde AG (Germany)                               7,300        502,492          8,500        585,093          2,000        137,669
MAN AG (Germany)                                19,700        880,645         22,800      1,019,224          5,600        250,336
Middleby Corp. (SG) (SB)                        16,080        794,352         20,400      1,007,760          6,000        296,400
Moog, Inc. (NON)                                11,200        506,240         13,500        610,200             --             --
Mueller Industries, Inc.                        88,230      2,483,675        110,700      3,116,205         28,100        791,015
Murray & Roberts Holdings, Ltd. (South
Africa)                                        267,600        586,296             --             --             --             --
NACCO Industries, Inc. Class A                   2,050        208,977          2,580        263,005             --             --
Nordson Corp.                                   28,000      1,030,960         35,500      1,307,110         10,300        379,246
Perini Corp. (NON)                             107,540      1,482,977        133,600      1,842,344         21,500        296,485
Precision Castparts Corp.                        5,400        415,854          6,600        508,266             --             --
Republic Services, Inc.                         33,390      1,117,897         42,100      1,409,508         12,700        425,196
Rockwell Automation, Inc.                       40,520      2,295,053         51,300      2,905,632         15,100        855,264
Scansource, Inc. (NON)                           7,200        373,176          8,700        450,921             --             --
Schindler Holding AG (Switzerland)               1,937        720,117          2,246        834,993            652        242,393
Siemens AG (Germany)                            26,315      2,081,531         28,873      2,283,871          7,324        579,333
SKF AB Class B (Sweden)                         33,760      1,584,628         29,600      1,389,365          6,300        295,710
Standard Register Co. (The)                     11,700        147,420         13,900        175,140             --             --
Sumitomo Heavy Industries, Ltd.
(Japan)                                        110,000        434,075        113,000        445,914         31,000        122,330
Taylor Woodrow PLC (United Kingdom)             42,262        244,340         60,737        351,155         18,201        105,230
Tecumseh Products Co. Class A                   15,390        609,598         20,000        792,200          5,900        233,699
Teledyne Technologies, Inc. (NON)               24,700        773,110         30,100        942,130             --             --
Terex Corp. (NON)                               77,340      3,348,822         97,317      4,213,826         22,700        982,910
ThyssenKrupp AG (Germany)                       45,001        930,982         49,900      1,032,333          9,300        192,399
Tomkins PLC (United Kingdom)                   131,063        654,363        163,539        816,508         36,472        182,095
Tong Yang Industry (Taiwan)                    235,633        314,547             --             --             --             --
Toro Co. (The)                                  17,200      1,522,200         20,800      1,840,800             --             --
Toyo Seikan Kaisha, Ltd. (Japan)                27,000        502,684         24,000        446,830          7,000        130,325
United Defense Industries, Inc.                 35,010      2,570,434         44,080      3,236,354         13,225        970,980
United Industrial Corp. (SG) (SB) (SC)          25,660        760,049         32,200        953,764          9,400        278,428
URS Corp. (NON)                                 12,900        370,875         15,500        445,625             --             --
Vinci SA (France)                               14,306      2,067,280         12,433      1,796,623          2,611        377,301
WESCO International, Inc. (NON)                 81,090      2,270,520        100,500      2,814,000         21,400        599,200
Wolseley PLC (United Kingdom)                   60,851      1,273,888         44,387        929,222         10,238        214,328
Woodward Governor Co.                            5,700        408,690          7,000        501,900             --             --
                                                         ------------                  ------------                  ------------
                                                           66,099,930                    75,008,962                    17,047,135

Commercial and Consumer Services                                 1.1%                          0.9%                          0.4%
---------------------------------------------------------------------------------------------------------------------------------
4Kids Entertainment, Inc. (NON) (SG)
(SB) (SC)                                       27,760        613,774         35,700        789,327         10,600        234,366
Administaff, Inc. (SB) (SC)                     55,288        807,205         69,045      1,008,057         15,498        226,271
AVI, Ltd. (South Africa)                       102,522        223,465             --             --             --             --
Brink's Co. (The)                               34,200      1,183,320         41,598      1,439,291          6,200        214,520
Catalina Marketing Corp. (SG) (SB)              52,290      1,354,311         65,300      1,691,270         13,200        341,880
Consolidated Graphics, Inc. (NON)                6,400        336,640          7,600        399,760             --             --
GS Holdings Corp. (South Korea)                 13,590        336,605             --             --             --             --
HUB Group, Inc. Class A (NON)                   11,400        714,438         13,900        871,113             --             --
iPayment, Inc. (NON)                             7,400        312,280          9,000        379,800             --             --
John H. Harland Co.                             58,040      1,994,254         72,400      2,487,664         16,800        577,248
PDI, Inc. (NON)                                 33,760        692,080         41,911        859,176         12,748        261,334
SECOM Co., Ltd. (Japan)                          3,000        125,117          4,000        166,823          1,000         41,706
ServiceMaster Co. (The)                         64,400        869,400         81,500      1,100,250         23,900        322,650
SGS Societe Generale  Surveillance
Holding SA (Switzerland)                           494        357,358             --             --             --             --
Tech Data Corp. (NON)                           31,900      1,182,214         40,300      1,493,518         11,900        441,014
TeleTech Holdings, Inc. (NON)                  107,800      1,392,776        130,900      1,691,228             --             --
Unifirst Corp.                                  15,100        602,490         18,200        726,180             --             --
Ventiv Health, Inc. (NON)                       85,120      1,957,760        106,500      2,449,500         20,800        478,400
                                                         ------------                  ------------                  ------------
                                                           15,055,487                    17,552,957                     3,139,389

Communication Services                                           4.0%                          2.4%                          1.2%
---------------------------------------------------------------------------------------------------------------------------------
AboveNet, Inc. (NON)                               848         27,984             --             --            429         14,157
Advanced Info Service Public Co., Ltd.
(Thailand)                                     217,400        555,939             --             --             --             --
America Movil SA de CV ADR Ser. L
(Mexico)                                        25,430      1,312,188             --             --             --             --
AT&T Corp. (SG) (SB)                           164,030      3,075,563        208,000      3,900,000         62,000      1,162,500
BellSouth Corp.                                 63,010      1,656,533         79,864      2,099,625         23,400        615,186
Birch Telecom, Inc. (NON) (F)                      664              1             --             --            585              1
Brasil Telecom Paricipacoes SA ADR
(Brazil)                                        14,100        460,365             --             --             --             --
Brightpoint, Inc. (NON)                         14,500        271,585         17,600        329,648             --             --
BT Group PLC (United Kingdom)                   59,343        230,412         87,936        341,431         21,918         85,101
CenturyTel, Inc.                                33,300      1,093,572         42,100      1,382,564         12,400        407,216
China Mobile, Ltd. (Hong Kong)                 645,000      2,108,897             --             --             --             --
China Netcom Group Corp. Hong Kong,
Ltd. (Hong Kong) (NON)                         801,500      1,125,313             --             --             --             --
China Telecom Corp., Ltd. (China)            1,250,000        436,749             --             --             --             --
China Telecom Corp., Ltd. ADR (China)            6,438        224,300          9,357        325,998          1,438         50,100
Chunghwa Telecom Co., Ltd. (Taiwan)
(NON)                                          320,000        663,128             --             --             --             --
Commonwealth Telephone Enterprises,
Inc. (NON)                                      25,600      1,206,784         31,000      1,461,340             --             --
Covad Communications Group, Inc. (NON)
(SG) (SC)                                        7,625          9,150             --             --          5,190          6,228
Deutsche Telekom AG (Germany) (NON)             10,900        218,276         11,600        232,293          3,100         62,078
Deutsche Telekom AG ADR (Germany)
(NON)  (SG) (SB) (SC)                           59,700      1,191,612         70,500      1,407,180         16,500        329,340
Earthlink, Inc. (NON)                          118,707      1,068,363        143,115      1,288,035             --             --
France Telecom SA (France)                      22,110        663,708         30,608        918,805          5,318        159,638
Globix Corp. (NON)                               9,289         34,369             --             --          4,816         17,819
Hellenic
Telecommunication Organization (OTE)
SA (Greece)                                     14,496        256,567             --             --             --             --
iPCS Escrow, Inc. (NON) (F)                    300,000            300             --             --        155,000            155
Jupiter Telecommunications  Co., Ltd.
(Japan) (NON)                                      192        153,507             --             --             --             --
Jupiter Telecommunications  Co., Ltd.
144A (Japan) (NON)                                   3          2,399             --             --             --             --
KDDI Corp. (Japan)                                  77        382,336            108        536,263             21        104,273
Koninklijke (Royal) KPN
NV (Netherlands)                               186,771      1,674,692        170,604      1,529,729         39,099        350,583
Koninklijke (Royal) KPN NV 144A
(Netherlands)                                   19,617        175,897             --             --             --             --
KT Corp. ADR (South Korea)                       7,600        161,956          8,000        170,480          1,700         36,227
KT Freetel Co., Ltd. (South Korea)              12,320        259,043             --             --             --             --
Leucadia National Corp.                            259          8,897             --             --            124          4,259
MTN Group, Ltd. (South Africa)                 125,506        888,324             --             --             --             --
NII Holdings, Inc. (NON)                         5,300        304,750          6,400        368,000             --             --
Nippon Telegraph & Telephone (NTT)
Corp. (Japan)                                      301      1,320,077            328      1,438,489             87        381,550
North Pittsburgh Systems, Inc.                   5,900        116,614          6,900        136,379             --             --
Novatel Wireless, Inc. (NON)                    53,350        573,513         66,600        715,950         19,800        212,850
NTT DoCoMo, Inc. (Japan)                           554        932,486            597      1,004,863            129        217,131
NTT DoCoMo, Inc. ADR (Japan)                     2,118         35,477             --             --             --             --
O2 PLC (United Kingdom) (NON)                  186,609        420,451             --             --             --             --
Orascom Telecom Holding SAE 144A
(Egypt) (NON)                                   13,700        482,240             --             --             --             --
Portugal Telecom SGPS SA (Portugal)             40,322        473,682         47,694        560,284         11,386        133,757
Premiere AG (Germany) (NON)                      3,039        126,176             --             --             --             --
Premiere AG 144A (Germany) (NON)                 1,060         44,010             --             --             --             --
Premiere Global Services, Inc. (NON)           197,210      2,232,417        241,400      2,732,648         38,200        432,424
PT Telekomunikasi (Indonesia)                1,742,000        823,608             --             --             --             --
Shenandoah Telecom Co.                           6,400        198,400          7,700        238,700             --             --
Sprint Corp. (FON Group) (SG) (SB)             124,280      2,827,370        157,320      3,579,030         46,100      1,048,775
Swisscom AG (Switzerland)                           --             --             --             --              2            736
Talk America Holdings, Inc. (NON) (SB)          32,000        206,400         38,700        249,615             --             --
TDC A/S (Denmark)                               14,200        600,194         17,900        756,582          3,750        158,502
Tele Norte Leste Participacoes SA ADR
(Brazil)                                       101,388      1,568,472             --             --             --             --
Telecom Italia Mobile SpA (Italy)              111,846        750,701        133,000        892,685         31,750        213,103
Telecom Italia SpA-RNC (Italy)                 225,095        705,683             --             --             --             --
Telecom Italia SpA (Italy)                     319,945      1,216,123        574,134      2,182,305        141,410        537,505
Telefonica SA (Spain)                           49,726        868,479         58,770      1,026,435         12,147        212,151
Telefonica SA ADR (Spain)                        2,506        130,237             --             --             --             --
Telefonos de Mexico SA de CV (Telmex)
ADR Ser. L (Mexico)                             43,916      1,516,419             --             --             --             --
Telekom Austria AG (Austria)                    15,136        297,005             --             --             --             --
Telemar Norte Leste SA (Preference)
(Brazil)                                        29,787        695,067             --             --             --             --
Telenor ASA (Norway)                            55,000        496,665         65,000        586,968         15,600        140,872
TeliaSonera AB (Sweden)                         81,400        485,542         93,800        559,507         22,600        134,807
Verizon Communications, Inc.                   154,176      5,473,248        195,153      6,927,932         58,100      2,062,550
Vodafone Group PLC (United Kingdom)          2,144,347      5,692,399      2,184,849      5,799,915        532,336      1,413,143
Vodafone Group PLC ADR (United
Kingdom)                                         5,100        135,456             --             --             --             --
                                                         ------------                  ------------                  ------------
                                                           53,348,070                    45,679,678                    10,704,717

Communications Equipment                                         1.3%                          1.2%                          0.5%
---------------------------------------------------------------------------------------------------------------------------------
Alcatel SA (France) (NON)                       10,163        123,616         11,232        136,618          2,367         28,791
Aspect Communications Corp. (NON)              134,160      1,396,606        160,400      1,669,764         23,609        245,770
Cisco Systems, Inc. (NON) (SEG)                312,490      5,590,446        395,376      7,073,277        116,600      2,085,974
Comtech Telecommunications  Corp.
(NON)                                           18,500        963,850         22,300      1,161,830             --             --
Digi International, Inc. (NON)                  69,310        950,933         85,500      1,173,060         17,195        235,915
Enterasys Networks, Inc. (NON)                      79            111            276            386             --             --
F5 Networks, Inc. (NON)                         14,900        752,301         18,200        918,918             --             --
Harris Corp.                                    28,600        933,790         34,800      1,136,220             --             --
Inter-Tel, Inc.                                 28,230        691,635         34,460        844,270          8,100        198,450
Nice Systems, Ltd. ADR  (Israel) (NON)          13,900        447,858         16,800        541,296             --             --
Nokia OYJ (Finland)                            128,806      2,001,905        135,864      2,111,601         33,162        515,404
Nokia OYJ ADR (Finland)                          2,800         43,204             --             --             --             --
Qualcomm, Inc.                                  64,570      2,366,491         81,300      2,979,645         24,300        890,595
Telefonaktiebolaget LM Ericsson AB
Class B (Sweden)                               530,615      1,499,636        590,740      1,669,563        151,159        427,209
                                                         ------------                  ------------                  ------------
                                                           17,762,382                    21,416,448                     4,628,108

Computers                                                        1.7%                          1.4%                          0.7%
---------------------------------------------------------------------------------------------------------------------------------
Anixter International, Inc.                     16,700        603,705         20,400        737,460             --             --
Avid Technology, Inc. (NON)                      9,800        530,376         12,000        649,440             --             --
Brocade Communications Systems, Inc.
(NON)                                           82,600        488,992         99,500        589,040             --             --
Catapult  Communications Corp. (NON)            22,100        471,835         27,000        576,450             --             --
Dell, Inc. (NON)                                57,800      2,220,676         73,000      2,804,660         21,500        826,030
Hitachi, Ltd. (Japan)                          164,000      1,021,358        199,000      1,239,330         49,000        305,162
IBM Corp.                                       58,140      5,312,833         73,300      6,698,154         22,000      2,010,360
Intergraph Corp. (NON) (SG) (SB)                24,600        708,726         30,000        864,300             --             --
j2 Global Communications, Inc. (NON)
(SG) (SB)                                       12,000        411,720         14,600        500,926             --             --
Media Tek, Inc. (Taiwan)                        35,000        249,182             --             --             --             --
Mitsubishi Electric Corp. (Japan)
(NON)                                           72,000        373,667         96,000        498,223         16,000         83,037
NCR Corp. (NON)                                 51,140      1,725,464         64,000      2,159,360         19,100        644,434
Netgear, Inc. (NON) (SG) (SB)                   58,700        885,783         71,200      1,074,408             --             --
PalmOne, Inc. (NON) (SG) (SB) (SC)              78,600      1,994,868         99,000      2,512,620         27,000        685,260
Pomeroy Computer Resources, Inc. (NON)          29,700        442,530         35,500        528,950             --             --
RadiSys Corp. (NON)                             47,520        672,883         60,200        852,432         17,900        253,464
Satyam Computer Services., Ltd.
(India)                                        137,874      1,291,186             --             --             --             --
Sun Microsystems, Inc. (NON)                   359,400      1,451,976        456,300      1,843,452        134,500        543,380
Synaptics, Inc. (NON)                           24,900        577,680         31,500        730,800          9,300        215,760
Transact Technologies, Inc. (NON)               23,170        231,932         29,300        293,293          8,600         86,086
Universal Electronics, Inc. (NON)               11,800        199,184         13,800        232,944             --             --
Verint Systems, Inc. (NON)                       9,100        317,954         11,100        387,834             --             --
Western Digital Corp. (NON)                     60,732        774,333         73,917        942,442             --             --
Zyxel Communications Corp. (Taiwan)            177,232        391,496             --             --             --             --
                                                         ------------                  ------------                  ------------
                                                           23,350,339                    26,716,518                     5,652,973

Conglomerates                                                    1.0%                          0.9%                          0.5%
---------------------------------------------------------------------------------------------------------------------------------
AMETEK, Inc.                                     9,500        382,375         11,600        466,900             --             --
General Electric Co. (SEG)                     223,780      8,069,507        282,878     10,200,581         84,500      3,047,070
Hutchison Whampoa, Ltd. (Hong Kong)                 --             --         40,000        339,783             --             --
Itochu Corp. (Japan)                           165,000        833,177        188,000        949,317         46,000        232,280
Lagardere SCA (France)                           7,076        537,003          8,514        646,134          2,921        221,677
Marubeni Corp. (Japan)                         269,000        865,308        325,000      1,045,446         79,000        254,124
Mitsubishi Corp. (Japan)                        66,500        863,741         76,000        987,133         19,000        246,783
Sumitomo Corp. (Japan)                          51,000        438,274         68,000        584,365         23,000        197,653
Swire Pacific, Ltd. (Hong Kong)                140,000      1,108,461        154,500      1,223,266         38,500        304,827
TUI AG (Germany)                                16,000        422,493         14,300        377,604          4,200        110,905
Vivendi Universal SA (France)                    8,938        274,461             --             --             --             --
                                                         ------------                  ------------                  ------------
                                                           13,794,800                    16,820,529                     4,615,319

Consumer Cyclicals                                               1.0%                          1.0%                          0.5%
---------------------------------------------------------------------------------------------------------------------------------
Ameristar Casinos, Inc.                         41,116      2,248,223         51,493      2,815,637         10,400        568,672
Black & Decker Manufacturing Co.                26,370      2,082,966         33,260      2,627,207          9,900        782,001
Dex Media, Inc.                                 81,950      1,692,268        103,100      2,129,015         30,500        629,825
GTECH Holdings Corp.                            36,000        847,080         45,700      1,075,321         13,400        315,302
LVMH Moet Hennessy Louis Vuitton SA
(France)                                         5,292        396,800          8,694        651,886          1,940        145,463
Nordstrom, Inc.                                 55,450      3,070,821         70,190      3,887,122         20,800      1,151,904
Pioneer Corp. (Japan)                           20,900        376,997         27,800        501,461          6,200        111,837
Ryland Group, Inc. (The)                         9,200        570,584         11,200        694,624             --             --
Sony Corp. (Japan)                              27,700      1,106,031         32,700      1,305,676          7,500        299,467
Swatch Group AG (The) (Switzerland)              9,217        257,575             --             --             --             --
Swatch Group AG (The) Class
B (Switzerland)                                  1,012        139,621          4,879        673,135            933        128,722
Tenneco Automotive, Inc. (NON)                  86,900      1,082,774        109,100      1,359,386         25,400        316,484
                                                         ------------                  ------------                  ------------
                                                           13,871,740                    17,720,470                     4,449,677

Consumer Finance                                                 0.7%                          0.6%                          0.2%
---------------------------------------------------------------------------------------------------------------------------------
Accredited Home Lenders  Holding Co.
(NON)                                           23,180        839,811         29,600      1,072,408          8,750        317,013
Acom Co., Ltd. (Japan)                           9,110        617,613         10,920        740,322          2,510        170,166
Aiful Corp. (Japan)                             11,325        908,626          8,925        716,070          2,250        180,522
CompuCredit Corp. (NON)                         16,100        428,582         19,400        516,428             --             --
Countrywide Financial Corp.                     25,900        840,714         32,820      1,065,337          9,700        314,862
Credit Saison Co., Ltd. (Japan)                  6,000        216,570             --             --             --             --
MBNA Corp.                                      68,760      1,688,058         87,107      2,138,477         25,600        628,480
Metris Cos., Inc. (NON)                        107,250      1,243,028        136,500      1,582,035         40,900        474,031
Nelnet, Inc. Class A (NON)                      19,800        630,234         24,300        773,469             --             --
Portfolio Recovery Associates, Inc.
(NON)                                           12,000        408,360         14,600        496,838             --             --
Theta Group, Ltd. (South Africa)               232,073        623,441             --             --             --             --
World Acceptance Corp. (NON)                    36,800        939,136         44,700      1,140,744             --             --
                                                         ------------                  ------------                  ------------
                                                            9,384,173                    10,242,128                     2,085,074

Consumer Staples                                                 7.5%                          6.2%                          3.5%
---------------------------------------------------------------------------------------------------------------------------------
7-Eleven, Inc. (NON)                            46,530      1,117,651         57,575      1,382,952         10,200        245,004
Albertson's, Inc.                               87,000      1,796,550        109,800      2,267,370         32,200        664,930
Altadis SA (Spain)                              19,665        806,250         23,323        956,225          5,447        223,323
Altria Group, Inc.                              75,030      4,906,212         94,934      6,207,734         28,400      1,857,076
American Greetings Corp. Class A                22,100        563,108         26,900        685,412             --             --
Amorepacific Corp. (South Korea)                 2,560        612,645             --             --             --             --
Archer Daniels Midland Co. (SG) (SB)            86,348      2,122,434        109,041      2,680,228         32,200        791,476
BAT Industries PLC (United Kingdom)             69,601      1,226,934         78,069      1,376,208         20,573        362,663
Boots Group PLC (United Kingdom)                55,886        658,360         61,156        720,443         17,595        207,276
Boston Beer Co., Inc. Class A (NON)             16,900        370,110         21,500        470,850          6,300        137,970
Cal-Maine Foods, Inc. (SG) (SB) (SC)           129,640      1,018,970        163,200      1,282,752         48,300        379,638
Carrefour Supermarche SA (France)                3,979        211,689          7,750        412,312          1,332         70,864
Casino Guichard Perrachon SA  (France)
(NON)                                            5,081        428,189          6,623        558,137          1,569        132,224
CEC Entertainment, Inc. (NON)                   68,050      2,490,630         84,650      3,098,190         18,800        688,080
Chiquita Brands International, Inc.             22,300        597,194         26,800        717,704             --             --
CKE Restaurants, Inc. (NON) (SG) (SB)          113,150      1,793,428        144,100      2,283,985         42,900        679,965
Clorox Co. (SB)                                 66,540      4,191,355         83,700      5,272,263         25,000      1,574,750
Coca-Cola Femsa SA de CV ADR (Mexico)           24,800        599,416             --             --             --             --
Coca-Cola West Japan Co., Ltd. (Japan)          22,500        530,204         29,100        685,730          5,500        129,605
Coles Myer, Ltd. (Australia)                    97,796        711,637        136,481        993,139         27,146        197,535
Colruyt SA (Belgium)                             1,564        243,484             --             --             --             --
Companhia de Bebidas das Americas
(AmBev) ADR (Brazil)                            19,841        573,206             --             --             --             --
Costco Wholesale Corp.                          28,450      1,256,921         36,177      1,598,300         10,600        468,308
Darden Restaurants, Inc.                       111,270      3,413,764        141,210      4,332,323         41,600      1,276,288
Del Monte Foods Co. (NON)                      108,200      1,173,970        137,400      1,490,790         40,500        439,425
Delhaize Group (Belgium)                         2,934        201,503          4,137        284,123            872         59,888
Deutsche Post AG (Germany)                      16,977        414,317         24,700        602,794          4,000         97,618
Diageo PLC (United Kingdom)                     68,694        968,237         78,190      1,102,082         18,615        262,377
Energizer Holdings, Inc. (NON)                  24,890      1,488,422         31,570      1,887,886          9,300        556,140
Flowers Foods, Inc.                             17,700        499,317         21,200        598,052             --             --
Fuji Photo Film Cos., Ltd. (Japan)              21,000        769,777         24,000        879,746          5,100        186,946
Fyffes PLC (Ireland)                            61,461        179,704         69,389        202,885         10,432         30,502
General Mills, Inc.                             22,700      1,115,705         28,600      1,405,690          8,400        412,860
Getty Images, Inc. (NON)                        36,210      2,574,893         45,070      3,204,928         10,100        718,211
Heidrick & Struggles  International,
Inc. (NON)                                      25,700        944,989         33,200      1,220,764         10,400        382,408
Interbrew SA (Belgium)                          15,895        557,906         15,352        538,847          4,400        154,438
Interstate Bakeries Corp. (NON) (SG)
(SB)                                            26,800        158,120         31,800        187,620             --             --
Jack in the Box, Inc. (NON)                     39,880      1,479,548         50,000      1,855,000         11,000        408,100
Japan Tobacco, Inc. (Japan)                        157      1,747,054             92      1,023,752             22        244,810
KAO Corp. (Japan)                               27,000        622,358         29,000        668,459          8,000        184,402
Katokichi Co., Ltd. (Japan)                      8,700         64,270             --             --             --             --
Kellogg Co.                                    122,970      5,320,912        155,900      6,745,793         45,900      1,986,093
Kikkoman Corp. (Japan)                          27,000        271,414         39,000        392,042          6,000         60,314
Kimberly-Clark Corp.                            52,230      3,433,078         66,270      4,355,927         19,500      1,281,735
Knology, Inc. (NON)                                149            353             --             --             66            156
Koninklijke Ahold NV (Netherlands)
(NON)                                           20,209        169,650         20,914        175,568          4,462         37,457
Labor Ready, Inc. (NON)                         47,800        891,470         58,300      1,087,295             --             --
Lancaster Colony Corp.                           6,100        259,555          7,400        314,870             --             --
Lance, Inc.                                     20,700        332,649         24,700        396,929             --             --
Lianhua Supermarket Holdings Co., Ltd.
(China)                                        367,000        399,982             --             --             --             --
Lone Star Steakhouse & Saloon, Inc.             11,100        320,846         13,400        387,327             --             --
Mannatech, Inc. (SG) (SB) (SC)                  22,800        445,740         29,000        566,950          8,500        166,175
McDonald's Corp.                                75,900      2,363,526         95,700      2,980,098         28,100        875,034
Molson Coors Brewing Co. Class B                 2,800        216,076          3,300        254,661             --             --
Nash Finch Co. (SG) (SB)                        46,830      1,779,072         57,600      2,188,224          8,200        311,518
Nestle SA (Switzerland)                         13,029      3,578,164         12,684      3,483,416          3,216        883,212
Nutreco Holding NV (Netherlands)                17,756        597,153         22,331        751,015          4,751        159,781
Orkla ASA (Norway)                              14,859        546,140         13,057        479,907          4,111        151,099
PepsiAmericas, Inc.                             91,270      2,068,178        116,430      2,638,304         34,400        779,504
Perdigao SA (Preference) (Brazil)               34,000        658,118             --             --             --             --
Pilgrims Pride Corp.                            30,500      1,089,460         38,700      1,382,364         11,400        407,208
Procter & Gamble Co. (The)                      36,080      1,912,240         45,890      2,432,170         13,700        726,100
PSF Group Holdings, Inc. 144A Class A
(NON) (F)                                          162        283,325             --             --             42         73,255
PT Hanjaya Mandala Sampoerna Tbk
(Indonesia)                                    618,000        675,784             --             --             --             --
Ralcorp Holdings, Inc.                          18,100        857,035         22,800      1,079,580          6,700        317,245
Rayovac Corp. (NON)                             14,000        582,400         16,900        703,040             --             --
Reckitt Benckiser PLC (United Kingdom)          50,345      1,599,949         43,852      1,393,604         12,740        404,873
SABMiller PLC (United Kingdom)                  62,479        978,026         71,509      1,119,379         16,779        262,653
Safeway, Inc. (NON)                             46,300        857,939         58,800      1,089,564         17,300        320,569
Sanderson Farms, Inc.                           24,120      1,042,225         30,313      1,309,825          8,900        384,569
Scotts Co. (The) Class A (NON)                   3,900        273,897          4,700        330,081             --             --
Smart & Final, Inc. (NON)                       33,500        407,360         40,900        497,344             --             --
Supervalu, Inc.                                104,870      3,497,415        132,890      4,431,882         39,400      1,313,990
Swedish Match AB (Sweden)                       22,000        270,266         23,000        282,551          6,000         73,709
Tate & Lyle PLC  (United Kingdom)               85,885        862,471        117,119      1,176,128         27,786        279,031
Tesco PLC (United Kingdom)                     227,293      1,359,201        266,277      1,592,323         70,513        421,664
Time Warner, Inc. (NON)                        349,720      6,137,586        443,723      7,787,339        130,500      2,290,275
Toyo Suisan Kaisha, Ltd. (Japan)                26,000        407,238         30,000        469,890          5,000         78,315
Tupperware Corp.                                24,800        504,928         31,300        637,268          9,200        187,312
Unilever NV (Netherlands)                        4,577        312,260          8,029        547,768          2,231        152,207
Unilever PLC (United Kingdom)                   21,108        208,580         30,440        300,795          9,326         92,155
UST, Inc.                                       26,610      1,375,737         33,200      1,716,440          9,900        511,830
VFB, LLC (NON) (RES)                                --             --             --             --        254,213         52,114
Weiss Markets, Inc.                              4,942        182,212          5,700        210,159             --             --
Whitbread PLC (United Kingdom)                  30,639        539,239         26,917        473,733          8,655        152,326
Woolworths, Ltd. (Australia)                    71,355        885,620         72,201        896,120         17,152        212,881
Yum! Brands, Inc.                               31,760      1,645,486         40,460      2,096,233         12,100        626,901
                                                         ------------                  ------------                  ------------
                                                           99,600,386                   116,289,581                    30,258,360

Electronics                                                      3.6%                          2.0%                          1.1%
---------------------------------------------------------------------------------------------------------------------------------
Acer, Inc. (Taiwan)                            402,058        632,548             --             --             --             --
Agere Systems, Inc. Class B (NON)              893,170      1,268,301      1,123,300      1,595,086        338,100        480,102
Agilysys, Inc.                                 105,750      2,079,045        131,900      2,593,154         26,643        523,801
ALPS Electric Co., Ltd. (Japan)                 31,000        494,829         34,000        542,716          9,000        143,660
Artesyn Technologies, Inc. (NON)                80,440        700,632        103,500        901,485         30,300        263,913
ATI Technologies, Inc. (Canada) (NON)            5,800        100,119             --             --             --             --
Atmel Corp. (NON)                              311,830        919,899        391,700      1,155,515        115,415        340,474
AU Optronics Corp. (Taiwan)                    234,000        342,860             --             --             --             --
Barco NV (Belgium)                               4,676        380,994          6,559        534,418          1,486        121,077
Ditech Communications Corp. (NON)               37,650        469,496         47,800        596,066         14,100        175,827
Elcoteq Network Corp. Class
A (Finland)                                     11,600        231,389         15,400        307,189          2,500         49,868
FEI Co. (NON)                                   21,000        486,150         26,600        615,790          7,600        175,940
Foxconn International Holdings, Ltd.
(China) (NON)                                  274,000        147,555             --             --             --             --
Foxconn International Holdings, Ltd.
144A (China) (NON)                             401,000        215,948             --             --             --             --
FUNAI Electric Co., Ltd. (Japan)                 3,100        383,224          4,300        531,569            700         86,535
Hirose Electric Co., Ltd. (Japan)                4,200        430,054          5,400        552,927            900         92,154
Hon Hai Precision Industry Co., Ltd.
(Taiwan)                                       245,577      1,092,737             --             --             --             --
Hoya Corp. (Japan)                               4,900        540,677          6,100        673,088          1,400        154,479
Integrated Device Technology, Inc.
(NON)                                           20,600        247,818         24,900        299,547             --             --
Intel Corp. (SEG)                              359,530      8,351,882        452,926     10,521,471        134,900      3,133,727
Koninklijke (Royal)
Philips Electronics NV (Netherlands)            55,520      1,533,150         64,805      1,789,550         14,660        404,827
Kulicke & Soffa Industries, Inc. (NON)          72,300        454,767         88,200        554,778             --             --
Kyocera Corp. (Japan)                            8,800        629,512         10,300        736,815          2,500        178,839
LG Electronics, Inc. (South Korea)              19,170      1,285,678          2,760        185,105            810         54,324
Linear Technology Corp.                         27,780      1,064,252         34,110      1,306,754         10,200        390,762
Micrel, Inc. (NON)                              45,269        417,380         55,460        511,341             --             --
Murata Manufacturing Co., Ltd. (Japan)          10,700        575,323         12,600        677,483          3,200        172,059
Omnivision Technologies,  Inc. (NON)
(SG) (SB)                                       28,400        430,260         34,200        518,130             --             --
Omron Corp. (Japan)                             46,900      1,026,239         42,500        929,961          9,600        210,062
Park Electrochemical Corp.                      11,100        224,886         13,100        265,406             --             --
Perlos OYJ (Finland)                            31,550        352,183         37,300        416,369          9,350        104,371
Phoenixtec Power Co., Ltd. (Taiwan)
(NON)                                          294,000        325,182             --             --             --             --
Quanta Computer, Inc. (Taiwan)                 289,000        485,907             --             --             --             --
Reunert, Ltd. (South Africa)                    96,755        552,530             --             --             --             --
Rohm Co., Ltd. (Japan)                           6,300        609,734          7,100        687,161          1,600        154,853
Samsung Electronics Co., Ltd. (South
Korea)                                          14,892      7,362,403            770        380,678            240        118,653
Samsung Electronics Co.,
Ltd. (Preference) (South Korea)                  2,022        664,110             --             --             --             --
Samsung SDI Co., Ltd. (South Korea)              3,400        349,911             --             --             --             --
Siliconware Precision Industries Co.
(Taiwan)                                       556,200        483,491             --             --             --             --
Standard Microsystems Corp. (NON)               22,800        395,808         27,800        482,608             --             --
Storage Technology Corp. (NON)                  61,170      1,884,036         75,630      2,329,404         17,661        543,959
Sumitomo Bakelite Co., Ltd. (Japan)             31,000        193,931             --             --          7,000         43,791
Taiwan Semiconductor Manufacturing
Co., Ltd. (Taiwan)                           1,961,293      3,210,329             --             --         15,213         24,901
Taiwan Semiconductor Manufacturing
Co., Ltd. ADR (Taiwan)                          31,900        270,512             --             --             --             --
TDK Corp. (Japan)                                1,300         89,228             --             --             --             --
Thomson Multimedia SA (France)                  25,776        696,715         29,779        804,914          7,280        196,775
Uniden (Japan)                                   6,000        124,836          7,000        145,642          1,000         20,806
United Microelectronics Corp. (Taiwan)
(NON)                                        1,293,765        783,340             --             --             --             --
W.W. Grainger, Inc.                             38,870      2,420,435         49,100      3,057,457         14,800        921,596
                                                         ------------                  ------------                  ------------
                                                           48,412,225                    37,199,577                     9,282,135

Energy                                                           7.1%                          4.9%                          2.6%
---------------------------------------------------------------------------------------------------------------------------------
BG Group PLC (United Kingdom)                   41,472        322,244         48,365        375,804         11,387         88,479
BP PLC (United Kingdom)                        599,537      6,213,217        578,995      6,000,333        139,703      1,447,792
Burlington Resources, Inc.                      39,700      1,987,779         50,400      2,523,528         14,800        741,036
CAL Dive International, Inc. (NON)              38,090      1,725,477         47,200      2,138,160          7,700        348,810
Canadian Natural Resources, Ltd.
(Canada)                                         6,383        360,732             --             --             --             --
Chesapeake Energy Corp.                         19,400        425,636         23,700        519,978             --             --
ChevronTexaco Corp.                            153,702      8,962,364        193,884     11,305,376         56,900      3,317,839
China Gas Holdings, Ltd. (Hong Kong)
(NON)                                        1,454,000        266,597             --             --             --             --
CNOOC, Ltd. (Hong Kong)                      1,849,000        995,730        792,000        426,511        134,000         72,162
Energy Partners, Ltd. (NON)                     19,200        498,624         23,000        597,310             --             --
ENI SpA (Italy)                                110,550      2,884,687        126,161      3,292,040         31,687        826,839
ExxonMobil Corp. (SEG)                         272,730     16,254,708        346,157     20,630,957        102,000      6,079,200
Frontier Oil Corp.                              58,530      2,122,298         72,700      2,636,102         11,600        420,616
Giant Industries, Inc. (NON)                    54,150      1,391,655         68,400      1,757,880         14,100        362,370
Harvest Natural Resources, Inc. (NON)           45,900        545,751         58,300        693,187         17,200        204,508
Helmerich & Payne, Inc.                         15,000        595,350         18,100        718,389             --             --
Holly Corp.                                     59,050      2,200,794         73,600      2,743,072         16,200        603,774
Houston Exploration Co. (NON)                   11,000        626,450         13,400        763,130             --             --
Lukoil (Russia)                                 14,424        488,252             --             --             --             --
Lukoil ADR (Russia)                             17,516      2,380,424             --             --             --             --
Marathon Oil Corp.                              34,610      1,623,901         43,860      2,057,911         12,900        605,268
Meridian Resource Corp. (NON)                   29,000        149,640         34,200        176,472             --             --
MOL Magyar Olaj- es Gazipari Rt.
(Hungary)                                        6,337        511,553             --             --             --             --
Norsk Hydro ASA (Norway)                         7,322        606,677          9,022        747,533          2,154        178,473
Norsk Hydro ASA ADR (Norway)                     1,300        108,537             --             --             --             --
NovaTek OAO (Russia) (NON)                         316        410,800             --             --             --             --
Oil & Natural Gas Corp., Ltd. (India)           51,153      1,035,197             --             --             --             --
Oil States International, Inc. (NON)            23,900        491,145         29,100        598,005             --             --
Patina Oil & Gas Corp.                          29,200      1,168,000         37,100      1,484,000         10,900        436,000
PetroChina Co., Ltd. (China)                 1,189,000        739,399             --             --             --             --
PetroKazakhstan, Inc. Class A (Canada)
(Toronto Stock  Exchange)                        1,467         59,124             --             --             --             --
PetroKazakhstan, Inc. Class A (Canada)
(New York  Stock Exchange)                      27,300      1,096,641             --             --             --             --
Petroleo Brasileiro SA ADR (Brazil)             51,230      2,263,341         11,100        490,398          1,700         75,106
Petroleo Brasileiro SA (Preference)
ADR (Brazil)                                    62,281      2,395,950             --             --             --             --
Petroleum Development Corp. (NON)               37,520      1,414,129         47,200      1,778,968         10,800        407,052
Petronas Dagangan BHD (Malaysia)               280,000        296,211             --             --             --             --
Polski Koncern Naftowy Orlen SA
(Poland) (NON)                                  25,448        369,728             --             --             --             --
PTT PCL (Thailand)                             192,600        950,564             --             --             --             --
Remington Oil & Gas Corp. (NON)                 16,000        504,320         19,500        614,640             --             --
Repsol YPF, SA (Spain)                          25,202        668,755         30,313        804,379          6,982        185,273
Royal Dutch Petroleum
Co. (Netherlands)                                9,447        566,186             --             --             --             --
Saipem SpA (Italy)                              42,500        540,137             --             --             --             --
Sasol, Ltd. (South Africa)                      56,869      1,328,666             --             --             --             --
Shell Transport & Trading Co. PLC
(United Kingdom)                               673,316      6,042,775        709,616      6,368,555        181,258      1,626,727
Southwestern Energy Co. (NON) (SG)               7,200        408,672          8,800        499,488             --             --
Statoil ASA (Norway)                            42,615        729,142         48,600        831,546         11,600        198,476
Sunoco, Inc.                                    39,270      4,065,230         49,850      5,160,472         14,700      1,521,744
Superior Energy Services (NON)                  17,400        299,280         20,900        359,480             --             --
Surgutneftegaz (Russia)                        747,089        530,433             --             --             --             --
Tesoro Petroleum Corp. (NON)                   106,050      3,925,971        133,800      4,953,276         32,100      1,188,342
Total SA (France)                               19,062      4,471,178         20,219      4,742,564          5,115      1,199,773
Total SA 144A (France)                           1,068        250,510             --             --             --             --
Total SA Class B ADR (France) (SB)               5,400        633,042          7,400        867,502          1,800        211,014
Veritas DGC, Inc. (NON)                         22,600        677,096         27,200        814,912             --             --
Vintage Petroleum, Inc.                         10,200        320,892         12,600        396,396             --             --
Vostok Nafta Investment, Ltd. (Sweden)
(NON)                                           75,360      1,391,354             --             --             --             --
Yanzhou Coal Mining Co., Ltd. (China)          460,000        625,200             --             --             --             --
                                                         ------------                  ------------                  ------------
                                                           94,918,145                    90,868,254                    22,346,673

Entertainment                                                    0.4%                          0.3%                          0.2%
---------------------------------------------------------------------------------------------------------------------------------
Bluegreen Corp. (NON)                           44,000        565,400         55,900        718,315         16,500        212,025
Pixar, Inc. (NON) (SG) (SB)                     43,730      4,265,862         55,500      5,414,025         16,500      1,609,575
                                                         ------------                  ------------                  ------------
                                                            4,831,262                     6,132,340                     1,821,600

Financial                                                        2.7%                          2.3%                          1.4%
---------------------------------------------------------------------------------------------------------------------------------
Advanta Corp. Class B                           12,100        278,300         15,400        354,200          4,500        103,500
AMRESCO Creditor Trust (NON) (RES) (F)
(R)                                            501,000            501             --             --        240,000            240
Archipelago Holdings, Inc. (NON)                15,300        270,810         18,700        330,990             --             --
Bank of America Corp. (SEG)                    149,856      6,608,650        189,094      8,339,045         55,500      2,447,550
CharterMac                                      31,710        681,765         41,363        889,305         12,200        262,300
Chicago Mercantile Exchange                      8,200      1,591,046         10,300      1,998,509          3,100        601,493
Citigroup, Inc. (SEG)                          211,453      9,502,698        267,537     12,023,113         79,000      3,550,260
Contifinancial Corp. Liquidating Trust
Units                                        1,878,703          2,348             --             --        500,683            626
E.Sun Financial Holding Co., Ltd.
(Taiwan) (NON)                                 709,000        578,008             --             --             --             --
Encore Capital Group, Inc. (NON)                 8,300        120,765         10,100        146,955             --             --
FirstRand, Ltd. (South Africa)                 144,500        309,850             --             --             --             --
Hospitality Properties Trust (R) (SB)           16,150        652,137         20,600        831,828          6,100        246,318
HRPT Properties Trust (R)                       96,620      1,150,744        124,500      1,482,795         36,700        437,097
JPMorgan Chase & Co.                            80,102      2,771,529        100,981      3,493,943         29,900      1,034,540
Loews Corp.                                     33,520      2,465,061         42,400      3,118,096         12,600        926,604
Man Group PLC (United Kingdom)                  24,972        648,282         29,023        753,447          5,060        131,359
Mitsubishi Tokyo Finance Group, Inc.
(Japan)                                            165      1,434,917            197      1,713,204             51        443,520
Moody's Corp. (SG)                              39,160      3,166,478         49,400      3,994,484         14,600      1,180,556
Nasdaq Stock Market, Inc. (The) (NON)           17,900        191,530         21,600        231,120             --             --
Nationwide Financial Services, Inc.
Class A                                         15,500        556,450         19,800        710,820          5,800        208,220
New Century  Financial Corp. (R)                    --             --             50          2,341             --             --
Orix Corp. (Japan)                               9,400      1,201,590          8,300      1,060,978          2,000        255,657
Perpetual Trustees Australia, Ltd.
(Australia)                                      8,319        367,779             --             --             --             --
Shinhan Financial Group Co., Ltd.
(South Korea)                                   20,640        552,893             --             --             --             --
Student Loan Corp.                               2,060        430,561          2,570        537,156             --             --
Western Sierra Bancorp. (NON)                    4,900        167,237          6,000        204,780             --             --
WFS Financial, Inc. (NON)                        5,300        228,695          6,100        263,215             --             --
                                                         ------------                  ------------                  ------------
                                                           35,930,624                    42,480,324                    11,829,840

Gaming & Lottery                                                 0.2%                          0.1%                          0.1%
---------------------------------------------------------------------------------------------------------------------------------
Greek Organization of
Football Prognostics SA (Greece)                16,682        487,327         17,360        507,134          2,430         70,987
Greek Organization of
Football Prognostics SA 144A (Greece)            8,686        253,742             --             --             --             --
Mandalay Resort Group                           16,300      1,148,987         20,700      1,459,143          6,100        429,989
Vail Resorts, Inc. (NON)                        18,900        477,225         22,900        578,225             --             --
                                                         ------------                  ------------                  ------------
                                                            2,367,281                     2,544,502                       500,976

Health Care                                                      8.8%                          7.4%                          3.7%
---------------------------------------------------------------------------------------------------------------------------------
Abbott Laboratories                             70,120      3,268,994         88,375      4,120,043         26,000      1,212,120
Aetna, Inc.                                     19,700      1,476,515         24,800      1,858,760          7,300        547,135
Allergan, Inc.                                  17,300      1,201,831         22,000      1,528,340          6,400        444,608
Alpharma, Inc. Class A                          76,070        937,182         95,600      1,177,792         21,700        267,344
Altana AG (Germany)                              1,600        101,673             --             --             --             --
Amedisys, Inc. (NON)                            45,810      1,385,753         57,300      1,733,325         13,400        405,350
American Medical Systems Holdings,
Inc. (NON)                                      35,600        611,608         43,400        745,612             --             --
Applera Corp.- Celera Genomics Group
(NON)                                           94,950        973,238        120,500      1,235,125         35,400        362,850
Apria Healthcare Group, Inc. (NON)               8,050        258,405          9,900        317,790             --             --
Astellas Pharma, Inc. (Japan)                   32,800      1,113,372         38,200      1,296,671          9,000        305,498
AstraZeneca PLC  (London Exchange)
(United Kingdom)                                60,209      2,373,010         68,742      2,709,320         17,309        682,198
AstraZeneca PLC (Stockholm Stock
Exchange) (United Kingdom)                       6,250        248,093             --             --             --             --
Atherogenics, Inc. (NON) (SG) (SB)              12,500        163,625         15,200        198,968             --             --
Bausch & Lomb, Inc. (SB)                        15,680      1,149,344         19,960      1,463,068          6,000        439,800
Becton, Dickinson and Co.                       76,200      4,451,604         96,100      5,614,162         28,700      1,676,654
Biosite Diagnostics, Inc. (NON) (SG)
(SB)                                             7,300        379,819          8,900        463,067             --             --
Bristol-Myers Squibb Co.                       242,360      6,170,486        305,725      7,783,759         89,800      2,286,308
C.V. Therapeutics (NON)                         16,400        333,904         20,000        407,200             --             --
Caremark Rx, Inc. (NON)                         45,066      1,792,725         57,047      2,269,300         16,862        670,770
Celgene Corp. (NON)                              7,100        241,755          8,700        296,235             --             --
Centene Corp. (NON)                             30,400        911,696         38,400      1,151,616         11,300        338,887
Cephalon, Inc. (NON)                            30,160      1,412,393         37,900      1,774,857         11,306        529,460
Cerner Corp. (NON) (SG) (SB)                     7,700        404,327          9,400        493,594             --             --
CIGNA Corp.                                     10,030        895,679         12,828      1,145,540          3,800        339,340
Conmed Corp. (NON)                              11,200        337,344         13,600        409,632             --             --
Connetics Corp. (NON)                            7,800        197,262          9,400        237,726             --             --
Coventry Health Care, Inc. (NON)                73,570      5,013,060         92,797      6,323,188         22,800      1,553,592
Dade Behring Holdings, Inc. (NON)               19,863      1,170,527         24,100      1,420,213             --             --
Eisai Co., Ltd. (Japan)                          6,800        231,457         13,200        449,299          1,500         51,057
Eli Lilly Co.                                   36,940      1,924,574         46,400      2,417,440         13,900        724,190
First Horizon Pharmaceutical  Corp.
(NON) (SB) (SC)                                119,500      2,017,160        149,700      2,526,936         31,900        538,472
Fujirebio, Inc. (Japan)                          9,500        149,687         10,500        165,443          1,500         23,635
Genesis HealthCare Corp. (NON)                  30,701      1,316,766         37,000      1,586,930          5,287        226,759
Gentiva Health Services, Inc. (NON)             19,100        309,038         22,800        368,904             --             --
Gilead Sciences, Inc. (NON)                     35,200      1,260,160         44,500      1,593,100         13,200        472,560
GlaxoSmithKline PLC  (United Kingdom)          208,347      4,774,984        202,889      4,649,896         51,270      1,175,028
Haemonetics Corp. (NON)                         45,600      1,922,496         55,000      2,318,800          3,242        136,683
Humana, Inc. (NON)                              66,220      2,115,067         84,000      2,682,960         24,750        790,515
Immucor, Inc. (NON)                             29,300        884,567         35,700      1,077,783             --             --
InterMune, Inc. (NON) (SG) (SB)                 17,870        196,570         22,800        250,800          6,900         75,900
Intuitive Surgical, Inc. (NON)                  10,900        495,623         13,300        604,751             --             --
Johnson & Johnson (SEG)                        173,612     11,659,782        219,804     14,762,037         64,600      4,338,536
Kindred Healthcare, Inc. (NON)                  11,600        407,160         14,100        494,910             --             --
Kos Pharmaceuticals, Inc. (NON)                  4,500        187,560          5,400        225,072             --             --
Lincare Holdings, Inc. (NON)                    20,300        897,869         25,700      1,136,711          7,600        336,148
Medicines Co. (NON) (SG)                        12,000        271,920         14,600        330,836             --             --
Medivir AB Class B (Sweden) (NON)                  200          1,903            350          3,330             50            476
Mentor Corp.                                    10,800        346,680         13,100        420,510             --             --
Merck & Co., Inc.                              163,960      5,307,385        206,313      6,678,352         61,550      1,992,374
Molecular Devices Corp. (NON)                   53,020      1,007,380         66,700      1,267,300         16,700        317,300
Myogen, Inc. (NON) (SG) (SB)                    21,900        172,791         26,700        210,663             --             --
Neurocrine Biosciences, Inc. (NON)               4,400        167,464          5,400        205,524             --             --
NitroMed, Inc. (NON) (SG) (SB)                   6,800        117,708          8,300        143,673             --             --
Novartis AG (Switzerland)                       81,406      3,812,063         84,234      3,944,492         19,551        915,530
Novo-Nordisk A/S (Denmark)                       3,050        170,290             --             --             --             --
Onyx Pharmaceuticals, Inc. (NON)                 9,500        297,825         11,600        363,660             --             --
Option Care, Inc. (SG) (SB)                     13,900        286,201         17,100        352,089             --             --
OSI Pharmaceuticals, Inc. (NON)                  2,948        121,870          3,562        147,253             --             --
Owens & Minor, Inc.                             43,200      1,172,880         52,500      1,425,375             --             --
Par Pharmaceutical Cos., Inc. (NON)
(SG)                                            15,200        508,288         18,500        618,640             --             --
Parexel International Corp. (NON)               22,500        528,750         27,400        643,900             --             --
Pediatrix Medical Group, Inc. (NON)              7,000        480,130          8,400        576,156             --             --
Perrigo Co.                                     22,800        436,620         27,800        532,370             --             --
Pfizer, Inc.                                   117,649      3,090,639        149,297      3,922,032         44,100      1,158,507
Quality Systems, Inc.                           12,900        546,186         15,700        664,738             --             --
Ranbaxy Laboratories, Ltd. (India)              18,470        425,060             --             --             --             --
Regeneron Pharmaceuticals, Inc. (NON)           19,400         99,134         23,700        121,107             --             --
Respironics, Inc. (NON)                          8,400        489,468         10,300        600,181             --             --
Roche Holding AG (Switzerland)                  19,154      2,060,711         16,826      1,810,249          4,303        462,944
Sankyo Co., Ltd. (Japan)                        44,300        936,207         27,400        579,054          6,200        131,027
Sankyo Co., Ltd. (Japan)                         4,500        218,393          5,200        252,366          1,200         58,238
Sanofi-Synthelabo SA (France)                   35,918      3,036,237         32,179      2,720,171          8,476        716,497
Schering AG (Germany)                            8,600        573,313          9,600        639,978          2,400        159,994
Serologicals Corp. (NON)                         8,200        200,408          9,800        239,512             --             --
Sierra Health Services,  Inc. (NON)
(SG) (SB) (SC)                                  72,030      4,598,395         90,088      5,751,218         18,400      1,174,656
Sun Healthcare Group, Inc. (NON)                   122            809             --             --             --             --
Sybron Dental Specialties, Inc. (NON)
(SB)                                            22,700        814,930         27,700        994,430             --             --
Synthes, Inc. (Switzerland)                      3,692        412,081          4,741        529,165            809         90,296
Taisho Pharmaceutical Co.,  Ltd.
(Japan)                                         16,000        341,126             --             --             --             --
Takeda Chemical Industries, Ltd.
(Japan)                                         59,200      2,828,801         57,900      2,766,682         14,600        697,644
Telik, Inc. (NON) (SB)                          15,300        230,724         18,600        280,488             --             --
Terumo Corp. (Japan)                            22,700        685,627         18,000        543,669          2,900         87,591
Teva Pharmaceutical Industries, Ltd.
ADR (Israel)                                    34,000      1,054,000             --             --             --             --
Third Wave Technologies, Inc. (NON)             36,000        207,360         43,400        249,984             --             --
Transkaryotic Therapies,  Inc. (NON)
(SG) (SB)                                       10,000        249,650         12,200        304,573             --             --
Trimeris, Inc. (NON)                            14,700        165,522         17,900        201,554             --             --
United Therapeutics Corp. (NON)                  3,100        141,655          3,700        169,072             --             --
UnitedHealth Group, Inc.                        53,269      5,080,797         67,306      6,419,646         20,030      1,910,461
Vertex Pharmaceuticals, Inc. (NON)              19,000        177,840         23,200        217,152             --             --
Vital Signs, Inc.                                7,800        311,142          9,400        374,966             --             --
WellChoice, Inc. (NON)                          33,160      1,767,760         42,000      2,239,020         12,500        666,375
WellPoint, Inc. (NON)                           10,280      1,288,598         13,120      1,644,592          3,800        476,330
                                                         ------------                  ------------                  ------------
                                                          116,966,465                   137,586,397                    31,967,637

Homebuilding                                                     0.2%                          0.2%                          0.1%
---------------------------------------------------------------------------------------------------------------------------------
Barratt Developments PLC (United
Kingdom)                                        61,751        769,454         68,016        847,520         18,656        232,465
Daiwa House Industry Co., Ltd. (Japan)          14,000        161,287         15,000        172,807          3,000         34,561
NVR, Inc. (NON)                                  1,710      1,342,350          2,177      1,708,945            700        549,500
Persimmon PLC (United Kingdom)                  47,347        675,851         60,036        856,979         13,389        191,120
Urbi Desarrollos Urbanos SA  de CV
(Mexico) (NON)                                  53,414        267,620             --             --             --             --
                                                         ------------                  ------------                  ------------
                                                            3,216,562                     3,586,251                     1,007,646

Household Furniture and Appliances                               0.1%                          0.1%                           --%
---------------------------------------------------------------------------------------------------------------------------------
Electrolux AB Class B (Sweden)                  20,100        469,586         29,900        698,539          5,500        128,494
Genlyte Group, Inc. (The) (NON)                  9,000        809,730         11,000        989,670             --             --
                                                         ------------                  ------------                  ------------
                                                            1,279,316                     1,688,209                       128,494

Insurance                                                        3.3%                          2.4%                          1.2%
---------------------------------------------------------------------------------------------------------------------------------
Aegon NV (Netherlands)                          62,146        840,698         77,602      1,049,784         17,898        242,120
Alleghany Corp. (NON)                            4,621      1,279,906          5,814      1,610,478          1,734        480,318
Allianz AG (Germany)                             4,100        521,979          5,300        674,754          1,500        190,968
Allstate Corp.                                  26,280      1,420,697         32,727      1,769,222          9,700        524,382
American Financial Group, Inc.                  34,450      1,061,060         43,640      1,344,112         13,200        406,560
AmerUs Group Co. (SG)                           13,940        658,665         16,800        793,800             --             --
Aviva PLC (United Kingdom)                     135,629      1,627,235        157,040      1,884,117         43,878        526,435
Cathay Financial Holding Co., Ltd.
(Taiwan)                                       860,000      1,634,555             --             --             --             --
Cathay Financial Holding Co., Ltd.
144A GDR (Taiwan)                                8,298        156,002             --             --             --             --
China Life Insurance Co., Ltd. (China)
(NON)                                          650,000        433,383             --             --             --             --
Commerce Group, Inc.                            14,360        890,033         17,200      1,066,056          1,939        120,179
Direct General Corp.                            41,060        843,372         52,000      1,068,080         15,350        315,289
FBL Financial Group, Inc. Class A                6,100        170,800          7,400        207,200             --             --
First American Corp.                            88,800      2,925,072        111,300      3,666,222         28,600        942,084
FPIC Insurance Group,  Inc. (NON) (SG)
(SB)                                            23,190        745,559         28,500        916,275          8,500        273,275
Fremont General Corp. (SG)                      64,100      1,409,559         81,500      1,792,185         23,888        525,297
Hannover Rueckversicherungs
AG (Germany)                                     3,592        142,601             --             --             --             --
HCC Insurance Holdings, Inc.                     9,238        334,046         11,020        398,483             --             --
ING Groep NV (Netherlands)                     119,099      3,606,121        121,283      3,672,249         27,563        834,562
Landamerica Financial Group, Inc.               32,840      1,642,985         40,500      2,026,215          7,800        390,234
Legal & General Group PLC (Britain)             84,767        181,380             --             --             --             --
Mercury General Corp.                           24,960      1,379,290         31,400      1,735,164          9,485        524,141
Millea Holdings, Inc. (Japan)                       50        729,381             57        831,494             15        218,814
Odyssey Re Holdings Corp. (SG) (SB)
(SC)                                            23,470        587,689         30,100        753,704          9,100        227,864
Ohio Casualty Corp. (NON)                        5,700        130,986          6,900        158,562             --             --
Old Mutual PLC  (United Kingdom)               251,323        638,673             --             --             --             --
Old Republic International Corp.                49,300      1,148,197         61,775      1,438,740         18,600        433,194
Promina Group, Ltd. (Australia)                     --             --         41,010        156,662             --             --
Prudential Corp. PLC  (United Kingdom)          19,444        185,892             --             --             --             --
QBE Insurance Group, Ltd. (Australia)          156,103      1,797,438         96,528      1,111,466         19,945        229,655
Riunione Adriatica di Sicurta SpA
(RAS) (Italy)                                   26,915        634,815             --             --             --             --
Royal & Sun Alliance Insurance Group
PLC (United Kingdom)                           549,463        814,952        741,469      1,099,731        180,283        267,392
Samsung Fire & Marine Insurance (South
Korea)                                           5,410        409,719             --             --             --             --
Sanlam, Ltd. (South Africa)                    600,700      1,173,087             --             --             --             --
Selective Insurance Group                        5,600        258,888          6,800        314,364             --             --
Stancorp Financial Group                         3,300        279,774          3,900        330,642             --             --
Stewart Information Services                    38,700      1,452,024         47,992      1,800,660         10,052        377,151
Swiss Re (Switzerland)                          13,957      1,003,203         16,128      1,159,251          4,045        290,747
Topdanmark A/S (Denmark) (NON)                   6,275        468,594          7,450        556,339          1,425        106,414
UICI                                            65,190      1,580,858         82,500      2,000,625         24,600        596,550
United Fire & Casualty Co.                      10,700        361,981         13,000        439,790             --             --
W.R. Berkley Corp.                              24,220      1,201,312         30,690      1,522,224          9,100        451,360
Yasuda Fire & Marine Insurance  Co.,
Ltd. (The) (Japan)                              20,000        209,276         28,000        292,987          4,000         41,855
Zenith National Insurance Corp. (SG)
(SB)                                            64,807      3,360,891         81,100      4,205,846         15,333        795,169
Zurich Financial Services
AG (Switzerland)                                10,629      1,872,295          9,636      1,697,379          2,436        429,101
                                                         ------------                  ------------                  ------------
                                                           44,204,923                    45,544,862                    10,761,110

Investment Banking/Brokerage                                     1.4%                          1.1%                          0.6%
---------------------------------------------------------------------------------------------------------------------------------
3i Group PLC (United Kingdom)                   13,433        170,429             --             --             --             --
Affiliated Managers Group (NON) (SG)
(SB)                                            26,530      1,645,656         33,000      2,046,990          6,560        406,917
Credit Suisse Group (Switzerland)               37,459      1,614,233         36,811      1,586,308          9,013        388,400
Credit Suisse Group ADR (Switzerland)           18,291        782,855         21,719        929,573          5,010        214,428
Daishin Securities Co. (South Korea)            20,810        300,243             --             --             --             --
Daiwa Securities Group, Inc. (Japan)            19,000        125,435         44,000        290,481          7,000         46,213
Deutsche Bank AG (Germany)                       3,400        294,038          6,800        588,076             --             --
Eaton Vance Corp.                               93,400      2,189,296        117,600      2,756,544         34,500        808,680
Harris & Harris Group, Inc. (NON)               21,500        258,860         27,300        328,692          7,900         95,116
IndyMac Bancorp, Inc.                           70,476      2,396,184         90,380      3,072,920         24,800        843,200
Macquarie Bank, Ltd. (Australia)                 8,300        308,275         11,952        443,916          1,943         72,166
Mediolanum SpA (Italy) (SG)                     24,750        169,336             --             --             --             --
Nomura Securities Co., Ltd. (Japan)             99,000      1,388,629         89,400      1,253,974         23,000        322,611
Raymond James Financial, Inc.                   80,400      2,436,120        101,600      3,078,480         28,400        860,520
SM Investments Corp.
144A (Philippines) (NON)                        22,065         91,720             --             --             --             --
SWS Group, Inc.                                  7,500        120,225          9,100        145,873             --             --
UBS AG (Switzerland)                            39,320      3,332,763         42,288      3,584,330         10,353        877,520
Yuanta Core Pacific Securities Co.
(Taiwan)                                       827,315        606,096             --             --             --             --
                                                         ------------                  ------------                  ------------
                                                           18,230,393                    20,106,157                     4,935,771

Leisure                                                          0.2%                          0.2%                          0.1%
---------------------------------------------------------------------------------------------------------------------------------
Artic Cat, Inc. (SG)                            14,300        386,958         17,400        470,844             --             --
Multimedia Games,  Inc. (NON) (SG)
(SB) (SC)                                       98,300        762,808        124,600        966,896         36,700        284,792
Polaris Industries, Inc.                        25,810      1,812,636         32,700      2,296,521          9,587        673,295
Sega Sammy Holdings, Inc. (Japan)                3,500        213,391          4,100        249,972          1,000         60,969
                                                         ------------                  ------------                  ------------
                                                            3,175,793                     3,984,233                     1,019,056

Lodging/Tourism                                                  0.2%                          0.1%                           --%
---------------------------------------------------------------------------------------------------------------------------------
Choice Hotels International, Inc.               13,600        842,520         16,350      1,012,883             --             --
Genting Berhad (Malaysia)                       80,800        367,853             --             --             --             --
Hilton Group PLC (United Kingdom)              186,829      1,062,514        187,003      1,063,504         43,131        245,290
                                                         ------------                  ------------                  ------------
                                                            2,272,887                     2,076,387                       245,290

Media                                                            0.3%                          0.2%                          0.1%
---------------------------------------------------------------------------------------------------------------------------------
Dogan Yayin Holding (Turkey) (NON)             183,839        504,603             --             --             --             --
Gemstar-TV Guide International, Inc.
(NON)                                          275,070      1,196,555        345,200      1,501,620        102,400        445,440
Walt Disney Co. (The)                           71,927      2,066,463         91,789      2,637,098         27,200        781,456
Yahoo Japan Corp. (Japan)                           --             --             --             --              8         18,777
                                                         ------------                  ------------                  ------------
                                                            3,767,621                     4,138,718                     1,245,673

Other                                                             --%                          1.3%                          0.9%
---------------------------------------------------------------------------------------------------------------------------------
iShares MSCI Hong Kong Index Fund                   --             --         14,800        170,348          7,000         80,570
iShares MSCI Malaysia Index Fund                    --             --          5,400         36,666          2,600         17,654
iShares MSCI Singapore Index Fund                   --             --          7,400         53,576          3,500         25,340
iShares MSCI South Korea Index Fund                 --             --          4,100        130,421          1,900         60,439
iShares MSCI Taiwan Index Fund                      --             --         11,700        135,486          5,600         64,848
iShares Russell 2000 Value  Index Fund           1,344        247,632             --             --             --             --
iShares S&P Latin America 40 Index
Fund (SB) (SC)                                      --             --         83,370     16,907,436         38,700      7,848,360
S&P 500 Index Depositary Receipts
(SPDR Trust Series 1) (SB)                          --             --         50,350      5,939,286             --             --
                                                         ------------                  ------------                  ------------
                                                              247,632                    23,373,219                     8,097,211

Photography/Imaging                                              0.1%                          0.1%                           --%
---------------------------------------------------------------------------------------------------------------------------------
AGFA-Gevaert NV (Belgium)                        5,153        180,734          5,811        203,812            876         30,724
Imation Corp.                                    4,400        152,900          5,300        184,175             --             --
Olympus Corp. (Japan)                           20,000        467,552         26,000        607,817          4,000         93,510
                                                         ------------                  ------------                  ------------
                                                              801,186                       995,804                       124,234

Publishing                                                       0.4%                          0.4%                          0.2%
---------------------------------------------------------------------------------------------------------------------------------
Dai Nippon Printing Co., Ltd. (Japan)           44,000        719,618         56,000        915,878         13,000        212,615
Johnston Press PLC (United Kingdom)             28,703        295,561         43,036        443,152          7,022         72,307
Marvel Enterprises, Inc. (NON)                  18,200        364,000         21,900        438,000             --             --
McGraw-Hill Companies, Inc. (The)               30,700      2,678,575         38,900      3,394,025         11,500      1,003,375
Reader's Digest Association,  Inc.
(The) Class A                                   63,600      1,100,916         78,400      1,357,104         10,600        183,486
Singapore Press Holdings,
Ltd. (Singapore)                                 2,275          6,291          2,000          5,531             --             --
Toppan Printing Co., Ltd. (Japan)               31,000        340,322         42,000        461,081          7,000         76,847
                                                         ------------                  ------------                  ------------
                                                            5,505,283                     7,014,771                     1,548,630

Real Estate                                                      1.3%                          1.1%                          0.4%
---------------------------------------------------------------------------------------------------------------------------------
American Home Mortgage Investment
Corp. (R)                                       14,100        403,824         17,200        492,608          5,100        146,064
Archstone-Smith Operating Trust (R)             31,700      1,081,287         40,100      1,367,811         11,700        399,087
Brookfield Homes Corp.                          13,900        586,719         16,800        709,128             --             --
Capital Automotive (R)                           7,517        248,963          9,055        299,902             --             --
Capital Trust, Inc.  Class A (R)                 6,300        209,034          7,600        252,168             --             --
Catellus Development Corp. (R)                  15,740        419,471         20,500        546,325          6,100        162,565
CBL & Associates Properties (R)                 20,500      1,465,955         25,800      1,844,958          5,700        407,607
Cheung Kong Holdings, Ltd. (Hong Kong)         114,000      1,012,232        140,000      1,243,092         33,000        293,015
Cousins Properties, Inc. (R)                    43,170      1,116,808         54,300      1,404,741         16,000        413,920
Entertainment Properties Trust (R)               3,997        165,596          4,490        186,021             --             --
IOI Properties Berhad (Malaysia)               287,000        581,553             --             --             --             --
Jones Lang LaSalle, Inc. (NON)                   4,600        214,590          5,600        261,240             --             --
Lexington Corporate Properties Trust
(R)                                             18,000        394,920         21,700        476,098             --             --
LTC Properties, Inc. (R)                        50,310        872,879         63,100      1,094,785          8,756        151,917
Mills Corp. (R)                                  8,100        428,490          9,900        523,710             --             --
National Health Investors, Inc. (R)             33,220        863,056         41,800      1,085,964          4,800        124,704
Newcastle Investment Corp. (R)                   7,300        216,080          8,800        260,480             --             --
RAIT Investment Trust (R)                       42,840      1,148,969         53,700      1,440,234         12,308        330,101
Redwood Trust, Inc. (R)                          9,100        465,738         11,100        568,098             --             --
Saxon Capital, Inc. (R)                         47,800        822,160         60,600      1,042,320         17,800        306,160
Senior Housing Properties Trust (R)             88,670      1,479,016        110,000      1,834,800         25,200        420,336
Shanghai Forte Land Co., Ltd. (China)        1,222,000        364,292             --             --             --             --
SL Green Realty Corp. (R)                        6,900        387,918          8,400        472,248             --             --
Tanger Factory Outlet Centers (R)                6,300        138,600          7,200        158,400             --             --
Trizec Properties, Inc. (R)                     25,900        492,100         30,900        587,100             --             --
Ventas, Inc. (R)                                62,080      1,549,517         77,700      1,939,392         23,300        581,568
Winston Hotels, Inc. (R)                        29,400        343,980         35,500        415,350             --             --
                                                         ------------                  ------------                  ------------
                                                           17,473,747                    20,506,973                     3,737,044

Retail                                                           3.6%                          3.0%                          1.5%
---------------------------------------------------------------------------------------------------------------------------------
Aaron Rents, Inc.                               27,510        550,200         34,900        698,000         10,300        206,000
Abercrombie & Fitch Co. Class A                 30,110      1,723,496         37,470      2,144,783         11,242        643,492
Adidas-Salomon AG (Germany)                      3,080        490,542          3,800        605,214            800        127,413
Aeon Co., Ltd. (Japan)                          46,400        785,771         52,400        887,380         13,100        221,845
Aeropostale, Inc. (NON)                         76,320      2,499,480         96,500      3,160,375         28,600        936,650
American Eagle Outfitters, Inc.                 87,860      2,596,263        111,440      3,293,052         32,800        969,240
Barnes & Noble, Inc. (NON)                      38,100      1,314,069         48,200      1,662,418         14,200        489,758
Bebe Stores, Inc.                               20,900        709,555         26,500        899,675          7,700        261,415
BJ's Wholesale Club, Inc. (NON)                 42,300      1,313,838         52,660      1,635,620          9,100        282,646
Borders Group, Inc.                             10,300        274,186         12,500        332,750             --             --
Buckle, Inc. (The)                               6,600        230,406          7,900        275,789             --             --
Casey's General Stores, Inc.                    19,060        342,508         24,100        433,077          7,100        127,587
Cato Corp. (The) Class A                        16,600        535,350         20,000        645,000             --             --
Charming Shoppes (NON)                         227,230      1,847,380        281,000      2,284,530         66,900        543,897
Circuit City Stores-Circuit City Group         118,000      1,893,900        149,500      2,399,475         43,900        704,595
Claire's Stores, Inc.                           18,600        428,544         22,300        513,792             --             --
Coldwater Creek, Inc. (NON)                      8,500        157,080         10,200        188,496             --             --
Dillards, Inc. Class A (SC)                     87,810      2,362,089        108,890      2,929,141         23,400        629,460
Dixons Group PLC (United Kingdom)               46,743        134,903         65,967        190,385         19,848         57,282
Esprit Holdings, Ltd. (Hong Kong)               32,000        218,487             --             --             --             --
Foschini, Ltd. (South Africa)                   84,500        483,226             --             --             --             --
Gap, Inc. (The)                                 40,570        886,049         51,557      1,126,005         15,200        331,968
Genesco, Inc. (NON)                             22,500        639,450         27,400        778,708             --             --
GUS PLC (United Kingdom)                        42,348        728,912         50,625        871,379          7,920        136,322
Hyundai Department Store Co., Ltd.
(South Korea)                                    7,430        317,937             --             --             --             --
Inchcape PLC (United Kingdom)                    4,882        184,003             --             --             --             --
JC Penney Co., Inc. (Holding Co.)               12,660        657,307         16,200        841,104          4,800        249,216
Kesko OYJ Class B (Finland)                     24,700        636,175         28,400        731,473          6,300        162,263
Kingfisher Leisure PLC (United
Kingdom)                                        78,437        427,924        104,199        568,472         23,239        126,784
Lawson, Inc. (Japan)                             3,800        140,004             --             --             --             --
Limited Brands, Inc.                            80,000      1,944,000        101,565      2,468,030         30,000        729,000
Men's Wearhouse, Inc. (The) (NON)               35,400      1,494,234         42,800      1,806,588             --             --
Metro AG (Germany)                              16,927        910,881         14,500        780,278          3,300        177,581
Nautilus Group, Inc.                             9,400        223,344         11,200        266,112             --             --
NBTY, Inc. (NON)                                44,500      1,116,505         56,500      1,417,585         16,700        419,003
Next PLC (United Kingdom)                       30,448        915,853         32,490        977,275          8,450        254,170
Nu Skin Enterprises, Inc. Class A               64,000      1,440,640         78,700      1,771,537         13,200        297,132
Onward Kashiyama Co., Ltd. (Japan)              27,000        399,673         36,000        532,897          6,000         88,816
Pacific Sunwear of California, Inc.
(NON)                                           24,830        694,743         31,440        879,691          9,247        258,731
Pantry, Inc. (The) (NON)                        61,640      1,908,991         77,100      2,387,787         19,400        600,818
Payless ShoeSource, Inc. (NON)                  23,300        367,907         28,200        445,278             --             --
Pinault-Printemps-Redoute SA (France)            2,566        275,098          3,802        407,608            555         59,501
President Chain Store Corp. (Taiwan)           215,464        367,747             --             --             --             --
Seventh Continent OAO (Russia) (NON)            51,460        566,060             --             --             --             --
Shinsegae Co., Ltd. (South Korea)                2,080        642,190             --             --             --             --
Skechers U.S.A., Inc. Class A (NON)             43,940        680,191         55,900        865,332         16,500        255,420
Stein Mart, Inc. (NON)                          85,150      1,915,875        105,700      2,378,250         21,720        488,700
Timberland Co. (The) Class A (NON)              25,720      1,824,320         32,130      2,278,981          9,700        688,021
Trans World Entertainment Corp. (NON)           11,600        170,868         13,600        200,328             --             --
Wal-Mart de Mexico SA de CV Ser. V
(Mexico)                                       286,655      1,005,357             --             --             --             --
Wal-Mart Stores, Inc. (SB)                      67,450      3,379,920         85,132      4,265,965         25,400      1,272,794
Woolworths Group PLC (United Kingdom)          530,827        544,097        620,462        635,973        147,201        150,881
Yamaha Corp. (Japan)                            10,000        144,661         15,000        216,991          3,000         43,398
                                                         ------------                  ------------                  ------------
                                                           48,442,189                    55,078,579                    12,991,799

Semiconductor                                                    0.3%                          0.2%                          0.1%
---------------------------------------------------------------------------------------------------------------------------------
ASML Holding NV (Netherlands) (NON)              9,887        167,411         14,643        247,942          2,141         36,252
Lam Research Corp. (NON)                        42,400      1,223,664         53,700      1,549,782         15,800        455,988
Novatek Microelectronics Corp.,
Ltd. (Taiwan)                                  119,600        543,585             --             --             --             --
Photronics, Inc. (NON)                          53,300        964,730         66,600      1,205,460         13,500        244,350
Rofin-Sinar Technologies, Inc. (NON)            12,900        414,606         15,700        504,598             --             --
Veeco Instruments, Inc. (NON)                   32,000        481,600         40,500        609,525         11,800        177,590
                                                         ------------                  ------------                  ------------
                                                            3,795,596                     4,117,307                       914,180

Software                                                         2.7%                          2.4%                          1.4%
---------------------------------------------------------------------------------------------------------------------------------
Adobe Systems, Inc.                             26,410      1,773,960         33,380      2,242,135          9,900        664,983
Ansys, Inc. (NON)                                5,500        188,155          6,500        222,365             --             --
Autodesk, Inc.                                 105,210      3,131,050        132,300      3,937,248         39,400      1,172,544
BEA Systems, Inc. (NON)                        132,170      1,053,395        166,700      1,328,599         49,800        396,906
Blackboard, Inc. (NON) (SB)                      8,400        146,496         10,200        177,888             --             --
Check Point Software Technologies,
Ltd. (Israel) (NON)                             19,498        423,887             --             --             --             --
Citrix Systems, Inc. (NON)                      46,380      1,104,772         58,700      1,398,234         17,496        416,755
Hyperion Solutions Corp. (NON) (SB)             30,880      1,362,117         38,390      1,693,383          4,000        176,440
Infosys Technologies, Ltd. (India)               5,830        301,063             --             --             --             --
Internet Security Systems, Inc. (NON)           23,700        433,710         28,800        527,040             --             --
McAfee, Inc. (NON)                              80,800      1,822,848        102,600      2,314,656         30,200        681,312
Microsoft Corp. (SEG)                          483,000     11,674,110        610,031     14,744,449        181,600      4,389,272
MicroStrategy, Inc. (NON)                       12,300        667,521         15,000        814,050             --             --
Oracle Corp. (NON)                             470,960      5,877,581        594,093      7,414,281        177,000      2,208,960
SAP AG (Germany)                                 7,323      1,178,110          6,700      1,077,883          2,200        353,932
Symantec Corp. (NON)                            97,450      2,078,609        123,540      2,635,108         36,400        776,412
TIBCO Software, Inc. (NON)                      64,900        483,505         82,400        613,880         24,300        181,035
Verity, Inc. (NON)                              53,100        501,795         67,400        636,930         19,800        187,110
WebEx Communications, Inc. (NON)                21,714        468,805         26,465        571,379             --             --
Websense, Inc. (NON)                            28,760      1,547,288         36,500      1,963,700         10,800        581,040
                                                         ------------                  ------------                  ------------
                                                           36,218,777                    44,313,208                    12,186,701

Technology                                                       0.8%                          0.7%                          0.4%
---------------------------------------------------------------------------------------------------------------------------------
Advanced Micro Devices,  Inc. (NON)
(SG) (SB)                                      122,010      1,966,801        154,500      2,490,540         45,500        733,460
Coherent, Inc. (NON)                            10,500        354,480         12,700        428,752             --             --
Dun & Bradstreet Corp. (The) (NON)              31,300      1,923,385         39,900      2,451,855         11,700        718,965
Freescale Semiconductor, Inc. Class B
(NON)                                           99,338      1,713,581        125,881      2,171,447         37,113        640,199
Motorola, Inc.                                 316,640      4,740,101        399,116      5,974,767        118,500      1,773,945
ON Semiconductor Corp. (NON)                    45,700        180,515         55,400        218,830             --             --
                                                         ------------                  ------------                  ------------
                                                           10,878,863                    13,736,191                     3,866,569

Technology Services                                              0.6%                          0.5%                          0.2%
---------------------------------------------------------------------------------------------------------------------------------
Acxiom Corp.                                    25,900        542,087         31,600        661,388             --             --
Covansys Corp. (NON)                            12,800        190,912         15,500        231,183             --             --
DiamondCluster International, Inc.
Class A (NON)                                   45,600        734,160         55,600        895,160             --             --
Digital River, Inc. (NON)                       20,100        626,316         25,500        794,580          7,500        233,700
Infospace, Inc. (NON) (SG) (SB)                  8,000        326,640          9,600        391,968             --             --
Ingram Micro, Inc. Class A (NON)               187,780      3,130,293        236,400      3,940,788         70,299      1,171,884
Jupitermedia Corp. (NON)                        26,900        417,219         32,500        504,075             --             --
MTS Systems Corp.                               42,700      1,239,581         52,550      1,525,527          6,700        194,501
Obic Co., Ltd. (Japan)                           1,100        215,186          1,600        312,998            200         39,125
RSA Security, Inc. (NON)                        37,100        588,035         45,200        716,420             --             --
United Online, Inc. (NON)                       18,825        197,098         21,900        229,293             --             --
                                                         ------------                  ------------                  ------------
                                                            8,207,527                    10,203,380                     1,639,210

Textiles                                                         0.1%                          0.1%                           --%
---------------------------------------------------------------------------------------------------------------------------------
Armor Holdings, Inc. (NON)                      10,400        385,736         12,500        463,625             --             --
Cherokee, Inc.                                   7,900        264,492         10,000        334,800          2,900         97,092
K-Swiss, Inc. Class A                           10,400        343,512         12,500        412,875             --             --
Luen Thai Holdings, Ltd. 144A (Hong
Kong) (NON)                                     38,000         16,322             --             --          6,000          2,577
Puma AG Rudolf Dassier Sport (Germany)             600        150,038            600        150,038            100         25,006
Stride Rite Corp.                               41,900        557,270         50,500        671,650             --             --
Wolverine World Wide, Inc.                      11,300        242,159         13,450        288,234             --             --
                                                         ------------                  ------------                  ------------
                                                            1,959,529                     2,321,222                       124,675

Tire & Rubber                                                    0.2%                          0.1%                          0.1%
---------------------------------------------------------------------------------------------------------------------------------
Bridgestone Corp. (Japan)                       33,000        608,220         42,000        774,098          9,000        165,878
Continental AG (Germany)                        17,700      1,373,169         19,800      1,536,087          5,000        387,901
Michelin Corp. Class B (France)                  4,015        264,527          5,673        373,764          1,195         78,732
                                                         ------------                  ------------                  ------------
                                                            2,245,916                     2,683,949                       632,511

Toys                                                              --%                           --%                           --%
---------------------------------------------------------------------------------------------------------------------------------
Nintendo Co., Ltd. (Japan)                       3,200        350,103          3,500        382,925            900         98,466

Transportation                                                   2.1%                          1.6%                          0.9%
---------------------------------------------------------------------------------------------------------------------------------
Airasia BHD (Malaysia) (NON)                   251,800        104,033             --             --             --             --
Airasia BHD 144A (Malaysia) (NON)              514,800        212,694             --             --             --             --
Alaska Air Group, Inc. (NON) (SB)               42,560      1,252,966         54,300      1,598,592         16,200        476,928
AP Moller - Maersk A/S (Denmark)                    85        793,436             82        765,433             24        224,029
British Airways PLC  (United Kingdom)
(NON)                                          123,569        616,364        119,269        594,916         34,142        170,301
Canadian National Railway Co. (Canada)           3,687        232,724             --             --             --             --
CNF Transportation, Inc.                        71,130      3,328,173         88,880      4,158,695         25,100      1,174,429
Cosco Pacific, Ltd. (Hong Kong)                244,000        530,292             --             --             --             --
Deutsche Lufthansa AG (Germany)                 25,227        364,541         32,100        463,859          5,000         72,252
East Japan Railway Co. (Japan)                     103        554,778            128        689,433             29        156,200
ExpressJet Holdings, Inc. (NON) (SG)
(SB)                                           163,150      1,861,542        202,441      2,309,852         34,877        397,947
FedEx Corp.                                     35,980      3,380,321         45,300      4,255,935         13,500      1,268,325
Frontline, Ltd. (Bermuda)                        7,294        350,134             --             --             --             --
GATX Corp.                                      29,100        965,829         37,000      1,228,030         10,800        358,452
General Maritime Corp. (NON) (SG)               10,329        500,337         12,560        608,406             --             --
Hanjin Shipping (South Korea)                   14,260        414,290             --             --             --             --
IHC Caland NV (Netherlands)                      1,945        123,849          2,150        136,902            453         28,845
J. B. Hunt Transport Services, Inc.             60,100      2,630,577         76,320      3,340,526         22,700        993,579
Kawasaki Kisen Kaisha, Ltd. (Japan)
(SB)                                           110,000        761,174        128,000        885,730         31,000        214,513
Kuehne & Nagel International AG
(Switzerland)                                    1,358        294,028             --             --             --             --
Kuehne & Nagel International AG 144A
(Switzerland)                                      798        172,779             --             --             --             --
Malaysia International Shipping Corp.
(Malaysia)                                      81,000        341,053             --             --             --             --
Mitsui O.S.K Lines, Ltd. (Japan)                97,000        624,958        117,000        753,815         27,000        173,957
Neptune Orient Lines, Ltd.
(Singapore)                                     81,000        180,630             --             --             --             --
Nippon Express Co., Ltd. (Japan)                79,000        416,645         73,000        385,001         14,000         73,836
Nippon Yusen Kabushiki Kaisha (Japan)           45,000        271,835        102,000        616,159         19,000        114,775
Norfolk Southern Corp.                          66,160      2,451,228         83,800      3,104,790         24,600        911,430
Overnite Corp.                                   6,700        214,333          7,900        252,721             --             --
Pinnacle Airlines  Corp. (NON) (SG)
(SB)                                            32,700        347,274         39,600        420,552             --             --
Qantas Airways, Ltd. (Australia)               107,528        295,187        134,239        368,515         21,902         60,126
Ryder System, Inc. (SB) (SC)                    22,790        950,343         28,820      1,201,794          8,700        362,790
Ship Finance International, Ltd.
(Bermuda)                                          729         14,321             --             --             --             --
Singapore Airlines, Ltd. (Singapore)            34,000        245,376         51,000        368,064          7,000         50,519
Swift Transportation Co., Inc. (NON)            18,200        402,948         21,900        484,866             --             --
Thai Airways International (Thailand)          318,400        382,683             --             --             --             --
Thai Airways International 144A
(Thailand)                                      59,504         71,517             --             --             --             --
TNT NV (Netherlands)                            29,818        850,529         21,770        620,968          3,552        101,317
WAN HAI Lines, Ltd. (Taiwan)                   514,063        568,585             --             --             --             --
                                                         ------------                  ------------                  ------------
                                                           28,074,306                    29,613,554                     7,384,550

Utilities & Power                                                3.0%                          2.4%                          1.3%
---------------------------------------------------------------------------------------------------------------------------------
Beijing Datang Power Generation
Company, Ltd. (China)                          514,000        372,363             --             --             --             --
Cleco Corp.                                     17,400        370,620         20,900        445,170             --             --
Companhia Energetica de Minas Gerais
ADR (Brazil)                                    22,382        510,757             --             --             --             --
Constellation Energy Group, Inc.                15,920        823,064         20,202      1,044,443          6,000        310,200
E.On AG (Germany)                               31,523      2,707,730         35,300      3,032,162          8,900        764,483
Edison International                            49,170      1,707,182         61,715      2,142,745         18,400        638,848
Electrabel SA (Belgium)                          2,749      1,236,382          3,137      1,410,888            799        359,356
Electricidade de Portugal
SA (Portugal)                                  191,315        534,520        229,710        641,793         64,538        180,314
Electricity Generating Public  Co.,
Ltd. Class R (Thailand)                        173,400        310,395             --             --             --             --
Endesa SA (Spain)                               21,240        478,884         25,091        565,710          5,989        135,030
Energen Corp.                                   52,640      3,505,824         65,800      4,382,280         14,303        952,580
Entergy Corp.                                    5,490        387,923          7,041        497,517          2,230        157,572
Equitable Resources, Inc.                       15,500        890,320         19,800      1,137,312          5,800        333,152
Hokkaido Electric Power Co.,  Inc.
(Japan)                                         12,400        252,777         16,300        332,280          3,500         71,348
Iberdrola SA (Spain)                            81,914      2,148,105         92,789      2,433,290         22,737        596,253
Kelda Group PLC (United Kingdom)                20,238        228,661         28,559        322,677          6,015         67,961
Korea Electric Power Corp. (South
Korea)                                          30,420        781,920             --             --             --             --
Kyushu Electric Power Co., Inc.
(Japan)                                         26,200        558,594         29,500        628,951          6,600        140,714
National Fuel Gas Co.                           40,100      1,146,459         51,800      1,480,962         16,400        468,876
National Thermal Power Corp., Ltd.
(India)                                        266,915        524,407             --             --             --             --
National Thermal Power 144A (India)              3,400          6,680             --             --             --             --
ONEOK, Inc.                                    112,890      3,479,270        144,800      4,462,736         40,000      1,232,800
Perusahaan Gas Negara PT (Indonesia)           972,000        233,629             --             --             --             --
PG&E Corp.                                      85,400      2,912,140        107,800      3,675,980         31,600      1,077,560
Public Power Corp. (Greece)                     18,849        544,753         22,606        653,333          5,330        154,042
Questar Corp.                                   22,200      1,315,350         27,900      1,653,075          8,200        485,850
RWE AG (Germany)                                16,700      1,012,382         15,400        933,574          3,800        230,362
Scottish and Southern Energy PLC
(United Kingdom)                                23,177        386,014             --             --             --             --
Scottish Power PLC (United Kingdom)             78,227        604,511         93,600        723,308         20,874        161,307
Sempra Energy                                   83,420      3,323,453        105,600      4,207,104         31,400      1,250,976
Severn Trent PLC (United Kingdom)               17,795        307,640         16,659        288,001          3,844         66,455
Sierra Pacific Resources (NON)                 176,500      1,897,375        223,600      2,403,700         65,800        707,350
Southwest Gas Corp.                              8,869        214,275         10,600        256,096             --             --
Suez SA (France)                                 6,809        183,707             --             --             --             --
Tokyo Electric Power Co. (Japan)                 6,100        148,307         13,900        337,947          2,000         48,625
Tokyo Gas Co., Ltd. (Japan)                    265,000      1,070,507        307,000      1,240,172         77,000        311,053
Unified Energy Systems ADR (Russia)             18,285        533,922             --             --             --             --
UniSource Energy Corp. (SG) (SB) (SC)           57,430      1,778,607         72,200      2,236,034         16,900        523,393
Veolia Environnement (France)                   21,087        749,734         33,265      1,182,714          7,672        272,773
                                                         ------------                  ------------                  ------------
                                                           40,179,143                    44,751,954                    11,699,233
                                                         ------------                  ------------                  ------------
Total Common stocks
(cost $985,723,425,
$1,094,254,220
and $253,980,766)                                      $1,078,362,551                $1,172,565,058                  $284,734,119
---------------------------------------------------------------------------------------------------------------------------------

                                                      Growth 4.3%                  Balanced 13.1%               Conservative 25.9%

U.S. government and agency                   Principal                     Principal                     Principal
mortgage obligations (a)                        amount          Value         amount          Value         amount          Value

U.S. Government Agency Guaranteed
Obligations                                                       --%                           --%                           --%
---------------------------------------------------------------------------------------------------------------------------------
Government National
Mortgage Association
Pass-Through Certificates
7 1/2s, May 20, 2030                           $47,674        $51,155            $--            $--            $--            $--
7s, with due dates from
August 15, 2029 to
September 15, 2029                                  --             --             --             --          3,940          4,185
                                                         ------------                  ------------                  ------------
                                                               51,155                            --                         4,185

U.S. Government Agency Mortgage
Obligations                                                      4.3%                         13.1%                         25.9%
---------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortage
Corporation
6 1/2s, with due dates from
December 1, 2028 to
October 1, 2034                             2,419,838       2,513,425     3,287,168      3,413,839      4,159,388       4,319,609
6 1/2s, TBA, April 1, 2035                         --              --     5,700,000      5,912,414      5,200,000       5,393,781
Federal National Mortgage
Association Pass-Through
Certificates
7s, with due dates from
January 1, 2024 to
July 1, 2034                                 4,922,801      5,198,195      8,144,654      8,598,730     13,671,041     14,430,457
7s, with due dates from
November 1, 2013 to
December 1, 2015                                47,543         50,334        144,188        152,654             --             --
7s, TBA, April 1, 2035                         700,000        737,516        700,000        737,516      1,500,000      1,580,391
7s, TBA, March 1, 2035                         600,000        632,977             --             --             --             --
6 1/2s, with due dates from
December 1, 2023 to
March 1, 2035                               13,460,743     13,989,024     47,760,455     49,623,035     39,473,035     41,017,690
6 1/2s, December 1, 2007                            --             --          5,352          5,560             --             --
6 1/2s, TBA, April 1, 2035                          --             --             --             --      5,000,000      5,188,281
5 1/2s, TBA, April 1, 2035                  10,880,000     10,896,150     62,432,000     62,524,674     54,480,000     54,560,870
5s, with due dates from
January 1, 2019 to
January 1, 2020                                374,853        375,044        335,743        335,704        173,926        174,015
5s, TBA, June 1, 2035                        5,700,000      5,546,367     25,900,000     25,201,915     24,700,000     24,034,258
5s, TBA, May 1, 2035                         5,700,000      5,559,281     25,900,000     25,260,594     24,700,000     24,090,219
5s, TBA, April 1, 2035                       5,800,000      5,672,219     26,560,000     25,974,851     25,265,000     24,708,382
5s, TBA, April 1, 2020                       4,000,000      3,995,312     13,900,000     13,883,711      8,000,000      7,990,625
4 1/2s, with due dates from
May 1, 2034 to June 1, 2034                    407,717        387,810             --             --             --             --
4 1/2s, TBA, April 1, 2020                          --             --     22,100,000     21,607,930     18,500,000     18,088,086
4s, with due dates from
May 1, 2019 to June 1, 2019                  1,418,425      1,359,637        828,332        794,001        713,442        683,873
                                                         ------------                  ------------                  ------------
                                                           56,913,291                   244,027,128                   226,260,537
                                                         ------------                  ------------                  ------------

Total U.S. government and agency
mortgage obligations  (cost
$57,004,484,  $244,416,734  and
$226,499,080)                                             $56,964,446                  $244,027,128                  $226,264,722
---------------------------------------------------------------------------------------------------------------------------------

                                                      Growth 0.1%                   Balanced 0.7%               Conservative 0.3%

                                             Principal                     Principal                     Principal
U.S. treasury obligations (a)                   amount          Value         amount          Value         amount          Value
---------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Notes
4 1/4s, August 15, 2014                       $200,000       $196,219     $3,400,000     $3,335,719     $2,500,000     $2,452,735
4 1/4s, November 15, 2013                       20,000         19,700        100,000         98,500             --             --
3 1/2s, November 15, 2009                    1,700,000      1,654,047             --             --             --             --
3 1/4s, August 15, 2008                             --             --     10,321,000     10,072,651             --             --
                                                         ------------                  ------------                  ------------
Total U.S. treasury obligations  (cost
$1,886,835,  $13,928,120 and
$2,515,849)                                                $1,869,966                   $13,506,870                    $2,452,735
---------------------------------------------------------------------------------------------------------------------------------

                                                     Growth 4.2%                 Balanced 8.3%                 Conservative 11.9%

Corporate bonds                              Principal                     Principal                     Principal
and notes (a)                                   amount          Value         amount          Value         amount          Value

Basic Materials                                                  0.4%                          0.6%                          0.7%
---------------------------------------------------------------------------------------------------------------------------------
Abitibi-Consolidated Finance LP
company guaranty  7 7/8s, 2009                 $16,000        $16,160        $29,000        $29,290            $--            $--
Abitibi-Consolidated, Inc. bonds
8.55s, 2010 (Canada)                           220,000        223,300        340,000        345,100             --             --
BCP Caylux Holdings  Luxembourg SCA
144A  sr. sub. notes 9 5/8s, 2014              290,000        330,600        410,000        467,400        190,000        216,600
Chevron Phillips Chemical Co.,
LLC notes 5 3/8s, 2007                              --             --        770,000        786,840        495,000        505,825
Compass Minerals Group, Inc. company
guaranty 10s, 2011                             290,000        316,825        295,000        322,288         90,000         98,325
Dow Chemical Co. (The) debs. 8.55s,
2009                                                --             --        335,000        380,039        215,000        243,906
Dow Chemical Co. (The) notes 6s, 2012               --             --             --             --         70,000         74,617
Dow Chemical Co. (The) Pass Through
Trust 144A company guaranty 4.027s,
2009                                                --             --        270,000        260,146        320,000        308,322
Eastman Chemical Co. notes 3 1/4s,
2008                                                --             --        165,000        158,353        125,000        119,965
Equistar Chemicals LP/Equistar Funding
Corp. company guaranty 10 1/8s, 2008           220,000        242,000        313,000        344,300        147,000        161,700
Falconbridge, Ltd. bonds 5 3/8s, 2015
(Canada)                                            --             --        105,000        103,612        100,000         98,678
Georgia-Pacific Corp. bonds 7 3/4s,
2029                                           170,000        185,300        241,000        262,690             --             --
Georgia-Pacific Corp. company guaranty
8 7/8s, 2010                                   165,000        184,181        230,000        256,738        215,000        239,994
Georgia-Pacific Corp. sr. notes 8s,
2014                                                --             --        165,000        179,850        165,000        179,850
Hercules, Inc. company guaranty 11
1/8s, 2007                                     295,000        337,775        425,000        486,625        210,000        240,450
Huntsman, LLC company guaranty 11
5/8s, 2010                                     156,000        182,520        211,000        246,870             --             --
ICI Wilmington, Inc. company guaranty
5 5/8s, 2013                                        --             --        255,000        258,377        245,000        248,245
Innophos, Inc. 144A sr. sub. notes 8
7/8s, 2014                                     175,000        183,750        250,000        262,500        115,000        120,750
International Paper Co. notes 5.3s,
2015                                                --             --        145,000        144,554        140,000        139,570
Lubrizol Corp. (The) sr. notes 5 1/2s,
2014                                                --             --        205,000        205,299        180,000        180,262
Lyondell Chemical Co. notes Ser. A, 9
5/8s, 2007                                     380,000        407,550        539,000        578,078        253,000        271,343
MDP Acquisitions PLC sr. notes 9 5/8s,
2012 (Ireland)                                 285,000        306,375        405,000        435,375        190,000        204,250
Monsanto Co. sr. notes  7 3/8s, 2012                --             --        190,000        218,829        150,000        172,760
Nalco Co. sr. sub. notes  8 7/8s, 2013         265,000        283,550        375,000        401,250        175,000        187,250
Newmont Mining Corp. notes 5 7/8s,
2035                                                --             --        145,000        142,906        135,000        133,051
Norske Skog Canada, Ltd. company
guaranty Ser. D, 8 5/8s, 2011 (Canada)         155,000        160,425        216,000        223,560        100,000        103,500
Novelis, Inc. 144A sr. notes 7 1/4s,
2015 (Canada)                                  225,000        220,500        320,000        313,600        150,000        147,000
Pioneer Companies, Inc. sec. sr. notes
FRN 6.59s, 2006                                 11,978         12,637             --             --          3,192          3,368
Potash Corp. of Saskatchewan notes 7
3/4s, 2011 (Canada)                                 --             --        105,000        120,445        105,000        120,445
Praxair, Inc. notes 6 3/8s, 2012                    --             --        105,000        113,616         80,000         86,564
Rockwood Specialties Group, Inc.
144A sub. notes 7 1/2s, 2014                   170,000        170,000        240,000        240,000        110,000        110,000
Steel Dynamics, Inc. company guaranty
9 1/2s, 2009                                   210,000        226,275        300,000        323,250        120,000        129,300
Sterling Chemicals, Inc. sec. notes
10s, 2007 (PIK)                                102,282        102,282             --             --         68,188         68,188
Stone Container Corp. sr. notes 9
3/4s, 2011                                     345,000        369,150        485,000        518,950        225,000        240,750
Ucar Finance, Inc. company guaranty 10
1/4s, 2012                                     170,000        181,900        255,000        272,850        240,000        256,800
United States Steel Corp. sr. notes 9
3/4s, 2010                                      80,000         88,600        105,000        116,288         76,000         84,170
Weyerhaeuser Co. debs.  7.95s, 2025                 --             --        205,000        251,122        185,000        226,622
Weyerhaeuser Co. debs.  7 1/8s, 2023                --             --        140,000        158,619        120,000        135,959
Weyerhaeuser Co. notes  6 3/4s, 2012                --             --        225,000        247,126        220,000        241,634
Wheeling-Pittsburgh Steel Corp. sr.
notes 6s, 2010 (PIK)                                --             --             --             --            399            325
Wheeling-Pittsburgh Steel Corp. sr.
notes 5s, 2011 (PIK)                                --             --             --             --            699            570
WHX Corp. sr. notes 10 1/2s, 2005 (In
default) (NON)                                 145,000        145,000             --             --         60,000         60,000
WMC Finance USA company guaranty 6
1/4s, 2033 (Australia)                              --             --         75,000         80,235         60,000         64,188
WMC Finance USA company guaranty 5
1/8s, 2013 (Australia)                              --             --        135,000        135,250        100,000        100,185
                                                         ------------                  ------------                  ------------
                                                            4,876,655                    10,392,220                     6,325,281


Capital Goods                                                    0.3%                          0.4%                          0.6%
---------------------------------------------------------------------------------------------------------------------------------
AGCO Corp. company guaranty 9 1/2s,
2008                                           222,000        233,378        295,000        310,119             --             --
Allied Waste North America, Inc.
company guaranty Ser. B, 8 1/2s, 2008          370,000        382,950             --             --             --             --
Argo-Tech Corp. sr. notes 9 1/4s, 2011         175,000        188,125        250,000        268,750        115,000        123,625
BE Aerospace, Inc. sr. sub.  notes
Ser. B, 8s, 2008                               170,000        168,725        365,000        362,263        150,000        148,875
Blount, Inc. sr. sub. notes  8 7/8s,
2012                                           115,000        121,325        155,000        163,525         85,000         89,675
Boeing Capital Corp. sr. notes 6.1s,
2011                                                --             --         25,000         26,604             --             --
Boeing Co. (The) debs.  6 7/8s, 2043                --             --        150,000        175,101        185,000        215,957
Browning-Ferris Industries,  Inc.
debs. 7.4s, 2035                                    --             --        518,000        424,760        245,000        200,900
Bunge, Ltd. Finance Corp. company
guaranty 7.8s, 2012                                 --             --         40,000         46,310         50,000         57,888
Bunge, Ltd. Finance Corp. company
guaranty  4 3/8s, 2008                              --             --        195,000        192,194        185,000        182,338
Bunge, Ltd. Finance Corp. notes 5
7/8s, 2013                                          --             --        100,000        103,570         75,000         77,678
Crown Euro Holdings SA sec. notes 10
7/8s, 2013 (France)                                 --             --             --             --        250,000        290,000
Crown Euro Holdings SA sec. notes 9
1/2s, 2011 (France)                            400,000        439,000        560,000        614,600             --             --
Decrane Aircraft Holdings Co. company
guaranty zero %,  2008                              --             --             --             --        297,000        112,860
Earle M. Jorgensen Co. sec. notes 9
3/4s, 2012                                     170,000        186,150        170,000        186,150        120,000        131,400
FIMEP SA sr. notes 10 1/2s, 2013
(France)                                        15,000         16,950         20,000         22,600         10,000         11,300
Flowserve Corp. company guaranty 12
1/4s, 2010                                     142,000        154,248        200,000        217,250         95,000        103,194
Invensys, PLC notes 9 7/8s, 2011
(United Kingdom)                               175,000        178,063        250,000        254,375        115,000        117,013
L-3 Communications Corp. company
guaranty 7 5/8s,  2012                         290,000        308,125        553,000        587,563        181,000        192,313
L-3 Communications Corp. company
guaranty 6 1/8s,  2013                          75,000         74,063             --             --             --             --
Legrand SA debs. 8 1/2s, 2025 (France)          25,000         30,125         40,000         48,200         40,000         48,200
Litton Industries, Inc. sr. notes 8s,
2009                                                --             --        390,000        441,066        365,000        412,792
Lockheed Martin Corp. bonds 8 1/2s,
2029                                                --             --        275,000        372,619        260,000        352,294
Manitowoc Co., Inc. (The) company
guaranty 10 1/2s,  2012                        115,000        130,525        163,000        185,005         73,000         82,855
Owens-Brockway Glass sr. sec. notes 8
3/4s, 2012                                     350,000        382,375        490,000        535,325        230,000        251,275
Pliant Corp. company guaranty 13s,
2010                                                --             --             --             --         30,000         25,950
Raytheon Co. debs. 7s, 2028                         --             --        140,000        161,576        130,000        150,035
Raytheon Co. debs. 6 3/4s, 2018                     --             --        165,000        182,496        100,000        110,604
Raytheon Co. debs. 6s, 2010                         --             --             --             --         14,000         14,771
Raytheon Co. notes 8.3s, 2010                       --             --        220,000        252,595        270,000        310,003
Raytheon Co. notes 4.85s, 2011                      --             --        180,000        179,634        160,000        159,675
Sealed Air Corp. 144A notes 5 5/8s,
2013                                                --             --        205,000        207,346        135,000        136,545
Sequa Corp. sr. notes 9s, 2009                 225,000        241,875        322,000        346,150        149,000        160,175
Terex Corp. company guaranty 7 3/8s,
2014                                           200,000        204,000        280,000        285,600        130,000        132,600
Titan Corp. (The) company guaranty 8s,
2011                                           180,000        187,200        255,000        265,200        120,000        124,800
Waste Management, Inc. sr. notes 7
3/8s, 2010                                          --             --        270,000        300,901        255,000        284,184
                                                         ------------                  ------------                  ------------
                                                            3,627,202                     7,719,447                     4,811,774

Communication Services                                           0.4%                          0.8%                          1.2%
---------------------------------------------------------------------------------------------------------------------------------
Alamosa Delaware, Inc.
company guaranty 11s, 2010                     131,000        149,340        103,000        117,420        128,000        145,920
Alamosa Delaware, Inc.
company guaranty stepped-coupon
zero % (12s, 7/31/05), 2009 (STP)               97,000        105,488        215,000        233,813             --             --
American Tower Corp. sr. notes 9 3/8s,
2009                                           123,000        129,150        107,000        112,350         70,000         73,500
American Towers, Inc. company guaranty
7 1/4s, 2011                                   130,000        134,225        250,000        258,125         95,000         98,088
Ameritech Capital Funding company
guaranty  6 1/4s, 2009                              --             --        450,000        473,261        295,000        310,249
Asia Global Crossing, Ltd. sr. notes
13 3/8s, 2010 (Bermuda) (In default)
(NON)                                          182,793          9,140             --             --         96,207          4,810
AT&T Corp. sr. notes  9 3/4s, 2031             365,000        445,300        525,000        640,500        275,000        335,500
AT&T Wireless Services, Inc. notes 8
1/8s, 2012                                          --             --         30,000         35,047         50,000         58,411
AT&T Wireless Services, Inc. sr. notes
8 3/4s, 2031                                        --             --        350,000        461,759        240,000        316,635
AT&T Wireless Services, Inc. sr. notes
7 7/8s, 2011                                        --             --        290,000        329,844        370,000        420,835
Bellsouth Capital Funding notes 7
3/4s, 2010                                          --             --        270,000        303,947        190,000        213,888
Centennial Cellular Operating Co.
company guaranty 10 1/8s, 2013                 100,000        110,500        155,000        171,275             --             --
Centennial Cellular Operating Co.,
LLC sr. sub. notes 10 3/4s, 2008                94,000         96,820        127,000        130,810        133,000        136,990
Cincinnati Bell, Inc. company guaranty
7 1/4s, 2013                                   300,000        298,500        425,000        422,875        180,000        179,100
Citizens Communications Co. notes 9
1/4s, 2011                                     340,000        372,300        480,000        525,600        225,000        246,375
Citizens Communications Co. sr. notes
6 1/4s, 2013                                        --             --        145,000        136,300        140,000        131,600
Crown Castle International Corp. sr.
notes 10 3/4s, 2011                             60,000         63,900             --             --             --             --
Crown Castle International Corp. sr.
notes 9 3/8s, 2011                              70,000         76,125        165,000        179,438         80,000         87,000
Crown Castle International Corp. sr.
notes Ser. B, 7 1/2s, 2013                     170,000        186,575        175,000        192,063         80,000         87,800
Deutsche Telekom International Finance
BV bonds 8 1/2s, 2010 (Germany)                     --             --        400,000        460,032        200,000        230,016
Deutsche Telekom International Finance
BV company guaranty 8 3/4s,
2030 (Germany)                                      --             --        335,000        437,182        520,000        678,610
Dobson Communications Corp. sr. notes
10 7/8s, 2010                                   76,000         67,260        420,000        371,700             --             --
France Telecom notes 7 3/4s, 2011
(France)                                            --             --        745,000        852,456        745,000        852,456
Globix Corp. company guaranty 11s,
2008 (PIK)                                      57,898         55,582             --             --         30,021         28,820
Inmarsat Finance PLC company guaranty
7 5/8s, 2012 (United Kingdom)                  250,000        251,250        350,000        351,750        165,000        165,825
iPCS, Inc. sr. notes 11 1/2s, 2012             140,000        157,500        200,000        225,000         95,000        106,875
Level 3 Financing, Inc. 144A sr. notes
10 3/4s, 2011                                  110,000         96,525        160,000        140,400         75,000         65,813
MCI, Inc. sr. notes 8.735s, 2014               340,000        374,000        480,000        528,000        225,000        247,500
New England Telephone & Telegraph Co.
debs. 7 7/8s, 2029                                  --             --        190,000        224,054        215,000        253,535
Nextel Communications, Inc. sr. notes
5.95s, 2014                                    460,000        457,700        650,000        646,750        305,000        303,475
Nextel Partners, Inc. sr. notes 12
1/2s, 2009                                     331,000        365,755        448,000        495,040         82,000         90,610
Qwest Corp. 144A notes  9 1/8s, 2012           665,000        723,188        940,000      1,022,250        440,000        478,500
Rogers Wireless  Communications, Inc.
sec. notes 9 5/8s, 2011 (Canada)               220,000        249,700        315,000        357,525        145,000        164,575
Rural Cellular Corp. sr. sub. notes 9
3/4s, 2010                                     235,000        215,025        315,000        288,225        155,000        141,825
SBA Communications Corp.  144A sr.
notes 8 1/2s, 2012                              60,000         62,100         80,000         82,800         40,000         41,400
SBA Telecommunications  Inc./SBA
Communications  Corp. sr. disc. notes
stepped-coupon zero % (9 3/4s,
12/15/07), 2011 (STP)                          150,000        129,375        225,000        194,063        100,000         86,250
SBC Communications, Inc. notes 5.1s,
2014                                                --             --             --             --         10,000          9,747
SBC Communications, Inc. notes 4 1/8s,
2009                                                --             --             --             --         10,000          9,726
Sprint Capital Corp. company guaranty
7 5/8s, 2011                                        --             --        270,000        300,540        190,000        211,491
Sprint Capital Corp. company guaranty
6.9s, 2019                                          --             --        265,000        287,013        255,000        276,182
Sprint Capital Corp. company guaranty
6 7/8s, 2028                                        --             --        870,000        931,414        835,000        893,943
Sprint Capital Corp. notes 8 3/8s,
2012                                                --             --             --             --         65,000         75,965
Telecom Italia Capital SA company
guaranty 6 3/8s,  2033 (Luxembourg)                 --             --        250,000        254,927        230,000        234,532
Telecom Italia Capital SA company
guaranty 5 1/4s,  2013 (Luxembourg)                 --             --        240,000        237,110        225,000        222,291
Telecom Italia Capital SA 144A company
guaranty 4s, 2010 (Luxembourg)                      --             --        240,000        230,179        270,000        258,952
Telefonica Europe BV company guaranty
8 1/4s, 2030 (Netherlands)                          --             --        180,000        237,217        175,000        230,628
Triton PCS, Inc. company guaranty 9
3/8s, 2011                                          --             --        470,000        334,875             --             --
TSI Telecommunication Services, Inc.
company guaranty Ser. B,  12 3/4s,
2009                                            43,000         47,945             --             --         27,000         30,105
UbiquiTel Operating Co. sr. notes 9
7/8s, 2011                                     170,000        187,425        240,000        264,600        115,000        126,788
Verizon New England, Inc. sr. notes 6
1/2s, 2011                                          --             --        325,000        347,946        345,000        369,358
Verizon Pennsylvania, Inc. debs.
8.35s, 2030                                         --             --        440,000        549,655        350,000        437,226
Verizon New Jersey, Inc. debs. 8s,
2022                                                --             --        160,000        189,456        165,000        195,376
Vodafone Group PLC notes 7 7/8s,
2030 (United Kingdom)                               --             --        270,000        344,693        335,000        427,675
                                                         ------------                  ------------                  ------------
                                                            5,617,693                    15,911,279                    10,792,771

Conglomerates                                                     --%                           --%                          0.1%
---------------------------------------------------------------------------------------------------------------------------------
Tyco International Group SA company
guaranty 7s, 2028 (Luxembourg)                      --             --        325,000        368,929        230,000        261,088
Tyco International Group SA company
guaranty 6 3/4s, 2011 (Luxembourg)                  --             --        280,000        303,403        360,000        390,090
                                                         ------------                  ------------                  ------------
                                                                   --                       672,332                       651,178

Consumer Cyclicals                                               0.8%                          1.1%                          1.4%
---------------------------------------------------------------------------------------------------------------------------------
Ameristar Casinos, Inc. company
guaranty 10 3/4s,  2009                         85,000         92,863        100,000        109,250        100,000        109,250
ArvinMeritor, Inc. notes 8 3/4s, 2012          140,000        145,600        200,000        208,000         95,000         98,800
Autonation, Inc. company guaranty 9s,
2008                                           205,000        225,500        290,000        319,000        115,000        126,500
Beazer Homes USA, Inc.
company guaranty 8 5/8s, 2011                  120,000        126,900        169,000        178,718         78,000         82,485
Boyd Gaming Corp. sr. sub. notes 7
3/4s, 2012                                     230,000        240,925        350,000        366,625        160,000        167,600
CanWest Media, Inc. 144A sr. sub.
notes 8s, 2012 (Canada)                        276,391        286,756        386,071        400,549        179,145        185,863
Cendant Corp. notes 6 1/4s, 2010                    --             --        525,000        551,541        375,000        393,958
Cendant Corp. sr. notes  7 3/8s, 2013               --             --        140,000        157,946        255,000        287,688
Coinmach Corp. sr. notes 9s, 2010              194,000        198,365        280,000        286,300        143,000        146,218
D.R. Horton, Inc. company guaranty 8s,
2009                                                --             --         70,000         75,258         65,000         69,882
D.R. Horton, Inc. sr. notes 5 7/8s,
2013                                           344,000        338,005        705,000        692,714        460,000        451,984
DaimlerChrysler NA Holding Corp.
company guaranty 8s, 2010                           --             --        785,000        872,739        595,000        661,503
DaimlerChrysler NA Holding Corp.
company guaranty 7.2s, 2009                         --             --        175,000        188,398        310,000        333,733
DaimlerChrysler NA Holding Corp.
company guaranty 6 1/2s, 2013                       --             --         35,000         36,157         50,000         51,653
Dana Corp. notes 9s, 2011                      185,000        203,730        255,000        280,817        130,000        143,162
Dana Corp. notes 7s, 2029                       10,000          8,782             --             --             --             --
Dayton Superior Corp. sec. notes 10
3/4s, 2008                                     175,000        171,500        250,000        245,000        115,000        112,700
Delco Remy International, Inc. company
guaranty 11s, 2009                             250,000        245,000        255,000        249,900        120,000        117,600
Dex Media, Inc. notes 8s, 2013                 365,000        377,775        510,000        527,850        235,000        243,225
FelCor Lodging LP company guaranty 9s,
2008 (R)                                       140,000        150,500             --             --             --             --
Ford Motor Co. debs.  9.98s, 2047                   --             --        425,000        467,006        350,000        384,593
Ford Motor Credit Corp. notes 7 7/8s,
2010                                                --             --        495,000        503,950        625,000        636,301
Ford Motor Credit Corp. notes 7 3/4s,
2007                                                --             --         20,000         20,709             --             --
Ford Motor Credit Corp. notes 7 3/8s,
2009                                                --             --        375,000        376,639        305,000        306,333
General Motors Acceptance  Corp. bonds
8s, 2031                                            --             --        330,000        287,378        225,000        195,940
General Motors Acceptance  Corp. FRN
Ser. MTN, 3.56s, 2007                               --             --        245,000        234,756        235,000        225,174
General Motors Acceptance  Corp. notes
6 7/8s, 2011                                        --             --         95,000         85,960        230,000        208,113
General Motors Corp. notes 7.2s, 2011               --             --         30,000         27,083             --             --
Goodyear Tire & Rubber Co. (The) notes
7.857s, 2011                                   230,000        221,950        317,000        305,905        145,000        139,925
GTECH Holdings Corp. notes 4 3/4s,
2010                                                --             --        190,000        186,668        180,000        176,844
Harrah's Operating Co., Inc. company
guaranty 8s, 2011                                   --             --         90,000        102,129         90,000        102,129
Hilton Hotels Corp. notes 8 1/4s, 2011              --             --        280,000        322,996        275,000        317,228
Host Marriott LP sr. notes Ser. M, 7s,
2012 (R)                                       320,000        316,800        450,000        445,500        210,000        207,900
Houghton Mifflin Co. sr. sub. notes 9
7/8s, 2013                                     280,000        288,400        395,000        406,850        185,000        190,550
Icon Health & Fitness company guaranty
11 1/4s, 2012                                  155,000        109,275        220,000        155,100        105,000         74,025
JC Penney Co., Inc. debs. 7 1/8s, 2023              --             --        170,000        168,300        165,000        163,350
JC Penney Co., Inc. notes  9s, 2012            295,000        306,800        100,000        104,000        195,000        202,800
JC Penney Co., Inc. notes  8s, 2010                 --             --        340,000        340,000             --             --
John Q. Hammons Hotels  LP/John Q.
Hammons Hotels Finance Corp. III 1st
mtge. Ser. B, 8 7/8s, 2012                     200,000        216,500        280,000        303,100        130,000        140,725
Jostens Holding Corp. sr. disc. notes
stepped-coupon zero % (10 1/4s,
12/1/08), 2013 (STP)                           140,000        102,200        195,000        142,350         90,000         65,700
Jostens IH Corp. company guaranty 7
5/8s, 2012                                     190,000        188,100        265,000        262,350        125,000        123,750
K. Hovnanian Enterprises, Inc. sr.
notes 6 1/2s, 2014                             190,000        185,725        265,000        259,038        125,000        122,188
KB Home company guaranty 5 7/8s, 2015           50,000         47,773         75,000         71,659         35,000         33,441
KB Home sr. notes 5 3/4s, 2014                  80,000         76,626        110,000        105,361         50,000         47,891
Lamar Media Corp. company guaranty 7
1/4s, 2013                                     185,000        192,400        260,000        270,400        120,000        124,800
Lear Corp. company guaranty Ser. B,
8.11s, 2009                                         --             --        160,000        173,150        150,000        162,328
Levi Strauss & Co. sr. notes 12 1/4s,
2012                                           230,000        250,700        350,000        381,500        195,000        212,550
May Department Stores Co. (The) notes
5 3/4s, 2014                                        --             --         75,000         75,222         70,000         70,207
MeriStar Hospitality Corp. company
guaranty 9 1/8s, 2011 (R)                      180,000        188,100        255,000        266,475        120,000        125,400
Meritage Homes Corp. 144A sr. notes 6
1/4s, 2015                                     200,000        188,000        285,000        267,900        130,000        122,200
MGM Mirage, Inc. sr. notes 6 3/4s,
2012                                           315,000        317,363        436,000        439,270        216,000        217,620
Mohegan Tribal Gaming Authority sr.
sub. notes  6 3/8s, 2009                        90,000         89,325        130,000        129,025         59,000         58,558
Nordstrom, Inc. debs.  6.95s, 2028                  --             --        160,000        180,313        140,000        157,774
Owens Corning notes 7 1/2s, 2005 (In
default) (NON)                                 145,000         95,700        200,000        132,000         95,000         62,700
Park Place Entertainment Corp. sr.
notes 7s, 2013                                      --             --        170,000        182,325        160,000        171,600
Park Place Entertainment Corp. sr.
sub. notes 9 3/8s, 2007                             --             --        420,000        446,775        215,000        228,706
Park Place Entertainment Corp. sr.
sub. notes 8 7/8s, 2008                        285,000        312,431             --             --             --             --
Penn National Gaming, Inc. sr. sub.
notes 8 7/8s, 2010                              50,000         53,000        100,000        106,000         55,000         58,300
Pinnacle Entertainment, Inc. sr. sub.
notes 8 1/4s, 2012                             180,000        180,000        255,000        255,000        120,000        120,000
PRIMEDIA, Inc. company guaranty 8
7/8s, 2011                                          --             --        275,000        286,688             --             --
PRIMEDIA, Inc. sr. notes 8s, 2013              265,000        270,300         70,000         71,400        165,000        168,300
RH Donnelley Finance Corp. I 144A
company guaranty  8 7/8s, 2010                 325,000        354,250        460,000        501,400        215,000        234,350
RadioShack Corp. notes 7 3/8s, 2011                 --             --        270,000        304,756        250,000        282,182
Ryland Group, Inc. (The) notes 5 3/8s,
2015                                                --             --        120,000        116,258        120,000        116,258
Saks, Inc. company guaranty 7 1/2s,
2010                                           245,000        237,650             --             --             --             --
Saks, Inc. company guaranty 7s, 2013                --             --        376,000        340,280        174,000        157,470
Samsonite Corp. sr. sub. notes 8 7/8s,
2011                                           150,000        157,125        215,000        225,213        100,000        104,750
Sealy Mattress Co. sr. sub. notes 8
1/4s, 2014                                     190,000        198,075        270,000        281,475        125,000        130,313
Starwood Hotels & Resorts Worldwide,
Inc. company guaranty 7 7/8s, 2012             325,000        355,063        520,000        568,100        225,000        245,813
Station Casinos, Inc. sr. notes 6s,
2012                                           290,000        287,825        405,000        401,963        190,000        188,575
Technical Olympic USA, Inc. company
guaranty  10 3/8s, 2012                        115,000        125,925        165,000        180,675         75,000         82,125
Tenneco Automotive, Inc. sec. notes
Ser. B, 10 1/4s, 2013                          280,000        312,200        395,000        440,425        185,000        206,275
THL Buildco, Inc. (Nortek Holdings,
Inc.) sr. sub. notes  8 1/2s, 2014             190,000        183,350        270,000        260,550        125,000        120,625
TRW Automotive Inc. sr. notes 9 3/8s,
2013                                           127,000        136,525        174,000        187,050         43,000         46,225
United Auto Group, Inc. company
guaranty  9 5/8s, 2012                         175,000        184,625        245,000        258,475        115,000        121,325
Vertis, Inc. company guaranty  Ser. B,
10 7/8s, 2009                                  240,000        229,200        340,000        324,700        160,000        152,800
WCI Communities, Inc. company guaranty
10 5/8s, 2011                                       --             --        320,000        344,400        150,000        161,438
WCI Communities, Inc. company guaranty
9 1/8s, 2012                                   230,000        245,525             --             --             --             --
William Carter Holdings Co. (The)
company guaranty  Ser. B, 10 7/8s,
2011                                           111,000        123,488        150,000        166,875         73,000         81,213
WRC Media Corp. sr. sub. notes 12
3/4s, 2009                                     150,000        138,188        210,000        193,463         95,000         87,519
Wynn Las Vegas, LLC/Wynn Las Vegas
Capital Corp. 144A 1st mtge. 6 5/8s,
2014                                           270,000        256,500        380,000        361,000        175,000        166,250
                                                         ------------                  ------------                  ------------
                                                           10,535,183                    20,552,050                    12,595,253

Consumer Staples                                                 0.6%                          1.1%                          1.5%
---------------------------------------------------------------------------------------------------------------------------------
Adelphia Communications Corp. sr.
notes 10 7/8s, 2010 (In default) (NON)         340,000        300,900        480,000        424,800        245,000        216,825
Affinity Group, Inc. sr. sub. notes
9s, 2012                                       175,000        183,750        250,000        262,500        115,000        120,750
AMC Entertainment, Inc. sr. sub. notes
9 1/2s, 2011                                        --             --             --             --        173,000        177,325
AMC Entertainment, Inc. sr. sub. notes
8s, 2014                                       255,000        243,525        360,000        343,800         43,000         41,065
AOL Time Warner, Inc. bonds 7 5/8s,
2031                                                --             --             --             --        105,000        123,350
AT&T Broadband Corp. company guaranty
8 3/8s, 2013                                        --             --        565,000        671,352        630,000        748,587
Charter Communications Holdings,
LLC/Capital Corp. sr. notes 11 1/8s,
2011                                           290,000        234,175        405,000        327,038        430,000        347,225
Charter Communications Holdings,
LLC/Capital Corp. sr. notes 8 5/8s,
2009                                           390,000        301,275        545,000        421,013             --             --
Church & Dwight Co., Inc. 144A sr.
sub. notes 6s, 2012                            130,000        126,750        180,000        175,500         85,000         82,875
Cinemark, Inc. sr. disc.  notes
stepped-coupon zero % (9 3/4s,
3/15/07), 2014 (STP)                           305,000        216,550        430,000        305,300        200,000        142,000
Clear Channel Communications, Inc. sr.
notes 5 3/4s, 2013                                  --             --        250,000        246,043        220,000        216,518
ConAgra Foods, Inc. notes 7 7/8s, 2010              --             --        375,000        428,654        275,000        314,346
ConAgra Foods, Inc. notes 6 3/4s, 2011              --             --        115,000        126,387        155,000        170,348
Constellation Brands, Inc. company
guaranty Ser. B,  8s, 2008                     170,000        180,625             --             --        135,000        143,438
Constellation Brands, Inc. sr. sub.
notes Ser. B,  8 1/8s, 2012                         --             --        270,000        287,550             --             --
Cox Communications, Inc. notes 7 3/4s,
2010                                                --             --        135,000        149,939        200,000        222,131
Cox Communications, Inc. 144A notes
5.45s, 2014                                         --             --        440,000        428,344        470,000        457,549
Cox Communications, Inc. 144A notes 4
5/8s, 2010                                          --             --        130,000        126,322        160,000        155,473
Cox Enterprises, Inc. 144A notes 7
7/8s, 2010                                          --             --        150,000        163,166             --             --
CSC Holdings, Inc. debs. Ser. B, 8
1/8s, 2009                                     405,000        427,275        570,000        601,350        265,000        279,575
CVS Corp. 144A
pass-through certificates 6.117s, 2013              --             --        224,640        236,307        174,210        183,259
Dean Foods Co. sr. notes 8.15s, 2007           175,000        184,625        270,000        284,850        141,000        148,755
Del Monte Corp. 144A sr. sub. notes 6
3/4s, 2015                                     230,000        224,250        320,000        312,000        150,000        146,250
Delhaize America, Inc.
company guaranty 8 1/8s, 2011                  220,000        244,535        650,000        722,489        465,000        516,857
Diageo PLC company guaranty 8s, 2022                --             --        165,000        214,580        135,000        175,566
DirecTV Holdings, LLC sr. notes 8
3/8s, 2013                                     340,000        368,050        540,000        584,550        130,000        140,725
Diva Systems Corp. sr. disc. notes
Ser. B, 12 5/8s, 2008 (In default)
(NON)                                        1,829,000          9,145             --             --      1,123,000          5,615
Doane Pet Care Co. sr. sub. debs. 9
3/4s, 2007                                     300,000        294,000        455,000        445,900        430,000        421,400
Dole Food Co. sr. notes 8 5/8s, 2009           129,000        135,450        258,000        270,900        115,000        120,750
Echostar DBS Corp. sr. notes 6 3/8s,
2011                                           440,000        431,200        620,000        607,600        290,000        284,200
Fred Meyer, Inc. Holding Co. company
guaranty 7.45s, 2008                                --             --        345,000        369,723        160,000        171,466
Granite Broadcasting Corp. sec. notes
9 3/4s, 2010                                   135,000        125,550        190,000        176,700         90,000         83,700
Insight Midwest LP/Insight Capital,
Inc. sr. notes  10 1/2s, 2010                  160,000        171,200        250,000        267,500             --             --
Intelsat Bermuda, Ltd. 144A sr. notes
8 5/8s, 2015 (Bermuda)                         190,000        193,800        265,000        270,300        125,000        127,500
Jean Coutu Group, Inc. sr. sub. notes
8 1/2s, 2014 (Canada)                          130,000        126,263        185,000        179,681         85,000         82,556
Jones Intercable, Inc. sr. notes 7
5/8s, 2008                                          --             --        110,000        117,903         25,000         26,796
Kabel Deutsheland GmbH 144A sr. notes
10 5/8s, 2014 (Germany)                        115,000        127,075        160,000        176,800         75,000         82,875
Knology, Inc. 144A sr. notes 12s, 2009
(PIK)                                           31,672         30,405             --             --         13,398         12,862
Kraft Foods, Inc. notes 6 1/4s, 2012                --             --             --             --         80,000         86,002
Kraft Foods, Inc. notes 5 5/8s, 2011                --             --      1,005,000      1,042,795        610,000        632,940
Miller Brewing Co. 144A notes 5 1/2s,
2013                                                --             --        305,000        310,340        235,000        239,115
News America Holdings, Inc. debs. 7
3/4s, 2045                                          --             --        350,000        411,118        340,000        399,372
News America, Inc. debs. 7 1/4s, 2018               --             --        225,000        252,605        210,000        235,765
Paxson Communications Corp. company
guaranty  zero %, 2009                         170,000        158,100        245,000        227,850        115,000        106,950
Pinnacle Foods Holding Corp. sr. sub.
notes 8 1/4s, 2013                             210,000        179,550        300,000        256,500        140,000        119,700
Playtex Products, Inc.
company guaranty 9 3/8s, 2011                  240,000        249,600        340,000        353,600        160,000        166,400
Prestige Brands, Inc. sr. sub. notes 9
1/4s, 2012                                     150,000        158,250        210,000        221,550        100,000        105,500
Quebecor Media, Inc. sr. notes 11
1/8s, 2011 (Canada)                            115,000        127,363        170,000        188,275         70,000         77,525
Rainbow National Services, LLC 144A
sr. notes 8 3/4s, 2012                         225,000        241,875        320,000        344,000        150,000        161,250
Remington Arms Co., Inc. company
guaranty  10 1/2s, 2011                        205,000        201,925        300,000        295,500        125,000        123,125
Rite Aid Corp. debs.  6 7/8s, 2013              70,000         65,100             --             --             --             --
Rite Aid Corp. sr. notes 9 1/4s, 2013          130,000        129,350        275,000        273,625        130,000        129,350
Royal Caribbean Cruises, Ltd. sr.
notes 8 3/4s, 2011                             250,000        284,063        340,000        386,325             --             --
Sbarro, Inc. company guaranty 11s,
2009                                           170,000        164,050        235,000        226,775        110,000        106,150
Sinclair Broadcast Group, Inc. company
guaranty  8 3/4s, 2011                         260,000        274,625        390,000        411,938        140,000        147,875
Six Flags, Inc. sr. notes 8 7/8s, 2010         170,000        159,800        240,000        225,600        115,000        108,100
TCI Communications, Inc. debs. 9.8s,
2012                                                --             --        320,000        401,101        295,000        369,765
TCI Communications, Inc. debs. 8 3/4s,
2015                                                --             --        175,000        218,848        100,000        125,056
TCI Communications, Inc. debs. 7 7/8s,
2013                                                --             --        365,000        425,762        405,000        472,421
Time Warner Entertainment Co., LP
debs. 8 3/8s, 2023                                  --             --         25,000         30,632        165,000        202,170
Time Warner, Inc. debs.  9.15s, 2023                --             --        160,000        210,336        115,000        151,179
Time Warner, Inc. debs. 9 1/8s, 2013                --             --      1,030,000      1,272,682        805,000        994,669
Turner Broadcasting System, Inc. sr.
notes 8 3/8s, 2013                                  --             --        115,000        136,939         95,000        113,123
Tyson Foods, Inc. notes 8 1/4s, 2011                --             --        145,000        168,181        140,000        162,382
United Rentals (North America),  Inc.
company guaranty 6 1/2s, 2012                  290,000        282,025        410,000        398,725        195,000        189,638
Universal City Florida Holding Co.
144A sr. notes 8 3/8s, 2010                    185,000        188,700        260,000        265,200        120,000        122,400
Young Broadcasting, Inc. company
guaranty 10s, 2011                             185,000        189,163        260,000        265,850        124,000        126,790
Yum! Brands, Inc. sr. notes 8 7/8s,
2011                                                --             --        125,000        149,772        120,000        143,781
                                                         ------------                  ------------                  ------------
                                                            7,933,912                    20,099,265                    12,809,005

Energy                                                           0.3%                          0.5%                          0.6%
---------------------------------------------------------------------------------------------------------------------------------
Arch Western Finance, LLC sr. notes 6
3/4s, 2013                                     365,000        366,825        515,000        517,575        240,000        241,200
Bluewater Finance, Ltd. company
guaranty 10 1/4s,  2012  (Cayman
Islands)                                       115,000        124,775        160,000        173,600         75,000         81,375
Buckeye Partners LP notes 5.3s, 2014                --             --        115,000        113,897        115,000        113,897
Chesapeake Energy Corp. company
guaranty 9s, 2012                                   --             --        530,000        585,650        240,000        265,200
Chesapeake Energy Corp. company
guaranty  7 3/4s, 2015                         383,000        405,023             --             --             --             --
Comstock Resources, Inc. sr. notes 6
7/8s, 2012                                     125,000        124,375        175,000        174,125         80,000         79,600
Dresser, Inc. company guaranty 9 3/8s,
2011                                           205,000        217,556        275,000        291,844        115,000        122,044
Enbridge Energy Partners LP sr. notes
5.35s, 2014                                         --             --        120,000        120,386        115,000        115,370
Encore Acquisition Co.
company guaranty 8 3/8s, 2012                  210,000        226,800        295,000        318,600        135,000        145,800
Forest Oil Corp. company guaranty 7
3/4s, 2014                                      95,000        101,650        145,000        155,150        135,000        144,450
Forest Oil Corp. sr. notes 8s, 2011            110,000        121,000        270,000        297,000        120,000        132,000
Hanover Compressor Co. sr. notes 9s,
2014                                           205,000        219,350        290,000        310,300        135,000        144,450
Inergy LP/Inergy Finance Corp. 144A
sr. notes 6 7/8s, 2014                         195,000        187,200        275,000        264,000        130,000        124,800
Key Energy Services, Inc. sr. notes 6
3/8s, 2013                                     160,000        155,200        225,000        218,250        105,000        101,850
Massey Energy Co. sr. notes 6 5/8s,
2010                                           190,000        190,950        265,000        266,325        125,000        125,625
Motiva Enterprises, LLC 144A sr. notes
5.2s, 2012                                          --             --        300,000        301,135        280,000        281,060
Newfield Exploration Co. sr. notes 7
5/8s, 2011                                     200,000        218,000        280,000        305,200        130,000        141,700
Noble Affiliates, Inc. sr. notes 8s,
2027                                                --             --        145,000        180,661        135,000        168,201
Occidental Petroleum Corp. debs. 10
1/8s, 2009                                          --             --        390,000        465,984        250,000        298,708
Ocean Energy, Inc. company guaranty 7
1/4s, 2011                                          --             --        185,000        206,782        200,000        223,548
Offshore Logistics, Inc. company
guaranty 6 1/8s, 2013                          285,000        270,750        405,000        384,750        190,000        180,500
Oslo Seismic Services, Inc. 1st mtge.
8.28s, 2011                                     65,668         69,329         95,517        100,842         68,653         72,480
Parker Drilling Co. company guaranty
Ser. B, 10 1/8s, 2009                           66,000         69,300        100,000        105,000         87,000         91,350
Peabody Energy Corp. sr. notes 5 7/8s,
2016                                           290,000        279,850        410,000        395,650        195,000        188,175
Petroleum Geo-Services notes 10s, 2010
(Norway)                                       170,000        190,825        240,000        269,400         85,000         95,413
Plains Exploration & Production
Co. sr. sub. notes 8 3/4s, 2012                295,000        321,550        415,000        452,350        200,000        218,000
Pogo Producing Co. sr. sub.  notes
Ser. B, 8 1/4s, 2011                           150,000        159,750        210,000        223,650        100,000        106,500
Pride International, Inc. sr. notes 7
3/8s, 2014                                     195,000        206,700        275,000        291,500        130,000        137,800
Schlumberger Technology Corp. 144A
notes 6 1/2s, 2012                                  --             --        380,000        415,607        350,000        382,796
Star Gas Partners LP/Star Gas Finance
Co. sr. notes  10 1/4s, 2013                   145,000        134,125        205,000        189,625        105,000         97,125
Sunoco, Inc. notes 4 7/8s, 2014                     --             --        130,000        126,379        110,000        106,936
Vintage Petroleum, Inc. sr. notes 8
1/4s, 2012                                     145,000        155,150        235,000        251,450        115,000        123,050
XTO Energy, Inc. sr. notes 7 1/2s,
2012                                                --             --         65,000         74,458         60,000         68,730
                                                         ------------                  ------------                  ------------
                                                            4,516,033                     8,547,125                     4,919,733

Financial                                                        0.3%                          1.8%                          3.2%
---------------------------------------------------------------------------------------------------------------------------------
Allfirst Financial Inc. sub. notes
7.2s, 2007                                          --             --        235,000        248,894        180,000        190,643
American General Corp. notes 7 1/2s,
2010                                                --             --        355,000        396,517        380,000        424,440
Associates First Capital Corp. debs.
6.95s, 2018                                         --             --        150,000        171,413        145,000        165,699
AXA Financial, Inc. sr. notes 7 3/4s,
2010                                                --             --        290,000        327,928        220,000        248,773
Bank of America Corp. sub. notes 7.4s,
2011                                                --             --      1,560,000      1,758,657      1,400,000      1,578,282
Bank of New York Co., Inc.  (The)  sr.
sub. notes  FRN 3.4s, 2013                          --             --        110,000        105,507         75,000         71,937
Bank One Corp. sub. notes 5 1/4s, 2013              --             --         30,000         30,241        115,000        115,925
Barclays Bank PLC 144A FRN 6.86s, 2049
(United Kingdom)                                    --             --        170,000        190,326        160,000        179,130
Block Financial Corp. notes 5 1/8s,
2014                                                --             --        155,000        149,051        155,000        149,051
Bosphorus Financial Services, Ltd.
144A sec.  FRN 4.83s, 2012 (Cayman
Islands)                                       200,000        199,921        460,000        459,818        440,000        439,826
Capital One Bank notes 6 1/2s, 2013                 --             --         95,000        102,012        125,000        134,227
Capital One Bank notes Ser.  BKNT, 4
7/8s, 2008                                          --             --        110,000        110,791         85,000         85,611
Capital One Bank sr. notes Ser.  BKNT,
6.7s, 2008                                          --             --        255,000        270,171        195,000        206,602
CenterPoint Properties Trust notes
Ser. MTN, 4 3/4s, 2010 (R)                          --             --        145,000        142,093        115,000        112,694
CIT Group, Inc. sr. notes 7 3/4s,
2012                                                --             --             --             --         80,000         91,994
CIT Group, Inc. sr. notes 5s, 2015                  --             --         10,000          9,662         25,000         24,155
CIT Group, Inc. sr. notes 5s, 2014                  --             --        880,000        864,845        730,000        717,428
Citigroup, Inc. debs. 6 5/8s, 2028                  --             --        710,000        793,144        650,000        726,118
Citigroup, Inc. sub. notes 6s, 2033                 --             --      1,160,000      1,193,776        950,000        977,661
Citigroup, Inc. sub. notes 5s, 2014                 --             --        271,000        266,061        463,000        454,562
Colonial Properties Trust notes 6
1/4s, 2014 (R)                                      --             --        145,000        152,637        130,000        136,847
Countrywide Capital III company
guaranty Ser. B, 8.05s, 2027                        --             --        230,000        281,995        180,000        220,692
Credit Suisse First Boston USA, Inc.
notes 4 7/8s, 2015                                  --             --        165,000        158,881        165,000        158,881
Developers Diversified Realty Corp.
notes 4 5/8s, 2010 (R)                              --             --         95,000         92,291         90,000         87,434
E(a)Trade Finance Corp. sr. notes 8s,
2011                                           180,000        185,400        255,000        262,650        120,000        123,600
Equity One, Inc. company guaranty 3
7/8s, 2009 (R)                                      --             --        405,000        384,739        405,000        384,739
Executive Risk Capital Trust company
guaranty Class B, 8.675s, 2027                      --             --        430,000        473,136        300,000        330,095
Finova Group, Inc. notes 7 1/2s, 2009          252,000        108,990        355,950        153,948        166,950         72,206
First Chicago NBD Corp. sub. notes 6
3/8s, 2009                                          --             --        565,000        599,346        470,000        498,571
Fleet Capital Trust V bank guaranty
FRN 4.04s, 2028                                     --             --        225,000        223,621        220,000        218,651
Franchise Finance Corp. of America sr.
notes 8 3/4s, 2010 (R)                              --             --        665,000        792,415        465,000        554,094
Fund American Cos. Inc. notes 5 7/8s,
2013                                                --             --        300,000        303,590        275,000        278,291
General Electric Capital Corp. notes
Ser. A, 6 3/4s, 2032                                --             --        150,000        173,148        105,000        121,204
General Electric Capital Corp. notes
Ser. A, 6s, 2012                                    --             --      1,115,000      1,187,968        885,000        942,916
General Electric Capital Corp. notes
Ser. MTNA, 6 1/8s, 2011                             --             --             --             --        220,000        235,018
Goldman Sachs Group, Inc. (The) notes
5 1/8s, 2015                                        --             --        315,000        307,539        365,000        356,355
Goldman Sachs Group, Inc. (The) notes
4 3/4s, 2013                                        --             --        345,000        333,565        300,000        290,057
Greenpoint Capital Trust I company
guaranty 9.1s, 2027                                 --             --        130,000        145,203        115,000        128,449
Hartford Financial Services Group,
Inc. (The) sr. notes 7.9s, 2010                     --             --        260,000        292,016        295,000        331,326
Heritage Property Investment Trust
company guaranty 5 1/8s, 2014 (R)                   --             --        170,000        163,604        160,000        153,980
Hospitality Properties Trust notes 6
3/4s, 2013 (R)                                      --             --        390,000        418,594        295,000        316,629
Household Finance Corp. notes 8s, 2010              --             --        115,000        131,556        265,000        303,151
Household Finance Corp. notes 7s, 2012              --             --        990,000      1,103,580        895,000        997,681
HRPT Properties Trust bonds 5 3/4s,
2014 (R)                                            --             --        115,000        115,564        105,000        105,515
HRPT Properties Trust notes 6 1/4s,
2016 (R)                                            --             --        105,000        110,952         95,000        100,386
HSBC Capital Funding LP 144A bank
guaranty FRB 9.547s,  2049 (Jersey)                 --             --        530,000        639,312        410,000        494,562
HSBC Capital Funding LP 144A bank
guaranty FRB 4.61s,  2013 (Jersey)                  --             --        345,000        327,719        325,000        308,389
International Lease Finance  Corp. FRN
Ser. MTNP, 3.54s, 2010                              --             --        505,000        504,853        465,000        464,864
International Lease Finance  Corp.
notes 4 3/4s, 2012                                  --             --         75,000         72,698         45,000         43,619
International Lease Finance  Corp.
notes 4 3/8s, 2005                           3,500,000      3,513,475      5,000,000      5,019,250      2,500,000      2,509,625
International Lease Finance  Corp.
unsub. notes 4 3/4s, 2009                           --             --        235,000        235,133        220,000        220,125
iStar Financial, Inc. sr. notes 6s,
2010 (R)                                            --             --        290,000        297,415        280,000        287,160
John Hancock Global Funding II 144A
notes 7.9s, 2010                                    --             --        135,000        154,149        125,000        142,731
JPMorgan Chase Capital XV notes 5
7/8s, 2035                                          --             --        675,000        651,854        455,000        439,398
JPMorgan Chase & Co. sub. notes 6
5/8s, 2012                                          --             --        150,000        163,995         75,000         81,998
JPMorgan Chase & Co. sub. notes 5
1/8s, 2014                                          --             --        265,000        260,808        500,000        492,091
Kimco Realty Corp. notes Ser. MTNC,
5.19s, 2013 (R)                                     --             --        110,000        109,402        105,000        104,429
Lehman Brothers Holdings, Inc. notes 4
1/4s, 2010                                          --             --             --             --         15,000         14,604
Lehman Brothers Holdings, Inc. notes
Ser. MTNG, 4.8s, 2014                               --             --        225,000        217,010        200,000        192,898
Liberty Mutual Group 144A notes 6
1/2s, 2035                                          --             --        525,000        504,957        540,000        519,384
Liberty Mutual Insurance 144A notes
7.697s, 2097                                        --             --        345,000        367,748        295,000        314,451
Loews Corp. notes 5 1/4s, 2016                      --             --         95,000         92,682        100,000         97,560
Merrill Lynch & Co., Inc. notes Ser.
B, 4 3/4s, 2009                                     --             --         65,000         64,690         95,000         94,548
MetLife, Inc. sr. notes 6 1/8s, 2011                --             --        140,000        149,184        130,000        138,528
Morgan Stanley Dean Witter & Co. sr.
notes 6 3/4s, 2011                                  --             --        170,000        185,287        160,000        174,388
National City Bank sub. notes Ser.
BKNT, 6 1/4s, 2011                                  --             --        590,000        634,671        570,000        613,156
Nationwide Financial Services,  Inc.
notes 5 5/8s, 2015                                  --             --        125,000        125,883        425,000        428,003
Nationwide Mutual Insurance Co.
144A notes 8 1/4s, 2031                             --             --        210,000        261,890             --             --
OneAmerica Financial Partners,  Inc.
144A bonds 7s, 2033                                 --             --        140,000        153,495        130,000        142,531
PNC Funding Corp. bonds 5 1/4s, 2015                --             --        265,000        262,860        255,000        252,940
Popular North America, Inc. sub. notes
3 7/8s, 2008 (Puerto Rico)                          --             --        250,000        245,778        240,000        235,946
Principal Life Global Funding I 144A
sec. notes 5 1/4s, 2013                             --             --        405,000        411,815        285,000        289,796
Protective Life Corp. notes 4.3s, 2013              --             --        200,000        188,461        155,000        146,057
Prudential Holdings, LLC 144A bonds
8.695s, 2023                                        --             --        265,000        335,352        245,000        310,043
Prudential Insurance Co. 144A notes
8.3s, 2025                                          --             --        380,000        494,090        235,000        305,556
Rabobank Capital Funding II 144A bonds
5.26s, 2049                                         --             --        110,000        110,490        100,000        100,446
Rabobank Capital Funding Trust 144A
sub. notes FRN 5.254s, 2049                         --             --        105,000        103,993        110,000        108,945
Simon Property Group LP notes 5 5/8s,
2014 (R)                                            --             --        140,000        140,647        130,000        130,601
State Street Capital Trust II notes
FRN 3.294s, 2008                                    --             --        390,000        391,301        255,000        255,850
Suncorp-Metway, Ltd. 144A notes FRN 3
1/2s, 2013 (Australia)                              --             --        290,000        280,472        225,000        217,607
UBS AG/Jersey Branch FRN 6.05s, 2008
(Jersey)                                            --             --        685,000        722,675        530,000        559,150
UBS Preferred Funding Trust I company
guaranty 8.622s,  2049                              --             --        285,000        336,172        260,000        306,683
Wachovia Corp. sub. notes 5 1/4s, 2014              --             --        345,000        345,982        320,000        320,911
Washington Mutual Capital Trust I sr.
notes 5s, 2012                                      --             --        530,000        526,974        275,000        273,430
Washington Mutual, Inc. sub. notes 8
1/4s, 2010                                          --             --        100,000        113,438        280,000        317,626
Washington Mutual, Inc. sub. notes 4
5/8s, 2014                                          --             --        465,000        440,307        460,000        435,573
Western Financial Bank sub. debs. 9
5/8s, 2012                                     170,000        184,875        240,000        261,000        110,000        119,625
Westpac Capital Trust III 144A sub.
notes FRN 5.819s, 2049 (Australia)                  --             --        295,000        304,133        230,000        237,121
                                                         ------------                  ------------                  ------------
                                                            4,192,661                    33,163,470                    27,784,474

Health Care                                                      0.2%                          0.3%                          0.4%
---------------------------------------------------------------------------------------------------------------------------------
Alderwoods Group, Inc. 144A sr. notes
7 3/4s, 2012 (Canada)                          180,000        184,050        250,000        255,625        120,000        122,700
American Home Products Corp. notes
6.95s, 2011                                         --             --        540,000        592,194        470,000        515,428
AmerisourceBergen Corp. sr. notes 8
1/8s, 2008                                     310,000        332,475        470,000        504,075        215,000        230,588
Ardent Health Services, Inc. sr. sub.
notes 10s, 2013                                120,000        142,200        170,000        201,450         80,000         94,800
Bayer Corp. 144A FRB 6.2s, 2008                     --             --        220,000        229,321        160,000        166,779
Elan Finance PLC/Elan Finance Corp.
144A sr. notes 7 3/4s, 2011 (Ireland)          135,000        100,913        190,000        142,025         90,000         67,275
HCA, Inc. notes 6.91s, 2005                         --             --         65,000         65,406         65,000         65,406
HCA, Inc. sr. notes 7 7/8s, 2011               416,000        450,072        590,000        638,323        275,000        297,523
HCA, Inc. sr. notes 6.95s, 2012                     --             --        100,000        103,796         95,000         98,606
Healthsouth Corp. sr. notes 8 1/2s,
2008                                           133,000        132,335        230,000        228,850        205,000        203,975
Healthsouth Corp. sr. notes 7s, 2008           193,000        187,693        270,000        262,575         65,000         63,213
Hospira, Inc. notes 5.9s, 2014                      --             --         90,000         93,683         85,000         88,478
MQ Associates, Inc. sr. disc. notes
stepped-coupon zero % (12 1/4s,
8/15/08), 2012 (STP)                           250,000        142,500        335,000        190,950        175,000         99,750
Omnicare, Inc. sr. sub. notes 6 1/8s,
2013                                           230,000        224,250        325,000        316,875        150,000        146,250
PacifiCare Health Systems, Inc.
company guaranty 10 3/4s, 2009                 250,000        275,625        374,000        412,335        208,000        229,320
Service Corp. International 144A sr.
notes 6 3/4s, 2016                             255,000        244,800        360,000        345,600        170,000        163,200
Tenet Healthcare Corp. sr. notes 6
1/2s, 2012                                     195,000        179,400        275,000        253,000        130,000        119,600
Tenet Healthcare Corp. 144A sr. notes
9 1/4s, 2015                                   165,000        164,588        235,000        234,413        110,000        109,725
Triad Hospitals, Inc. sr. sub. notes
7s, 2013                                       320,000        314,400        450,000        442,125        210,000        206,325
Vanguard Health Holding Co. II,  LLC
sr. sub. notes 9s, 2014                        120,000        126,300        170,000        178,925         80,000         84,200
Ventas Realty LP/Capital Corp. company
guaranty 9s,  2012 (R)                         165,000        187,275        235,000        266,725        110,000        124,850
WellPoint, Inc. 144A notes 5s, 2014                 --             --        110,000        107,922        105,000        103,016
WellPoint, Inc. 144A notes 4 1/4s,
2009                                                --             --        110,000        107,386        105,000        102,505
Wyeth notes 5 1/2s, 2014                            --             --             --             --         60,000         61,001
                                                         ------------                  ------------                  ------------
                                                            3,388,876                     6,173,579                     3,564,513

Other                                                            0.4%                          0.5%                          0.4%
---------------------------------------------------------------------------------------------------------------------------------
Dow Jones CDX HY 144A pass-through
certificates 7 3/4s, 2009                    4,900,000      4,783,625      8,880,000      8,669,100      3,800,000      3,709,750

Technology                                                       0.1%                          0.2%                          0.2%
---------------------------------------------------------------------------------------------------------------------------------
Advanced Micro Devices, Inc. 144A sr.
notes 7 3/4s, 2012                             130,000        127,725        180,000        176,850         85,000         83,513
Amkor Technologies, Inc. sr. notes 7
3/4s, 2013                                     145,000        121,800        205,000        172,200         95,000         79,800
Celestica, Inc. sr.sub. notes  7 7/8s,
2011 (Canada)                                  220,000        222,750        310,000        313,875        145,000        146,813
Computer Associates International,
Inc. 144A sr. notes 5 5/8s, 2014                    --             --        185,000        181,943        185,000        181,943
Fiserv, Inc. notes 4s, 2008                         --             --        170,000        167,519        125,000        123,175
Freescale Semiconductor, Inc. sr.
notes Ser. B, 7 1/8s, 2014                     240,000        250,800        340,000        355,300        160,000        167,200
Iron Mountain, Inc. company guaranty 8
5/8s, 2013                                      15,000         15,150             --             --        120,000        121,200
Iron Mountain, Inc. sr. sub. notes 8
1/4s, 2011                                     215,000        215,000        360,000        360,000         40,000         40,000
Lucent Technologies, Inc. debs. 6.45s,
2029                                           180,000        155,250        255,000        219,938        120,000        103,500
Motorola, Inc. notes 7 5/8s, 2010                   --             --         90,000        101,129         70,000         78,656
Motorola, Inc. notes 4.608s, 2007                   --             --        210,000        210,548        195,000        195,509
Seagate Technology Hdd Holdings
company guaranty 8s, 2009 (Cayman
Islands)                                       200,000        213,250        305,000        325,206             --             --
SunGard Data Systems, Inc. bonds 4
7/8s, 2014                                          --             --        155,000        124,932        145,000        116,872
UGS Corp. 144A sr. sub. notes 10s,
2012                                           160,000        176,800        220,000        243,100        120,000        132,600
Unisys Corp. sr. notes 8 1/8s, 2006            145,000        148,625        222,000        227,550        108,000        110,700
Xerox Corp. sr. notes 6 7/8s, 2011             360,000        366,750        505,000        514,469        235,000        239,406
                                                         ------------                  ------------                  ------------
                                                            2,013,900                     3,694,559                     1,920,887

Transportation                                                    --%                          0.1%                          0.2%
---------------------------------------------------------------------------------------------------------------------------------
Continental Airlines,
Inc. pass-through certificates Ser.
97-4A, 6.9s, 2018                                   --             --         72,995         72,083         60,830         60,069
Continental Airlines,
Inc. pass-through certificates Ser.
98-1A, 6.648s, 2017                                 --             --        393,685        374,000        277,651        263,769
Continental Airlines,
Inc. pass-through certificates Ser.
98-2, 6.32s, 2008                                   --             --          5,000          4,915         75,000         73,731
CSX Corp. notes 6 3/4s, 2011                        --             --        205,000        223,719        180,000        196,437
CSX Corp. notes 6 1/4s, 2008                        --             --         85,000         89,451         75,000         78,927
Kansas City Southern Railway Co.
company guaranty 9 1/2s, 2008                  115,000        125,350        160,000        174,400         75,000         81,750
Navistar International Corp. company
guaranty Ser. B, 9 3/8s, 2006                   70,000         72,625             --             --             --             --
Norfolk Southern Corp. notes 7.05s,
2037                                                --             --        410,000        479,773        295,000        345,202
Norfolk Southern Corp. sr. notes 6
3/4s, 2011                                          --             --         95,000        104,124        160,000        175,367
Northwest Airlines Corp. pass-through
certificates Ser. 99-2A, 7.575s, 2019               --             --        104,924        106,088         79,742         80,627
Northwest Airlines, Inc. sr. notes 9
7/8s, 2007                                     170,000        129,200             --             --             --             --
Union Pacific Corp. notes 7 3/8s, 2009              --             --        331,000        362,711        315,000        345,179
Union Pacific Corp. 144A pass-through
certificates 5.214s, 2014                           --             --        115,000        113,848        100,000         98,998
United Airlines, Inc. debs. 9
1/8s, 2012 (In default) (NON)                  580,000         47,125        815,000         66,219        770,000         62,563
                                                         ------------                  ------------                  ------------
                                                              374,300                     2,171,331                     1,862,619

Utilities & Power                                                0.4%                          0.9%                          1.4%
---------------------------------------------------------------------------------------------------------------------------------
AEP Texas Central Co. sr. notes Ser.
D, 5 1/2s, 2013                                     --             --        125,000        127,499         90,000         91,799
AEP Texas North Co. sr. notes Ser. B,
5 1/2s, 2013                                        --             --        165,000        168,209        190,000        193,696
AES Corp. (The) 144A sec. notes 8
3/4s, 2013                                     540,000        585,900        740,000        802,900        260,000        282,100
Allegheny Energy Supply 144A sec.
notes 10 1/4s, 2007                             85,000         93,925        130,000        143,650        125,000        138,125
Allegheny Energy Supply 144A bonds 8
1/4s, 2012                                     225,000        238,500        340,000        360,400        115,000        121,900
Atmos Energy Corp. notes 4.95s, 2014                --             --        180,000        173,428        175,000        168,611
Calpine Corp. 144A sec. notes 8 1/2s,
2010                                           515,000        404,275        660,000        518,100        350,000        274,750
Carolina Power & Light Co. 1st mtge. 6
1/8s, 2033                                          --             --         10,000         10,528         55,000         57,901
Carolina Power & Light Co. 1st mtge.
5.7s, 2035                                          --             --        235,000        233,693        175,000        174,027
CenterPoint Energy Resources  Corp.
notes 7 3/4s, 2011                                  --             --        240,000        272,162        185,000        209,792
Cleveland Electric Illuminating Co.
(The) sr. notes 5.65s, 2013                         --             --        280,000        284,859        225,000        228,905
Cleveland Electric Illuminating Co.
(The) 144A sr. notes Ser. D, 7.88s,
2017                                                --             --        115,000        137,899        110,000        131,903
Consolidated Natural Gas Co. sr. notes
5s, 2014                                            --             --        180,000        176,000        315,000        308,000
Consumers Energy Co. 1st mtge. 5.65s,
2020                                                --             --        110,000        109,489        150,000        149,303
Consumers Energy Co. 1st mtge. Ser. B,
5 3/8s, 2013                                        --             --        490,000        493,451        425,000        427,993
Dayton Power & Light Co. (The) 144A
1st mtge. 5 1/8s, 2013                              --             --        170,000        171,482        160,000        161,394
Detroit Edison Co. 144A 1st mtge.
5.45s, 2035                                         --             --        105,000        101,451        105,000        101,451
DPL, Inc. sr. notes 6 7/8s,  2011              190,000        201,869        265,000        281,554        135,000        143,433
Duke Capital Corp. sr. notes Ser. A, 6
1/4s, 2005                                          --             --        305,000        307,294        215,000        216,617
Dynegy Holdings, Inc. 144A sec. notes
10 1/8s, 2013                                   85,000         92,650         90,000         98,100         75,000         81,750
El Paso Corp. sr. notes Ser.  MTN,
7.8s, 2031                                     590,000        554,600        880,000        827,200        400,000        376,000
Ferrellgas Partners LP/Ferrellgas
Partners Finance sr. notes 6 3/4s,
2014                                           215,000        209,625        300,000        292,500        140,000        136,500
FirstEnergy Corp. notes Ser. B, 6.45s,
2011                                                --             --          5,000          5,275         35,000         36,927
FirstEnergy Corp. notes Ser. C, 7
3/8s, 2031                                          --             --        305,000        345,474        280,000        317,157
Florida Power & Light Co. 1st mtge.
5.95s, 2033                                         --             --        185,000        197,855        175,000        187,160
Florida Power & Light Co. 1st mtge. 5
5/8s, 2034                                          --             --        115,000        117,644         85,000         86,954
Indianapolis Power & Light 144A 1st
mtge. 6.3s, 2013                                    --             --        115,000        121,049        110,000        115,786
Jersey Central Power & Light 1st mtge.
5 5/8s, 2016                                        --             --             --             --         20,000         20,644
Kinder Morgan, Inc. notes 5.15s, 2015               --             --        135,000        131,527        130,000        126,656
Kinder Morgan, Inc. sr. notes 6 1/2s,
2012                                                --             --        350,000        380,164        315,000        342,148
MidAmerican Energy  Holdings  Co. sr.
notes 4 5/8s, 2007                                  --             --        920,000        923,273        590,000        592,099
Midwest Generation, LLC sec. sr. notes
8 3/4s, 2034                                   330,000        367,950        465,000        518,475        270,000        301,050
Monongahela Power Co. 1st mtge. 5s,
2006                                                --             --        410,000        412,455        365,000        367,185
National Fuel Gas Co. notes 5 1/4s,
2013                                                --             --        145,000        144,851        100,000         99,897
Nevada Power Co. 2nd  mtge. 9s, 2013           145,000        162,763        367,000        411,958        223,000        250,318
Nevada Power Co. 144A general ref.
mtge. 5 7/8s, 2015                                  --             --         80,000         78,000        120,000        117,000
NiSource Finance Corp.
company guaranty 7 7/8s, 2010                       --             --        295,000        336,412        260,000        296,498
Northern States Power Co. 1st mtge.
Ser. B, 8s, 2012                                    --             --        575,000        684,676        530,000        631,093
NRG Energy, Inc. 144A sr. sec. notes
8s, 2013                                       450,000        475,875        635,000        671,513        300,000        317,250
Oncor Electric Delivery Co. sec. notes
7 1/4s, 2033                                        --             --        195,000        231,749        220,000        261,461
Oncor Electric Delivery Co. sec. notes
6 3/8s, 2012                                        --             --        295,000        316,252        230,000        246,570
Pacific Gas & Electric Co. 1st mtge.
6.05s, 2034                                         --             --        245,000        251,235        235,000        240,980
Pacific Gas & Electric Co. 1st mtge.
4.8s, 2014                                          --             --        120,000        117,044        120,000        117,044
Pacific Gas & Electric Co. 1st mtge.
4.2s, 2011                                          --             --         80,000         77,566         85,000         82,414
PacifiCorp sinking fund 1st mtge.
5.45s, 2013                                         --             --        225,000        231,960        180,000        185,568
Pepco Holdings, Inc. notes 5 1/2s,
2007                                                --             --        190,000        194,401        180,000        184,169
Potomac Edison Co. 144A 1st mtge.
5.35s, 2014                                         --             --             --             --         65,000         64,534
Power Receivable Finance, LLC 144A sr.
notes 6.29s, 2012                                   --             --        278,291        286,337        240,557        247,511
PP&L Capital Funding, Inc. company
guaranty Ser. D, 8 3/8s, 2007                       --             --        135,000        146,635        135,000        146,635
Public Service Company of New Mexico
sr. notes 4.4s, 2008                                --             --        125,000        124,066        100,000         99,253
Public Service Electric & Gas Co. 1st
mtge.  FRN 6 3/8s, 2008                             --             --        175,000        184,664        175,000        184,664
Public Services Co. of Colorado  sr.
notes Ser. A, 6 7/8s, 2009                          --             --        215,000        232,194        205,000        221,394
Rochester Gas & Electric notes 6 3/8s,
2033                                                --             --        160,000        174,007        155,000        168,570
Sierra Pacific Resources sr. notes 8
5/8s, 2014                                     120,000        127,800        165,000        175,725         80,000         85,200
Southern California Edison Co. 1st
mtge. 6s, 2034                                      --             --        175,000        181,706        160,000        166,132
Southern California Edison Co. 1st
mtge. 5s, 2014                                      --             --        115,000        113,977        105,000        104,066
Southern California Edison Co. 1st
mtge. 5s, 2016                                      --             --        135,000        132,390        160,000        156,907
Tampa Electric Co. notes 6 7/8s, 2012               --             --        135,000        149,729        120,000        133,093
Teco Energy, Inc. notes 7.2s, 2011             265,000        279,244        375,000        395,156        175,000        184,405
Tennessee Gas Pipeline Co. unsecd.
notes 7 1/2s, 2017                              60,000         64,445         85,000         91,298         45,000         48,334
Texas Genco, LLC/Texas Genco Financing
Corp. 144A sr. notes 6 7/8s, 2014              295,000        295,738        415,000        416,038        195,000        195,488
TGT Pipeline Co. 144A notes 5 1/2s,
2017                                                --             --         70,000         69,631         65,000         64,657
Utilicorp Canada Finance Corp. company
guaranty 7 3/4s,  2011 (Canada)                310,000        319,300        440,000        453,200        205,000        211,150
Williams Cos., Inc. (The) notes 7
5/8s, 2019                                     310,000        335,575        440,000        476,300        200,000        216,500
York Power Funding 144A notes 12s,
2007 (Cayman  Islands) (In default)
(NON) (F)                                           --             --        133,909              1         49,100              1
                                                         ------------                  ------------                  ------------
                                                            4,810,034                    16,795,710                    12,398,472
                                                         ------------                  ------------                  ------------
Total Corporate bonds and notes  (cost
$58,272,079, $153,232,241  and
$104,192,891)                                             $56,670,074                  $154,561,467                  $104,145,710
---------------------------------------------------------------------------------------------------------------------------------


                                                     Growth 3.6%                 Balanced 6.3%                 Conservative 12.7%

                                             Principal                     Principal      Principal
Asset-backed securities (a)                     amount          Value         amount          Value         amount          Value
---------------------------------------------------------------------------------------------------------------------------------
Aames Mortgage Investment Trust FRN
Ser. 04-1, Class 2A1, 3.19s, 2034             $215,804       $215,804       $705,514       $705,514       $688,914       $688,914
Aames Mortgage Trust Ser. 03-1, Class
A, Interest Only (IO), 6s, 2005                494,500          9,311      1,768,000         33,290      1,560,000         29,374
Aames Mortgage Trust 144A Ser. 03-1N,
Class A,  7 1/2s, 2033                              --             --         40,347         40,308         61,456         61,396
ABFS Mortgage Loan Trust Ser. 03-1,
Class A, IO,  4s, 2005                         189,838          2,760        611,769          8,895        604,420          8,788
ABSC NIMS Trust 144A
Ser. 03-HE5, Class A, 7s, 2003                   4,047          4,058             --             --             --             --
Ser. 05-HE2, Class A1, 4 1/2s,
2035 (Cayman Islands)                          199,000        198,656        706,000        704,779        678,000        676,828
Ace Securities Corp.
Ser. 03-FM1, Class A, IO,
3 1/2s, 2005                                   254,000          5,105      1,421,000         28,562      1,094,000         21,989
FRB Ser. 04-HE2, Class A2A,
3.23s, 2034                                    790,309        792,253             --             --             --             --
FRB Ser. 04-HE3, Class A2A,
3.22s, 2034                                     38,243         38,353             --             --             --             --
Advanta Business Card Master Trust FRN
Ser. 04-C1, Class C, 3.9s, 2013                123,000        125,196             --             --        212,000        215,784
Aegis Asset Backed Securities Trust 144A
Ser. 04-1N, Class Note, 5s, 2034                    --             --         66,253         66,253         48,777         48,777
Ser. 04-2N, Class N1, 4 1/2s, 2034                  --             --         97,825         97,596         92,988         92,771
Ser. 04-4N, Class Note, 5s, 2034                    --             --        140,263        140,350        130,288        130,370
Ser. 04-5N, Class Note, 5s, 2034                61,474         61,474        126,565        126,565        122,949        122,949
Ser. 04-6N, Class Note, 4 3/4s, 2035            84,956         84,850        180,106        179,881        178,407        178,184
Aegis Asset Backed Securities Trust
FRN Ser. 04-5, Class 1A2, 3.19s, 2031           91,000         91,000             --             --             --             --
AFC Home Equity Loan Trust Ser. 99-2,
Class 1A, 3.26s, 2029                          663,927        663,927      1,235,564      1,235,564        878,958        878,958
American Express Credit Account Master
Trust 144A Ser. 04-C, Class C,
3.31s, 2012                                    260,893        260,934      1,592,349      1,592,597      1,277,477      1,277,677
American Home Mortgage Investment Trust FRB
Ser. 05-1, Class 5A1, 5.001s, 2035             576,000        578,970      2,027,000      2,037,452      1,934,000      1,943,972
Ser. 05-1, Class 4A1, 4.992s, 2035             642,000        645,611      2,261,000      2,273,718      2,156,000      2,168,128
Ser. 04-3, Class 3A, 3.71s, 2034               221,709        218,921        603,295        595,708        714,591        705,604
Ser. 04-3, Class 2A, 3.59s, 2034               367,874        362,863      1,364,576      1,345,989      1,280,310      1,262,870
Ameriquest Finance NIM Trust 144A Ser.
04-IAN, Class 1A, 5.437s, 2034 (Cayman
Islands)                                        90,951         90,610         61,526         61,295         56,844         56,631
Ameriquest Mortgage Securities, Inc.
Ser. 03-3, Class S, IO,  5s, 2005              553,830         12,050      3,406,383         74,115      2,442,766         53,149
Ser. 03-6, Class S, IO,  5s, 2033              158,630          3,266             --             --             --             --
Ser. 03-8, Class S, IO,  5s, 2006              429,791         13,538      1,494,962         47,091      1,161,257         36,580
Ser. 03-12, Class S, IO,  5s, 2006             409,955         16,398      1,043,854         41,754        954,521         38,181
FRB Ser. 03-AR1, Class A2, 3.34s, 2033         184,448        184,713             --             --             --             --
Ser. 03-2, Class A,  3.26s, 2033                80,123         80,195             --             --             --             --
FRN Ser. 04-R11, Class A2, 3.22s, 2034          81,071         81,274             --             --             --             --
Ameriquest Mortgage Securities, Inc.
144A Ser. 04-RN9, 4.8s, 2034 (Cayman
Islands)                                       146,782        146,783        244,130        244,130        226,638        226,638
Amortizing Residential Collateral
Trust Ser. 02-BC3, Class A, IO, 6s,
2005                                            98,182            880        369,091          3,310        967,273          8,674
AQ Finance NIM Trust 144A Ser. 03-N9A,
Class Note, 7.385s, 2033 (Cayman
Islands)                                            --             --         21,165         21,218         16,403         16,444
Arc Net Interest Margin Trust 144A
Ser. 02-2, Class A, 7.75s, 2032                     --             --          1,988          1,984             --             --
Arcap REIT, Inc. 144A
Ser. 03-1A, Class E,  7.11s, 2038                   --             --        286,000        296,546        223,000        231,223
Ser. 04-1A, Class E,  6.42s, 2039                   --             --        240,272        238,883        227,202        225,889
Argent NIM Trust 144A
Ser. 03-N8, Class A, 5.56s, 2034
(Cayman Islands)                                20,091         20,091         74,279         74,279         54,471         54,471
Ser. 04-WN9, Class A, 5.19s, 2034
(Cayman Islands)                                92,409         92,410         93,779         93,779         86,934         86,934
Ser. 04-WN2, Class A, 4.55s, 2034
(Cayman Islands)                                38,600         38,612         54,355         54,372         52,255         52,271
Ser. 04-WN4, Class A, 4.459s, 2034
(Cayman Islands)                                29,053         28,972         43,153         43,031         53,834         53,683
Argent Securities, Inc.  Ser. 04-W11,
Class A3,  3.21s, 2034                         330,000        330,462             --             --             --             --
Asset Backed Funding Corp. NIM Trust 144A
Ser. 03-OPT1, Class Note, 6.9s, 2033                --             --         21,983         21,983         17,196         17,196
Ser. 03-WMC1, Class Note, 6.9s, 2033            35,000         35,051        113,798        113,962        110,866        111,026
Ser. 04-AHL1, Class Note, 5.6s, 2033            55,378         55,376        214,882        214,874             --             --
Ser. 04-FF1, Class N1, 5s, 2034
(Cayman Islands)                                    --             --        259,053        258,201        239,305        238,518
Ser. 04-FF1, Class N2, 5s, 2034
(Cayman Islands)                                    --             --         25,000         23,042         25,000         23,042
Ser. 04-0PT1, Class N1, 4.55s, 2033
(Cayman Islands)                                48,553         48,219        133,748        132,829        133,748        132,829
Ser. 04-0PT5, Class N1, 4.45s, 2034
(Cayman Islands)                                92,638         92,637             --             --        176,220        176,220
Asset Backed Securities Corp.
Home Equity Loan Trust
Ser. 03-HE3, Class A, IO,  4s, 2033            993,000          6,061             --             --        216,000          1,318
Ser. 03-HE5, Class A, IO,  4s, 2033            219,881          6,211             --             --             --             --
Ser. 03-HE1, Class A2,  3.31s, 2033             98,347         98,450             --             --             --             --
FRB Ser. 04-HE7, Class A2, 3.23s, 2034         346,206        347,040             --             --             --             --
FRB Ser. 04-HE8, Class A2, 3.23s, 2034         280,402        280,510             --             --             --             --
FRB Ser. 04-HE9, Class A2, 3.22s, 2034         142,876        142,905        273,329        273,383        267,117        267,169
FRB Ser. 04-HE1, Class A3, 3.21s, 2034         370,831        371,356         68,578         68,675         65,403         65,496
FRB Ser. 04-HE6, Class A2, 3.21s, 2034         664,437        666,266      2,353,038      2,359,515      2,257,393      2,263,606
FRB Ser. 03-HE3, Class A2, 3.16s, 2033          76,152         76,246             --             --             --             --
FRB Ser. 05-HE1, Class A3, 3.14s, 2035          40,487         40,521        299,794        300,045        296,902        297,151
Banc of America Funding Corp. 144A
Ser. 04-NIM1,  Class Note, 6s, 2034                 --             --         94,374         94,374         94,374         94,374
Bank One Issuance Trust FRB Ser.
03-C4, Class C4,  3.84s, 2011                  110,000        112,406        280,000        286,125        250,000        255,469
Bayview Financial Acquisition Trust
Ser. 03-E, Class A, IO,  4s, 2006                   --             --      1,675,631         41,377      1,470,541         36,313
Ser. 03-F, Class A, IO,  4s, 2006              727,273         17,698             --             --             --             --
Ser. 04-A, Class A, IO, 3 1/2s, 2006         1,006,544         37,625             --             --             --             --
Ser. 04-D, Class A, IO, 3 1/2s, 2007         1,828,395         76,847      5,545,960        233,097      5,411,570        227,448
FRB Ser. 03-G, Class A1, 3.45s, 2039           550,000        550,000      1,012,000      1,012,000        944,000        944,000
FRN Ser. 03-F, Class A,  3.35s, 2043           431,920        433,599        703,746        706,481        644,823        647,329
Ser. 04-B, Class A1,  3.17s, 2039                   --             --        861,452        861,452      1,131,240      1,131,240
Ser. 03-X, Class A, IO,  0.9s, 2006          2,347,490         41,081      6,142,208        107,489      4,664,855         81,635
Bayview Financial Acquisition Trust
FRN Ser. 04-D, Class A, 3.24s, 2044            292,792        292,792        957,037        957,037        934,313        934,313
Bayview Financial Acquisition Trust
144A Ser. 03-CA, Class A, IO, 4s, 2005         509,091          9,428             --             --             --             --
Bayview Financial Asset Trust 144A
FRB Ser. 03-SSRA, Class M, 4.2s, 2038          109,118        109,391        324,817        325,629        253,763        254,397
FRB Ser. 03-SSRA, Class A, 3.55s, 2038         109,118        109,391        324,817        325,629        253,763        254,397
FRB Ser. 04-SSRA, Class A1, 3.45s,
2039                                           234,534        234,534        421,987        421,987        408,909        408,909
Ser. 03-Z, Class AIO1, IO, 0.48s, 2005       4,120,475          9,024     14,355,708         31,440     13,611,097         29,809
Bear Stearns Alternate Trust
Ser. 04-9, Class 1A1,  5.124s, 2034             98,732         99,459        328,284        330,701        299,487        301,692
Ser. 04-12, Class 2A2,  5.123s, 2035           646,185        651,352      2,084,289      2,100,958      2,132,867      2,149,925
Ser. 05-3, Class 2A1,  5.063s, 2035            133,000        133,956      1,684,000      1,696,104        957,000        963,878
Ser. 04-11, Class 2A2,  4.966s, 2034           238,553        239,886      1,020,524      1,026,227        936,987        942,224
Ser. 05-2, Class 2A2A,  4.93s, 2035            139,594        140,270        492,352        494,737        473,488        475,781
Bear Stearns Asset Backed Securities, Inc.
Ser. 03-1, Class A, IO,  5s, 2005            1,263,000         20,822      5,153,000         84,953      3,675,000         60,587
Ser. 03-2, Class A, IO,  5s, 2005              484,000         15,854             --             --             --             --
Ser. 03-AC3, Class A, IO,  5s, 2005            532,000         14,170      2,973,600         79,201      2,320,000         61,793
Ser. 03-AC4, Class A, IO,  5s, 2006            575,200         19,977      1,993,600         69,238      1,552,000         53,901
FRB Ser. 03-3, Class A2, 3.44s, 2043           127,000        127,000        441,000        441,000        348,000        348,000
FRB Ser. 03-1, Class A1, 3.35s, 2042           274,415        274,415        782,915        782,913        557,003        557,002
FRB Ser. 03-ABF1, Class A, 3.22s, 2034         167,737        167,737             --             --             --             --
FRN Ser. 04-HE9, Class 1A2, 3.22s,
2032                                           415,000        415,000             --             --             --             --
Bear Stearns Asset Backed
Securities NIM Trust 144A
Ser. 04-HE6, Class A1, 5 1/4s, 2034
(Cayman Islands)                                    --             --        242,349        242,728        220,516        220,861
Ser. 04-HE7N, Class A1, 5 1/4s, 2034            34,251         34,315        135,202        135,455        126,188        126,425
Ser. 04-FR1, Class A1, 5s, 2034
(Cayman Islands)                                    --             --        143,264        143,264        169,794        169,794
Ser. 04-HE8N, Class A1,  5s, 2034               64,828         64,829             --             --         55,104         55,104
Ser. 04-HE10, Class A2, 5s, 2034
(Cayman Islands)                                    --             --         70,000         70,000         60,000         60,000
Ser. 04-HE10, Class A1, 4 1/4s, 2034
(Cayman Islands)                               114,317        114,031        195,011        194,524        192,023        191,542
Bombardier Capital
Mortgage Securitization Corp. Ser.
01-A, Class A,  6.805s, 2030                   169,401        169,398        306,014        306,009        292,601        292,596
Capital One Multi-Asset Execution
Trust FRB Ser. 02-C1, Class C1,
5.56s, 2010                                         --             --         65,000         68,738         53,000         56,048
CARMAX Auto Owner Trust Ser. 04-2,
Class D,  3.67s, 2011                           24,000         23,733        138,000        136,464        128,000        126,576
CARSSX Finance, Ltd. 144A FRB
Ser. 04-AA, Class B4, 8.31s, 2011
(Cayman Islands)                                    --             --        363,452        374,057        465,311        478,888
Ser. 04-AA, Class B3, 6.16s, 2011
(Cayman Islands)                                    --             --         77,153         78,268         77,153         78,268
CDC Mortgage Capital Trust Ser.
02-HE2, Class A, IO, 5 1/4s, 2005              183,346          2,237        758,391          9,252        484,520          5,911
CDO Repackaging Trust Series 144A FRB
Ser. 03-2, Class A, 6.621s, 2008                    --             --        690,000        753,825        535,000        584,488
Centex Home Equity
Ser. 03-B, Class A, IO, 4.576s, 2006           146,247          5,955             --             --             --             --
Ser. 03-A, Class A, IO, 4.436s, 2006         1,538,659         51,580      9,469,282        317,439      6,821,390        228,673
Ser. 04-C, Class A, IO, 3 1/2s, 2006           713,900         17,972      2,735,591         68,865             --             --
Chase Credit Card Master Trust FRB
Ser. 03-3, Class C,  3.89s, 2010               140,000        143,307        470,000        481,104        420,000        429,922
Chase Funding Loan Acquisition Trust
FRN Ser. 04-AQ1, Class A2, 3 1/4s,
2034                                           330,000        331,075             --             --             --             --
Chase Funding Net Interest Margin 144A
Ser. 03-6A, Class Note,  5s, 2035                7,811          7,811             --             --             --             --
Ser. 04-1A, Class Note, 3 3/4s, 2035            36,670         36,625             --             --             --             --
Ser. 04-OPT1, Class Note, 4.458s, 2034          75,531         75,342        223,687        223,128        280,335        279,634
CHEC NIM Ltd., 144A
Ser. 04-2, Class N1, 4.45s, 2034
(Cayman Islands)                                45,700         45,697        147,852        147,843        143,148        143,139
Ser. 04-2, Class N2, 8s, 2034 (Cayman
Islands)                                            --             --         88,000         87,498         85,000         84,515
Ser. 04-2, Class N3, 8s, 2034 (Cayman
Islands)                                            --             --         35,000         30,100         34,000         29,240
Citibank Credit Card Issuance Trust
FRN Ser. 01-C1, Class C1, 3.74s, 2010          110,000        112,234        240,000        244,875        210,000        214,266
Citigroup Mortgage Loan Trust, Inc.
FRN Ser. 04-RES1, Class A2, 3 1/4s,
2034                                           110,759        110,759             --             --             --             --
Ser. 03-HE3, Class A,  3.23s, 2033           1,531,108      1,531,108             --             --             --             --
Citigroup Mortgage Loan Trust, Inc.
144A FRB Ser. 03-HE4, Class A,  3.26s,
2033                                           671,605        671,605             --             --             --             --
CNL Funding Ser. 99-1, Class A2,
7.645s, 2014                                   122,000        130,911        455,000        488,235        286,000        306,891
Conseco Finance Securitizations Corp.
Ser. 02-2, Class A, IO, 8 1/2s, 2033           173,526         46,447        654,337        175,143        412,124        110,311
Ser. 00-4, Class A6,  8.31s, 2032                   --             --      1,479,000      1,277,292      1,232,000      1,063,978
Ser. 00-5, Class A4,  7.47s, 2032              276,723        283,111        889,787        910,330        877,976        898,246
Ser. 01-04, Class A4,  7.36s, 2033             404,000        405,065      1,270,000      1,273,349      1,243,000      1,246,278
Ser. 01-1, Class A5,  6.99s, 2032              507,000        473,822      3,389,000      3,167,223      2,767,000      2,585,927
Ser. 00-6, Class A4,  6.77s, 2032              171,267        173,994             --             --             --             --
Ser. 02-1, Class A,  6.681s, 033               333,969        342,141      1,210,700      1,240,326        987,028      1,011,181
Ser. 01-1, Class A4,  6.21s, 2032              216,149        219,057      1,341,640      1,359,687      1,300,337      1,317,829
Ser. 01-3, Class A3,  5.79s, 2033                   --             --        987,000      1,003,629        751,000        763,653
Ser. 01-1, Class A, IO, 2 1/2s, 2032           957,825         34,755      3,537,825        128,371      2,241,375         81,329
Ser. 01-3, Class A, IO, 2 1/2s, 2033         1,857,125         82,142      7,217,542        319,235      4,492,375        198,700
Ser. 01-4, Class A, IO, 2 1/2s, 2033           819,842         34,089      2,796,326        116,273      1,856,832         77,208
Countrywide Asset Backed Certificates
Ser. 03-SC1, Class A, IO, 4 3/4s, 2005         426,000          1,464             --             --             --             --
FRB Ser. 04-8, Class 2A2, 3.2s, 2032         1,000,000      1,001,875             --             --             --             --
FRB Ser. 04-5, Class 4A3, 3.17s, 2034          335,000        335,770      1,180,000      1,182,710      1,136,000      1,138,609
FRB Ser. 04-13, Class AV2, 3.11s, 2034         103,000        103,000        363,000        362,999        348,000        347,999
Countrywide Asset Backed Certificates 144A
Ser. 03-5NF, Class NF,  6 3/4s, 2034            24,071         24,154         27,634         27,729         20,617         20,688
Ser. 04-6N, Class N1,  6 1/4s, 2035            220,501        221,618        645,429        648,702        598,501        601,535
Ser. 04-1NIM, Class Note,  6s, 2034            163,551        164,653        492,462        495,781        473,646        476,838
Ser. 04-BC1N, Class Note, 5 1/2s, 2035              --             --        158,167        158,513        150,165        150,493
Ser. 04-11N, Class N,  5 1/4s, 2036             41,144         41,272         96,981         97,284         94,042         94,336
Ser. 04-14N, 5s, 2036                           44,648         44,835        175,913        176,652        174,127        174,858
Countrywide Home Loans
Ser. 05-2, Class 2X, IO, 1.295s, 2035        2,006,148         67,081      7,111,173        237,780      6,792,171        227,113
Ser. 04-25, Class 2X, IO, 0.983s, 2035       1,031,350         33,358      3,656,871        118,277      3,496,766        113,099
Countrywide Partnership  Trust 144A
Ser. 04-EC1N, Class N,  5s, 2035                22,144         22,221        133,627        134,095        162,643        163,212
Credit-Based Asset Servicing and Securitization
Ser. 03-CB3, Class A,  IO, 3s, 2005            691,169         11,987             --             --             --             --
FRB Ser. 02-CB2, Class A2, 3.4s, 2032           79,457         79,727             --             --             --             --
Crest, Ltd. 144A Ser. 03-2A, Class D2,
6.723s, 2038 (Cayman Islands)                       --             --        339,000        348,289        313,000        321,576
CS First Boston Mortgage Securities Corp. 144A
Ser. 04-FR1N, Class A,  5s, 2034               122,401        122,402        289,164        289,164        315,451        315,451
Federal Home Loan Mortgage Acceptance
Corp. Ser. T-25, Class A1, 2.99s, 2030              --             --        188,865        188,835             --             --
Fieldstone Mortgage Investment Corp.
FRB Ser. 05-1, Class M3,  3.39s, 2035               --             --        143,000        143,000        138,000        138,000
Finance America NIM Trust  144A Ser.
04-1, Class A,  5 1/4s, 2034                        --             --        121,715        121,768        110,650        110,698
First Chicago Lennar Trust 144A Ser.
97-CHL1, Class D, 7.751s, 2039                      --             --      1,110,000      1,138,031      1,060,000      1,086,768
First Consumers Master Trust FRN Ser.
01-A, Class A,  3.12s, 2008                         --             --        272,230        270,018        271,826        269,617
First Franklin Mortgage Loan
Asset Backed Certificates
Ser. 03-FFC, Class S, IO,  6s, 2005            346,500         10,287      1,933,500         57,401      1,490,500         44,249
FRN Ser. 04-FF10, Class A2, 3 1/4s,
2032                                           399,000        400,361             --             --             --             --
First Franklin Mortgage Loan NIM Trust 144A
Ser. 04-FF7A, Class A,  5s, 2034                98,289         98,506        163,016        163,375        151,629        151,963
Ser. 04-FF10, Class N1, 4.45s, 2034
(Cayman Islands)                                70,063         70,059        127,719        127,711        124,070        124,062
First Franklin NIM Trust 144A
Ser. 03-FF3A, Class A,  6 3/4s, 2033             7,613          7,583         23,904         23,812         18,728         18,655
Ser. 04-FF1, Class N1,  4 1/2s, 2034            33,595         33,501         58,545         58,381         71,143         70,944
Ford Credit Auto Owner  Trust Ser.
04-A, Class C, 4.19s, 2009                     110,000        108,281        240,000        236,250        130,000        127,969
Freddie Mac Ser. T-49, Class S, IO, 1
1/2s, 2005                                          --             --      2,314,000             88      1,518,000             58
Fremont Home Loan Trust FRN Ser. 04-3,
Class A3, 3 1/4s, 2034                         320,000        320,000             --             --             --             --
Fremont NIM Trust 144A
Ser. 04-3, Class B,  7 1/2s, 2034                   --             --         59,513         57,424         57,710         55,684
Ser. 04-D, Class N2, 7 1/2s, 2034
(Cayman Islands)                                    --             --         41,936         41,811         41,936         41,811
Ser. 04-A, Class Note,  4 3/4s, 2034            32,752         32,631        120,322        119,877        115,676        115,248
Ser. 04-B, Class Note,  4.703s, 2034                --             --         83,668         83,668         76,393         76,393
Ser. 04-3, Class A,  4 1/2s, 2034               70,630         70,510        320,383        319,838        248,297        247,875
Ser. 04-D, Class N1, 4 1/2s, 2034
(Cayman Islands)                                79,658         79,953        229,695        230,545        226,601        227,440
GE Capital Credit Card Master Note
Trust FRB Ser. 04-2, Class C, 3.29s,
2010                                           100,000        100,000        403,620        403,620        374,560        374,560
GE Corporate Aircraft Financing, LLC
144A Ser. 04-1A, Class B,  3.7s, 2018           84,937         84,937         92,582         92,582         90,034         90,034
GEBL 144A
Ser. 04-2, Class D, 5s, 2032                        --             --        172,486        172,589        212,137        212,265
Ser. 04-2, Class C,  3.44s,  2032                   --             --        128,869        128,946        212,137        212,265
GMAC Mortgage Corp. Loan Trust
Ser. 04-HE5, Class A, IO,  6s, 2007          2,014,000        195,781      1,866,000        181,394      2,276,000        221,250
Ser. 05-AR1, Class 1A2,  4.43s, 2035           161,477        161,325        576,559        576,019        553,774        553,255
Goldentree Loan Opportunities II,
Ltd. 144A FRN Ser. 2A, Class 4,
6.09s, 2015 (Cayman Islands)                        --             --        105,000        106,444         85,000         86,169
Granite Mortgages PLC FRB Ser. 03-2,
Class 1C, 4.22s, 2043 (United Kingdom)         275,000        281,875             --             --             --             --
FRB Ser. 03-3, Class 1C, 4.12s, 2044
(United Kingdom)                                40,000         40,920        230,000        235,290             --             --
FRB Ser. 02-1, Class 1C, 3.97s, 2042
(United Kingdom)                                    --             --        280,000        284,396        270,000        274,239
FRB Ser. 04-1, Class 1C, 3.95s, 2044
(United Kingdom)                                    --             --        366,000        367,716        339,000        340,589
FRB Ser. 02-2, Class 1C, 3.92s, 2043
(United Kingdom)                                70,000         71,120        230,000        233,680        220,000        223,520
Ser. 04-2, Class 1C, 3 3/4s, 2044
(United Kingdom)                                    --             --        470,000        471,028        420,000        420,919
Green Tree Financial Corp.
Ser. 99-5, Class A5,  7.86s, 2030              398,000        349,994      1,647,000      1,448,344      1,130,000        993,703
Ser. 97-2, Class A7,  7.62s, 2028              313,802        327,436             --             --             --             --
Ser. 97-6, Class A9,  7.55s, 2029               66,572         70,599             --             --        181,028        191,981
Ser. 97-4, Class A7,  7.36s, 2029                   --             --         84,737         90,457        182,612        194,938
Ser. 96-2, Class A4,  7.2s, 2027               541,594        535,636             --             --             --             --
Ser. 97-6, Class A8,  7.07s, 2029               62,682         63,626             --             --        102,481        104,024
Ser. 99-4, Class A5,  6.97s, 2031              157,611        162,128             --             --             --             --
Ser. 97-7, Class A8,  6.86s, 2029                   --             --         66,936         70,282        144,249        151,461
Ser. 99-3, Class A6,  6 1/2s, 2031                  --             --        235,000        244,841        228,000        237,548
Greenpoint Manufactured  Housing
Ser. 00-3, Class IA,  8.45s, 2031              167,950        160,153        964,069        919,313        919,501        876,814
Ser. 99-5, Class A4,  7.59s, 2028              320,000        332,913        810,000        842,685        555,000        577,395
GS Auto Loan Trust 144A Ser. 04-1,
Class D, 5s, 2011                                   --             --        831,000        817,358        813,000        799,653
GSAMP Trust 144A
Ser. 03-HE1N, Class Note, 7 1/4s, 2033              --             --         17,298         17,298         16,957         16,957
Ser. 04-FM1N, Class Note, 5 1/4s, 2033              --             --         83,697         83,596         59,080         59,009
Ser. 04-NIM1, Class N1, 5 1/2s, 2034           225,103        224,810        700,456        699,546        650,161        649,316
Ser. 04-SE2N, Class Note, 5 1/2s, 2034              --             --         88,609         88,502         98,188         98,070
Ser. 04-HE1N, Class N1,  5s, 2034                   --             --         73,790         73,635         63,248         63,115
Ser. 04-NIM2, Class N,  4 7/8s, 2034           212,115        211,797        681,083        680,061        672,598        671,589
Ser. 05-NC1, Class N,  zero %,  2035            71,000         70,752        253,000        252,115        243,000        242,150
Ser. 04-NIM1, Class N2,  zero %, 2034               --             --        331,000        242,623        307,000        225,031
GSMPS Mortgage Loan Trust 144A Ser.
05-RP1, Class 1A2, 7 1/2s, 2035                198,065        210,028             --             --             --             --
High Income Trust Securities 144A FRB
Ser. 03-1A, Class A, 3.27s, 2036
(Cayman Islands)                                    --             --        820,129        795,525        746,334        723,944
Holmes Financing PLC FRB
Ser. 4, Class 3C, 3.96s, 2040 (United
Kingdom)                                        20,000         20,256        190,000        192,432        180,000        182,304
Ser. 8, Class 2C, 3.38s, 2040 (United
Kingdom)                                        46,000         46,288        164,000        165,025        164,000        165,025
Home Equity Asset Trust 144A
Ser. 02-5N, Class A, 8s, 2033                    5,850          5,850             --             --             --             --
Ser. 03-5N, Class A,  7 1/2s, 2034               2,664          2,671         11,229         11,257          9,897          9,921
Ser. 03-6N, Class A,  6 1/2s, 2034              32,306         32,347             --             --         31,161         31,199
Ser. 03-7N, Class A,  5 1/4s, 2034                  --             --         31,412         31,432         29,667         29,685
Ser. 04-5N, Class A,  5 1/4s, 2034             147,942        147,942        374,955        374,955        365,603        365,603
Ser. 05-6N, Class A,  5 1/4s, 2035              82,681         82,403             --             --             --             --
Ser. 04-1N, Class A, 5s, 2034                   24,151         24,151         92,578         92,578         80,502         80,502
Ser. 04-3N, Class A, 5s, 2034                       --             --        149,646        149,646        143,468        143,468
Ser. 04-4N, Class A, 5s, 2034                  103,094        103,094             --             --        196,886        196,886
Ser. 04-7N, Class A,  4 1/2s, 2035             214,000        213,037        760,000        756,580        730,000        726,715
Home Equity Asset Trust FRB
Ser. 04-7, Class A3,  3.24s, 2035              872,767        874,535             --             --             --             --
Ser. 03-4, Class A2,  3.22s, 2033              187,477        187,846             --             --             --             --
Ser. 04-8, Class A4,  3.21s, 2035               71,176         71,270             --             --             --             --
Hyundai Auto Receivables Trust Ser.
04-A, Class D, 4.1s, 2011                       66,000         65,173         90,000         88,872         84,000         82,947
IMPAC Secured Assets Corp. Ser. 03-1,
Class A, IO,  5s, 2005                          66,713          1,101        215,020          3,550        212,140          3,502
Irwin Home Equity Ser. 03-B, Class A,
IO, 10s, 2005                                  854,000         35,140      5,135,000        211,294      3,764,000        154,880
LNR CDO, Ltd. 144A FRB Ser. 03-1A,
Class EFL, 5.85s, 2036 (Cayman
Islands)                                       105,000        114,450        595,000        648,550        460,000        501,400
Long Beach Asset Holdings Corp. NIM Trust 144A
Ser. 04-5, Class Note,  5s, 2034               112,719        112,967        262,816        263,394        247,047        247,591
Ser. 04-2, Class N1,  4.94s, 2034                   --             --         92,882         92,882         81,272         81,272
Ser. 05-1, Class N1,  4.115s, 2035             192,796        192,795        638,747        638,747        634,243        634,243
Long Beach Mortgage Loan Trust
Ser. 04-3, Class S1, IO, 4 1/2s, 2006        1,403,079         70,996      2,433,466        123,133             --             --
Ser. 04-3, Class S2, IO, 4 1/2s, 2006          701,539         35,498      1,216,731         61,567             --             --
Ser. 03-2, Class S1, IO, 4 1/4s, 2005               --             --         99,785            937         99,077            930
Ser. 03-2, Class S2, IO, 4 1/4s, 2005          647,178          6,173      2,084,962         19,888      2,059,774         19,648
Marriott Vacation Club Owner Trust 144A
Ser. 04-2A, Class D,  5.389s, 2026                  --             --         41,875         40,741         41,070         39,957
Ser. 04-1A, Class C,  5.265s, 2026                  --             --        102,681        102,099         95,347         94,806
FRB Ser. 02-1A, Class A1, 3.55s, 2024           51,016         51,467        216,186        218,099        212,650        214,532
Master Asset Backed Securities NIM Trust 144A
Ser. 04-CI5, Class N2,  9s, 2034                    --             --         87,000         86,739             --             --
Ser. 04-HE1A, Class Note, 5.191s, 2034          32,598         32,403        114,746        114,058        111,487        110,818
Ser. 04-CI5, Class N1,  4.946s, 2034            81,508         81,647        132,987        133,213        310,100        310,627
Ser. 04-CI3, Class N1,  4.45s, 2034                 --             --         68,648         68,648         51,486         51,486
Master Asset Backed Securities Trust
FRN Ser. 04-OPT2, Class A2, 3.2s, 2034         324,223        324,983             --             --             --             --
Master Reperforming Loan Trust 144A
Ser. 05-1, Class 1A4, 7 1/2s, 2034             154,000        162,735        546,000        576,968        521,000        550,550
MBNA Credit Card Master Note Trust FRN
Ser. 03-C5, Class C5, 3.99s, 2010              140,000        142,922        470,000        479,808        420,000        428,765
Merit Securities Corp. FRB Ser. 11PA,
Class 3A1,  3.47s, 2027                        408,244        391,914        586,412        562,956        482,598        463,294
Merrill Lynch Mortgage Investors, Inc.
Ser. 03-WM3N, Class N1,  8s, 2005                   --             --         16,657         16,673         13,088         13,100
Ser. 04-WMC3, Class B3,  5s, 2035               31,000         30,031         92,000         89,125         85,000         82,344
Ser. 04-OP1N, Class N1, 4 3/4s, 2035
(Cayman Islands)                                46,311         46,174         90,550         90,281         87,785         87,524
FRB Ser. 02-HE1, Class A2, 3.35s, 2032         100,650        100,823             --             --             --             --
FRN Ser. 04-HE2, Class A1A, 3 1/4s,
2035                                            87,385         87,647             --             --             --             --
FRB Ser. 04-WMC5,  Class A2A, 3.22s,
2035                                            44,022         44,134             --             --             --             --
Merrill Lynch Mortgage Investors, Inc. 144A
Ser. 03-OP1N, Class N1, 7 1/4s, 2034            11,503         11,514         52,267         52,316         48,029         48,074
Ser. 03-WM1N, Class N1,  7s, 2033               35,379         35,467         44,990         45,102         43,913         44,023
Ser. 04-FM1N, Class N1, 5s, 2035
(Cayman Islands)                                32,045         31,845         50,278         49,964         46,411         46,121
Ser. 04-HE1N, Class N1,  5s, 2006                   --             --         63,172         62,718         93,630         92,957
Ser. 04-HE2N, Class N1, 5s, 2035
(Cayman Islands)                                75,840         75,365        186,565        185,399        162,296        161,282
Ser. 05-WM1N, Class N1,  5s, 2035              117,832        116,919        417,517        414,278        398,960        395,866
Ser. 04-WM1N, Class N1, 4 1/2s, 2034            34,636         34,798         88,785         89,201        109,761        110,276
Ser. 04-WM2N, Class N1, 4 1/2s, 2005            39,229         39,058         63,668         63,389         62,381         62,108
Ser. 04-WM3N, Class N1, 4 1/2s, 2005                --             --        189,889        188,880        169,688        168,787
Metris Master Trust FRN Ser. 04-2,
Class C, 4.2s, 2010                            117,000        117,740        219,000        220,386        213,000        214,348
Metris Master Trust 144A FRN
Ser. 01-2, Class C,  4 3/4s, 2009              100,000         99,881        132,000        131,843             --             --
Ser. 00-3, Class C,  4.23s, 2009                92,000         92,187         44,000         44,089        680,000        681,381
Mid-State Trust Ser. 11, Class B,
8.221s, 2038                                    55,357         56,114        268,086        271,752        207,194        210,026
MMCA Automobile Trust Ser. 02-1, Class
B, 5.37s, 2010                                      --             --        603,304        604,511        578,035        579,191
Morgan Stanley ABS Capital I
FRN Ser. 04-HE8, Class A4, 3.23s, 2034         303,529        305,142             --             --             --             --
FRB Ser. 04-WMC3,  Class A2PT, 3.14s,
2035                                           209,957        210,548        679,328        681,239        670,930        672,817
Morgan Stanley ABS Capital I 144A Ser.
04-NC2N,  Class Note, 6 1/4s, 2033               8,785          8,807         27,409         27,477         27,321         27,389
Morgan Stanley Auto Loan Trust Ser.
04-HB2, Class D,  3.82s, 2012                   27,000         26,941         45,000         44,902         42,000         41,908
Morgan Stanley Auto Loan  Trust 144A
Ser. 04-HB1, Class D,  5 1/2s, 2011                 --             --        235,000        232,885        168,000        166,488
Ser. 04-HB2, Class E,  5s, 2012                     --             --        107,000        102,620        100,000         95,906
Morgan Stanley Dean Witter Capital I
FRN Ser. 01-NC4, Class B1, 5.35s, 2032          18,230         18,085         48,808         48,422         25,286         25,086
Navigator CDO, Ltd. 144A FRB Ser.
03-1A, Class A1, 3.284s, 2015 (Cayman
Islands)                                       141,000        141,536        245,000        245,931        232,000        232,882
New Century Home Equity Loan Trust
Ser. 03-5, Class AI7, 5.15s, 2033               98,000         95,722        333,000        325,258        292,000        285,212
New Century Mortgage Corp.  NIM Trust 144A
Ser. 03-5, Class Note,  8s, 2033                    --             --             --             --         23,377         23,461
Ser. 03-B, Class Note,  6 1/2s, 2033            10,780         10,804         82,014         82,193         63,624         63,763
Newcastle CDO, Ltd. 144A FRB Ser. 3A,
Class 4FL, 6.05s, 2038 (Cayman
Islands)                                            --             --        139,000        141,085        109,000        110,635
Nomura Asset Acceptance Corp. Ser.
04-R3, Class PT, 9.805s, 2035                  102,769        112,082        167,475        182,652        163,669        178,501
Nomura Asset Acceptance Corp. 144A
Ser. 04-R2, Class PT, IO, 10.118s,
2034                                                --             --        174,661        189,180        160,618        173,969
Novastar Home Equity Loan FRB Ser.
04-4, Class A1B,  3 1/4s, 2035                  73,845         73,845             --             --             --             --
Novastar NIM Trust 144A
Ser. 03-N1, Class Note, 7.385s, 2033               522            524            851            852            987            989
Ser. 04-N1, Class Note, 4.458s, 2034                --             --         56,953         56,953         52,652         52,652
Ser. 04-N2, Class Note, 4.458s, 2034                --             --        112,766        112,766        239,839        239,839
Oakwood Mortgage Investors, Inc.
Ser. 00-A, Class A3,  7.945s, 2022              86,554         74,909        492,380        426,131        481,764        416,944
Ser. 99-A, Class A3,  6.09s, 2029              492,651        469,409             --             --             --             --
Ser. 01-E, Class A, IO,  6s, 2009              237,324         40,637        810,408        138,764        543,418         93,048
Ser. 02-C, Class A1,  5.41s, 2032              364,282        316,998      1,339,726      1,165,830      1,239,767      1,078,845
Ser. 01-D, Class A2,  5.26s, 2019                   --             --             --             --        473,734        354,926
Ser. 02-A, Class A2,  5.01s, 2020              377,778        310,560             --             --        227,422        186,957
Oakwood Mortgage Investors, Inc.
144A Ser. 01-B, Class A4,  7.21s, 2030              --             --        134,396        125,208        177,877        165,716
Ocean Star PLC 144A FRB Ser. 04, Class
D, 5.09s, 2018 (Ireland)                        23,000         23,000        133,000        133,000        123,000        123,000
Ocwen Mortgage Loan Asset Backed
Certificates Ser. 99-OFS1, Class AV,
3.2s, 2029                                      39,142         39,191         71,328         71,417         51,817         51,882
Option One Mortgage
Securities Corp. NIM Trust 144A
Ser. 03-5, Class Note,  6.9s, 2033                  --             --         26,035         26,165         20,159         20,260
Ser. 04-2A, Class N2, 6.414s, 2034
(Cayman Islands)                               142,000        142,632             --             --             --             --
Ser. 04-2A, Class N1, 4.213s, 2034
(Cayman Islands)                               133,600        133,600        355,376        355,376        352,036        352,036
Option One Woodbridge Loan Trust 144A
Ser. 03-1, Class S, IO, 3.7s, 2005             158,769          1,358        510,768          4,369        504,614          4,317
Origen Manufactured Housing
Ser. 04-B, Class A3,  4 3/4s, 2021              56,000         53,463             --             --             --             --
Ser. 04-B, Class A2,  3.79s, 2017              108,000        104,423         92,000         88,953         85,000         82,184
Park Place Securities, Inc.
FRB Ser. 04-MCW1, Class A2, 3.23s,
2034                                           796,130        797,125             --             --             --             --
FRB Ser. 04-WCW1, Class A2, 3.23s,
2034                                           763,183        763,181      2,702,876      2,702,870      2,593,310      2,593,305
FRB Ser. 04-WHQ2, Class A3A, 3.2s,
2035                                            62,669         62,737        506,100        506,648        490,908        491,439
Park Place Securities NIM Trust 144A
Ser. 04-WCW2, Class D, 7.387s, 2034
(Cayman Islands)                                    --             --        157,000        157,000        146,000        146,000
Ser. 04-MCWN1, Class A, 4.458s, 2034            63,317         63,396         72,551         72,641         67,274         67,358
Ser. 04-WHQ2, Class A,  4s, 2035               121,413        121,231        395,982        395,388        386,459        385,880
Pass-Through Amortizing Credit Card
Trust Ser. 02-1A, Class A3FL, 5.83s,
2012                                            35,228         35,268         36,284         36,326         36,989         37,031
People's Choice Net Interest Margin Note 144A
Ser. 04-2, Class A, 5s, 2034                   159,728        160,087        418,365        419,305        388,262        389,135
Ser. 04-2, Class B, 5s, 2034                        --             --         70,000         63,420         70,000         63,420
Permanent Financing PLC FRB
Ser. 1, Class 3C, 4.17s, 2042 (United
Kingdom)                                        30,000         30,288        190,000        191,824        180,000        181,728
Ser. 3, Class 3C, 4.12s, 2042 (United
Kingdom)                                        80,000         81,088        280,000        283,808        270,000        273,672
Ser. 4, Class 3C, 3.77s, 2042 (United
Kingdom)                                       142,000        142,440        500,000        501,550        503,000        504,559
Ser. 5, Class 2C, 3.62s, 2042 (United
Kingdom)                                       117,000        117,585        445,000        447,225        405,000        407,025
Ser. 5, Class 1C, 3.47s, 2042 (United
Kingdom)                                       111,000        111,035        445,000        445,139        405,000        405,127
Pillar Funding PLC 144A FRB
Ser. 04-1A, Class C1, 4.01s, 2011
(United Kingdom)                               134,000        134,752        474,000        476,661        422,000        424,369
Ser. 04-2A, Class C, 3.89s, 2011
(United Kingdom)                                    --             --        183,000        183,183        169,000        169,169
Providian Gateway Master  Trust 144A
Ser. 04-DA, Class D,  4.4s, 2011                    --             --        201,000        195,944        186,000        181,321
FRB Ser. 04-AA, Class D, 4.66s, 2011           100,000        102,200        266,000        271,852        265,000        270,830
FRN Ser. 04-BA, Class D, 4.21s, 2010                --             --        420,000        423,193        420,000        423,193
FRN Ser. 04-EA, Class D, 3.74s, 2011           217,000        217,054        125,000        125,031        116,000        116,029
Renaissance Home Equity  Loan Trust
FRB Ser. 04-3, Class AV1, 3.27s, 2034          882,320        882,320             --             --             --             --
Ser. 03-2, Class A, IO,  3s, 2005              149,412          1,865        480,998          6,003        475,041          5,928
Renaissance NIM Trust Ser. 05-1, 4.7s,
2035                                            50,000         50,000        215,000        215,000        206,000        206,000
Renaissance NIM Trust 144A
Ser. 04-A, Class Note,  4.45s, 2034             62,660         62,660         89,137         89,137         88,695         88,695
Residential Accredit Loans, Inc.
Ser. 04-QA6, Class NB1, 5.009s, 2034           345,960        348,067      1,228,205      1,235,686      1,180,389      1,187,579
Ser. 04-QA5, Class A2,  5.002s, 2034            97,542         98,148        233,216        234,662        219,914        221,279
Residential Asset Mortgage Products, Inc.
Ser. 02-SL1, Class AI3,  7s, 2032              171,000        171,516        639,000        640,927        402,000        403,212
Ser. 03-RZ1, Class A, IO, 5 3/4s, 2005         927,815         13,215             --             --      1,287,515         18,338
Ser. 03-RZ3, Class A, IO, 4 1/2s, 2005              --             --             --             --      2,003,813         57,610
Ser. 04-RZ2, Class A, IO, 3 1/2s, 2006              --             --      1,365,633         33,821      1,670,089         41,361
Ser. 03-RS1, Class A, IO,  1s, 2005          1,359,867          3,866      8,072,400         22,950      5,714,333         16,246
Residential Asset Securities Corp.
Ser. 03-KS2, Class A, IO, 3 1/2s, 2005         964,769         11,501      5,014,615         59,780      3,826,462         45,616
Ser. 03-KS4, Class AI, IO, 3 1/2s,
2005                                            46,707            685        150,078          2,202        148,448          2,179
FRN Ser. 04-KS10, Class A, 3.17s, 2033          72,000         72,000             --             --             --             --
Residential Asset Securities  Corp. 144A
Ser. 04-N10B, Class A1,  5s, 2034              109,072        109,072        323,531        323,531        313,213        313,213
Ser. 04-NT, Class Note,  5s, 2034              152,994        152,229        333,527        331,859        359,536        357,738
Ser. 04-NT12, Class Note, 4.7s, 2035                --             --        124,281        124,278        131,283        131,280
Residential Asset Securities Corp. NIM
Trust 144A Ser. 05-NTR1, Class  Note,
4 1/4s, 2035                                   294,000        294,000      1,034,000      1,034,000        985,000        985,000
Residential Asset Securitization Trust
IFB Ser. 03-A6, Class A5, IO, 4.65s,
2033                                           367,585         21,136      1,306,968         75,151      1,254,935         72,159
SAIL Net Interest Margin  Notes 144A
Ser. 03-3, Class A, 7 3/4s, 2033
(Cayman Islands)                                 6,663          6,713          8,776          8,841         20,314         20,466
Ser. 03-BC2A, Class A, 7 3/4s, 2033
(Cayman Islands)                                19,525         19,469          6,472          6,453             --             --
Ser. 03-4, Class A, 7 1/2s, 2033
(Cayman Islands)                                29,450         29,417             --             --             --             --
Ser. 04-4A, Class B, 7 1/2s, 2034
(Cayman Islands)                                    --             --         80,000         78,400             --             --
Ser. 03-5, Class A, 7.35s, 2033
(Cayman Islands)                                64,798         64,779         15,599         15,595          8,945          8,943
Ser. 03-12A, Class A, 7.35s, 2033
(Cayman Islands)                                75,256         76,009         43,244         43,677         52,511         53,036
Ser. 03-6A, Class A, 7s, 2033 (Cayman
Islands)                                            --             --         41,206         41,206         32,122         32,122
Ser. 03-8A, Class A, 7s, 2033 (Cayman
Islands)                                            --             --         45,111         44,884         35,520         35,342
Ser. 03-9A, Class A, 7s, 2033 (Cayman
Islands)                                            --             --        115,954        115,351         74,744         74,355
Ser. 03-13A, Class A, 6 3/4s, 2033
(Cayman Islands)                                64,236         64,558         35,573         35,751         32,758         32,922
Ser. 04-8A, Class B, 6 3/4s, 2034
(Cayman Islands)                                    --             --        122,463        120,810        113,778        112,242
Ser. 04-2A, Class A, 5 1/2s, 2034
(Cayman Islands)                               104,545        104,545        305,148        305,148        290,552        290,552
Ser. 04-4A, Class A, 5s, 2034 (Cayman
Islands)                                            --             --        396,423        395,829        280,299        279,879
Ser. 04-8A, Class A, 5s, 2034 (Cayman
Islands)                                       130,634        130,634        268,952        268,952        250,036        250,036
Ser. 04-10A, Class A, 5s, 2034 (Cayman
Islands)                                        83,136         83,170        569,637        569,865        726,673        726,963
Ser. 04-BN2A, Class A, 5s, 2034
(Cayman Islands)                                38,748         38,763         99,194         99,234         97,644         97,683
Ser. 04-BNCA, Class A, 5s, 2034
(Cayman Islands)                                    --             --         47,105         47,035         43,400         43,336
Ser. 04-7A, Class A, 4 3/4s, 2034
(Cayman Islands)                                    --             --        131,712        131,529        204,179        203,894
Ser. 04-11A, Class A2, 4 3/4s, 2035
(Cayman Islands)                               172,635        172,635        569,023        569,023        563,157        563,157
Ser. 05-2A, Class A, 4 3/4s, 2035
(Cayman Islands)                               122,000        122,049        596,000        596,238        482,000        482,193
Ser. 04-5A, Class A, 4 1/2s, 2034
(Cayman Islands)                                12,176         12,158        113,646        113,479             --             --
Ser. 04-AA, Class A, 4 1/2s, 2034
(Cayman Islands)                               199,943        199,244        581,293        579,258        570,700        568,702
Ser. 05-1A, Class A,  4 1/4s, 2035             167,731        167,144        595,088        593,006        571,891        569,890
Sasco Net Interest Margin Trust 144A
Ser. 05-NC1A, Class A,  4 3/4s, 2035           180,541        180,541        639,043        639,043        610,442        610,442
Ser. 05-WF1A, Class A,  4 3/4s, 2035           156,747        157,107      1,143,539      1,146,169        587,801        589,152
Saxon Asset Securities Trust
Ser. 02-3, Class AV,  3 1/4s, 2032             103,747        103,821             --             --             --             --
FRN Ser. 04-3, Class A,  3.19s, 2034           367,407        370,852             --             --             --             --
Saxon Net Interest Margin Trust 144A
Ser. 03-A,  Class A, 6.656s, 2033                   --             --         14,761         14,761         11,598         11,598
Sequoia Mortgage Funding Co. 144A Ser.
04-A, Class AX1,  IO, 0.8s, 2008             7,276,490         69,815             --             --             --             --
Sharps SP I, LLC Net Interest
Margin Trust 144A
Ser. 03-HS1N, Class N,  7.48s, 2033              7,298          7,316             --             --         19,808         19,858
Ser. 03-NC1N, Class N,  7 1/4s, 2033             7,666          7,666         10,829         10,829          9,917          9,917
Ser. 03-HE1N, Class N,  6.9s, 2033              16,320         16,402             --             --             --             --
Ser. 04-4N, Class Note,  6.65s, 2034                --             --         72,747         72,842         67,358         67,446
Ser. 04-FM1N, Class N,  6.16s, 2033             30,845         31,040             --             --             --             --
Ser. 04-HS1N, Class Note, 5.92s, 2034           48,387         48,388         91,758         91,758         88,173         88,173
Ser. 04-HE2N, Class NA,  5.43s, 2034            31,970         31,890         58,825         58,678         54,349         54,213
Ser. 04-HE1N, Class Note, 4.94s, 2034           53,936         53,936         72,020         72,020         72,020         72,020
Ser. 03-0P1N, Class NA,  4.45s, 2033            37,379         37,379         70,050         70,050        139,546        139,546
Ser. 04-RM2N, Class NA,  4s, 2035               90,042         89,754        319,957        318,933        306,844        305,862
Ser. 04-HE4N, Class NA, 3 3/4s, 2034           185,953        185,377        661,649        659,598        635,702        633,731
Specialty Underwriting & Residential
Finance Ser. 04-BC1, Class X, IO,  2s,
2035                                         2,822,625         44,446             --             --             --             --
Structured Adjustable Rate
Mortgage Loan Trust
Ser. 05-7, Class 1A3,  5.416s, 2035            694,000        703,000      2,431,000      2,462,527      2,317,000      2,347,049
Ser. 05-4, Class 1A1,  5.393s, 2035            530,945        537,756      2,266,612      2,295,689      2,304,045      2,333,601
Ser. 05-1, Class 1A1,   5.16s, 2035            683,754        690,292      2,141,126      2,161,600      2,139,172      2,159,628
Ser. 04-14, Class 1A,  5.12s, 2034             321,066        324,339        900,052        909,228        923,176        932,588
Ser. 04-20, Class 1A2,  5.092s, 2035           455,828        459,640      1,466,955      1,479,222      1,447,641      1,459,746
Ser. 04-18, Class 1A1,  5.068s, 2034           221,424        223,385        610,335        615,740        633,991        639,605
Ser. 04-12, Class 1A2,  5.051s, 2034           203,500        205,380        592,236        597,708        594,845        600,341
Ser. 04-16, Class 1A2,  5.038s, 2034           288,008        290,637        896,228        904,412        861,262        869,127
Ser. 04-10, Class 1A1,  4.95s, 2034            139,373        140,646        478,571        482,941        429,874        433,800
Ser. 04-4, Class 1A1,  4.787s, 2034             88,027         88,590         37,725         37,967        224,257        225,694
Ser. 04-8, Class 1A3,  4.711s, 2034             50,911         51,013         35,557         35,628         65,457         65,588
Ser. 04-6, Class 1A,  4.406s, 2034             560,321        561,077      1,975,866      1,978,534      1,769,432      1,771,822
Ser. 04-19, Class 2A1X, IO, 0.51s,
2035                                         2,434,108         42,597             --             --             --             --
Structured Adjustable Rate
Mortgage Loan Trust 144A
Ser. 04-NP2, Class A,  3.2s, 2034              195,838        195,838        757,500        757,500        783,350        783,350
Ser. 05-9, Class AX, IO, 0.509s, 2035        3,551,958        106,559     12,594,253        377,828     12,042,781        361,283
Structured Asset Investment Loan Trust
Ser. 03-BC1A, Class A, 7 3/4s, 2033
(Cayman Islands)                                26,885         26,969         63,193         63,391         54,034         54,203
Ser. 03-BC8, Class A, IO,  6s, 2005            433,331         10,324      1,393,326         33,196      1,300,327         30,980
Ser. 03-BC11, Class A, IO,  6s, 2005         2,015,628          8,042      8,087,510         32,267      7,358,134         29,357
Ser. 03-BC12, Class A, IO,  6s, 2005           398,572          3,574      1,128,002         10,115      1,069,287          9,588
Ser. 03-BC13, Class A, IO,  6s, 2005           700,286          6,279      1,841,143         16,509      1,692,857         15,180
Ser. 04-1, Class A, IO,  6s, 2005            1,526,249         28,823      6,539,370        123,493      6,044,996        114,157
Ser. 04-3, Class A, IO,  6s, 2005            1,570,165         45,179             --             --      4,144,503        119,252
FRB Ser. 04-9, Class A4, 3.15s, 2034           410,000        410,000             --             --             --             --
Structured Asset Securities Corp.
Ser. 02-HF1, Class A, IO,  6s, 2005            118,182          1,060        443,909          3,981      1,162,273         10,422
Ser. 03-BC2, Class A, IO,  6s, 2005            406,843          9,693      2,503,230         59,639      1,797,882         42,835
Ser. 03-40A, Class 1A,  4.951s, 2034            73,617         74,474        336,535        340,451        252,401        255,339
Ser. 04-8, Class 1A1,  4.711s, 2034            129,298        130,041        371,730        373,867        323,243        325,102
Ser. 03-26A, Class 2A,  4.581s, 2033           182,354        183,714        636,106        640,855        566,233        570,459
Structured Asset Securities Corp. 144A
FRB Ser. 03-NP2, Class A2, 3.4s, 2032          498,640        497,938        518,090        517,362        475,653        474,984
FRN Ser. 03-NP3, Class A1, 3.35s, 2033         317,327        317,327         86,280         86,280         79,205         79,205
Terwin Mortgage Trust FRB Ser. 04-5HE,
Class A1B,  3.27s, 2035                        116,000        115,905        692,000        691,431        658,000        657,458
TIAA Real Estate CDO, Ltd.
Ser. 03-1A, Class E, 8s, 2038 (Cayman
Islands)                                            --             --        349,000        330,714        299,000        283,334
FRN Ser. 02-1A, Class III, 7.6s, 2037
(Cayman Islands)                               100,000        105,063        284,000        298,378        178,000        187,011
TIAA Real Estate CDO, Ltd. 144A Ser.
02-1A, Class IIFX, 6.77s, 2037 (Cayman
Islands)                                       200,000        210,464             --             --             --             --
Wells Fargo Home Equity Trust Ser.
04-1, Class A, IO,  6s, 2005                   829,960         23,898             --             --             --             --
Wells Fargo Home Equity  Trust 144A
Ser. 04-2, Class N2, 8s, 2034 (Cayman
Islands)                                        25,000         23,750        184,000        174,800        171,000        162,450
Ser. 04-1N, Class A, 5s, 2034                       --             --        104,231        103,858             --             --
Ser. 04-2, Class N1, 4.45s, 2034
(Cayman Islands)                               275,133        275,117        550,897        550,864        512,404        512,373
Wells Fargo Mortgage Backed Securities
Trust FRB Ser. 04-I, Class 1A1,
 3.391s, 2035                                  174,123        173,850        570,072        569,181        550,990        550,129
WFS Financial Owner Trust
Ser. 05-1, Class D,  4 1/4s, 012                81,000         80,256             --             --         84,000         83,228
Ser. 04-3, Class D,  4.07s, 2012                34,884         34,605        203,794        202,164        185,434        183,951
Ser. 04-4, Class D,  3.58s, 2012                85,000         84,017         88,000         86,983         85,000         84,017
Ser. 04-1, Class D,  3.17s, 2011                27,713         27,548         92,144         91,597         89,373         88,842
Whole Auto Loan Trust Ser. 03-1, Class
C,  3.13s, 2010                                     --             --         69,715         69,097         59,290         58,765
Whole Auto Loan Trust 144A
Ser. 03-1, Class D, 6s, 2010                    60,935         61,074        342,054        342,834        290,848        291,511
Ser. 04-1, Class D, 5.6s, 2011                  92,000         91,684        263,000        262,096        425,000        423,539
                                                         ------------                  ------------                  ------------
Total Asset-backed securities  (cost
$48,383,313, $119,436,786  and
$111,759,626)                                             $48,067,077                  $118,011,438                  $110,572,676
---------------------------------------------------------------------------------------------------------------------------------

                                                     Growth 1.7%                 Balanced 5.1%                 Conservative 10.0%

Collateralized mortgage                      Principal                     Principal                     Principal
obligations (a)                                 amount          Value         amount          Value         amount          Value
---------------------------------------------------------------------------------------------------------------------------------
Amresco Commercial Mortgage Funding I
144A Ser. 97-C1, Class H, 7s, 2029             $38,000        $39,106       $173,000       $178,034       $168,000       $172,889
Asset Securitization Corp. Ser. 96-D3,
Class A1C,  7.4s, 2026                         353,516        367,261      2,163,687      2,247,814      1,546,099      1,606,214
Banc of America Commercial Mortgage,
Inc. 144A Ser. 01-PB1, Class K,
6.15s, 2035                                         --             --        133,000        136,566        133,000        136,566
Banc of America Large  Loan 144A
FRN Ser. 02-FL2A, Class L1, 5.746s,
2014                                                --             --        133,000        133,224        205,000        205,346
FRB Ser. 05-BOCA, Class L, 4.53s, 2016              --             --        143,000        143,229        132,000        132,211
FRB Ser. 05-BOCA, Class K, 4.18s, 2016              --             --        100,000        100,109        100,000        100,109
Ser. 03-BBA2, Class X1A, IO, 0.746s,
2015                                         5,932,664         26,154     20,951,443         92,362     19,159,221         84,462
Banc of America Large Loan FRN
Ser. 04-BBA4, Class H,  3.76s, 2018                 --             --         30,000         30,042         29,000         29,041
Ser. 04-BBA4, Class G,  3.51s, 2018                 --             --         48,000         48,062         47,000         47,061
Banc of America Structured Security
Trust 144A Ser. 02-X1, Class A3,
5.436s, 2033                                        --             --        386,000        399,824        396,000        410,183
Bayview Commercial Asset  Trust 144A
FRB Ser. 05-1A, Class A1, 3.15s, 2035           59,702         59,702        457,718        457,718        338,313        338,313
Ser. 04-3, IO, 0.775s, 2035                    483,079         37,174      1,554,384        119,615      1,529,641        117,711
Ser. 05-1A, IO, 0.775s, 2035                   525,000         42,103      1,862,000        149,324      1,779,000        142,667
Bear Stearns Commercial Mortgage
Securitization Corp. Ser. 00-WF2,
Class F,  8.204s,  2032                             --             --        189,000        219,704        124,000        144,144
Bear Stearns Commercial
Mortgage Securitization  Corp. 144A
Ser. 04-ESA, Class K,  5.3s, 2016                   --             --        230,000        229,999        200,000        199,999
Ser. 04-HS2A, Class G,  4.2s, 2016                  --             --        175,000        175,000        175,000        175,000
Chase Commercial Mortgage Securities
Corp. Ser. 00-3, Class A2, 7.319s,
2032                                                --             --        118,000        131,063        116,000        128,841
Chase Commercial Mortgage Securities Corp. 144A
Ser. 98-1, Class F,  6.56s, 2030                    --             --        962,000      1,015,146        896,000        945,500
Ser. 98-1, Class G,  6.56s, 2030                    --             --        249,000        262,131        231,000        243,182
Ser. 98-1, Class H,  6.34s, 2030                91,000         77,074        371,000        314,224        362,000        306,601
Chase Manhattan Bank-First Union
National Ser. 99-1, Class A1, 7.134s,
2031                                           133,215        137,745             --             --             --             --
Commercial Mortgage Acceptance Corp.
Ser. 97-ML1, Class A3,  6.57s, 2030                 --             --        397,000        411,087        251,000        259,907
Ser. 97-ML1, Class A2,  6.53s, 2030             68,339         69,022        273,354        276,088        164,012        165,653
Ser. 97-ML1, IO,  0.716s, 2017               2,857,208         60,716     10,787,704        229,239      7,007,129        148,902
Commercial Mortgage Acceptance Corp. 144A
Ser. 98-C1, Class F,  6.23s, 2031                   --             --        415,000        431,941        404,000        420,492
Ser. 98-C2, Class F,  5.44s, 2030                   --             --        146,000        145,650        142,000        141,659
Commercial Mortgage
Pass-Through Certificates 144A
Ser. 01-FL4A, Class D,  3.66s, 2013             73,000         72,277        416,000        411,880        403,000        399,009
FRB Ser. 01-J2A, Class A2F, 3.32s,
2034                                            92,000         93,310        326,000        330,642        314,000        318,471
Criimi Mae Commercial Mortgage Trust
144A Ser. 98-C1, Class B, 7s, 2033             280,000        290,833             --             --             --             --
CS First Boston Mortgage Securities
Corp. Ser. 97-C2, Class F, 7.46s, 2035          52,000         55,370        303,000        322,634        294,000        313,051
CS First Boston Mortgage Securities Corp. 144A
FRN Ser. 03-TF2A, Class L, 6.81s, 2014              --             --        254,000        253,116        245,000        244,147
FRB Ser. 05-TFLA, Class J, 3.76s, 2020              --             --         67,000         67,000         64,000         64,000
FRB Ser. 04-TF2A, Class J, 3.76s, 2016         100,000        100,000        176,000        176,000        171,000        171,000
FRB Ser. 05-TFLA, Class H, 3.56s, 2020              --             --         67,000         67,000         64,000         64,000
FRB Ser. 04-TF2A, Class H, 3.51s, 2019         100,000        100,000        132,000        132,000        128,000        128,000
FRB Ser. 02-FL2A, Class A2, 3.184s,
2010                                           214,645        214,641             --             --             --             --
Ser. 01-CK1, Class AY, IO, 0.787s,
2035                                         3,920,000        148,838     13,888,000        527,310     13,364,000        507,414
Deutsche Mortgage & Asset Receiving
Corp. Ser. 98-C1, Class X, IO, 0.715s,
2031                                         3,948,227        115,931     15,300,525        449,268     11,457,256        336,418
DLJ Commercial Mortgage Corp.
Ser. 00-CF1, Class A1B,  7.62s, 2033                --             --        472,000        527,523        463,000        517,464
Ser. 99-CG2, Class B4,  6.1s, 2032                  --             --        571,000        583,822        551,000        563,373
Ser. 98-CF2, Class B3, 6.04s, 2031                  --             --        100,000        102,541        100,000        102,541
DLJ Commercial Mortgage Corp. 144A
Ser. 99-CG2, Class B3, 6.1s, 2032                   --             --        378,000        387,844        332,000        340,646
DLJ Mortgage Acceptance Corp. 144A
Ser. 97-CF1, Class A3, 7.76s, 2030                  --             --        250,000        262,252        200,000        209,802
Fannie Mae
IFB Ser. 04-10, Class QC, 17.2s, 2031          104,537        114,362        643,306        703,764        595,863        651,861
IFB Ser. 02-36, Class SJ,  13s, 029              9,644         10,016         36,120         37,514         22,754         23,632
IFB Ser. 03-87, Class SP, 10.863s,
2032                                           132,240        125,990        433,528        413,038        433,036        412,570
Ser. 04-T3, Class PT1,  9.952s, 2044            30,077         33,055        434,611        477,648        206,779        227,255
Ser. 02-T1, Class A4,  9 1/2s, 2031              7,996          8,657             --             --             --             --
Ser. 02-T4, Class A4,  9 1/2s, 2041             66,304         71,742        585,683        633,717         75,144         81,307
Ser. 02-T6, Class A3,  9 1/2s, 2041             58,923         63,678        190,192        205,538        187,573        202,708
Ser. 02-T12, Class A4,  9 1/2s, 2042            28,298         30,668         91,141         98,774         89,671         97,181
Ser. 03-W6, Class PT1,  9.371s, 2042            76,298         82,749        303,968        329,672        177,589        192,606
Ser. 254, Class 2, IO,  7 1/2s, 2024           242,088         57,713             --             --             --             --
Ser. 99-T2, Class A1,  7 1/2s, 2039            132,990        140,844         53,662         56,832         42,421         44,926
Ser. 00-T6, Class A1,  7 1/2s, 2030                 --             --             --             --          2,147          2,266
Ser. 01-T1, Class A1,  7 1/2s, 2040             14,309         15,141        129,927        137,476         82,993         87,815
Ser. 01-T3, Class A1,  7 1/2s, 2040             19,604         20,705         62,953         66,490         65,438         69,115
Ser. 01-T4, Class A1,  7 1/2s, 2028             30,048         31,920        250,301        265,897        204,792        217,552
Ser. 01-T5, Class A3,  7 1/2s, 2030                 --             --        426,383        450,163             --             --
Ser. 01-T7, Class A1,  7 1/2s, 2041            252,876        266,968      1,134,873      1,198,117        948,349      1,001,198
Ser. 01-T8, Class A1,  7 1/2s, 2041            250,119        264,291      1,579,251      1,668,732      2,610,717      2,758,642
Ser. 01-T10, Class A2,  7 1/2s, 2041                --             --             --             --          5,440          5,753
Ser. 01-T12, Class A2,  7 1/2s, 2041            84,592         89,507        300,637        318,105        288,466        305,227
Ser. 02-14, Class A2,  7 1/2s, 2042            130,533        138,249        839,732        889,371        995,184      1,054,012
Ser. 02-26, Class A2,  7 1/2s, 2048                 --             --        239,879        254,278        170,683        180,929
Ser. 02-T1, Class A3,  7 1/2s, 2031             27,827         29,451      1,258,612      1,332,082        190,311        201,420
Ser. 02-T4, Class A3,  7 1/2s, 2041            106,252        112,403        791,722        837,556        961,053      1,016,690
Ser. 02-T6, Class A2,  7 1/2s, 2041            321,818        340,237      2,322,944      2,455,896      1,529,715      1,617,268
Ser. 02-T12, Class A3,  7 1/2s, 2042            21,608         22,885        231,208        244,869        135,411        143,413
Ser. 02-T16, Class A3,  7 1/2s, 2042           454,668        481,961      1,738,689      1,843,060      1,375,302      1,457,859
Ser. 02-T18, Class A4,  7 1/2s, 2042           201,883        214,023        416,218        441,245        872,012        924,447
Ser. 02-T19, Class A3,  7 1/2s, 2042            48,218         51,107             --             --             --             --
Ser. 02-W1, Class 2A,  7 1/2s, 2042             39,725         41,907        250,824        264,599        414,646        437,419
Ser. 02-W3, Class A5,  7 1/2s, 2028             47,336         50,134      1,002,988      1,062,278      1,602,855      1,697,604
Ser. 02-W4, Class A5,  7 1/2s, 2042            279,199        295,784      1,232,041      1,305,230        996,712      1,055,921
Ser. 02-W6, Class 2A,  7 1/2s, 2042            230,110        243,661        759,241        803,952        751,037        795,266
Ser. 02-W7, Class A5,  7 1/2s, 2029            141,242        149,695          1,552          1,645          1,164          1,234
Ser. 03-W1, Class 2A,  7 1/2s, 2042             14,275         15,092             --             --             --             --
Ser. 03-W2, Class 1A3,  7 1/2s, 2042           793,903        841,879        258,048        273,642        954,642      1,012,332
Ser. 03-W3, Class 1A3,  7 1/2s, 2042           175,194        185,732        556,636        590,121        332,036        352,010
Ser. 03-W4, Class 4A,  7 1/2s, 2042            110,333        116,762             --             --             --             --
Ser. 03-W10, Class 1A1, 7 1/2s, 2032                --             --        212,190        224,954        202,916        215,122
Ser. 04-T3, Class 1A4,  7 1/2s, 2044             6,692          7,104         29,744         31,575         19,334         20,524
Ser. 04-W2, Class 5A,  7 1/2s, 2044             90,247         95,858             --             --             --             --
Ser. 04-W8, Class 3A,  7 1/2s, 2044            219,920        233,562        734,099        779,636        648,144        688,350
Ser. 04-W9, Class 2A3,  7 1/2s, 2044           139,713        148,239             --             --             --             --
Ser. 04-W11, Class 1A4, 7 1/2s, 2044            30,880         32,784             --             --             --             --
Ser. 04-W12, Class 1A4, 7 1/2s, 2044           102,169        108,442        241,739        256,582        234,441        248,836
Ser. 04-W14, Class 2A,  7 1/2s,  2044           32,269         33,987        105,348        110,957        105,348        110,957
Ser. 05-W1, Class 1A4,  7 1/2s, 2044           280,601        298,125        993,963      1,056,033        954,441      1,014,044
IFB Ser. 02-97, Class TW, IO, 6 1/2s,
2031                                           122,250         21,932        434,393         77,930        417,170         74,840
Ser. 03-22, Class IO, IO,  6s, 2033            454,107         95,787             --             --             --             --
Ser. 03-31, Class IM, IO, 5 3/4s, 2032         333,739         42,969      2,058,452        265,026      1,905,144        245,287
Ser. 329, Class 2, IO,  5 1/2s, 2033         2,896,064        675,187     15,083,641      3,516,591     12,359,594      2,881,508
Ser. 331, Class 1, IO,  5 1/2s, 2032           475,305        100,546      1,531,664        324,008      1,513,261        320,115
Ser. 333, Class 2, IO,  5 1/2s, 2033         2,801,035        659,543     12,880,596      3,032,917     10,788,274      2,540,251
Ser. 338, Class 2, IO,  5 1/2s, 2033         1,115,663        262,464      5,436,599      1,278,979      5,179,856      1,218,579
Ser. 346, Class 2, IO,  5 1/2s, 2033           218,231         50,569        798,443        185,017        768,650        178,113
Ser. 350, Class 2, IO,  5 1/2s, 2034         1,343,014        310,677      6,629,194      1,533,519      6,357,941      1,470,771
Ser. 03-8, Class IP, IO, 5 1/2s, 2028               --             --      1,125,866         80,791      1,039,618         74,602
Ser. 03-26, Class OI, IO, 5 1/2s, 2032         451,019         79,815      1,602,614        283,608      1,539,072        272,364
Ser. 03-45, Class AI, IO, 5 1/2s, 2033         893,621        146,331             --             --             --             --
Ser. 03-71, Class IE, IO, 5 1/2s, 2033         304,841         65,521      1,083,197        232,817      1,040,250        223,586
Ser. 04-23, IO, 5 1/2s, 2034                   376,195         82,390             --             --             --             --
IFB Ser. 03-118, Class SF, IO, 5 1/4s,
2033                                           880,239        106,491      3,131,063        378,796      3,122,879        377,806
IFB Ser. 02-36, Class QH, IO, 5.2s,
2029                                            20,895            647         78,259          2,424         58,348          1,807
Ser. 03-24, Class UI, IO,  5s, 2031            254,411         41,234        714,270        115,768        712,546        115,488
Ser. 343, Class 25, IO, 4 1/2s, 2018           360,562         58,147      1,182,044        190,626      1,180,701        190,410
Ser. 343, Class 26, IO, 4 1/2s, 2018           206,320         34,235        676,390        112,233        675,621        112,105
Ser. 343, Class 27, IO, 4 1/2s, 2018           805,344        135,198             --             --             --             --
IFB Ser. 03-122, Class SA, IO, 4 1/4s,
2028                                           581,086         39,985      2,064,839        142,084      1,986,948        136,724
IFB Ser. 03-122, Class SJ, IO, 4 1/4s,
2028                                           620,000         44,948      2,203,054        159,713      2,115,707        153,380
IFB Ser. 04-99, Class SA, IO, 4.15s,
2035                                            94,061          5,703             --             --             --             --
IFB Ser. 05-29, Class SD, IO, 4.13s,
2035                                           203,000         15,986      1,306,000        102,848      1,254,000         98,753
IFB Ser. 05-29, Class SX, IO, 4.08s,
2035                                           613,087         45,119      2,178,493        160,324      2,092,120        153,967
IFB Ser. 05-29, Class SY, IO, 4.08s,
2035                                         1,384,043        117,367             --             --             --             --
IFB Ser. 05-23, Class SG, IO, 3.98s,
2035                                           470,000         38,775      1,671,000        137,858      1,605,000        132,413
IFB Ser. 05-17, Class ES, IO, 3.9s,
2035                                           262,048         25,713        931,138         91,368        894,219         87,745
IFB Ser. 05-17, Class SY, IO, 3.9s,
2035                                           199,254         18,773        438,169         41,284        420,796         39,647
IFB Ser. 05-17, Class SA, IO, 3.85s,
2035                                         1,295,464        113,556      1,457,400        127,750      1,399,616        122,685
IFB Ser. 05-17, Class SE, IO, 3.85s,
2035                                           456,864         36,692      1,623,382        130,378      1,559,018        125,209
Ser. 03-W12, Class 2, IO, 2.216s, 2043       1,332,543         65,188      4,576,995        223,906      3,764,778        184,173
Ser. 03-W10, Class 1, IO, 1.988s, 2043       2,020,833         95,990      9,659,900        458,845     14,058,043        667,757
Ser. 03-W10, Class 3, IO, 1.957s, 2043         694,594         34,078      2,851,850        139,919      2,224,994        109,164
Ser. 03-W8, Class 12, IO, 1.639s, 2042       3,094,943        119,605     10,981,987        424,403      8,455,751        326,775
Ser. 03-W6, Class 11, IO, 1.535s, 2042         818,885          6,449        649,592          5,116      1,562,635         12,306
Ser. 03-W17, Class 12, IO, 1.16s, 2033              --             --      3,373,791         97,074      3,239,019         93,196
Ser. 03-T2, Class 2, IO, 0.961s, 2042        1,515,734         27,986     14,588,931        269,369     10,373,298        191,532
Ser. 03-W8, Class 11, IO, 0.933s, 2042       1,745,471          3,628      6,170,532         12,827      4,758,142          9,891
Ser. 03-W6, Class 21, IO, 0.747s, 2042         739,497            686        586,851            544      1,411,009          1,308
Ser. 03-W6, Class 51, IO, 0.678s, 2042         966,565         13,967      4,323,524         62,474      3,424,158         49,479
Ser. 01-T12, Class IO,  0.57s, 2041          2,526,958         29,150      2,910,295         33,572      1,936,619         22,340
Ser. 01-50, Class B1, IO, 0.472s, 2041       1,403,272         12,743      4,814,405         43,721      3,223,248         29,271
Ser. 03-W2, Class 1, IO, 0.47s, 2042           764,788          7,206     26,852,566        252,996     21,499,048        202,557
Ser. 02-T4, IO, 0.451s, 2041                14,980,825        130,895     15,745,882        137,580      9,956,806         86,998
Ser. 02-T1, Class IO, IO, 0.424s, 2031       2,327,395         20,750      2,890,026         25,767      1,835,093         16,361
Ser. 03-W6, Class 3, IO, 0.366s, 2042        1,380,054         10,985      6,172,323         49,131      4,888,705         38,914
Ser. 03-W6, Class 23, IO, 0.353s, 2042       1,446,915         10,740      6,470,160         48,026      5,124,262         38,036
Ser. 01-79, Class BI, IO, 0.346s, 2045       2,439,254         18,933     16,624,452        129,036     11,820,999         91,753
Ser. 352, Class 1,  Principal Only
(PO),  zero %, 2034                          2,186,458      1,661,302      4,944,499      3,756,902      4,848,752      3,684,152
Ser. 353, Class 1, PO,  zero %, 2034         1,412,004      1,025,860     13,806,148     10,030,548     13,272,421      9,642,780
Ser. 354, Class 1, PO,  zero %, 2034           293,682        222,531      1,957,881      1,483,543      1,859,987      1,409,366
Ser. 03-34, Class P1, PO,  zero %,
2043                                            74,874         52,112             --             --             --             --
Federal Home Loan Mortgage Corp.
Structured Pass-Through Securities
Ser. T-42, Class A6,  9 1/2s, 2042              29,384         31,827         94,449        102,302         93,050        100,786
Ser. T-42, Class A5,  7 1/2s, 2042             189,719        200,870        548,234        580,455        919,304        973,332
Ser. T-51, Class 2A,  7 1/2s, 2042             204,818        216,429        581,083        614,024        674,941        713,203
Ser. T-57, Class 1A3,  7 1/2s, 2043            370,342        391,636      1,214,767      1,284,616      1,213,561      1,283,340
Ser. T-58, Class 4A,  7 1/2s, 2043           1,070,793      1,133,228        348,021        368,313        191,539        202,707
Ser. T-60, Class 1A3,  7 1/2s, 2044            550,328        581,285      1,771,276      1,870,910      1,748,276      1,846,616
Ser. T-56, Class A, IO, 1.182s, 2043         1,394,734         20,921      4,899,200         73,488      3,907,534         58,613
Ser. T-56, Class 3, IO, 0.356s, 2043         1,307,433         13,859      4,342,044         46,026      3,547,241         37,601
Ser. T-56, Class 1, IO, 0.285s, 2043         1,543,494         12,055      5,126,866         40,041      4,187,865         32,707
Ser. T-56, Class 2, IO, 0.037s, 2043         1,507,106          4,235      5,004,620         14,063      4,088,392         11,488
FFCA Secured Lending Corp.
Ser. 99-1A, Class C1,  7.59s, 2025             100,000         70,000             --             --             --             --
Ser. 00-1, Class X, IO, 1.558s, 2020           953,484         61,976      3,686,381        239,615      2,355,968        153,138
FFCA Secured Lending Corp. 144A Ser.
00-1, Class A2, 7.77s, 2027                    367,721        407,044      1,251,376      1,385,195        661,334        732,056
First Union National Bank-Bank of
America Commercial  Mortgage 144A Ser.
01-C1,  Class 3, IO, 1.745s, 2033                   --             --      7,438,188        595,927      6,625,069        530,782
First Union-Lehman Brothers
Commercial Mortgage Trust II
Ser. 97-C2, Class F,  7 1/2s, 2029                  --             --        580,000        660,946        538,000        613,084
Ser. 97-C1, Class A3,  7.38s, 2029             619,172        640,810             --             --             --             --
First Union-Lehman Brothers-Bank of
America 144A Ser. 98-C2, Class G, 7s,
2035                                                --             --        287,000        315,499        281,000        308,903
Freddie Mac
IFB Ser. 2771, Class SV, 17.64s, 2034          117,147        135,166             --             --             --             --
IFB Ser. 2763, Class SC, 17.36s, 2032          337,100        369,360      1,198,481      1,313,174      1,195,881      1,310,326
IFB Ser. 2927, Class SI, IO, 5.69s,
2035                                           331,987         48,092      1,180,839        171,058      1,134,123        164,291
Ser. 223, IO, 5 1/2s, 2032                     279,608         63,191        915,478        206,898        864,521        195,382
Ser. 226, IO, 5 1/2s, 2034                     186,916         44,518      1,180,241        281,103      1,126,835        268,383
Ser. 2553, Class IJ, IO, 5 1/2s, 2020           79,612          1,976             --             --             --             --
Ser. 2581, Class IH, IO, 5 1/2s, 2031               --             --        447,101        135,876        425,918        129,438
Ser. 2590, Class YD, IO, 5 1/2s, 2032          100,000         35,354             --             --             --             --
Ser. 2595, Class WU, IO, 5 1/2s, 2026          547,200         94,734             --             --             --             --
Ser. 2600, Class CI, IO, 5 1/2s, 2029               --             --        138,306         37,688        132,823         36,194
Ser. 2664, Class UD, IO, 5 1/2s, 2028               --             --        220,410         49,660        211,671         47,691
Ser. 227, IO, 5s, 2034                       1,411,861        365,215     13,825,061      3,576,218     13,290,575      3,437,959
Ser. 2676, Class IK, IO,  5s, 2020                  --             --        437,043         82,035        420,557         78,941
IFB Ser. 2828, Class GI, IO, 4.69s,
2034                                           359,644         44,386      1,179,035        145,514      1,177,695        145,349
IFB Ser. 2869, Class SH, IO, 4.49s,
2034                                           207,453         18,303        715,310         63,110        686,949         60,608
IFB Ser. 2869, Class JS, IO, 4.44s,
2034                                           947,344         81,829      3,105,717        268,262      3,102,186        267,957
IFB Ser. 2882, Class SL, IO, 4.39s,
2034                                           102,027         10,530        607,953         62,745        607,262         62,673
IFB Ser. 2815, Class PT, IO, 4.24s,
2032                                           341,872         31,730      1,214,780        112,747      1,166,617        108,277
IFB Ser. 2950, Class SM, IO, 4.05s,
2016                                           364,507         31,439      1,295,208        111,712      1,243,855        107,282
IFB Ser. 2927, Class ES, IO, 3.89s,
2035                                           264,790         20,536        938,711         72,801        901,879         69,944
Ser. 2962, Class BS,  3.88s, 2035            1,077,594         70,886      3,775,934        248,386      3,597,035        236,618
Ser. 1208, Class F, PO,  zero %, 2022           16,815         15,268             --             --             --             --
Ser. 2696, PO, zero %, 2033                     66,049         42,785        405,729        262,824        390,632        253,045
G-Force CDO, Ltd. 144A
Ser. 02-1A, Class E, 8 1/4s, 2037
(Cayman Islands)                                    --             --        150,000        152,625        142,000        144,485
Ser. 02-1A, Class D, 7.61s, 2037
(Cayman Islands)                                    --             --        100,000        106,137             --             --
Ser. 03-1A, Class E, 6.58s, 2038
(Cayman Islands)                               142,000        139,848        197,000        194,014        184,000        181,211
General Growth
Properties-Mall Properties Trust
FRB Ser. 01-C1A, Class D3,  5.06s,
2014                                            65,616         65,698        234,627        234,920        188,895        189,131
GMAC Commercial Mortgage Securities, Inc.
Ser. 99-C3, Class F,  7.787s, 2036              31,000         32,691         75,000         79,092        112,000        118,110
Ser. 04-C2, Class A4,  5.301s, 2038             62,000         62,852        315,000        319,330        311,000        315,275
Ser. 03-C2, Class A2,  5.281s, 2040            198,000        202,687      1,181,000      1,208,956      1,179,000      1,206,909
GMAC Commercial Mortgage Securities, Inc. 144A
Ser. 99-C3, Class G,  6.974s, 2036                  --             --        350,039        276,614        306,364        242,100
FRN Ser. 02-FL1A, Class D, 5.521s,
2014                                                --             --         81,017         81,067         74,978         75,025
Government National
Mortgage Association
IFB Ser. 03-114, Class SP, 11.49s,
2027                                           231,819        234,371        850,277        859,638        818,330        827,340
Ser. 97-13, Class PI, IO,  8s, 2027            144,363         25,369             --             --             --             --
Ser. 05-13, Class MI, IO, 5 1/2s, 2032         243,935         41,736        854,762        146,246        814,264        139,317
Ser. 05-13, Class PI, IO, 5 1/2s, 2033         268,332         46,623        953,469        165,667        915,665        159,099
Ser. 03-40, Class IE, IO, 5s, 2028             125,828         12,592             --             --             --             --
IFB Ser. 04-86, Class SW, IO, 3.9s,
2034                                           203,329         14,634      1,645,996        118,468      1,529,808        110,106
Ser. 05-28, Class SA, IO, 3.35s, 2035        1,047,070         53,172      3,720,569        188,935      3,573,055        181,444
Ser. 98-2, Class EA, PO,  zero %, 2028          36,405         30,045          6,946          5,732             --             --
Ser. 99-31, Class MP, PO,  zero %,
2029                                            35,868         31,201        169,457        147,408         84,728         73,704
GS Mortgage Securities Corp. II  144A
FRB Ser. 03-FL6A, Class L, 6.06s, 2015          62,000         62,078        124,000        124,155        114,000        114,143
HVB Mortgage Capital Corp. Ser.
03-FL1A, Class K,  5.62s, 2022                 118,000        118,209             --             --             --             --
IStar Asset Receivables Trust Ser.
02-1A, Class E,  3.905s, 2020                  133,000        133,120        501,000        501,451        314,000        314,283
JP Morgan Chase Commercial
Mortgage Securities  Corp. 144A
Ser. 04-FL1A, Class X1A, IO, 0.851s,
2019                                         5,525,121         48,511             --             --             --             --
Ser. 05-LDP1, Class X1, IO, 0.039s,
2046                                         2,277,000         21,381      8,070,000         75,777      7,722,000         72,510
LB Commercial Conduit Mortgage Trust
Ser. 96-C2, Class A, 7.491s, 2026               21,557         21,523             --             --             --             --
LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class F,  6.41s, 2031                   --             --        149,428        152,884        136,004        139,149
Ser. 99-C1, Class G,  6.41s, 2031                   --             --        159,961        150,987        145,590        137,422
Ser. 98-C4, Class G,  5.6s, 2035                    --             --        132,000        128,310        127,000        123,450
Ser. 98-C4, Class H,  5.6s, 2035                    --             --        223,000        204,454        215,000        197,119
Lehman Brothers Floating Rate
Commercial Mortgage  Trust 144A
FRB Ser. 03-LLFA, Class L, 6.55s, 2014              --             --        356,000        343,269        345,000        332,662
FRB Ser. 04-LLFA, Class H, 3.76s, 2017         175,000        175,665        184,000        184,699        214,000        214,813
FRB Ser. 03-C4, Class A, 3.371s, 2015           69,766         69,941        243,304        243,912        187,608        188,077
Merrill Lynch Mortgage Investors, Inc.
Ser. 99-C1, Class A1,  7.37s, 2031             100,646        101,405         77,497         78,082         48,813         49,181
Ser. 98-C3, Class E,  6.542s, 2030                  --             --        137,000        149,229        127,000        138,336
Ser. 96-C2, Class JS, IO, 2.13s, 2028          547,767         23,794      1,002,011         43,525        382,312         16,607
Mezz Cap Commercial Mortgage Trust
144A Ser. 04-C2, Class X, IO, 6.41s,
2040                                           208,877         81,984        531,685        208,686        520,692        204,371
Morgan Stanley Capital I 144A
Ser. 96-C1, Class E,  7.442s, 2028                  --             --        240,000        245,597        230,000        235,364
Ser. 98-HF1, Class F,  7.18s, 2030              14,000         14,899        124,000        131,965        115,000        122,387
Ser. 04-RR, Class F5,  6s, 2039                     --             --        395,000        333,814        340,000        287,333
Ser. 04-RR, Class F6,  6s, 2039                     --             --        395,000        322,312        350,000        285,593
Ser. 05-HQ5, Class X1, IO, 0.047s,
2042                                         7,939,000         65,100     11,176,000         91,643     10,659,000         87,404
Morgan Stanley Dean Witter Capital I 144A
FRB Ser. 01-XLF, Class D, 4.266s, 2013          44,098         44,098         76,752         76,752         51,633         51,633
FRB Ser. 01-XLF, Class E, 4.216s, 2013         107,801        107,801        113,313        113,313         76,563         76,563
Mortgage Capital Funding, Inc.
Ser. 97-MC1, Class A3,  7.288s, 2027            64,377         64,934             --             --             --             --
Ser. 97-MC2, Class X, IO, 0.847s, 2012       1,251,262         28,847        346,661          7,992             --             --
Mortgage Capital Funding, Inc. FRB
Ser. 98-MC2, Class E, 7.262s, 2030              37,000         39,355        215,000        228,683        206,000        219,110
Nomura Asset Securities Corp. Ser.
96-MD5, Class A1C,  7.12s, 2039                235,000        241,786      1,315,000      1,352,972      1,017,566      1,046,949
PNC Mortgage Acceptance  Corp. 144A
Ser. 99-CM1, Class B3,  7.1s, 2032                  --             --        813,000        868,853        757,000        809,006
Ser. 00-C1, Class J,  6 5/8s, 2010                  --             --        118,000        102,476        189,000        164,135
Ser. 00-C2, Class J,  6.22s, 2033                   --             --        208,000        211,328        193,000        196,088
Pure Mortgages 144A
FRB Ser. 04-1A, Class F, 6.132s, 2034
(Ireland)                                      116,000        116,087        558,000        558,419        544,000        544,408
Ser. 04-1A, Class E, 3.882s, 2034
(Ireland)                                      100,000        100,075        220,000        220,165        429,000        429,322
QUIZNOS 144A Ser. 05-1,  7.3s, 2025                 --             --        457,000        453,079        440,000        436,225
Salomon Brothers Mortgage Securities VII
Ser. 96-C1, Class E,  8.421s, 2028                  --             --        319,583        325,688        277,671        282,975
Ser. 00-C2, Class A1,  7.298s, 2033             11,099         11,197         40,936         41,297         25,779         26,006
Salomon Brothers Mortgage Securities
VII 144A Ser. 03-CDCA, Class X3CD,
IO, 1.06s, 2015                                478,856          9,342      1,658,485         32,355      1,546,955         30,180
Starwood Asset Receivables Trust 144A
FRB Ser. 03-1A, Class F, 3.95s, 2022            22,685         22,715             --             --             --             --
FRB Ser. 03-1A, Class E,  3.9s, 2022            31,760         31,801             --             --             --             --
STRIPS 144A
Ser. 03-1A, Class L, 5s, 2018 (Cayman
Islands)                                            --             --        172,000        147,008        165,000        141,026
Ser. 03-1A, Class M, 5s, 2018 (Cayman
Islands)                                            --             --        116,000         94,030        112,000         90,787
Ser. 04-1A, Class K, 5s, 2018 (Cayman
Islands)                                       100,000         93,880             --             --             --             --
Ser. 04-1A, Class L, 5s, 2018 (Cayman
Islands)                                            --             --         76,000         65,740         74,000         64,010
TIAA Real Estate CDO, Ltd. Ser.
01-C1A, Class A1,  5.77s, 2016                  15,593         15,706             --             --             --             --
Wachovia Bank Commercial Mortgage
Trust Ser. 05-C17, Class A4, 5.083s,
2042                                           236,000        233,723      1,493,000      1,478,595      1,424,000      1,410,261
Washington Mutual Asset Securities Corp. 144A
Ser. 05-C1A, Class G,  5.72s, 2014                  --             --         46,000         44,936         44,000         42,983
Ser. 05-C1A, Class F,  5.3s, 2014               71,000         69,314             --             --             --             --
                                                         ------------                  ------------                  ------------
Total Collateralized mortgage
obligations (cost $24,773,290,
$99,871,915 and $92,016,162)                              $23,340,673                   $95,005,533                   $87,829,365
---------------------------------------------------------------------------------------------------------------------------------

                                                     Growth 0.1%                    Balanced --%              Conservative --%

Warrants (a) (NON)                    Exp. date   Warrants      Value       Warrants          Value       Warrants          Value
---------------------------------------------------------------------------------------------------------------------------------
AboveNet, Inc.                           9/8/08        356     $3,560             --            $--            179         $1,788
AboveNet, Inc.                           9/8/10        419      2,514             --             --            212          1,272
Dayton Superior  Corp. 144A             6/15/09        630          1             --             --            330              1
ONO Finance  PLC 144A (United
Kingdom)                                2/15/11        290          3             --             --             --             --
Pliant Corp. 144A                        6/1/10         --         --             --             --            160              2
SK Telecom  Structured  Exercise Call
Warrants 144A (issued  by UBS AG)
(Korea)                                 7/15/05      5,299    892,385             --             --             --             --
TravelCenters of  America, Inc. 144A     5/1/09        210      1,050             --             --            180            900
Ubiquitel, Inc. 144A                    4/15/10         --         --             --             --            590              1
                                                           ----------                    ----------                    ----------
Total Warrants (cost $1,067,707,  $--
and $172,189)                                                $899,513                           $--                        $3,964
---------------------------------------------------------------------------------------------------------------------------------

                                                     Growth --%                     Balanced --%               Conservative 0.1%

Municipal bonds                                     Principal                 Principal               Principal
and notes (a)                      Rating (RAT)        amount      Value         amount       Value      amount             Value
---------------------------------------------------------------------------------------------------------------------------------
IL State G.O.  Bonds, 5.1s, 6/1/33          Aa3           $--        $--       $265,000    $252,887    $255,000          $243,344
NJ State Tpk.  Auth. Rev. Bonds, Ser.
B,  AMBAC,  4.252s, 1/1/16                  Aaa            --         --        255,000     240,904     200,000           188,944
OR State G.O.  Bonds (Taxable
Pension), 5.892s, 6/1/27                    Aa3            --         --        270,000     290,312     240,000           258,055
                                                              ----------                 ----------                    ----------
Total Municipal bonds
and notes (cost $--, $790,000
and $695,000)                                                     $--                      $784,103                      $690,343
---------------------------------------------------------------------------------------------------------------------------------


                                                     Growth --%                     Balanced --%               Conservative --%

Units (a) (cost $333,131, $-- and $--)           Units          Value          Units          Value          Units          Value
---------------------------------------------------------------------------------------------------------------------------------
All America Latina  Logistica SA 144A
GDR (Brazil) (NON)                              12,590       $350,254             --            $--             --            $--
---------------------------------------------------------------------------------------------------------------------------------

                                                     Growth --%                     Balanced --%               Conservative --%
Preferred stocks (a)  (cost $943, $--
and $--)                                        Shares          Value         Shares          Value         Shares          Value
---------------------------------------------------------------------------------------------------------------------------------
Dobson Communications  Corp. 13.00%
pfd. (PIK)                                           1           $740             --            $--             --            $--
---------------------------------------------------------------------------------------------------------------------------------


                                                     Growth 10.8%                   Balanced 17.7%             Conservative 26.4%

Short-term                                   Principal                     Principal                     Principal
investments (a)                                 amount          Value         amount          Value         amount          Value
---------------------------------------------------------------------------------------------------------------------------------
Danske Corp. for an effective yield of
2.88%, August 8,  2005 (Denmark)            $1,000,000       $990,420     $2,000,000     $1,979,360     $1,000,000       $989,680
Danske Corp. for an effective yield of
2.70%, April 5,  2005 (Denmark)                     --             --             --             --        900,000        899,730
Nordea Bank Finland PLC for
an effective yield of 3.04%, December
30, 2005 (Sweden)                            3,000,000      2,995,876      4,000,000      3,995,474      2,000,000      1,997,625
Societe Generale for an effective
yield of 2.92%, August 9, 2005
(France)                                     2,000,000      1,999,944      2,000,000      1,999,962      1,000,000        999,981
Short-term investments held  as
collateral for loaned  securities with
yields ranging from 2.63% to 3.03% and
due dates ranging from April 1, 2005
to May 3,  2005  (d)                        43,551,665     43,489,403     90,820,731     90,691,812     11,554,536     11,537,961
Putnam Prime Money  Market Fund (e)         94,750,142     94,750,142    232,632,374    232,632,374    214,021,001    214,021,001
                                                         ------------                  ------------                  ------------
Total Short-term investments  (cost
$144,225,785,  $331,298,982 and
$230,445,978)                                            $144,225,785                  $331,298,982                  $230,445,978
---------------------------------------------------------------------------------------------------------------------------------
Total Investments  (cost
$1,321,670,992,  $2,057,228,998 and
$1,022,277,541)                                        $1,410,751,079                $2,129,760,579                $1,047,139,612
---------------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets as follows:

      Growth portfolio          $1,337,249,942
      Balanced portfolio         1,867,866,949
      Conservative portfolio       874,040,962

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at
      March 31, 2005 for the securities listed. Ratings are generally ascribed to securities at the time of issuance.
      While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at March 31, 2005.
      Security ratings are defined in the Statement of Additional Information.


(NON) Non-income-producing security.

(STP) The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest income at this rate.

(RES) Restricted, excluding 144A securities, as to public resale. ABN AMRO Holdings NV was was acquired on 5/9/03 with a cost of $65,105 for Growth Portfolio, AMRESCO Creditor Trust was acquired on various dates from 5/7/99 to 2/25/00 with a cost of $76,930 and $47,149 for Growth and Conservative portfolios, respectively. VFB, LLC was acquired on various dates from 6/22/99 to 1/21/00 with a cost of $230,697 for Conservative portfolio. The total market value of restricted securities held by each fund did not exceed 0.1% of each fund's net assets.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

(SEG) These securities were pledged and segregated with the custodian to cover margin requirements for futures contracts at
      March 31, 2005.

  (F) Security is valued at fair value following procedures approved by the Trustees.

  (R) Real Estate Investment Trust.

 (SB) Securities on loan, in part or in entirety, at March 31, 2005 (Balanced portfolio).

 (SC) Securities on loan, in part or in entirety, at March 31, 2005 (Conservative portfolio).

 (SG) Securities on loan, in part or in entirety, at March 31, 2005 (Growth portfolio).

  (d) See Note 1 to the financial statements.

  (e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buy

      ADR or GDR after the name of a foreign holding stands for American Depositary Receipts or Global Depositary Receipts, respectively, representing ownership of foreign securities on deposit with a custodian bank.

      TBA after the name of a security represents to be announced securities (Note 1).

      AMBAC represents AMBAC Indemnity Corporation.

      G.O. Bonds represent General Obligation Bonds.

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are
      the current interest rates at  March 31, 2005.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, are the current interest rates at March 31, 2005.




DIVERSIFICATION BY COUNTRY

Distribution of investments by country of issue at March 31, 2005: (as a percentage of Market Value)

Growth Portfolio
---------------------------------------------------
Australia                                       1.0%
Brazil                                          1.0
France                                          2.1
Germany                                         1.5
Hong Kong                                       0.5
India                                           0.5
Italy                                           0.7
Japan                                           4.2
Mexico                                          0.5
Netherlands                                     1.1
Russia                                          0.5
South Africa                                    0.6
South Korea                                     1.5
Spain                                           0.7
Sweden                                          0.9
Switzerland                                     1.5
Taiwan                                          1.2
United Kingdom                                  5.2
United States                                  70.0
Other                                           4.8
                                         ----------
Total                                         100.0%

Balanced Portfolio
---------------------------------------------------
Australia                                       0.7%
Cayman Islands                                  0.7
France                                          1.6
Germany                                         1.1
Japan                                           2.9
Netherlands                                     0.7
Spain                                           0.5
Sweden                                          0.6
Switzerland                                     1.0
United Kingdom                                  3.6
United States                                  83.8
Other                                           2.8
                                         ----------
Total                                         100.0%

Conservative Portfolio
---------------------------------------------------
Cayman Islands                                  1.2%
France                                          0.9
Germany                                         0.6
Japan                                           1.3
Switzerland                                     0.5
United Kingdom                                  2.1
United States                                  90.3
Other                                           3.1
                                         ----------
Total                                         100.0%



Forward currency contracts to buy
at March 31, 2005 (Unaudited)
(aggregate face value $139,320,049)                                               Growth

                                                                                           Unrealized
                                                        Aggregate          Delivery     appreciation/
                                          Value        face value              date     (depreciation)
------------------------------------------------------------------------------------------------------
Australian Dollar                   $37,464,368       $37,500,806           4/20/05          $(36,438)
British Pound                        32,860,950        33,032,259           6/15/05          (171,309)
Canadian Dollar                       8,173,459         8,149,574           4/20/05            23,885
Euro                                 14,665,274        15,006,047           6/15/05          (340,773)
Hong Kong Dollar                      2,731,870         2,763,633           5/18/05           (31,763)
Japanese Yen                         10,187,010        10,491,273           5/18/05          (304,263)
New Zealand Dollar                      327,255           326,600           4/20/05               655
Norwegian Krone                      10,382,428        10,705,315           6/15/05          (322,887)
Singapore Dollar                      3,983,163         3,998,935           5/18/05           (15,772)
South Korean Won                      3,351,570         3,366,955           5/18/05           (15,385)
Swiss Franc                          10,272,001        10,328,347           6/15/05           (56,346)
Taiwan Dollar                         3,732,334         3,650,305           5/18/05            82,029
------------------------------------------------------------------------------------------------------
                                                                                          $(1,188,367)
------------------------------------------------------------------------------------------------------





Forward currency contracts to sell
at March 31, 2005 (Unaudited)
(aggregate face value $212,452,191)                                               Growth

                                                                                           Unrealized
                                                        Aggregate          Delivery     appreciation/
                                          Value        face value              date     (depreciation)
------------------------------------------------------------------------------------------------------
Australian Dollar                   $10,772,311       $10,813,836           4/20/05           $41,525
British Pound                        29,960,438        30,095,430           6/15/05           134,992
Canadian Dollar                      49,468,390        49,189,044           4/20/05          (279,346)
Danish Krone                          1,820,170         1,840,195           6/15/05            20,025
Euro                                 44,174,660        44,498,170           6/15/05           323,510
Japanese Yen                         17,306,379        17,860,683           5/18/05           554,304
Mexican Peso                          4,032,117         3,955,154           4/20/05           (76,963)
Norwegian Krone                       1,991,596         2,008,970           6/15/05            17,374
Swedish Krona                        26,615,953        27,142,880           6/15/05           526,927
Swiss Franc                          24,402,338        25,047,829           6/15/05           645,491
------------------------------------------------------------------------------------------------------
                                                                                           $1,907,839
------------------------------------------------------------------------------------------------------





Futures contracts outstanding
at March 31, 2005 (Unaudited)                                                     Growth

                                                                                           Unrealized
                                      Number of                          Expiration     appreciation/
                                      contracts             Value              date     (depreciation)
------------------------------------------------------------------------------------------------------
Canadian Government Bond
10 yr (Long)                                 18        $1,659,524            Jun-05           $(6,168)
CBT Interest Rate Swap
10 yr (Long)                                162        17,460,562            Jun-05          (175,959)
Dow Jones Euro
Stoxx 50 (Short)                          1,004        39,180,081            Jun-05           (68,497)
Euro 90 day (Long)                           10         2,412,125            Jun-05            (8,375)
Euro 90 day (Short)                         179        43,177,038            Jun-05            43,017
Euro 90 day (Long)                            9         2,160,563            Sep-05           (10,908)
Euro 90 day (Short)                          10         2,400,625            Sep-05            11,998
Euro 90 day (Long)                           12         2,872,950            Dec-05           (15,221)
Euro 90 day (Short)                           9         2,154,713            Dec-05            10,089
Euro 90 day (Long)                           10         2,390,500            Mar-06           (10,188)
Euro 90 day (Short)                           4           956,200            Mar-06             2,446
Euro 90 day (Long)                            8         1,910,200            Jun-06            (7,792)
Euro-Bobl 5 yr (Long)                        62         9,071,264            Jun-05            28,856
Euro-Bund 10 yr (Long)                      316        48,706,248            Jun-05           368,551
FTSE 100 Index (Short)                      425        39,447,129            Jun-05           472,362
Japanese Government Bond
10 yr (Long)                                 27        35,197,961            Jun-05           325,623
Japanese Government Bond
10 yr Mini (Long)                            15         1,955,302            Jun-05            25,612
Russell 2000 Index
Mini (Long)                                  51         3,151,290            Jun-05           (58,892)
Russell 2000 Index
Mini (Short)                              1,382        85,393,780            Jun-05         2,489,286
S&P 500 Index (Long)                         44        13,022,900            Jun-05          (156,249)
S&P 500 Index Mini (Long)                 4,180       247,456,000            Jun-05        (5,745,410)
U.K. Gilt (Long)                            201        41,793,622            Jun-05           103,535
U.S. Treasury Bond (Long)                   134        14,924,250            Jun-05          (243,921)
U.S. Treasury Note
2 yr (Short)                                 18         3,724,031            Jun-05            16,259
U.S. Treasury Note
5 yr (Long)                                  30         3,212,813            Jun-05            (8,628)
U.S. Treasury Note
10 yr (Short)                               814        88,942,218            Jun-05           786,949
------------------------------------------------------------------------------------------------------
                                                                                          $(1,831,625)
------------------------------------------------------------------------------------------------------





TBA sale commitments outstanding
at March 31, 2005 (Unaudited)
(proceeds receivable $20,838,245)                                                 Growth

                                                        Principal        Settlement
Agency                                                     amount              date             Value
------------------------------------------------------------------------------------------------------
FHLMC, 6 1/2s, April 1, 2035                           $2,300,000           4/13/05        $2,385,711
FNMA, 7s, April 1, 2035                                   600,000           4/13/05           632,156
FNMA, 7s, March 1, 2035                                   600,000           3/14/05           632,977
FNMA, 6 1/2s, April 1, 2035                             4,100,000           4/13/05         4,254,390
FNMA, 5 1/2s, April 1, 2035                             1,884,000           4/13/05         1,886,797
FNMA, 5s, May 1, 2035                                   5,700,000           5/12/05         5,559,281
FNMA, 5s, April 1, 2035                                 5,700,000           4/13/05         5,574,422
------------------------------------------------------------------------------------------------------
                                                                                          $20,925,734
------------------------------------------------------------------------------------------------------






Interest rate swap contracts outstanding
at March 31, 2005 (Unaudited)                                                     Growth

                                                                                           Unrealized
                                                         Notional       Termination     appreciation/
                                                           amount              date     (depreciation)
------------------------------------------------------------------------------------------------------
Agreement with Lehman Brothers Special Financing,
Inc. dated March 7, 2005 to pay semi-annually the
notional amount multiplied by 3.9425% and receive
quarterly the notional amount multiplied by the
three month USD-LIBOR-BBA.                             $8,000,000            3/9/07           $28,914

Agreement with Lehman Brothers Special Financing,
Inc. dated March 7, 2005 to pay semi-annually the
notional amount multiplied by 4.7025% and receive
quarterly the notional amount multiplied by the
three month USD-LIBOR-BBA.                              7,000,000            3/9/15           121,264

Agreement with Bank of America, N.A. dated March
31, 2005 to pay semi-annually the notional amount
multiplied by 4.6375% and receive quarterly the
notional amount multiplied by the three month
USD-LIBOR.                                              2,500,000            4/6/10                --

Agreement with Bank of America, N.A. dated March
25, 2004 to pay semi-annually the notional amount
multiplied by 3.075% and receive quarterly the
notional amount multiplied by the three month
USD-LIBOR.                                              1,000,000           3/30/09            52,681

Agreement with Bank of America, N.A. dated
December 2, 2003 to receive semi-annually the
notional amount multiplied by 2.444% and pay
quarterly the notional amount multiplied by the
three month USD LIBOR.                                    111,000           12/5/05              (207)

Agreement with Bank of America N.A. dated December
12, 2003 to pay semi-annually the notional amount
multiplied by 2.1125% and receive quarterly the
notional amount multiplied by the three month
USD-LIBOR.                                                 33,000          12/16/05               181

Agreement with Credit Suisse First Boston
International dated October 5, 2004 to receive
semi-annually the notional amount multiplied by
4.624% and pay quarterly the notional amount
multiplied by the three month USD-LIBOR.               13,580,000           10/7/14           (86,267)

Agreement with Credit Suisse First Boston
International dated July 7, 2004 to pay
semi-annually the notional amount multiplied by
4.945% and receive quarterly the notional amount
multiplied by the three month USD-LIBOR.                  687,400            7/9/14            (5,449)

Agreement with Credit Suisse First Boston
International dated July 7, 2004 to receive
semi-annually the notional amount multiplied by
2.931% and pay quarterly the notional amount
multiplied by the three month USD-LIBOR.                  588,600            7/9/06            (6,865)

Agreement with Deutsche Bank AG dated July 31,
2002 to pay quarterly the notional amount
multiplied by the three month USD-LIBOR-BBA and
receive semi-annually the notional amount
multiplied by 5.7756%.                                    283,084            8/2/22            21,290

Agreement with Deutsche Bank AG dated July 31,
2002 to receive semi-annually the notional amount
multiplied by the three month USD-LIBOR-BBA and
pay quarterly the notional amount multiplied by
5.86%.                                                    317,679            8/2/32           (29,790)

Agreement with Goldman Sachs Capital Markets, L.P.
dated June 10, 2002 to pay quarterly the notional
amount multiplied by the three month LIBOR-BBA and
receive semi-annually the notional amount
multiplied by 5.405%.                                   2,448,129           8/15/10           (95,855)

Agreement with Goldman Sachs Capital Markets, L.P.
dated July 30, 2002 to pay quarterly the notional
amount multiplied by the three month USD-LIBOR-BBA
and receive semi-annually the notional amount
multiplied by 5.845%.                                    570,000            8/1/22             46,684

Agreement with Goldman Sachs Capital Markets, L.P.
dated July 30, 2002 to receive quarterly the
notional amount multiplied by the three month
USD-LIBOR-BBA and pay semi-annually the notional
amount multiplied by 5.919%.                             639,659            8/1/32            (64,670)

Agreement with Goldman Sachs Capital Markets, L.P.
dated August 8, 2002 to receive quarterly the
notional amount multiplied by the three month
USD-LIBOR-BBA and pay semi-annually the notional
amount multiplied by 5.689%.                             317,679           8/12/32            (21,027)

Agreement with Goldman Sachs Capital Markets, L.P.
dated August 8, 2002 to pay quarterly the notional
amount multiplied by the three month USD-LIBOR-BBA
and receive semi-annually the notional amount
multiplied by 5.601%.                                    283,084           8/12/22             14,834

Agreement with Lehman Brothers Special Financing,
Inc. dated December 9, 2003 to receive
semi-annually the notional amount multiplied by
4.641% and pay quarterly the notional amount
multiplied by the three month USD-LIBOR-BBA.           2,517,000          12/15/13            (11,050)

Agreement with Lehman Brothers Special Financing,
Inc. dated May 21, 2003 to pay semi-annually the
notional amount multiplied by 3.1001% and receive
quarterly the notional amount multiplied by the
three month USD-LIBOR.                                 2,227,000           1/15/10            140,907

Agreement with Lehman Brothers Special Financing,
Inc. dated December 5, 2003 to receive
semi-annually the notional amount multiplied by
2.23762% and pay quarterly the notional amount
multiplied by the three month USD-LIBOR-BBA.           1,316,000           12/9/05             (5,103)

Agreement with Lehman Brothers Special Financing,
Inc. dated January 22, 2004 to pay semi-annually
the notional amount multiplied by 1.999% and
receive quarterly the notional amount multiplied
by the three month USD-LIBOR-BBA.                        925,000           1/26/06             13,561

Agreement with Lehman Brothers Special Financing,
Inc. dated January 21, 2004 to pay semi-annually
the notional amount multiplied by 2.009% and
receive quarterly the notional amount multiplied
by the three month USD-LIBOR-BBA.                        903,000           1/23/06             13,024

Agreement with Lehman Brothers Special Financing,
Inc. dated January 21, 2004 to pay semi-annually
the notional amount multiplied by 2.008% and
receive quarterly the notional amount multiplied
by the three month USD-LIBOR-BBA.                        903,000           1/23/06             13,024

Agreement with Lehman Brothers Special Financing,
Inc. dated January 22, 2004 to pay semi-annually
the notional amount multiplied by 2.007% and
receive quarterly the notional amount multiplied
by the three month USD-LIBOR-BBA.                        485,000           1/26/06              7,077

Agreement with Lehman Brothers Special Financing,
Inc. dated January 22, 2004 to pay semi-annually
the notional amount multiplied by 4.375% and
receive quarterly the notional amount multiplied
by the three month USD-LIBOR-BBA.                        306,000           1/26/14             10,069

Agreement with Lehman Brothers Special Financing,
Inc. dated January 21, 2004 to pay semi-annually
the notional amount multiplied by 4.408% and
receive quarterly the notional amount multiplied
by the three month USD-LIBOR-BBA.                        298,000           1/23/14              9,078

Agreement with Lehman Brothers Special Financing,
Inc. dated January 21, 2004 to pay semi-annually
the notional amount multiplied by 4.419% and
receive quarterly the notional amount multiplied
by the three month USD-LIBOR-BBA.                        298,000           1/23/14              8,859

Agreement with Lehman Brothers Special Financing,
Inc. dated July 31, 2002 to receive semi-annually
the notional amount multiplied by 5.7756% and pay
quarterly the notional amount multiplied by the
three month USD-LIBOR-BBA.                               283,084            8/2/22             21,142

Agreement with Lehman Brothers Special Financing,
Inc. dated July 31, 2002 to pay semi-annually the
notional amount multiplied by 5.152% and receive
quarterly the notional amount multiplied by the
three month USD-LIBOR-BBA.                               275,120            8/2/12             (7,218)

Agreement with Lehman Brothers Special Financing,
Inc. dated December 11, 2003 to pay semi-annually
the notional amount multiplied by 4.710% and
receive quarterly the notional amount multiplied
by the three month USD-LIBOR-BBA.                        260,000          12/15/13               (188)

Agreement with Lehman Brothers Special Financing,
Inc. dated January 22, 2004 to pay semi-annually
the notional amount multiplied by 4.379% and
receive quarterly the notional amount multiplied
by the three month USD-LIBOR-BBA.                        157,000           1/26/14              5,212

Agreement with Lehman Brothers Special Financing,
Inc. dated December 12, 2003 to pay semi-annually
the notional amount multiplied by 4.579% and
receive quarterly the notional amount multiplied
by the three month USD-LIBOR-BBA.                        104,000          12/16/13                930

Agreement with Lehman Brothers Special Financing,
Inc. dated December 11, 2003 to pay semi-annually
the notional amount multiplied by 2.235% and
receive quarterly the notional amount multiplied
by the three month USD-LIBOR-BBA.                         62,000          12/15/05                260

Agreement with Merrill Lynch Capital Services,
Inc. dated February 28, 2001 to receive quarterly
the notional amount multiplied by the three month
USD-LIBOR-BBA and pay semi-annually the notional
amount multiplied by 5.815%.                           7,200,000            3/2/11           (429,476)

Agreement with Merrill Lynch Capital Services,
Inc. dated February 28, 2001 to receive quarterly
the notional amount multiplied by the three month
USD-LIBOR-BBA and pay semi-annually the notional
amount multiplied by 5.485%.                           2,500,000            3/2/06            (43,618)

Agreement with Merrill Lynch Capital Services,
Inc. dated July 30, 2002 to pay quarterly the
notional amount multiplied by the three month
LIBOR-BBA and receive semi-annually the notional
amount multiplied by 5.845%.                             570,000            8/1/22             48,181

Agreement with Merrill Lynch Capital Services,
Inc. dated July 30, 2002 to receive semi-annually
the notional amount multiplied by the three month
LIBOR-BBA and pay the notional amount multiplied
by 5.204%.                                               553,964            8/1/12            (15,867)

Agreement with Merrill Lynch Capital Services,
Inc. dated August 8, 2002 to pay quarterly the
notional amount multiplied by the three month
USD-LIBOR-BBA and receive semi-annually the
notional amount multiplied by 5.601%.                    283,084           8/12/22             15,555

Agreement with Merrill Lynch Capital Services,
Inc. dated August 8, 2002 to receive quarterly the
notional amount multiplied by the three month
USD-LIBOR-BBA and pay semi-annually the notional
amount multiplied by 4.9%.                               275,120           8/13/12             (3,083)
------------------------------------------------------------------------------------------------------
                                                                                            $(233,006)
------------------------------------------------------------------------------------------------------





Total return swap contracts outstanding
at March 31, 2005 (Unaudited)                                                     Growth

                                                                                           Unrealized
                                                         Notional       Termination     appreciation/
                                                           amount              date     (depreciation)
------------------------------------------------------------------------------------------------------
Agreement with Bank of America, N.A. dated March
17, 2005 to receive (pay) at maturity the notional
amount multiplied by the positive (negative)
change in the S&P 500 Index six month forward
variance.                                              $1,743,188           3/17/06           $91,529

Agreement with Citibank dated March 23, 2005 to
pay at maturity the notional amount multiplied by
the nominal spread appreciation of the Lehman
Brothers Commercial Mortgage Backed Securities
ERISA Index adjusted by a modified duration factor
and an accrual of 20 basis points plus the
beginning of the period nominal spread of the
Lehman Brothers Commercial Mortgage Backed
Securities ERISA Index and receive at maturity the
notional amount multiplied by the nominal spread
depreciation of the Lehman Brothers Commercial
Mortgage Backed Securities ERISA Index adjusted by
a modified duration factor.                               623,000            7/1/05               505

Agreement with Deutsche Bank AG dated December 29,
2004 to receive at maturity the notional amount
multiplied by the nominal spread appreciation of
the Lehman Brothers AAA Commercial Mortgage Backed
Securities Index adjusted by a modified duration
factor and an accrual of 7 basis points plus the
beginning of the period nominal spread of the
Lehman Brothers AAA Commercial Mortgage Backed
Securities Index and pay at maturity the notional
amount multiplied by the nominal spread
depreciation of the Lehman Brothers AAA Commercial
Mortgage Backed Securities Index and an accrual of
7 basis points plus the beginning of the period
nominal spread of the Lehman Brothers AAA
Commercial Mortgage Backed Securities Index.              657,100            4/1/05             3,446

Agreement with Goldman Sachs Capital Markets, L.P.
dated December 29, 2004 to pay monthly the
notional amount multiplied by the spread
depreciation of the Lehman Brothers AAA Commercial
Mortgage Backed Securities Index adjusted by a
modified duration factor and receive monthly the
notional amount multiplied by the appreciation of
the Lehman Brothers AAA Commercial Mortgage Backed
Securities Index plus 8 basis points.                   9,079,000            7/1/05            48,001

Agreement with Goldman Sachs Capital Markets, L.P.
dated January 1, 2005 to pay on June 6, 2005 the
spread change multiplied by the sum of the
notional amount divided by 10,000 and multiplied
by the modified adjusted duration as identified on
Bloomberg as of January 1, 2005 and receive on
June 6, 2005 the notional amount multiplied by the
sum of 0.43% plus the nominal spread of the the
Lehman Brothers Commercial MBS Index on May 31,
2005.                                                     866,234            6/1/05             5,324

Agreement with Morgan Stanley Capital Services,
Inc. dated April 7, 2004 to pay quarterly the
notional amount multiplied by the appreciation of
the Russell 2000 Index plus dividends and receive
quarterly the notional amount multiplied by the
depreciation of the Russell 2000 Index plus the
three month LIBOR less 60 basis points.                49,536,014            4/8/05           473,217

Agreement with JP Morgan Chase Bank dated February
28, 2005 to receive (pay) quarterly the units
multiplied by Standard and Poor's 500 Energy Index
and pay quarterly the units multiplied by the
three month USD-LIBOR less 30 basis points.            12,999,968           8/26/05          (110,756)

Agreement with JP Morgan Chase Bank dated February
24, 2005 to receive (pay) at maturity the units
multiplied by Standard and Poor's 500 Financial
Index and receive at maturity the units multiplied
by the three month USD-LIBOR less 40 basis points.     13,000,139           8/24/05           540,384

Agreement with Deutsche Bank AG dated January 31,
2005 to receive (pay) at maturity the notional
amount multiplied by the return of the Lehman
Brothers U.S. Corporate High Yield Index and pay
at maturity the notional amount multiplied by the
seven month USD-LIBOR-BBA minus 50 basis points.        3,000,212            9/1/05           (52,546)

Agreement with Deutsche Bank AG dated February 16,
2005 to receive (pay) semi-annually the notional
amount multiplied by the positive (negative)
change in the S&P 500 Index six month forward
variance.                                               3,124,498           2/16/06           836,174

Agreement with Lehman Brothers Special Financing,
Inc. dated January 25, 2005 to receive (pay)
monthly the notional amount multiplied by the
return of the Lehman Brothers U.S. High Yield
Index and receive monthly the notional amount
multiplied by the one month USD-LIBOR-BBA minus 40
basis point.                                            6,499,818            2/1/06          (117,626)

Agreement with Goldman Sachs Capital Markets, L.P.
dated October 29, 2004 to receive at maturity the
notional amount multiplied by the nominal spread
appreciation of the Lehman Brothers AAA 8.5+
Commercial Mortgage Backed Securities Index
adjusted by a modified duration factor and an
accrual of 25 basis points plus the beginning of
the period nominal spread of the Lehman Brothers
AAA 8.5+ Commercial Mortgage Backed Securities
Index and pay at maturity the notional amount
multiplied by the nominal spread depreciation of
the Lehman Brothers AAA 8.5+ Commercial Mortgage
Backed Securities Index adjusted by a modified
duration factor.                                        2,231,052            5/1/05            11,148

Agreement with JP Morgan Chase Bank dated
September 14, 2004 to receive (pay) quarterly the
units multiplied by Russell 2000 Total Return
Index and receive quarterly the units multiplied
by the three month USD-LIBOR less 0.80%.               68,794,276           9/15/05         1,601,285
------------------------------------------------------------------------------------------------------
                                                                                           $3,330,085
------------------------------------------------------------------------------------------------------





Credit default contracts outstanding
at March 31, 2005 (Unaudited)                                                     Growth

                                                                                           Unrealized
                                                                           Notional     appreciation/
                                                                             amount     (depreciation)
------------------------------------------------------------------------------------------------------
Agreement with Bank of America effective January
31, 2005 maturing on March 20, 2010, to receive
quarterly 18.5 basis points times the notional
amount. Upon a credit default event of any FNMA
senior note, the fund makes a payment of the
proportional notional amount times the difference
between the par value and the then-market value of
any FNMA senior note.                                                    $1,000,000              $168

Agreement with Bank of America effective February
25, 2005, maturing on March 20, 2010, to receive
quarterly the notional amount times 18.75 basis
points per annum. Upon a credit default event of
FNMA, 5.375%, November 15, 2011, the fund makes a
payment of the proportional notional amount times
the difference between the par value and the
then-market value of FNMA, 5.375%, November 15, 2011.                       700,000                38

Agreement with Credit Suisse First Boston
International effective February 18, 2005,
maturing on March 20, 2010, to receive quarterly
the notional amount times 19 basis points per
annum. Upon a credit default event of FNMA, 5.25%,
August 1, 2012, the fund makes a payment of the
proportional notional amount times the difference
between the par value and the then-market value of
FNMA, 5.2%, August 1, 2012.                                                300,000               (107)
------------------------------------------------------------------------------------------------------
                                                                                                  $99
------------------------------------------------------------------------------------------------------




Forward currency contracts to buy
at March 31, 2005 (Unaudited)
(aggregate face value $189,607,016)                                               Balanced

                                                                                           Unrealized
                                                        Aggregate          Delivery     appreciation/
                                          Value        face value              date     (depreciation)
------------------------------------------------------------------------------------------------------
Australian Dollar                   $50,866,192       $50,941,502           4/20/05          $(75,310)
British Pound                        47,182,896        47,430,865           6/15/05          (247,969)
Canadian Dollar                       9,289,916         9,321,873           4/20/05           (31,957)
Euro                                 18,853,929        19,302,967           6/15/05          (449,038)
Hong Kong Dollar                      1,615,300         1,634,081           5/18/05           (18,781)
Japanese Yen                         16,473,617        17,037,415           5/18/05          (563,798)
New Zealand Dollar                      528,588           527,530           4/20/05             1,058
Norwegian Krone                      15,598,518        16,004,443           6/15/05          (405,925)
Singapore Dollar                      5,982,547         6,009,759           5/18/05           (27,212)
South Korean Won                      4,687,100         4,708,616           5/18/05           (21,516)
Swiss Franc                          11,947,221        11,952,820           6/15/05            (5,599)
Taiwan Dollar                         4,841,552         4,735,145           5/18/05           106,407
------------------------------------------------------------------------------------------------------
                                                                                          $(1,739,640)
------------------------------------------------------------------------------------------------------





Forward currency contracts to sell
at March 31, 2005 (Unaudited)
(aggregate face value $277,666,157                                                Balanced

                                                                                           Unrealized
                                                        Aggregate          Delivery     appreciation/
                                          Value        face value              date     (depreciation)
------------------------------------------------------------------------------------------------------
Australian Dollar                   $16,558,976       $16,587,799           4/20/05           $28,823
British Pound                        39,825,474        39,999,955           6/15/05           174,481
Canadian Dollar                      64,994,610        64,577,280           4/20/05          (417,330)
Danish Krone                            977,554           988,309           6/15/05            10,755
Euro                                 53,492,602        53,875,062           6/15/05           382,460
Japanese Yen                         25,608,016        26,564,494           5/18/05           956,478
Norwegian Krone                       7,054,114         7,115,651           6/15/05            61,537
Swedish Krona                        33,961,974        34,623,410           6/15/05           661,436
Swiss Franc                          32,472,672        33,334,197           6/15/05           861,525
------------------------------------------------------------------------------------------------------
                                                                                           $2,720,165
------------------------------------------------------------------------------------------------------





Futures contracts outstanding
at March 31, 2005 (Unaudited)                                                     Balanced

                                                                                           Unrealized
                                      Number of                          Expiration     appreciation/
                                      contracts             Value              date     (depreciation)
------------------------------------------------------------------------------------------------------
Canadian Government Bond
10 yr (Long)                                 26        $2,397,090            Jun-05           $(8,910)
CBT Interest Rate Swap
10 yr (Long)                                 49         5,281,281            Jun-05           (53,441)
Dow Jones Euro Stoxx
50 (Short)                                1,405        54,828,699            Jun-05           (95,854)
Euro 90 day (Long)                            7         1,688,488            Jun-05            (7,015)
Euro 90 day (Short)                         122        29,427,925            Jun-05            24,708
Euro 90 day (Long)                            7         1,680,438            Sep-05            (8,852)
Euro 90 day (Long)                            7         1,675,888            Dec-05            (8,965)
Euro 90 day (Long)                            3           717,150            Mar-06            (1,886)
Euro-Bobl 5 yr (Long)                        88        12,875,342            Jun-05            40,957
Euro-Bund 10 yr (Long)                      555        85,544,200            Jun-05           647,296
FTSE 100 Index (Short)                      600        55,690,065            Jun-05           666,864
Japanese Government Bond
10 yr (Long)                                 64        83,432,205            Jun-05         1,082,955
Russell 2000 Index Mini (Long)               55         3,398,450            Jun-05           (71,860)
Russell 2000 Index Mini (Short            2,100       129,759,000            Jun-05         3,786,090
S&P 500 Index (Long)                         43        12,726,925            Jun-05          (140,899)
S&P 500 Index Mini (Long)                 5,660       335,072,000            Jun-05        (7,779,673)
S&P 500 Index Mini (Short)                1,247        73,822,400            Jun-05         1,700,681
U.K. Gilt (Long)                            607       126,212,581            Jun-05           312,710
U.S. Treasury Bond (Long)                   394        43,881,750            Jun-05          (718,384)
U.S. Treasury Note
2 yr (Short)                                 59        12,206,547            Jun-05            53,292
U.S. Treasury Note
5 yr (Long)                                  67         7,175,281            Jun-05            24,553
U.S. Treasury Note
10 yr (Short)                             1,710       186,844,219            Jun-05         1,633,275
------------------------------------------------------------------------------------------------------
                                                                                           $1,077,642
------------------------------------------------------------------------------------------------------





Written options outstanding
at March 31, 2005 (Unaudited)
(premiums received $1,545)                                                        Balanced

Contract                                                           Expiration date/
amount                                                                 strike price             Value
------------------------------------------------------------------------------------------------------
50,350                            SPDR Trust Series                Apr 05 / $129.75                $5
------------------------------------------------------------------------------------------------------





TBA sale commitments outstanding
at March 31, 2005 (Unaudited)
(proceeds receivable $91,968,799)                                                 Balanced

                                                        Principal        Settlement
Agency                                                     amount              date             Value
------------------------------------------------------------------------------------------------------
FNMA, 6 1/2s, April 1, 2035                           $25,600,000           4/13/05       $26,564,000
FNMA, 5 1/2s, April 1, 2035                            15,135,000           4/13/05        15,157,466
FNMA, 5s, May 1, 2035                                  25,900,000           5/12/05        25,260,594
FNMA, 5s, April 1, 2035                                25,900,000           4/13/05        25,329,392
------------------------------------------------------------------------------------------------------
                                                                                          $92,311,452
------------------------------------------------------------------------------------------------------






Interest rate swap contracts outstanding
at March 31, 2005 (Unaudited)                                                     Balanced

                                                                                           Unrealized
                                                         Notional       Termination     appreciation/
                                                           amount              date    (depreciation)
------------------------------------------------------------------------------------------------------
Agreement with Bank of America, N.A. dated
January 12, 2005 to receive semi-annually the
notional amount multiplied by 4.106% and pay
quarterly the notional amount multiplied by the
three month USD-LIBOR.                                $27,200,000           1/14/10         $(492,409)

Agreement with JP Morgan Chase Bank dated
March 3, 2005 to receive semi-annually the
notional amount multiplied by 4.798% and pay
quarterly the notional amount multiplied by the
three month USD-LIBOR.                                 20,700,000            3/7/15          (206,817)

Agreement with Bank of America, N.A. dated
March 31, 2005 to pay semi-annually the notional
amount multiplied by 4.6375% and receive
quarterly the notional amount multiplied
by the three month USD-LIBOR.                          18,600,000            4/6/10                 8

Agreement with Bank of America, N.A. dated
January 26, 2004 to receive semi-annually the
notional amount multiplied by 5.2125% and pay
quarterly the notional amount multiplied by the
three month USD-LIBOR.                                 20,743,000           1/28/24           133,634

Agreement with Bank of America, N.A. dated
December 20, 2004 to pay semi-annually the
notional amount multiplied by 3.965% and
receive quarterly the notional amount
multiplied by the three month USD-LIBOR.               17,346,000          12/22/09           287,961

Agreement with Bank of America, N.A. dated
March 25, 2004 to pay semi-annually the
notional amount multiplied by 3.075% and
receive quarterly the notional amount
multiplied by the three month USD-LIBOR.                7,100,000           3/30/09           374,033

Agreement with Bank of America, N.A. dated
December 2, 2003 to receive semi-annually
the notional amount multiplied by 2.444%
and pay quarterly the notional amount
multiplied by the three month USD-LIBOR.                3,589,000           12/5/05            (6,709)

Agreement with Bank of America N.A. dated
December 12, 2003 to pay semi-annually the
notional amount multiplied by 2.1125% and
receive quarterly the notional amount
multiplied by the three month USD-LIBOR.                  374,000          12/16/05             2,047

Agreement with Credit Suisse First Boston
International dated March 5, 2004 to receive
semi-annually the notional amount multiplied
by 3.195% and pay quarterly the notional amount
multiplied by the three month USD-LIBOR.                9,662,000            3/9/09          (455,854)

Agreement with Credit Suisse First Boston
International dated July 7, 2004 to receive
semi-annually the notional amount multiplied
by 2.931% and pay quarterly the notional
amount multiplied by the three month USD-LIBOR.         5,321,200            7/9/06           (62,059)

Agreement with Deutsche Bank AG dated
July 31, 2002 to pay quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA and receive semi-annually
the notional amount multiplied by 5.7756%.              1,251,434            8/2/22            94,118

Agreement with Deutsche Bank AG dated
July 31, 2002 to receive semi-annually
the notional amount multiplied by the
three month USD-LIBOR-BBA and pay
quarterly the notional amount multiplied by
5.86%.                                                  1,404,369            8/2/32          (131,696)

Agreement with Goldman Sachs Capital Markets,
L.P. dated June 10, 2002 to pay quarterly
the notional amount multiplied by the three
month LIBOR-BBA and receive semi-annually the
notional amount multiplied by 5.405%.                   9,013,565           8/15/10          (352,924)

Agreement with Goldman Sachs Capital Markets,
L.P. dated July 30, 2002 to pay quarterly the
notional amount multiplied by the three month
USD-LIBOR-BBA and receive semi-annually the
notional amount multiplied by 5.845%.                   2,515,000            8/1/22           205,980

Agreement with Goldman Sachs Capital Markets,
L.P. dated July 30, 2002 to receive quarterly
the notional amount multiplied by the three month
USD-LIBOR-BBA and pay semi-annually the notional
amount multiplied by 5.919%.                            2,822,353            8/1/32          (285,345)

Agreement with Goldman Sachs Capital Markets,
L.P. dated August 8, 2002 to receive quarterly
the notional amount multiplied by the three month
USD-LIBOR-BBA and pay semi-annually the notional
amount multiplied by 5.689%.                            1,404,369           8/12/32           (92,953)

Agreement with Goldman Sachs Capital Markets,
L.P. dated August 8, 2002 to pay quarterly the
notional amount multiplied by the three month
USD-LIBOR-BBA and receive semi-annually the
notional amount multiplied by 5.601%.                   1,251,434           8/12/22            65,576

Agreement with Lehman Brothers Special Financing,
Inc. dated December 5, 2003 to receive
semi-annually the notional amount multiplied
by 2.23762% and pay quarterly the notional
amount multiplied by the three month USD-LIBOR-BBA.    11,525,000           12/9/05           (44,690)

Agreement with Lehman Brothers Special Financing,
Inc. dated January 22, 2004 to pay semi-annually
the notional amount multiplied by 1.999% and
receive quarterly the notional amount multiplied
by the three month USD-LIBOR-BBA.                       6,919,000           1/26/06           101,436

Agreement with Lehman Brothers Special Financing,
Inc. dated January 21, 2004 to pay semi-annually
the notional amount multiplied by 2.009% and
receive quarterly the notional amount multiplied
by the three month USD-LIBOR-BBA.                       6,752,000           1/23/06            97,385

Agreement with Lehman Brothers Special Financing,
Inc. dated January 21, 2004 to pay semi-annually
the notional amount multiplied by 2.008% and
receive quarterly the notional amount multiplied
by the three month USD-LIBOR-BBA.                       6,752,000           1/23/06            97,385

Agreement with Lehman Brothers Special Financing,
Inc. dated January 22, 2004 to pay semi-annually the
notional amount multiplied by 2.007% and receive
quarterly the notional amount multiplied by the
three month USD-LIBOR-BBA.                              3,627,000           1/26/06            52,925

Agreement with Lehman Brothers Special Financing,
Inc. dated January 22, 2004 to pay semi-annually
the notional amount multiplied by 4.375% and
receive quarterly the notional amount multiplied
by the three month USD-LIBOR-BBA.                       2,288,000           1/26/14            75,291

Agreement with Lehman Brothers Special Financing,
Inc. dated January 21, 2004 to pay semi-annually
the notional amount multiplied by 4.408% and
receive quarterly the notional amount multiplied
by the three month USD-LIBOR-BBA.                       2,232,000           1/23/14            67,997

Agreement with Lehman Brothers Special Financing,
Inc. dated January 21, 2004 to pay semi-annually
the notional amount multiplied by 4.419% and
receive quarterly the notional amount multiplied
by the three month USD-LIBOR-BBA.                       2,232,000           1/23/14            66,359

Agreement with Lehman Brothers Special Financing,
Inc. dated December 11, 2003 to pay semi-annually
the notional amount multiplied by 4.710% and receive
quarterly the notional amount multiplied by the
three month USD-LIBOR-BBA.                              2,247,000          12/15/13            (1,623)

Agreement with Lehman Brothers Special Financing,
Inc. dated July 31, 2002 to receive semi-annually
the notional amount multiplied by 5.7756% and pay
quarterly the notional amount multiplied by the
three month USD-LIBOR-BBA.                              1,251,434            8/2/22            93,465

Agreement with Lehman Brothers Special Financing,
Inc. dated January 22, 2004 to pay semi-annually the
notional amount multiplied by 4.379% and receive
quarterly the notional amount multiplied by the
three month USD-LIBOR-BBA.                              1,172,000           1/26/14            38,911

Agreement with Lehman Brothers Special Financing,
Inc. dated July 31, 2002 to pay semi-annually the
notional amount multiplied by 5.152% and receive
quarterly the notional amount multiplied by the
three month USD-LIBOR-BBA.                              1,216,226            8/2/12           (31,911)

Agreement with Lehman Brothers Special Financing,
Inc. dated December 12, 2003 to pay semi-annually
the notional amount multiplied by 4.579% and receive
quarterly the notional amount multiplied by the
three month USD-LIBOR-BBA.                              1,161,000          12/16/13            10,374

Agreement with Lehman Brothers Special Financing,
Inc. dated December 11, 2003 to pay semi-annually
the notional amount multiplied by 2.235% and receive
quarterly the notional amount multiplied by the
three month USD-LIBOR-BBA.                                537,000          12/15/05             2,249

Agreement with Lehman Brothers Special Financing,
Inc. dated December 9, 2003 to receive semi-annually
the notional amount multiplied by 4.641% and pay
quarterly the notional amount multiplied by the
three month USD-LIBOR-BBA.                                490,000          12/15/13            (2,151)

Agreement with Merrill Lynch Capital Services,
Inc. dated July 30, 2002 to pay quarterly the
notional amount multiplied by the three month
LIBOR-BBA and receive semi-annually the
notional amount multiplied by 5.845%.                   2,515,000            8/1/22           212,586

Agreement with Merrill Lynch Capital Services,
Inc. dated July 30, 2002 to receive semi-annually
the notional amount multiplied by the three
month LIBOR-BBA and pay the notional amount
multiplied by 5.204%.                                   2,444,243            8/1/12           (70,007)

Agreement with Merrill Lynch Capital Services,
Inc. dated August 8, 2002 to pay quarterly the
notional amount multiplied by the three month
USD-LIBOR-BBA and receive semi-annually the
notional amount multiplied by 5.601%.                   1,251,434           8/12/22            68,763

Agreement with Merrill Lynch Capital Services,
Inc. dated August 8, 2002 to receive quarterly
the notional amount multiplied by the three month
USD-LIBOR-BBA and pay semi-annually the notional
amount multiplied by 4.94%.                             1,216,226           8/13/12           (13,629)
------------------------------------------------------------------------------------------------------
                                                                                            $(102,294)
------------------------------------------------------------------------------------------------------





Total return swap contracts outstanding
at March 31, 2005 (Unaudited)                                                      Balanced

                                                                                           Unrealized
                                                         Notional       Termination     appreciation/
                                                           amount              date    (depreciation)
------------------------------------------------------------------------------------------------------
Agreement with Bank of America, N. A. dated
March 17, 2005 to receive (pay) at maturity
the notional amount multiplied by the positive
(negative) change in the S&P 500 Index six
month forward variance.                                $2,445,281           3/17/06          $128,395

Agreement with Morgan Stanley & Co.
International Ltd. dated March 1, 2005 to
receive at maturity the price appreciation on
the MSCI EMF Net Divs Reinvested USD and pay
at maturity the price depreciation on the MSCI
EMF Net Divs Reinvested USD and an accrual of the
six month USD-LIBOR less 100 basis points.             19,000,086            9/7/05        (1,514,042)

Agreement with Morgan Stanley & Co. International
Ltd. dated March 11, 2005 to receive at maturity
the price appreciation on the MSCI EMF Net Divs
Reinvested USD and pay at maturity the price
depreciation on the MSCI EMF Net Divs Reinvested
USD and an accrual of the two month USD-LIBOR
less 150 basis points.                                 37,199,977           5/10/05        (2,836,278)

Agreement with JP Morgan Chase Bank dated
September 14, 2004 to receive (pay) quarterly
the units multiplied by Russell 2000 Total
Return Index and receive quarterly the units
multiplied by the three month USD-LIBOR less
0.80%.                                                 18,704,722           9/15/05           435,378

Agreement with Lehman Brothers Special Financing,
Inc. dated January 25, 2005 to receive (pay)
monthly the notional amount multiplied by the
return of the Lehman Brothers U.S. High Yield
Index and receive monthly the notional amount
multiplied by the one month USD-LIBOR-BBA
minus 40 basis points.                                  8,999,866            2/1/06          (162,869)

Agreement with Deutsche Bank AG dated
January 31, 2005 to receive (pay) at maturity
the notional amount multiplied by the return
of the Lehman Brothers U.S. Corporate High
Yield Index and pay at maturity the notional
amount multiplied by the seven month
USD-LIBOR-BBA minus 50 basis points.                    3,999,770            9/1/05           (70,052)

Agreement with Citigroup Financial Products, Inc.
dated January 25, 2005 to receive at maturity the
notional amount multiplied by the nominal spread
appreciation of the Lehman Brothers AAA 8.5+
Commercial Mortgage Backed Securities Index adjusted
by a modified duration factor and an accrual of 25
basis points plus the beginning of the period nominal
spread of the Lehman Brothers AAA 8.5+ Commercial
Mortgage Backed Securities Index and pay at maturity
the notional amount multiplied by the nominal spread
depreciation of the Lehman Brothers AAA 8.5+
Commercial Mortgage Backed Securities Index
adjusted by a modified duration factor.                   500,000           7/31/05             1,336

Agreement with Citigroup Financial Products, Inc.
dated January 25, 2005 to receive at maturity the
notional amount multiplied by the nominal spread
appreciation of the Lehman Brothers AAA Commercial
Mortgage Backed Securities Index adjusted by a
modified duration factor and an accrual of -5 basis
points plus the beginning of the period nominal
spread of the Lehman Brothers AAA Commercial Mortgage
Backed Securities Index and pay at maturity the
notional amount multiplied by the nominal spread
depreciation of the Lehman Brothers AAA Commercial
Mortgage Backed Securities Index adjusted by a
modified duration factor.                                 500,000           7/31/05             1,581

Agreement with Deutsche Bank AG dated February 16,
2005 to receive (pay) semi-annually the notional
amount multiplied by the positive (negative) change
in the S&P 500 Index six month forward variance.        4,409,606           2/16/06         1,180,093

Agreement with Deutsche Bank AG dated December 29,
2004 to receive at maturity the notional amount
multiplied by the nominal spread appreciation of
the Lehman Brothers AAA Commercial Mortgage Backed
Securities Index adjusted by a modified duration
factor and an accrual of 7 basis points plus the
beginning of the period nominal spread of the
Lehman Brothers AAA Commercial Mortgage Backed
Securities Index and pay at maturity the notional
amount multiplied by the nominal spread depreciation
of the Lehman Brothers AAA Commercial Mortgage Backed
Securities Index and an accrual of 7 basis points
plus the beginning of the period nominal spread of
the Lehman Brothers AAA Commercial Mortgage Backed
Securities Index.                                       3,931,800            4/1/05            20,621

Agreement with Goldman Sachs Capital Markets, L.P.
dated October 29, 2004 to receive at maturity the
notional amount multiplied by the nominal spread
appreciation of the Lehman Brothers AAA 8.5+
Commercial Mortgage Backed Securities Index adjusted
by a modified duration factor and an accrual of 25
basis points plus the beginning of the period
nominal spread of the Lehman Brothers AAA 8.5+
Commercial Mortgage Backed Securities Index and
pay at maturity the notional amount multiplied by
the nominal spread depreciation of the Lehman
Brothers AAA 8.5+ Commercial Mortgage Backed
Securities Index adjusted by a modified duration
factor.                                                 7,431,161            5/1/05            37,134

Agreement with JP Morgan Chase Bank dated
February 28, 2005 to receive (pay) quarterly the
units multiplied by Standard and Poor's 500 Energy
Index and pay quarterly the units multiplied by
the three month USD-LIBOR less 30 basis points.        18,999,979           8/26/05          (161,875)

Agreement with Goldman Sachs Capital Markets, L.P.
dated December 29, 2004 to pay monthly the notional
amount multiplied by the spread depreciation of the
Lehman Brothers AAA Commercial Mortgage Backed
Securities Index adjusted by a modified duration
factor and receive monthly the notional amount
multiplied by the appreciation of the Lehman Brothers
AAA Commercial Mortgage Backed Securities Index plus
8 basis points.                                        40,907,000            7/1/05           216,275

Agreement with Goldman Sachs Capital Markets, L.P.
dated January 1, 2005 to pay on June 6, 2005 the
spread change multiplied by the sum of the notional
amount divided by 10,000 and multiplied by the
modified adjusted duration as identified on Bloomberg
as of January 1, 2005 and receive on June 6, 2005 the
notional amount multiplied by the sum of 0.43% plus
the nominal spread of the the Lehman Brothers
Commercial MBS Index on May 31, 2005.                   5,182,967            6/1/05            31,854

Agreement with JP Morgan Chase Bank dated February
24, 2005 to receive (pay) at maturity the units
multiplied by Standard and Poor's 500 Financial Index
and receive at maturity the units multiplied by the
three month USD-LIBOR less 40 basis points.            18,999,958           8/24/05           789,781

Agreement with Morgan Stanley Capital Services, Inc.
dated April 7, 2004 to pay quarterly the notional
amount multiplied by the appreciation of the Russell
2000 Index plus dividends and receive quarterly the
notional amount multiplied by the depreciation of the
Russell 2000 Index plus the three month LIBOR less 60
basis points.                                         118,720,323            4/8/05         1,134,135
------------------------------------------------------------------------------------------------------
                                                                                            $(768,533)
------------------------------------------------------------------------------------------------------


Credit default contracts outstanding
at March 31, 2005 (Unaudited)                                                      Balanced

                                                                                           Unrealized
                                                                           Notional     appreciation/
                                                                             amount    (depreciation)
------------------------------------------------------------------------------------------------------
Agreement with Bank America effective January 10,
2005, maturing on March 20, 2010, to receive a
premium based on the difference between the original
spread on issue and the market spread on day of
execution and pay quarterly 50 basis points times the
notional amount. Upon a credit default event of any
reference entity within the 5 year CDX IG Series 3
Index, the fund makes a payment of the proportional
notional amount times the difference between the par
value and the then-market value of the reference
entity within the 5 year CDX IG Series 3 Index.                          $8,400,000           $3,562

Agreement with Bank of America effective January 31,
2005 maturing on March 20, 2010, to receive quarterly
18.5 basis points times the notional amount. Upon a
credit default event of any FNMA senior note, the
fund makes a payment of the proportional notional
amount times the difference between the par value and
the then-market value of any FNMA senior note.                            6,000,000            1,006

Agreement with Bank of America effective February 25,
2005, maturing on March 20, 2010, to receive
quarterly the notional amount times 18.75 basis
points per annum. Upon a credit default event of
FNMA, 5.375%, November 15, 2011, the fund makes a
payment of the propor tional notional amount times
the difference between the par value and the
then-market value of FNMA, 5.375%, November 15, 2011.                     4,000,000              220

Agreement with Bank of America, N.A. effective
November 24, 2004, maturing on April 15, 2010, to
receive a premium equal to 2.58315% times the
notional amount. Upon a credit default event of any
News Corp. senior note or bond, the fund makes a
payment of the proportional notional amount times the
difference between the par value and the then-market
value of the defaulted News Corp. senior note or
bond.                                                                       145,000              638

Agreement with Credit Suisse First Boston Inter
national effective February 18, 2005, maturing on
March 20, 2010, to receive quarterly the notional
amount times 19 basis points per annum. Upon a credit
default event of FNMA, 5.25%, August 1, 2012, the
fund makes a payment of the propor tional notional
amount times the difference between the par value and
the then-market value of FNMA, 5.25%, August 1, 2012.                     2,000,000             (713)

Agreement with Deutsche Bank AG effective September
9, 2004, maturing on September 20, 2014, to receive a
quarterly payment of 0.58% times the notional amount.
Upon a credit default event of any CVS senior note,
the fund makes a payment of the proportional notional
amount times the difference between the par value and
the then-market value of any CVS senior note.                                95,000              772

Agreement with Goldman Sachs effective September 2,
2004, terminating on the date on which the notional
amount is reduced to zero or the date on which the
assets securing the reference obligation are
liquidated, the fund receives a payment of the
outstanding notional amount times 2.35% and the fund
pays in the event of a credit default in one of the
underlying securities in the basket of BB CMBS
securities.                                                                 534,519           26,153

Agreement with Goldman Sachs effective September 2,
2004, terminating on the date on which the notional
amount is reduced to zero or the date on which the
assets securing the reference obligation are
liquidated, the fund receives a payment of the
outstanding notional amount times 2.55625% and the
fund pays in the event of a credit default in one of
the underlying securities in the basket of BB CMBS
securities.                                                                 534,519           13,827

Agreement with Goldman Sachs effective September 2,
2004, terminating on the date on which the notional
amount is reduced to zero or the date on which the
assets securing the reference obligation are
liquidated, the fund receives a payment of the
outstanding notional amount times 2.4625% and the
fund pays in the event of a credit default in one of
the underlying securities in the basket of BB CMBS
securities.                                                                 267,259           12,212

Agreement with Goldman Sachs effective September 2,
2004, terminating on the date on which the notional
amount is reduced to zero or the date on which the
assets securing the reference obligation are
liquidated, the fund receives a payment of the
outstanding notional amount times 2.433% and the fund
pays in the event of a credit default in one of the
underlying securities in the basket of BB CMBS
securities.                                                                 200,444            8,648

Agreement with Goldman Sachs effective September 2,
2004, terminating on the date on which the notional
amount is reduced to zero or the date on which the
assets securing the reference obligation are
liquidated, the fund receives a payment of the
outstanding notional amount times 2.475% and the fund
pays in the event of a credit default in one of the
underlying securities in the basket of BB CMBS
securities.                                                                 133,630            4,290

Agreement with Goldman Sachs effective September 2,
2004, terminating on the date on which the notional
amount is reduced to zero or the date on which the
assets securing the reference obligation are
liquidated, the fund receives a payment of the
outstanding notional amount times 2.5% and the fund
pays in the event of a credit default in one of the
underlying securities in the basket of BB CMBS
securities.                                                                  66,815            4,180

Agreement with Goldman Sachs effective September 2,
2004, terminating on the date on which the notional
amount is reduced to zero or the date on which the
assets securing the reference obligation are
liquidated, the fund receives a payment of the
outstanding notional amount times 2.6% and the fund
pays in the event of a credit default in one of the
underlying securities in the basket of BB CMBS
securities.                                                                  66,815              654

Agreement with Lehman Brothers Finance, S.A.
effective March 30, 2005, maturing on June 20, 2010,
to pay a premium based on the difference between the
original spread on issue and the market spread on day
of execution and pay quarterly 40 basis points times
the notional amount. Upon a credit default event of a
reference entity within the IG 5 year CDX Series 4
Index, the fund receives a payment of the
proportional notional amount times the difference
between the par value and the then-market value of
the reference entity within the IG 5 year CDX Series
4 Index.                                                                    640,000               --

Agreement with Bank of America N.A. effective March
31, 2005, maturing on June 20, 2010, to pay a premium
based on the difference between the original spread
on issue and the market spread on day of execution
and pay quarterly 40 basis points times the notional
amount. Upon a credit default event of a refer ence
entity within the DJ IG 5 year CDX Series 4 Index,
the fund receives a payment of the propor tional
notional amount times the differ ence between the par
value and the then-market value of the reference
entity within the DJ IG 5 year CDX Series 4 Index.                          640,000               --

Agreement with Bank of America, N.A. effective March
31, 2005, maturing on June 20, 2010, to receive a
premium based on the difference between the original
spread on issue and the market spread on day of
execution and receive quarterly 40 basis points times
the notional amount. Upon a credit default event of a
refer ence entity within the DJ IG CDX 5 year Series
4 Index, the fund makes a payment of the propor
tional notional amount times the dif fer ence between
the par value and the then-market value of the
reference entity within the DJ IG CDX 5 year Series 4
Index.                                                                      640,000               --

Agreement with Lehman Brothers Finance, S.A.
effective March 30, 2005, maturing on June 20, 2010,
to receive quarterly 63.5 basis points times the
notional amount. Upon a credit default event of any
reference entity within the DJ IG CDX Series 4 Index
that the counterparties agree advances within the
7-10 Loss Basket of the Index, the fund makes a
payment of the propor tional notional amount times
the difference between the par value and the
then-market value of the reference entity within the
DJ IG CDX Series 4 Index.                                                   640,000          (10,816)
------------------------------------------------------------------------------------------------------
                                                                                             $64,633
------------------------------------------------------------------------------------------------------







Forward currency contracts to buy
at March 31, 2005 (Unaudited)
(aggregate face value $47,604,769)                                              Conservative

                                                                                            Unrealized
                                                        Aggregate          Delivery      appreciation/
                                          Value        face value              date     (depreciation)
------------------------------------------------------------------------------------------------------
Australian Dollar                   $12,755,184       $12,772,352           4/20/05          $(17,168)
British Pound                        10,973,694        11,031,364           6/15/05           (57,670)
Canadian Dollar                       3,318,033         3,309,950           4/20/05             8,083
Danish Krone                            820,921           829,953           6/15/05            (9,032)
Euro                                  4,431,251         4,528,934           6/15/05           (97,683)
Hong Kong Dollar                        382,738           387,189           5/18/05            (4,451)
Japanese Yen                          3,674,010         3,784,358           5/18/05          (110,348)
New Zealand Dollar                      737,747           736,270           4/20/05             1,477
Norwegian Krone                       3,430,293         3,535,551           6/15/05          (105,258)
Singapore Dollar                      1,485,086         1,492,614           5/18/05            (7,528)
South Korean Won                      1,090,075         1,095,080           5/18/05            (5,005)
Swedish Krona                           166,662           170,500           6/15/05            (3,838)
Swiss Franc                           2,812,271         2,814,596           6/15/05            (2,325)
Taiwan Dollar                         1,141,138         1,116,058           5/18/05            25,080
------------------------------------------------------------------------------------------------------
                                                                                            $(385,666)
------------------------------------------------------------------------------------------------------





Forward currency contracts to sell
at March 31, 2005 (Unaudited)
(aggregate face value $67,628,152)                                              Conservative

                                                                                            Unrealized
                                                        Aggregate          Delivery      appreciation/
                                          Value        face value              date     (depreciation)
------------------------------------------------------------------------------------------------------
Australian Dollar                    $2,179,838        $2,193,902           4/20/05           $14,064
British Pound                        12,849,002        12,914,250           6/15/05            65,248
Canadian Dollar                      16,336,477        16,216,898           4/20/05          (119,579)
Euro                                 13,793,745        13,894,035           6/15/05           100,290
Japanese Yen                          5,161,045         5,342,677           5/18/05           181,632
Norwegian Krone                       1,838,040         1,854,074           6/15/05            16,034
Swedish Krona                         7,758,306         7,908,716           6/15/05           150,410
Swiss Franc                           7,114,245         7,303,600           6/15/05           189,355
------------------------------------------------------------------------------------------------------
                                                                                             $597,454
------------------------------------------------------------------------------------------------------





Futures contracts outstanding
at March 31, 2005 (Unaudited)                                                   Conservative

                                                                                            Unrealized
                                      Number of                          Expiration      appreciation/
                                      contracts             Value              date     (depreciation)
------------------------------------------------------------------------------------------------------
Canadian Government Bond
10 yr (Long)                                 25        $2,304,894            Jun-05           $(8,567)
CBT Interest Rate Swap
10 yr (Long)                                154        16,598,313            Jun-05          (167,028)
Dow Jones Euro Stoxx
50 (Short)                                  655        25,560,710            Jun-05           (44,686)
Euro 90 day (Long)                            5         1,206,063            Jun-05            (4,744)
Euro 90 day (Short)                          59        14,231,538            Jun-05            11,948
Euro 90 day (Long)                            5         1,200,313            Sep-05            (6,057)
Euro 90 day (Long)                            4           957,650            Dec-05            (5,591)
Euro 90 day (Long)                            2           478,100            Mar-06            (1,258)
Euro-Bobl 5 yr (Long)                        83        12,143,789            Jun-05            38,630
Euro-Bund 10 yr (Long)                      356        54,871,596            Jun-05           415,204
FTSE 100 Index (Short)                      171        15,871,669            Jun-05           190,056
Japanese Government Bond
10 yr (Long)                                 39        50,841,500            Jun-05           659,925
Russell 2000 Index
Mini (Short)                                 65         4,016,350            Jun-05           116,460
S&P 500 Index (Long)                          7         2,071,825            Jun-05            (7,212)
S&P 500 Index Mini (Long)                   995        58,904,000            Jun-05        (1,367,628)
S&P 500 Index Mini (Short)                  581        34,395,200            Jun-05           792,398
U.K. Gilt (Long)                            300        62,378,541            Jun-05           155,233
U.S. Treasury Bond (Long)                   334        37,199,250            Jun-05          (588,156)
U.S. Treasury Note
2 yr (Short)                                 36         7,448,063            Jun-05            32,517
U.S. Treasury Note
5 yr (Long)                                 693        74,215,969            Jun-05          (304,655)
U.S. Treasury Note
10 yr (Short)                             1,198       130,900,219            Jun-05           977,871
------------------------------------------------------------------------------------------------------
                                                                                             $884,660
------------------------------------------------------------------------------------------------------





TBA sale commitments outstanding
at March 31, 2005 (Unaudited)
(proceeds receivable $82,658,989)                                               Conservative

                                                        Principal        Settlement
Agency                                                     amount              date             Value
------------------------------------------------------------------------------------------------------
FNMA, 6 1/2s, April 1, 2035                           $24,400,000           4/13/05       $25,318,811
FNMA, 5 1/2s, April 1, 2035                             9,438,000           4/13/05         9,452,010
FNMA, 5s, May 1, 2035                                  24,700,000           5/12/05        24,090,219
FNMA, 5s, April 1, 2035                                24,700,000           4/13/05        24,155,829
------------------------------------------------------------------------------------------------------
                                                                                          $83,016,869
------------------------------------------------------------------------------------------------------





Interest rate swap contracts outstanding
at March 31, 2005 (Unaudited)                                                   Conservative

                                                                                            Unrealized
                                                         Notional       Termination      appreciation/
                                                           amount              date     (depreciation)
------------------------------------------------------------------------------------------------------
Agreement with JP Morgan Chase Bank dated
March 3, 2005 to receive semi-annually the
notional amount multiplied by 4.798% and pay
quarterly the notional amount multiplied by
the three month USD-LIBOR.                            $22,000,000            3/7/15         $(219,805)

Agreement with Bank of America, N.A. dated
March 31, 2005 to pay semi-annually the
notional amount multiplied by 4.6375% and
receive quarterly the notional amount
multiplied by the three month USD-LIBOR.               15,300,000            4/6/10                --

Agreement with Bank of America, N.A. dated
January 12, 2005 to receive semi-annually the
notional amount multiplied by 4.106% and pay
quarterly the notional amount multiplied by
the three month USD-LIBOR.                             12,300,000           1/14/10          (222,670)

Agreement with Bank of America, N.A. dated
January 26, 2004 to receive semi-annually the
notional amount multiplied by 5.2125% and pay
quarterly the notional amount multiplied by
the three month USD-LIBOR.                             18,177,000           1/28/24           117,103

Agreement with Bank of America, N.A. dated
December 20, 2004 to pay semi-annually the
notional amount multiplied by 3.965% and
receive quarterly the notional amount
multiplied by the three month USD-LIBOR.               13,689,000          12/22/09           227,251

Agreement with Bank of America, N.A. dated
March 25, 2004 to pay semi-annually the
notional amount multiplied by 3.075% and
receive quarterly the notional amount
multiplied by the three month USD-LIBOR.                7,000,000           3/30/09           368,766

Agreement with Bank of America, N.A. dated
December 2, 2003 to receive semi-annually the
notional amount multiplied by 2.444% and pay
quarterly the notional amount multiplied by
the three month USD LIBOR.                              5,128,000           12/5/05            (9,584)

Agreement with Bank of America N.A. dated
December 12, 2003 to pay semi-annually the
notional amount multiplied by 2.1125% and
receive quarterly the notional amount
multiplied by the three month USD-LIBOR.                  260,000          12/16/05             1,423

Agreement with Credit Suisse First Boston
International dated November 15, 2004 to pay
semi-annually the notional amount multiplied
by 3.947% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR.                                             19,400,000          11/17/09           294,490

Agreement with Credit Suisse First Boston
International dated July 7, 2004 to receive
semi-annually the notional amount multiplied
by 2.931% and pay quarterly the notional
amount multiplied by the three month
USD-LIBOR.                                              4,766,100            7/9/06           (55,585)

Agreement with Deutsche Bank AG dated July
31, 2002 to pay quarterly the notional amount
multiplied by the three month  USD-LIBOR-BBA
and receive semi-annually the notional amount
multiplied by 5.7756%.                                    824,399            8/2/22            62,001

Agreement with Deutsche Bank AG dated July
31, 2002 to receive semi-annually the
notional amount multiplied by the three month
USD-LIBOR-BBA and pay quarterly the notional
amount multiplied by 5.86%.                               925,147            8/2/32           (86,756)

Agreement with Goldman Sachs Capital Markets,
L.P. dated June 10, 2002 to pay quarterly the
notional amount multiplied by the three month
LIBOR-BBA and receive semi-annually the
notional amount multiplied by 5.405%.                   5,675,208           8/15/10          (222,211)

Agreement with Goldman Sachs Capital Markets,
L.P. dated July 30, 2002 to pay quarterly the
notional amount multiplied by the three month
USD-LIBOR-BBA and receive semi-annually the
notional amount multiplied by 5.845%.                   1,650,000            8/1/22           135,136

Agreement with Goldman Sachs Capital Markets,
L.P. dated July 30, 2002 to receive quarterly
the notional amount multiplied by the three
month USD-LIBOR-BBA and pay semi-annually the
notional amount multiplied by 5.919%.                   1,851,643            8/1/32          (187,204)

Agreement with Goldman Sachs Capital Markets,
L.P. dated August 8, 2002 to receive
quarterly the notional amount multiplied by
the three month USD-LIBOR-BBA and pay
semi-annually the notional amount multiplied
by 5.689%.                                                925,147           8/12/32           (61,234)

Agreement with Goldman Sachs Capital Markets,
L.P. dated August 8, 2002 to pay quarterly
the notional amount multiplied by the three
month USD-LIBOR-BBA and receive semi-annually
the notional amount multiplied by 5.601%.                 824,399           8/12/22            43,198

Agreement with Lehman Brothers Special
Financing, Inc. dated December 9, 2003 to
receive semi-annually the notional amount
multiplied by 4.641% and pay quarterly the
notional amount multiplied by the three month
USD-LIBOR-BBA.                                         15,537,000          12/15/13           (68,213)

Agreement with Lehman Brothers Special
Financing, Inc. dated January 22, 2004 to pay
semi-annually the notional amount multiplied
by 1.999% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.                                         15,043,000           1/26/06           220,539

Agreement with Lehman Brothers Special
Financing, Inc. dated January 21, 2004 to pay
semi-annually the notional amount multiplied
by 2.009% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.                                         14,679,000           1/23/06           211,717

Agreement with Lehman Brothers Special
Financing, Inc. dated January 21, 2004 to pay
semi-annually the notional amount multiplied
by 2.008% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.                                         14,679,000           1/23/06           211,717

Agreement with Lehman Brothers Special
Financing, Inc. dated December 5, 2003 to
receive semi-annually the notional amount
multiplied by 2.23762% and pay quarterly the
notional amount multiplied by the three month
USD-LIBOR-BBA.                                         10,593,000           12/9/05           (41,075)

Agreement with Lehman Brothers Special
Financing, Inc. dated January 22, 2004 to pay
semi-annually the notional amount multiplied
by 2.007% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.                                          7,885,000           1/26/06           115,058

Agreement with Lehman Brothers Special
Financing, Inc. dated January 21, 2004 to pay
semi-annually the notional amount multiplied
by 4.408% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.                                          4,853,000           1/23/14           147,845

Agreement with Lehman Brothers Special
Financing, Inc. dated January 21, 2004 to pay
semi-annually the notional amount multiplied
by 4.419% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.                                          4,853,000           1/23/14           144,282

Agreement with Lehman Brothers Special
Financing, Inc. dated December 11, 2003 to
pay semi-annually the notional amount
multiplied by 4.710% and receive quarterly
the notional amount multiplied by the three
month USD-LIBOR-BBA.                                    2,096,000          12/15/13            (1,514)

Agreement with Lehman Brothers Special
Financing, Inc. dated July 31, 2002 to
receive semi-annually the notional amount
multiplied by 5.7756% and pay quarterly the
notional amount multiplied by the three month
USD-LIBOR-BBA.                                            824,399            8/2/22            61,571

Agreement with Lehman Brothers Special
Financing, Inc. dated December 12, 2003 to
pay semi-annually the notional amount
multiplied by 4.579% and receive quarterly
the notional amount multiplied by the three
month USD-LIBOR-BBA.                                      808,000          12/16/13             7,219

Agreement with Lehman Brothers Special
Financing, Inc. dated July 31, 2002 to pay
semi-annually the notional amount multiplied
by 5.152% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.                                            801,206            8/2/12           (21,021)

Agreement with Lehman Brothers Special
Financing, Inc. dated December 11, 2003 to
pay semi-annually the notional amount
multiplied by 2.235% and receive quarterly
the notional amount multiplied by the three
month USD-LIBOR-BBA.                                      501,000          12/15/05             2,098

Agreement with Merrill Lynch Capital
Services, Inc. dated July 30, 2002 to pay
quarterly the notional amount multiplied by
the three month LIBOR-BBA and receive
semi-annually the notional amount multiplied
by 5.845%.                                              1,650,000            8/1/22           139,471

Agreement with Merrill Lynch Capital
Services, Inc. dated July 30, 2002 to receive
semi-annually the notional amount multiplied
by the three month LIBOR-BBA and pay the
notional amount multiplied by 5.204%.                   1,603,579            8/1/12           (45,929)

Agreement with Merrill Lynch Capital
Services, Inc. dated August 8, 2002 to pay
quarterly the notional amount multiplied by
the three month USD-LIBOR-BBA and receive
semi-annually the notional amount multiplied
by 5.601%.                                                824,399           8/12/22            45,298

Agreement with Merrill Lynch Capital
Services, Inc. dated August 8, 2002 to
receive quarterly the notional amount
multiplied by the three month USD-LIBOR-BBA
and pay semi-annually the notional amount
multiplied by 4.94%.                                      801,206           8/13/12            (8,978)
------------------------------------------------------------------------------------------------------
                                                                                           $1,304,404
------------------------------------------------------------------------------------------------------





Total return swap contracts outstanding
at March 31, 2005 (Unaudited)                                                   Conservative

                                                                                            Unrealized
                                                         Notional       Termination      appreciation/
                                                           amount              date     (depreciation)
------------------------------------------------------------------------------------------------------
Agreement with Bank of America, N. A. dated
March 17, 2005 to receive (pay) at maturity
the notional amount multiplied by the
positive (negative) change in the S&P 500
Index six month forward variance.                      $1,134,788           3/17/06           $59,584

Agreement with Morgan Stanley & Co.
International Ltd. dated March 1, 2005 to
receive at maturity the price appreciation on
the MSCI EMF Net Divs Reinvested USD and pay
at maturity the price depreciation on the
MSCI EMF Net Divs Reinvested USD and an
accrual of the six month USD-LIBOR less 100
basis points.                                           8,999,918            9/7/05          (717,168)

Agreement with Morgan Stanley & Co.
International Ltd. dated March 11, 2005 to
receive at maturity the price appreciation on
the MSCI EMF Net Divs Reinvested USD and pay
at maturity the price depreciation on the
MSCI EMF Net Divs Reinvested USD and an
accrual of the two month USD-LIBOR less 150
basis points.                                          16,739,961           5/10/05        (1,276,324)

Agreement with JP Morgan Chase Bank dated
September 14, 2004 to receive (pay) quarterly
the units multiplied by Russell 2000 Total
Return Index and receive quarterly the units
multiplied by the three month USD-LIBOR less
0.80%.                                                 20,605,175           9/15/05           479,614

Agreement with JP Morgan Chase Bank dated
February 24, 2005 to receive (pay) at
maturity the units multiplied by Standard and
Poor's 500 Financial Index and receive at
maturity the units multiplied by the three
month USD-LIBOR less 40 basis points.                   9,000,127           8/24/05           374,113

Agreement with Deutsche Bank AG dated
February 16, 2005 to receive (pay)
semi-annually the notional amount multiplied
by the positive (negative) change in the S&P
500 Index six month forward variance.                   2,064,841           2/16/06           552,590

Agreement with JP Morgan Chase Bank dated
February 28, 2005 to receive (pay) quarterly
the units multiplied by Standard and Poor's
500 Energy Index and pay quarterly the units
multi plied by the three month USD-LIBOR less
30 basis points.                                        8,999,847           8/26/05           (76,675)

Agreement with Lehman Brothers Special
Financing, Inc. dated January 25, 2005 to
receive (pay) monthly the notional amount
multiplied by the return of the Lehman
Brothers U.S. High Yield Index and receive
monthly the notional amount multiplied by the
one month USD-LIBOR-BBA minus 40 basis
points.                                                 4,499,933            2/1/06           (81,434)

Agreement with Deutsche Bank AG dated January
31, 2005 to receive (pay) at maturity the
notional amount multiplied by the return of
the Lehman Brothers U.S. Corporate High Yield
Index and pay at maturity the notional amount
multiplied by the seven month USD-LIBOR-BBA
minus 50 basis points.                                  1,999,885            9/1/05           (35,026)

Agreement with Goldman Sachs Capital Markets,
L.P. dated October 29, 2004 to receive at
maturity the notional amount multiplied by
the nominal spread appreciation of the Lehman
Brothers AAA 8.5+ Commercial Mortgage Backed
Securities Index adjusted by a modified
duration factor and an accrual of 25 basis
points plus the beginning of the period
nominal spread of the Lehman Brothers AAA
8.5+ Commercial Mortgage Backed Securities
Index and pay at maturity the notional amount
multiplied by the nominal spread depreciation
of the Lehman Brothers AAA 8.5+ Commercial
Mortgage Backed Securities Index adjusted by
a modified duration factor.                             6,883,442            5/1/05            34,397

Agreement with Deutsche Bank AG dated
December 29, 2004 to receive at maturity the
notional amount multiplied by the nominal
spread appreciation of the Lehman Brothers
AAA Commercial Mortgage Backed Securities
Index adjusted by a modified duration factor
and an accrual of 7 basis points plus the
beginning of the period nominal spread of the
Lehman Brothers AAA Commercial Mortgage
Backed Securities Index and pay at maturity
the notional amount multiplied by the nominal
spread depreciation of the Lehman Brothers
AAA Commercial Mortgage Backed Securities
Index and an accrual of 7 basis points plus
the beginning of the period nominal spread of
the Lehman Brothers AAA Commercial Mortgage
Backed Securities Index.                                3,425,500            4/1/05            17,965

Agreement with Goldman Sachs Capital Markets,
L.P. dated December 29, 2004 to pay monthly
the notional amount multiplied by the spread
depreciation of the Lehman Brothers AAA
Commercial Mortgage Backed Securities Index
adjusted by a modified duration factor and
receive monthly the notional amount
multiplied by the appreciation of the Lehman
Brothers AAA Commercial Mortgage Backed
Securities Index plus 8 basis points.                  42,782,000            7/1/05           226,188

Agreement with Goldman Sachs Capital Markets,
L.P. dated January 1, 2005 to pay on June 6,
2005 the spread change multiplied by the sum
of the notional amount divided by 10,000 and
multiplied by the modified adjusted duration
as identified on Bloomberg as of January 1,
2005 and receive on June 6, 2005 the notional
amount multiplied by the sum of 0.43% plus
the nominal spread of the the Lehman Brothers
Commercial MBS Index on May 31, 2005.                   4,515,522            6/1/05            27,752

Agreement with Morgan Stanley Capital Ser
vices, Inc. dated April 7, 2004 to pay
quarterly the notional amount multiplied by
the apprecia tion of the Russell 2000 Index
plus dividends and receive quarterly the
notional amount multiplied by the
depreciation of the Russell 2000 Index plus
the three month LIBOR less 60 basis points.            13,217,662            4/8/05           126,269
------------------------------------------------------------------------------------------------------
                                                                                            $(288,155)
------------------------------------------------------------------------------------------------------





Credit default contracts outstanding
at March 31, 2005 (Unaudited)                                                   Conservative

                                                                                            Unrealized
                                                                           Notional      appreciation/
                                                                             amount     (depreciation)
------------------------------------------------------------------------------------------------------
Agreement with Bank of America effective January 31, 2005,
maturing on March 20, 2010, to receive quarterly 18.5 basis
points times the notional amount. Upon a credit default event of any FNMA senior note, the fund makes a payment of the
proportional notional amount times the difference between the par
value and the then-market value of any FNMA senior note.                 $5,900,000              $989

Agreement with Bank of America effective February 25, 2005,
maturing on March 20, 2010, to receive quarterly the notional amount times 18.75 basis points per annum. Upon a credit default event of FNMA, 5.375%, November 15, 2011, the fund makes a
payment of the proportional notional amount times the difference between the par value and the then-market value of FNMA, 5.375%,
November 15, 2011.                                                        4,000,000               220

Agreement with Bank of America, N.A. effective November 24, 2004, maturing on April 15, 2010, to receive a premium equal to
2.58315% times the notional amount. Upon a credit default event of any News Corp. senior note or bond, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the defaulted News
Corp. senior note or bond.                                                  140,000               615

Agreement with Credit Suisse First Boston International effective
February 18, 2005, maturing on March 20, 2010, to receive
quarterly the notional amount times 19 basis points per annum.
Upon a credit default event of FNMA, 5.25%, August 1, 2012, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of
FNMA, 5.25%, August 1, 2012.                                              2,000,000              (713)

Agreement with Deutsche Bank AG effective September 9, 2004, maturing on September 20, 2014, to receive a quarterly payment of
0.58% times the notional amount. Upon a credit default event of any CVS senior note, the fund makes a payment of the proportional notional amount times the difference between the par value and
the then-market value of any CVS senior note.                               125,000             1,016

Agreement with Goldman Sachs effective September 2, 2004,
terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.35% and the fund pays in the event of a credit default in one of the underlying securities in
the basket of BB CMBS securities.                                           497,185            24,326

Agreement with Goldman Sachs effective September 2, 2004,
terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.55625% and the fund pays in the event of a credit default in one of the underlying securities
in the basket of BB CMBS securities.                                        497,185            12,861

Agreement with Goldman Sachs effective September 2, 2004,
terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.4625% and the fund pays in the event of a credit default in one of the underlying securities
in the basket of BB CMBS securities.                                        248,593            11,358

Agreement with Goldman Sachs effective September 2, 2004,
terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.433% and the fund pays in the event of a credit default in one of the underlying securities in
the basket of BB CMBS securities.                                           186,444             8,045

Agreement with Goldman Sachs effective September 2, 2004,
terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.475% and the fund pays in the event of a credit default in one of the underlying securities in
the basket of BB CMBS securities.                                           124,296             3,991

Agreement with Goldman Sachs effective September 2, 2004,
terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.5% and the fund pays in the event of a credit default in one of the underlying securities in
the basket of BB CMBS securities.                                            62,148             3,889

Agreement with Goldman Sachs effective September 2, 2004,
terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.6% and the fund pays in the event of a credit default in one of the underlying securities in
the basket of BB CMBS securities.                                            62,148               609

Agreement with Lehman Brothers Finance, S.A. effective March 30,
2005, maturing on June 20, 2010, to pay a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly 40 basis points times the notional amount. Upon a credit default event of a
reference entity within the IG 5 year CDX Series 4 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of
the reference entity within the IG 5 year CDX Series 4 Index.               609,000             2,525

Agreement with Bank of America N.A. effective March 31, 2005, maturing on June 20, 2010, to pay a premium based on the
difference between the original spread on issue and the market spread on day of execution and pay quarterly 40 basis points times the notional amount. Upon a credit default event of a
reference entity within the DJ IG 5 year CDX Series 4 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of
the reference entity within the DJ IG 5 year CDX Series 4 Index.            609,000                --

Agreement with Bank of America, N.A. effective March 31, 2005, maturing on June 20, 2010, to receive a premium based on the difference between the original spread on issue and the market spread on day of execution and receive quarterly 40 basis points times the notional amount. Upon a credit default event of a
reference entity within the DJ IG CDX 5 year Series 4 Index, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of
the reference entity within the DJ IG CDX 5 year Series 4 Index.            609,000                --

Agreement with Lehman Brothers Finance, S.A. effective March 30,
2005, maturing on June 20, 2010, to receive quarterly 63.5 basis points times the notional amount. Upon a credit default event of any reference entity within the DJ IG CDX Series 4 Index that the counterparties agree advances within the 7-10 Loss Basket of the
Index, the fund makes a payment of the proportional notional amount times the difference between the par value and the
then-market value of the reference entity within the DJ IG CDX
Series 4 Index.                                                             609,000           (10,292)
------------------------------------------------------------------------------------------------------
                                                                                              $59,439
------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.






Statement of assets and liabilities
March 31, 2005 (Unaudited)

Putnam Asset Allocation:  Growth Portfolio

Assets
-------------------------------------------------------------------------------
Investment in securities, at value, including $42,116,708  of securities on loan (Note 1):
-------------------------------------------------------------------------------
Unaffiliated issuers (identified cost $1,226,920,850)          $1,316,000,937
-------------------------------------------------------------------------------
Affiliated issuers (identified cost $94,750,142) (Note 5)          94,750,142
-------------------------------------------------------------------------------
Cash                                                                4,481,916
-------------------------------------------------------------------------------
Foreign currency (cost $5,587,350) (Note 1)                         5,614,339
-------------------------------------------------------------------------------
Dividends, interest and other receivables                           4,935,287
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                              2,843,116
-------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                              693,146
-------------------------------------------------------------------------------
Receivable for securities sold                                     20,012,439
-------------------------------------------------------------------------------
Receivable for sales of delayed delivery securities (Note 1)       21,396,285
-------------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)             2,749,553
-------------------------------------------------------------------------------
Receivable for closed forward currency contracts (Note 1)           3,273,968
-------------------------------------------------------------------------------
Receivable for open swap contracts (Note 1)                         4,203,740
-------------------------------------------------------------------------------
Receivable for closed swap contracts (Note 1)                          40,439
-------------------------------------------------------------------------------
Receivable for open credit default contracts (Note 1)                     206
-------------------------------------------------------------------------------
Total assets                                                    1,480,995,513

Liabilities
-------------------------------------------------------------------------------
Payable for securities purchased                                   17,896,952
-------------------------------------------------------------------------------
Payable for purchases of delayed delivery securities (Note 1)      33,571,597
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                         18,038,248
-------------------------------------------------------------------------------
Payable for compensation of Manager (Notes 2 and 5)                 1,998,452
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            420,739
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                128,977
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            2,169
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                730,854
-------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                 43,489,403
-------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                2,030,081
-------------------------------------------------------------------------------
Payable for closed forward currency contracts (Note 1)              3,059,857
-------------------------------------------------------------------------------
Payable for open swap contracts (Note 1)                            1,106,661
-------------------------------------------------------------------------------
Payable for closed swap contracts (Note 1)                              5,041
-------------------------------------------------------------------------------
Payable for open credit default contracts (Note 1)                        107
-------------------------------------------------------------------------------
TBA sale commitments, at value (proceeds receivable
$20,838,245) (Note 1)                                              20,925,734
-------------------------------------------------------------------------------
Other accrued expenses                                                340,699
-------------------------------------------------------------------------------
Total liabilities                                                 143,745,571
-------------------------------------------------------------------------------
Net assets                                                     $1,337,249,942

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)  $1,511,836,760
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                        7,244,024
-------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                   (272,888,925)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                  91,058,083
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                             $1,337,249,942

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($640,719,631 divided by 57,500,761 shares)                            $11.14
-------------------------------------------------------------------------------
Offering price per class A share (100/94.75 of $11.14)*                $11.76
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($296,177,692 divided by 27,031,098 shares)**                          $10.96
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($83,340,786 divided by 7,710,234 shares)**                            $10.81
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($32,386,762 divided by 2,950,616 shares)                              $10.98
-------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $10.98)*                $11.38
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($524,762 divided by 47,473 shares)                      $11.05
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class Y share ($284,100,309 divided by 25,307,992 shares)              $11.23
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.


Statement of operations
Six months ended March 31, 2005 (Unaudited)

Putnam Asset Allocation:  Growth Portfolio

Investment income:
-------------------------------------------------------------------------------
Dividends (net of foreign tax of $297,399)                        $10,812,920
-------------------------------------------------------------------------------
Interest (including interest income of $925,149 from
investments in affiliated issuers) (Note 5)                         5,350,899
-------------------------------------------------------------------------------
Securities lending                                                    169,271
-------------------------------------------------------------------------------
Total investment income                                            16,333,090

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    4,259,722
-------------------------------------------------------------------------------
Investor servicing fees (Note 2)                                    1,968,431
-------------------------------------------------------------------------------
Custodian fees (Note 2)                                               749,869
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             23,528
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       32,953
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                 751,142
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               1,424,404
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                 394,744
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                 118,842
-------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                     729
-------------------------------------------------------------------------------
Other                                                                 419,468
-------------------------------------------------------------------------------
Non-recurring costs (Notes 2 and 6)                                    10,548
-------------------------------------------------------------------------------
Costs assumed by Manager (Notes 2 and 6)                              (10,548)
-------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Notes 2 and 5)                (170,597)
-------------------------------------------------------------------------------
Total expenses                                                      9,973,235
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                           (338,175)
-------------------------------------------------------------------------------
Net expenses                                                        9,635,060
-------------------------------------------------------------------------------
Net investment income                                               6,698,030
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                  112,001,533
-------------------------------------------------------------------------------
Net realized loss on swap contracts (Note 1)                       (7,842,222)
-------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                     9,292,461
-------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)        (5,000,270)
-------------------------------------------------------------------------------
Net realized gain on credit default contracts (Note 1)                597,991
-------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the period                                2,042,421
-------------------------------------------------------------------------------
Net unrealized appreciation of investments, futures
contracts, swap contracts, credit default contracts and TBA
sale commitments during the period                                 14,059,292
-------------------------------------------------------------------------------
Net gain on investments                                           125,151,206
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations             $131,849,236
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

Putnam Asset Allocation:  Growth Portfolio

                                            Six months ended       Year ended
                                                    March 31     September 30
Decrease in net assets                                  2005*            2004
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                             $6,698,030      $14,323,611
-------------------------------------------------------------------------------
Net realized gain on investments and foreign
currency transactions                            109,049,493      178,019,500
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies                                16,101,713      (13,979,269)
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                       131,849,236      178,363,842
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
From net investment income
Class A                                           (6,876,361)     (12,050,010)
-------------------------------------------------------------------------------
Class B                                           (1,497,241)      (3,271,287)
-------------------------------------------------------------------------------
Class C                                             (384,276)        (985,450)
-------------------------------------------------------------------------------
Class M                                             (226,410)        (496,228)
-------------------------------------------------------------------------------
Class R                                               (1,829)             (73)
-------------------------------------------------------------------------------
Class Y                                           (6,246,177)      (9,759,842)
-------------------------------------------------------------------------------
Redemption fees (Note 1)                               6,367            6,883
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Notes 4 and 7)                                 (123,796,110)    (202,796,109)
-------------------------------------------------------------------------------
Total decrease in net assets                      (7,172,801)     (50,988,274)

Net assets
-------------------------------------------------------------------------------
Beginning of period                            1,344,422,743    1,395,411,017
-------------------------------------------------------------------------------
End of period (including undistributed net
investment income of $7,244,024 and
$15,778,288, respectively)                    $1,337,249,942   $1,344,422,743
-------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

Putnam Asset Allocation: Growth Portfolio
CLASS A
---------------------------------------------------------------------------------------------------------------------------------
                                         Six months
                                           ended
                                          March 31
Per-share                               (Unaudited)                                Year ended September 30
operating performance                       2005            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $10.26           $9.22           $7.69           $8.94          $14.47          $14.35
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .06 (d)         .11 (d)         .13             .17             .26             .28
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .95            1.13            1.64           (1.12)          (2.97)           1.56
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                       1.01            1.24            1.77            (.95)          (2.71)           1.84
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net investment income                  (.13)           (.20)           (.24)           (.30)           (.19)           (.16)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --              --           (2.63)          (1.56)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.13)           (.20)           (.24)           (.30)          (2.82)          (1.72)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                               -- (e)          -- (e)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $11.14          $10.26           $9.22           $7.69           $8.94          $14.47
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      9.84*          13.51           23.41          (11.29)         (22.41)          12.77
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $640,720        $547,168        $629,578        $573,390        $671,127        $817,887
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .66* (d)       1.32 (d)        1.35            1.30            1.25            1.18
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                    .56* (d)       1.12 (d)        1.54            1.80            2.35            1.87
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     57.12* (f)     120.17          126.07           82.18           98.60          155.18
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended March 31, 2005 and September 30, 2004, reflect a reduction of 0.01% and less than 0.01%, respectively, of average net assets for class A shares (Notes 2 and 5).

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes dollar roll transactions.

    The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

Putnam Asset Allocation: Growth Portfolio
CLASS B
---------------------------------------------------------------------------------------------------------------------------------
                                         Six months
                                           ended
                                          March 31
Per-share                               (Unaudited)                                Year ended September 30
operating performance                       2005            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $10.06           $9.06           $7.54           $8.76          $14.21          $14.12
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .02 (d)         .04 (d)         .06             .10             .17             .16
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .94            1.09            1.62           (1.11)          (2.92)           1.55
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        .96            1.13            1.68           (1.01)          (2.75)           1.71
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net investment income                  (.06)           (.13)           (.16)           (.21)           (.07)           (.06)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --              --           (2.63)          (1.56)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.06)           (.13)           (.16)           (.21)          (2.70)          (1.62)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                               -- (e)          -- (e)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $10.96          $10.06           $9.06           $7.54           $8.76          $14.21
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      9.52*          12.55           22.57          (11.99)         (23.04)          11.98
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $296,178        $261,591        $236,650        $205,744        $297,887        $469,645
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                   1.03* (d)       2.07 (d)        2.10            2.05            2.00            1.93
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                    .18* (d)        .37 (d)         .78            1.05            1.60            1.07
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     57.12* (f)     120.17          126.07           82.18           98.60          155.18
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended March 31, 2005 and September 30, 2004, reflect a reduction of 0.01% and less than 0.01%, respectively, of average net assets for class B shares (Notes 2 and 5).

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes dollar roll transactions.

    The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

Putnam Asset Allocation: Growth Portfolio
CLASS C
---------------------------------------------------------------------------------------------------------------------------------
                                         Six months
                                           ended
                                          March 31
Per-share                               (Unaudited)                                Year ended September 30
operating performance                       2005            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $9.92           $8.93           $7.44           $8.64          $14.08          $14.00
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .02 (d)         .04 (d)         .06             .09             .17             .17
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .92            1.08            1.59           (1.07)          (2.89)           1.53
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        .94            1.12            1.65            (.98)          (2.72)           1.70
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net investment income                  (.05)           (.13)           (.16)           (.22)           (.09)           (.06)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --              --           (2.63)          (1.56)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.05)           (.13)           (.16)           (.22)          (2.72)          (1.62)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                               -- (e)          -- (e)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $10.81           $9.92           $8.93           $7.44           $8.64          $14.08
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      9.51*          12.57           22.47          (11.88)         (23.08)          12.01
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $83,341         $73,936         $76,075         $67,431         $95,848        $135,439
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                   1.03* (d)       2.07 (d)        2.10            2.05            2.00            1.93
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                    .18* (d)        .37 (d)         .78            1.05            1.60            1.13
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     57.12* (f)     120.17          126.07           82.18           98.60          155.18
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended March 31, 2005 and September 30, 2004, reflect a reduction of 0.01% and less than 0.01%, respectively, of average net assets for class C shares (Notes 2 and 5).

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes dollar roll transactions.

    The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

Putnam Asset Allocation: Growth Portfolio
CLASS M
---------------------------------------------------------------------------------------------------------------------------------
                                         Six months
                                           ended
                                          March 31
Per-share                               (Unaudited)                                Year ended September 30
operating performance                       2005            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $10.09           $9.07           $7.56           $8.78          $14.25          $14.15
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .03 (d)         .06 (d)         .08             .12             .20             .20
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .94            1.11            1.61           (1.10)          (2.93)           1.55
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        .97            1.17            1.69            (.98)          (2.73)           1.75
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net investment income                  (.08)           (.15)           (.18)           (.24)           (.11)           (.09)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --              --           (2.63)          (1.56)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.08)           (.15)           (.18)           (.24)          (2.74)          (1.65)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                               -- (e)          -- (e)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $10.98          $10.09           $9.07           $7.56           $8.78          $14.25
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      9.60*          12.97           22.70          (11.65)         (22.84)          12.25
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $32,387         $29,373         $32,490         $34,056         $48,911         $67,225
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .90* (d)       1.82 (d)        1.85            1.80            1.75            1.68
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                    .31* (d)        .62 (d)        1.02            1.30            1.85            1.35
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     57.12* (f)     120.17          126.07           82.18           98.60          155.18
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended March 31, 2005 and September 30, 2004, reflect a reduction of 0.01% and less than 0.01%, respectively, of average net assets for class M shares (Notes 2 and 5).

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes dollar roll transactions.

    The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

Putnam Asset Allocation: Growth Portfolio
CLASS R
------------------------------------------------------------------------------------------
                                             Six months
                                               ended                      For the period
                                              March 31      Year ended   January 21, 2003+
Per-share                                   (Unaudited)    September 30  to September 30
operating performance                           2005            2004            2003
------------------------------------------------------------------------------------------
Net asset value,
beginning of period                           $10.21           $9.21           $8.08
------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------
Net investment income (a)                        .05 (d)         .09 (d)         .07
------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                              .93            1.11            1.06
------------------------------------------------------------------------------------------
Total from
investment operations                            .98            1.20            1.13
------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------
From net investment income                      (.14)           (.20)             --
------------------------------------------------------------------------------------------
Total distributions                             (.14)           (.20)             --
------------------------------------------------------------------------------------------
Redemption fees                                   -- (e)          -- (e)          --
------------------------------------------------------------------------------------------
Net asset value,
end of period                                 $11.05          $10.21           $9.21
------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                          9.66*          13.15           13.99*
------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                  $525             $32              $1
------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                        .78* (d)       1.57 (d)        1.11*
------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                        .44* (d)        .87 (d)         .89*
------------------------------------------------------------------------------------------
Portfolio turnover (%)                         57.12* (f)     120.17          126.07
------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements
    (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended March 31, 2005 and September 30, 2004, reflect a reduction of 0.01% and less than 0.01%, respectively, of average net assets for class R shares (Notes 2 and 5).

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes dollar roll transactions.

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

Putnam Asset Allocation: Growth Portfolio
CLASS Y
---------------------------------------------------------------------------------------------------------------------------------
                                         Six months
                                           ended
                                          March 31
Per-share                               (Unaudited)                                Year ended September 30
operating performance                       2005            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $10.35           $9.30           $7.76           $9.01          $14.58          $14.44
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .07 (d)         .14 (d)         .15             .19             .29             .32
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .96            1.13            1.65           (1.12)          (3.01)           1.58
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                       1.03            1.27            1.80            (.93)          (2.72)           1.90
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net investment income                  (.15)           (.22)           (.26)           (.32)           (.22)           (.20)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --              --           (2.63)          (1.56)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.15)           (.22)           (.26)           (.32)          (2.85)          (1.76)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                               -- (e)          -- (e)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $11.23          $10.35           $9.30           $7.76           $9.01          $14.58
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                     10.02*          13.79           23.70          (10.97)         (22.30)          13.14
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $284,100        $432,322        $420,617        $416,532        $465,661        $488,376
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .53* (d)       1.07 (d)        1.10            1.05            1.00             .93
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                    .69* (d)       1.37 (d)        1.79            2.05            2.61            2.13
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     57.12* (f)     120.17          126.07           82.18           98.60          155.18
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended March 31, 2005 and September 30, 2004, reflect a reduction of 0.01% and less than 0.01%, respectively, of average net assets for class Y shares (Notes 2 and 5).

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes dollar roll transactions.

    The accompanying notes are an integral part of these financial statements.



Statement of assets and liabilities
March 31, 2005 (Unaudited)

Putnam Asset Allocation:  Balanced Portfolio

Assets
-------------------------------------------------------------------------------
Investment in securities, at value, including $87,920,094 of securities on loan (Note 1):
-------------------------------------------------------------------------------
Unaffiliated issuers (identified cost $1,824,596,624)          $1,897,128,205
-------------------------------------------------------------------------------
Affiliated issuers (identified cost $232,632,374) (Note 5)        232,632,374
-------------------------------------------------------------------------------
Cash                                                                2,996,022
-------------------------------------------------------------------------------
Foreign currency (cost $8,858,829) (Note 1)                         9,002,077
-------------------------------------------------------------------------------
Dividends, interest and other receivables                           7,894,845
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                              4,039,604
-------------------------------------------------------------------------------
Receivable for securities sold                                     28,651,765
-------------------------------------------------------------------------------
Receivable for sales of delayed delivery securities (Note 1)       92,134,750
-------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                            1,642,073
-------------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)             3,706,069
-------------------------------------------------------------------------------
Receivable for closed forward currency contracts (Note 1)           4,213,934
-------------------------------------------------------------------------------
Receivable for open swap contracts (Note 1)                         6,125,066
-------------------------------------------------------------------------------
Receivable for open credit default contracts (Note 1)                  75,524
-------------------------------------------------------------------------------
Premium paid on credit default contracts (Note 1)                       5,825
-------------------------------------------------------------------------------
Total assets                                                    2,290,248,133

Liabilities
-------------------------------------------------------------------------------
Payable for securities purchased                                   15,388,472
-------------------------------------------------------------------------------
Payable for purchases of delayed delivery securities (Note 1)     181,541,542
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                         24,145,751
-------------------------------------------------------------------------------
Payable for compensation of Manager (Notes 2 and 5)                 2,602,597
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            396,537
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                151,248
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            2,591
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                              1,002,357
-------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                 90,691,812
-------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                2,725,544
-------------------------------------------------------------------------------
Payable for closed forward currency contracts (Note 1)              4,086,192
-------------------------------------------------------------------------------
Written options outstanding, at value (premiums received
$1,545) (Note 1)                                                            5
-------------------------------------------------------------------------------
Payable for open swap contracts (Note 1)                            6,995,893
-------------------------------------------------------------------------------
Payable for closed swap contracts (Note 1)                             51,167
-------------------------------------------------------------------------------
Payable for open credit default contracts (Note 1)                     11,529
-------------------------------------------------------------------------------
Premium received on credit default contracts (Note 1)                  10,288
-------------------------------------------------------------------------------
Credit default contracts outstanding, at value (upfront
payments received $3,746) (Note 1)                                      3,108
-------------------------------------------------------------------------------
TBA sale commitments, at value (proceeds receivable
$91,968,799) (Note 1)                                              92,311,452
-------------------------------------------------------------------------------
Other accrued expenses                                                263,099
-------------------------------------------------------------------------------
Total liabilities                                                 422,381,184
-------------------------------------------------------------------------------
Net assets                                                     $1,867,866,949

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)  $2,058,701,456
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                        2,488,955
-------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                   (266,963,350)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                  73,639,888
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                             $1,867,866,949

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,000,018,976 divided by 94,657,520 shares)                          $10.56
-------------------------------------------------------------------------------
Offering price per class A share (100/94.75 of $10.56)*                $11.15
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($340,625,412 divided by 32,473,191 shares)**                          $10.49
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($91,151,255 divided by 8,761,905 shares)**                            $10.40
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($31,486,944 divided by 2,985,667 shares)                              $10.55
-------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $10.55)*                $10.93
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($702,124 divided by 66,737 shares)                      $10.52
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class Y share ($403,882,238 divided by 38,182,247 shares)              $10.58
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.


Statement of operations
Six months ended March 31, 2005 (Unaudited)

Putnam Asset Allocation:  Balanced Portfolio

Investment income:
-------------------------------------------------------------------------------
Interest (including interest income of $2,645,558 from
investments in affiliated issuers) (Note 5)                       $13,589,097
-------------------------------------------------------------------------------
Dividends (net of foreign tax of $174,317)                         10,820,974
-------------------------------------------------------------------------------
Securities lending                                                    230,093
-------------------------------------------------------------------------------
Total investment income                                            24,640,164

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    5,520,876
-------------------------------------------------------------------------------
Investor servicing fees (Note 2)                                    2,504,815
-------------------------------------------------------------------------------
Custodian fees (Note 2)                                               501,188
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             25,403
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       36,058
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                               1,208,175
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               1,702,239
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                 440,612
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                 118,357
-------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                     947
-------------------------------------------------------------------------------
Other                                                                 234,657
-------------------------------------------------------------------------------
Non-recurring costs (Notes 2 and 6)                                    13,470
-------------------------------------------------------------------------------
Costs assumed by Manager (Notes 2 and 6)                              (13,470)
-------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 5)                       (199,866)
-------------------------------------------------------------------------------
Total expenses                                                     12,093,461
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                           (318,723)
-------------------------------------------------------------------------------
Net expenses                                                       11,774,738
-------------------------------------------------------------------------------
Net investment income                                              12,865,426
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                   82,398,249
-------------------------------------------------------------------------------
Net realized loss on swap contracts (Note 1)                       (6,168,824)
-------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                    10,282,279
-------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)        (4,463,532)
-------------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                    7,779
-------------------------------------------------------------------------------
Net realized gain on credit default contracts (Note 1)                832,239
-------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the period                                2,367,998
-------------------------------------------------------------------------------
Net unrealized appreciation of investments, futures
contracts, swap contracts, credit default contracts, written
options and TBA sale commitments during the period                 24,612,632
-------------------------------------------------------------------------------
Net gain on investments                                           109,868,820
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations             $122,734,246
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

Putnam Asset Allocation:  Balanced Portfolio

                                            Six months ended       Year ended
                                                    March 31     September 30
Increase (decrease) in net assets                       2005*            2004
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                            $12,865,426      $25,588,775
-------------------------------------------------------------------------------
Net realized gain on investments and foreign
currency transactions                             82,888,190      265,021,517
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies                                26,980,630      (86,468,060)
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                       122,734,246      204,142,232
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
From net investment income
Class A                                           (5,973,512)     (26,319,713)
-------------------------------------------------------------------------------
Class B                                             (823,269)      (5,508,309)
-------------------------------------------------------------------------------
Class C                                             (233,423)      (1,461,908)
-------------------------------------------------------------------------------
Class M                                             (113,766)        (706,864)
-------------------------------------------------------------------------------
Class R                                               (2,062)            (139)
-------------------------------------------------------------------------------
Class Y                                           (3,156,286)     (14,838,105)
-------------------------------------------------------------------------------
Redemption fees (Note 1)                               7,883            2,202
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Notes 4 and 7)                                  (37,425,099)    (522,502,776)
-------------------------------------------------------------------------------
Total increase (decrease) in net assets           75,014,712     (367,193,380)

Net assets
-------------------------------------------------------------------------------
Beginning of period                            1,792,852,237    2,160,045,617
-------------------------------------------------------------------------------
End of period (including undistributed net
investment income of $2,488,955 and
distributions in excess of net investment
income of $74,153, respectively)              $1,867,866,949   $1,792,852,237
-------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

Putnam Asset Allocation: Balanced Portfolio
CLASS A
---------------------------------------------------------------------------------------------------------------------------------
                                         Six months
                                           ended
                                          March 31
Per-share                               (Unaudited)                                Year ended September 30
operating performance                       2005            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $9.94           $9.26           $8.10           $9.20          $12.99          $12.28
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .08 (d)         .13 (d)         .14             .18             .26             .31
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .60             .79            1.25            (.98)          (2.23)           1.59
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        .68             .92            1.39            (.80)          (1.97)           1.90
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net investment income                  (.06)           (.24)           (.23)           (.30)           (.38)           (.26)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --              --           (1.44)           (.93)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.06)           (.24)           (.23)           (.30)          (1.82)          (1.19)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                               -- (e)          -- (e)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $10.56           $9.94           $9.26           $8.10           $9.20          $12.99
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      6.88*          10.05           17.40           (9.20)         (17.11)          15.88
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $1,000,019        $911,128      $1,156,736      $1,073,716      $1,237,229      $1,377,302
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .59* (d)       1.21 (d)        1.20            1.15            1.11            1.09
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                    .75* (d)       1.36 (d)        1.62            1.96            2.39            2.37
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     75.65* (f)     159.30          145.04          108.47          131.05          182.86
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period.
    As a result of such waivers, the expenses of the fund for the periods ended March 31, 2005 and September 30, 2004 reflect a reduction of 0.01% and less than 0.01%, respectively, of average net assets for class A shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes dollar roll transactions.

    The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

Putnam Asset Allocation: Balanced Portfolio
CLASS B
---------------------------------------------------------------------------------------------------------------------------------
                                         Six months
                                           ended
                                          March 31
Per-share                               (Unaudited)                                Year ended September 30
operating performance                       2005            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $9.87           $9.20           $8.05           $9.14          $12.92          $12.22
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .04 (d)         .06 (d)         .08             .11             .18             .20
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .61             .78            1.23            (.98)          (2.23)           1.59
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        .65             .84            1.31            (.87)          (2.05)           1.79
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net investment income                  (.03)           (.17)           (.16)           (.22)           (.29)           (.16)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --              --           (1.44)           (.93)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.03)           (.17)           (.16)           (.22)          (1.73)          (1.09)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                               -- (e)          -- (e)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $10.49           $9.87           $9.20           $8.05           $9.14          $12.92
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      6.53*           9.20           16.52           (9.86)         (17.78)          15.01
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $340,625        $327,229        $310,616        $268,219        $381,633        $535,663
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .96* (d)       1.96 (d)        1.95            1.90            1.86            1.84
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                    .38* (d)        .61 (d)         .87            1.21            1.64            1.56
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     75.65* (f)     159.30          145.04          108.47          131.05          182.86
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period.
    As a result of such waivers, the expenses of the fund for the periods ended March 31, 2005 and September 30, 2004 reflect a reduction of 0.01% and less than 0.01%, respectively, of average net assets for class B shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes dollar roll transactions.

    The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

Putnam Asset Allocation: Balanced Portfolio
CLASS C
---------------------------------------------------------------------------------------------------------------------------------
                                         Six months
                                           ended
                                          March 31
Per-share                               (Unaudited)                                Year ended September 30
operating performance                       2005            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $9.79           $9.13           $7.99           $9.08          $12.83          $12.15
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .04 (d)         .06 (d)         .07             .11             .17             .20
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .60             .77            1.23            (.97)          (2.19)           1.57
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        .64             .83            1.30            (.86)          (2.02)           1.77
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net investment income                  (.03)           (.17)           (.16)           (.23)           (.29)           (.16)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --              --           (1.44)           (.93)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.03)           (.17)           (.16)           (.23)          (1.73)          (1.09)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                               -- (e)          -- (e)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $10.40           $9.79           $9.13           $7.99           $9.08          $12.83
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      6.51*           9.15           16.52           (9.90)         (17.65)          14.97
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $91,151         $83,403         $87,992         $87,252        $119,926        $142,761
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .96* (d)       1.96 (d)        1.95            1.90            1.86            1.84
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                    .38* (d)        .61 (d)         .87            1.21            1.64            1.58
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     75.65* (f)     159.30          145.04          108.47          131.05          182.86
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period.
    As a result of such waivers, the expenses of the fund for the periods ended March 31, 2005 and September 30, 2004 reflect a reduction of 0.01% and less than 0.01%, respectively, of average net assets for class C shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes dollar roll transactions.

    The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

Putnam Asset Allocation: Balanced Portfolio
CLASS M
---------------------------------------------------------------------------------------------------------------------------------
                                         Six months
                                           ended
                                          March 31
Per-share                               (Unaudited)                                Year ended September 30
operating performance                       2005            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $9.92           $9.24           $8.08           $9.18          $12.97          $12.26
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .05 (d)         .08 (d)         .09             .14             .20             .24
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .62             .79            1.25            (.99)          (2.23)           1.59
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        .67             .87            1.34            (.85)          (2.03)           1.83
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net investment income                  (.04)           (.19)           (.18)           (.25)           (.32)           (.19)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --              --           (1.44)           (.93)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.04)           (.19)           (.18)           (.25)          (1.76)          (1.12)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                               -- (e)          -- (e)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $10.55           $9.92           $9.24           $8.08           $9.18          $12.97
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      6.73*           9.49           16.85           (9.68)         (17.57)          15.33
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $31,487         $31,184         $39,902         $42,753         $55,313         $70,757
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .84* (d)       1.71 (d)        1.70            1.65            1.61            1.59
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                    .50* (d)        .86 (d)        1.11            1.46            1.89            1.84
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     75.65* (f)     159.30          145.04          108.47          131.05          182.86
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period.
    As a result of such waivers, the expenses of the fund for the periods ended March 31, 2005 and September 30, 2004 reflect a reduction of 0.01% and less than 0.01%, respectively, of average net assets for class M shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes dollar roll transactions.

    The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

Putnam Asset Allocation: Balanced Portfolio
CLASS R
------------------------------------------------------------------------------------------
                                             Six months
                                               ended                      For the period
                                              March 31      Year ended   January 21, 2003+
Per-share                                   (Unaudited)    September 30  to September 30
operating performance                           2005            2004            2003
------------------------------------------------------------------------------------------
Net asset value,
beginning of period                            $9.91           $9.25           $8.50
------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------
Net investment income (a)                        .06 (d)         .12 (d)         .08
------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                              .61             .77             .76
------------------------------------------------------------------------------------------
Total from
investment operations                            .67             .89             .84
------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------
From net investment income                      (.06)           (.23)           (.09)
------------------------------------------------------------------------------------------
Total distributions                             (.06)           (.23)           (.09)
------------------------------------------------------------------------------------------
Redemption fees                                   -- (e)          -- (e)          --
------------------------------------------------------------------------------------------
Net asset value,
end of period                                 $10.52           $9.91           $9.25
------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                          6.74*           9.73           10.00*
------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                  $702             $44              $1
------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                        .71* (d)       1.46 (d)        1.00*
------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                        .58* (d)       1.11 (d)         .95*
------------------------------------------------------------------------------------------
Portfolio turnover (%)                         75.65* (f)     159.30          145.04
------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements
    (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam
    Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended March 31, 2005 and September 30, 2004 reflect a reduction of 0.01% and less than 0.01%, respectively, of average net assets for class
    R shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes dollar roll transactions.

    The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

Putnam Asset Allocation: Balanced Portfolio
CLASS Y
---------------------------------------------------------------------------------------------------------------------------------
                                         Six months
                                           ended
                                          March 31
Per-share                               (Unaudited)                                Year ended September 30
operating performance                       2005            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $9.95           $9.27           $8.11           $9.21          $13.00          $12.29
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .09 (d)         .16 (d)         .16             .21             .29             .33
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .62             .79            1.25            (.99)          (2.24)           1.60
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        .71             .95            1.41            (.78)          (1.95)           1.93
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net investment income                  (.08)           (.27)           (.25)           (.32)           (.40)           (.29)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --              --           (1.44)           (.93)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.08)           (.27)           (.25)           (.32)          (1.84)          (1.22)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                               -- (e)          -- (e)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $10.58           $9.95           $9.27           $8.11           $9.21          $13.00
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      7.11*          10.32           17.67           (8.96)         (16.89)          16.15
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $403,882        $439,865        $564,799        $641,329        $655,163        $583,691
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .46* (d)        .96 (d)         .95             .90             .86             .84
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                    .88* (d)       1.61 (d)        1.87            2.21            2.64            2.58
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     75.65* (f)     159.30          145.04          108.47          131.05          182.86
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period.
    As a result of such waivers, the expenses of the fund for the periods ended March 31, 2005 and September 30, 2004 reflect a reduction of 0.01% and less than 0.01%, respectively, of average net assets for class Y shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes dollar roll transactions.

    The accompanying notes are an integral part of these financial statements.



Statement of assets and liabilities
March 31, 2005 (Unaudited)

Putnam Asset Allocation:  Conservative Portfolio

Assets
-------------------------------------------------------------------------------
Investment in securities, at value, including $11,204,177 of securities on loan (Note 1):
-------------------------------------------------------------------------------
Unaffiliated issuers (identified cost $808,256,540)              $833,118,611
-------------------------------------------------------------------------------
Affiliated issuers (identified cost $214,021,001) (Note 5)        214,021,001
-------------------------------------------------------------------------------
Cash                                                                2,875,536
-------------------------------------------------------------------------------
Foreign currency (cost $3,055,504) (Note 1)                         3,203,327
-------------------------------------------------------------------------------
Dividends, interest and other receivables                           4,619,840
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                                991,791
-------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                            1,436,723
-------------------------------------------------------------------------------
Receivable for securities sold                                      4,892,500
-------------------------------------------------------------------------------
Receivable for sales of delayed delivery securities (Note 1)       82,808,062
-------------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)               860,469
-------------------------------------------------------------------------------
Receivable for closed forward currency contracts (Note 1)             959,727
-------------------------------------------------------------------------------
Receivable for open swap contracts (Note 1)                         4,454,655
-------------------------------------------------------------------------------
Receivable for closed swap contracts (Note 1)                          11,619
-------------------------------------------------------------------------------
Receivable for open credit default contracts (Note 1)                  69,829
-------------------------------------------------------------------------------
Premium paid on credit default contracts (Note 1)                       3,017
-------------------------------------------------------------------------------
Total assets                                                    1,154,326,707

Liabilities
-------------------------------------------------------------------------------
Payable for securities purchased                                    6,273,307
-------------------------------------------------------------------------------
Payable for purchases of delayed delivery securities (Note 1)     165,916,330
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                          6,395,561
-------------------------------------------------------------------------------
Payable for compensation of Manager (Notes 2 and 5)                 1,320,331
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            193,555
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                 69,863
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            1,803
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                464,771
-------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                 11,537,961
-------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                  648,681
-------------------------------------------------------------------------------
Payable for closed forward currency contracts (Note 1)                872,030
-------------------------------------------------------------------------------
Payable for open swap contracts (Note 1)                            3,438,406
-------------------------------------------------------------------------------
Credit default contracts outstanding, at value (upfront
payments received received $3,616) (Note 1)                             3,001
-------------------------------------------------------------------------------
Payable for open credit default contracts (Note 1)                     11,005
-------------------------------------------------------------------------------
TBA sale commitments, at value (proceeds receivable
$82,658,989) (Note 1)                                              83,016,869
-------------------------------------------------------------------------------
Other accrued expenses                                                122,271
-------------------------------------------------------------------------------
Total liabilities                                                 280,285,745
-------------------------------------------------------------------------------
Net assets                                                       $874,040,962

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)    $925,095,016
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                          174,637
-------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                    (78,069,833)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                  26,841,142
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                               $874,040,962

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($356,848,449 divided by 39,211,807 shares)                             $9.10
-------------------------------------------------------------------------------
Offering price per class A share (100/94.75 of $9.10)*                  $9.60
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($114,344,855 divided by 12,664,889 shares)**                           $9.03
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($35,839,510 divided by 3,978,134 shares)**                             $9.01
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($12,546,327 divided by 1,390,365 shares)                               $9.02
-------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $9.02)*                  $9.35
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($210,811 divided by 23,074 shares)                       $9.14
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class Y share ($354,251,010 divided by 38,993,654 shares)               $9.08
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.


Statement of operations
Six months ended March 31, 2005 (Unaudited)

Putnam Asset Allocation:  Conservative Portfolio

Investment income:
-------------------------------------------------------------------------------
Interest (including interest income of $2,032,211 from
investments in affiliated issuers) (Note 5)                       $11,056,455
-------------------------------------------------------------------------------
Dividends (net of foreign tax of $40,427)                           2,938,039
-------------------------------------------------------------------------------
Securities lending                                                     89,223
-------------------------------------------------------------------------------
Total investment income                                            14,083,717

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    2,863,840
-------------------------------------------------------------------------------
Investor servicing fees (Note 2)                                    1,600,574
-------------------------------------------------------------------------------
Custodian fees (Note 2)                                               300,396
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             15,465
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       21,939
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                 710,806
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                 592,667
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                 180,224
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                  47,008
-------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                     392
-------------------------------------------------------------------------------
Other                                                                 151,211
-------------------------------------------------------------------------------
Non-recurring costs (Notes 2 and 6)                                     6,366
-------------------------------------------------------------------------------
Costs assumed by Manager (Notes 2 and 6)                               (6,366)
-------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Notes 2 and 5)                (580,932)
-------------------------------------------------------------------------------
Total expenses                                                      5,903,590
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                           (171,688)
-------------------------------------------------------------------------------
Net expenses                                                        5,731,902
-------------------------------------------------------------------------------
Net investment income                                               8,351,815
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                   15,999,559
-------------------------------------------------------------------------------
Net realized gain on swap contracts (Note 1)                          710,239
-------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                     2,984,931
-------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)          (293,655)
-------------------------------------------------------------------------------
Net realized gain on credit default contracts (Note 1)                232,512
-------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the period                                  265,842
-------------------------------------------------------------------------------
Net unrealized appreciation of investments, futures
contracts, swap contracts, credit default contracts and TBA
sale commitments during the period                                  5,657,979
-------------------------------------------------------------------------------
Net gain on investments                                            25,557,407
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations              $33,909,222
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

Putnam Asset Allocation:  Conservative Portfolio

                                            Six months ended       Year ended
                                                    March 31     September 30
Increase (decrease) in net assets                       2005*            2004
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                             $8,351,815      $14,687,430
-------------------------------------------------------------------------------
Net realized gain on investments and foreign
currency transactions                             19,633,586       70,844,573
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies                                 5,923,821      (26,294,009)
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                        33,909,222       59,237,994
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
From net investment income
Class A                                           (6,449,307)     (24,404,848)
-------------------------------------------------------------------------------
Class B                                             (914,615)      (3,693,659)
-------------------------------------------------------------------------------
Class C                                             (278,023)      (1,117,609)
-------------------------------------------------------------------------------
Class M                                             (112,139)        (461,263)
-------------------------------------------------------------------------------
Class R                                               (1,533)            (629)
-------------------------------------------------------------------------------
Class Y                                           (1,692,900)      (5,728,234)
-------------------------------------------------------------------------------
Redemption fees (Note 1)                               2,953            3,369
-------------------------------------------------------------------------------
Increase (decrease) from capital share
transactions (Notes 4 and 7)                         364,508     (207,553,746)
-------------------------------------------------------------------------------
Total increase (decrease) in net assets           24,828,166     (183,718,625)

Net assets
-------------------------------------------------------------------------------
Beginning of period                              849,212,796    1,032,931,421
-------------------------------------------------------------------------------
End of period (including undistributed net
investment income of $174,637 and
$1,271,339, respectively)                       $874,040,962     $849,212,796
-------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

Putnam Asset Allocation: Conservative Portfolio
CLASS A
---------------------------------------------------------------------------------------------------------------------------------
                                         Six months
                                           ended
                                          March 31
Per-share                               (Unaudited)                                Year ended September 30
operating performance                       2005            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $8.84           $8.65           $7.94           $8.71          $10.45          $10.40
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .09 (d)         .15 (d)         .21             .34             .49             .46
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .27             .37             .93            (.57)           (.95)            .37
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations             .36             .52            1.14            (.23)           (.46)            .83
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net investment income                  (.10)           (.33)           (.43)           (.54)           (.62)           (.40)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --              --            (.66)           (.38)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.10)           (.33)           (.43)           (.54)          (1.28)           (.78)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                               -- (e)          -- (e)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period             $9.10           $8.84           $8.65           $7.94           $8.71          $10.45
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      4.11*           6.11           14.88           (2.97)          (4.84)           8.18
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $356,848        $590,441        $680,678        $558,847        $578,416        $406,224
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .63* (d)       1.39 (d)        1.39            1.33            1.29            1.25
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                   1.02* (d)       1.66 (d)        2.55            3.99            5.13            4.37
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                    104.63* (f)     258.72          200.28          144.07          180.29          276.48
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended March 31, 2005 and September 30, 2004 reflect a reduction of 0.07% and 0.01%, respectively, of average net assets for class A shares (Notes 2 and 5).

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes dollar roll transactions.

    The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

Putnam Asset Allocation: Conservative Portfolio
CLASS B
---------------------------------------------------------------------------------------------------------------------------------
                                         Six months
                                           ended
                                          March 31
Per-share                               (Unaudited)                                Year ended September 30
operating performance                       2005            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $8.78           $8.60           $7.89           $8.68          $10.42          $10.37
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .06 (d)         .08 (d)         .15             .28             .41             .37
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .26             .37             .93            (.59)           (.94)            .38
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations             .32             .45            1.08            (.31)           (.53)            .75
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net investment income                  (.07)           (.27)           (.37)           (.48)           (.55)           (.32)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --              --            (.66)           (.38)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.07)           (.27)           (.37)           (.48)          (1.21)           (.70)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                               -- (e)          -- (e)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period             $9.03           $8.78           $8.60           $7.89           $8.68          $10.42
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      3.64*           5.23           14.14           (3.94)          (5.60)           7.40
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $114,345        $120,168        $127,586        $109,186        $129,598        $153,985
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                   1.00* (d)       2.14 (d)        2.14            2.08            2.04            2.00
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                    .63* (d)        .92 (d)        1.80            3.26            4.41            3.57
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                    104.63* (f)     258.72          200.28          144.07          180.29          276.48
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended March 31, 2005 and September 30, 2004 reflect a reduction of 0.07% and 0.01%, respectively, of average net assets for class B shares (Notes 2 and 5).

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes dollar roll transactions.

    The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

Putnam Asset Allocation: Conservative Portfolio
CLASS C
---------------------------------------------------------------------------------------------------------------------------------
                                         Six months
                                           ended
                                          March 31
Per-share                               (Unaudited)                                Year ended September 30
operating performance                       2005            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $8.76           $8.58           $7.88           $8.66          $10.39          $10.34
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .06 (d)         .08 (d)         .15             .28             .41             .36
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .26             .37             .92            (.58)           (.93)            .39
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations             .32             .45            1.07            (.30)           (.52)            .75
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net investment income                  (.07)           (.27)           (.37)           (.48)           (.55)           (.32)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --              --            (.66)           (.38)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.07)           (.27)           (.37)           (.48)          (1.21)           (.70)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                               -- (e)          -- (e)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period             $9.01           $8.76           $8.58           $7.88           $8.66          $10.39
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      3.65*           5.24           13.99           (3.84)          (5.51)           7.39
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $35,840         $35,850         $38,868         $36,330         $41,854         $41,846
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                   1.00* (d)       2.14 (d)        2.14            2.08            2.04            2.00
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                    .63* (d)        .92 (d)        1.81            3.26            4.41            3.51
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                    104.63* (f)     258.72          200.28          144.07          180.29          276.48
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended March 31, 2005 and September 30, 2004 reflect a reduction of 0.07% and 0.01%, respectively, of average net assets for class C shares (Notes 2 and 5).

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes dollar roll transactions.

    The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

Putnam Asset Allocation: Conservative Portfolio
CLASS M
---------------------------------------------------------------------------------------------------------------------------------
                                         Six months
                                           ended
                                          March 31
Per-share                               (Unaudited)                                Year ended September 30
operating performance                       2005            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $8.77           $8.59           $7.90           $8.68          $10.42          $10.37
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .07 (d)         .10 (d)         .16             .30             .44             .40
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .26             .37             .92            (.58)           (.95)            .38
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations             .33             .47            1.08            (.28)           (.51)            .78
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net investment income                  (.08)           (.29)           (.39)           (.50)           (.57)           (.35)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --              --            (.66)           (.38)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.08)           (.29)           (.39)           (.50)          (1.23)           (.73)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                               -- (e)          -- (e)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period             $9.02           $8.77           $8.59           $7.90           $8.68          $10.42
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      3.77*           5.51           14.10           (3.59)          (5.34)           7.66
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $12,546         $12,728         $16,114         $19,109         $21,265         $24,869
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .87* (d)       1.89 (d)        1.89            1.83            1.79            1.75
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                    .76* (d)       1.17 (d)        2.09            3.50            4.66            3.82
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                    104.63* (f)     258.72          200.28          144.07          180.29          276.48
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended March 31, 2005 and September 30, 2004 reflect a reduction of 0.07% and 0.01%, respectively, of average net assets for class M shares (Notes 2 and 5).

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes dollar roll transactions.

    The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

Putnam Asset Allocation: Conservative Portfolio
CLASS R
------------------------------------------------------------------------------------------
                                             Six months
                                               ended                      For the period
                                              March 31      Year ended   January 21, 2003+
Per-share                                   (Unaudited)    September 30  to September 30
operating performance                           2005            2004            2003
------------------------------------------------------------------------------------------
Net asset value,
beginning of period                            $8.86           $8.65           $8.01
------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------
Net investment income (a)                        .08 (d)         .13 (d)         .13
------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                              .29             .39             .66
------------------------------------------------------------------------------------------
Total from investment operations                 .37             .52             .79
------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------
From net investment income                      (.09)           (.31)           (.15)
------------------------------------------------------------------------------------------
Total distributions                             (.09)           (.31)           (.15)
------------------------------------------------------------------------------------------
Redemption fees                                   -- (e)          -- (e)          --
------------------------------------------------------------------------------------------
Net asset value, end of period                 $9.14           $8.86           $8.65
------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                          4.20*           6.10            9.91*
------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                  $211            $102              $1
------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                        .75* (d)       1.64 (d)        1.13*
------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                        .87* (d)       1.41 (d)        1.60*
------------------------------------------------------------------------------------------
Portfolio turnover (%)                        104.63* (f)     258.72          200.28
------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended March 31, 2005 and September 30, 2004 reflect a reduction of 0.07% and
    0.01%, respectively, of average net assets for class R shares (Notes 2 and 5).

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes dollar roll transactions.

    The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

Putnam Asset Allocation: Conservative Portfolio
CLASS Y
---------------------------------------------------------------------------------------------------------------------------------
                                         Six months
                                           ended
                                          March 31
Per-share                               (Unaudited)                                Year ended September 30
operating performance                       2005            2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $8.83           $8.64           $7.94           $8.73          $10.47          $10.42
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .10 (d)         .17 (d)         .23             .37             .51             .51
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .27             .38             .92            (.59)           (.95)            .35
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations             .37             .55            1.15            (.22)           (.44)            .86
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net investment income                  (.12)           (.36)           (.45)           (.57)           (.64)           (.43)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --              --            (.66)           (.38)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.12)           (.36)           (.45)           (.57)          (1.30)           (.81)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                               -- (e)          -- (e)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period             $9.08           $8.83           $8.64           $7.94           $8.73          $10.47
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      4.15*           6.40           15.08           (2.93)          (4.59)           8.43
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $354,251         $89,925        $169,684        $189,105        $213,026        $202,510
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .50* (d)       1.14 (d)        1.14            1.08            1.04            1.00
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                   1.05* (d)       1.87 (d)        2.83            4.25            5.41            4.84
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                    104.63* (f)     258.72          200.28          144.07          180.29          276.48
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended March 31, 2005 and September 30, 2004 reflect a reduction of 0.07% and 0.01%, respectively, of average net assets for class Y shares (Notes 2 and 5).

(e) Amount represents less than $0.01 per share.

(f) Portfolio turnover excludes dollar roll transactions.

    The accompanying notes are an integral part of these financial statements.






Notes to financial statements
March 31, 2005 (Unaudited)

Note 1
Significant accounting policies

Putnam Asset Allocation Funds (the "trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company which consists of a series of investment portfolios (the "funds"), each of which is represented by a separate series of shares of beneficial interest. The trust currently offers three funds: Growth Portfolio, Balanced Portfolio and Conservative Portfolio, whose objectives are to seek capital appreciation, total return and total return consistent with preservation of capital, respectively.

The funds each offer class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.50%, respectively, and do not pay a contingent deferred sales charge. Effective April 1, 2005, the class M maximum front-end sales charge will be 3.25%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on each class' distribution fee, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

Effective April 19, 2004 (May 3, 2004 for defined contribution plans administered by Putnam), a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of each fund are borne pro-rata based on the relative net assets of each class to the total net assets of each fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the funds, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the funds in the preparation of their financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the funds will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the funds to a significant extent. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), each fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the funds' manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of high-grade, short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements Each fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the funds and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

E) Foreign currency translation The accounting records of the funds are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the funds after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The funds do not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the funds' books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts Each fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Each fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the funds' portfolios.

G) Futures and options contracts Each fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. Each fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to each fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange-traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the funds' portfolios.

H) Total return swap contracts Each fund may enter into total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the funds' portfolios.

I) Interest rate swap contracts Each fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the funds' exposure to interest rates. Interest rate swap contracts are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the funds' portfolios.

J) Credit default contracts Each fund may enter into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counterparty, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund's books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund's books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the funds' portfolios.

K) Dollar rolls To enhance returns, each fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

L) TBA purchase commitments Each fund may enter into "TBA" (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under "Security valuation" above. The contract is marked-to-market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although each fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

M) TBA sale commitments Each fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at fair value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is marked-to-market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the funds' portfolios.

N) Security lending Each fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At March 31, 2005, the value of securities loaned amounted to $42,116,708, $87,920,094 and $11,204,177 for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively. The funds received cash collateral of $43,489,403, $90,691,812 and $11,537,961 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively), which is pooled with collateral of other Putnam funds into 29 issuers (for Growth Portfolio and Balanced Portfolio) and 28 issuers (for Conservative Portfolio) of high-grade, short-term investments.

O) Federal taxes It is the policy of each fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the "Code") applicable to regulated investment companies. It is also the intention of each fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 2004, the funds had capital loss carryovers of $371,893,394, $343,100,098 and $96,574,688 for the Growth Portfolio,
Balanced Portfolio and Conservative Portfolio, respectively, available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryovers and the expiration dates are:

Growth Portfolio

Loss Carryover  Expiration
----------------------------------
 $174,601,929   September 30, 2010
  197,291,465   September 30, 2011


Balanced Portfolio

Loss Carryover  Expiration
----------------------------------
  $118,299,933  September 30, 2010
   224,800,165  September 30, 2011


Conservative Portfolio

Loss Carryover  Expiration
----------------------------------
    $9,594,065  September 30, 2010
    86,980,623  September 30, 2011

Pursuant to federal income tax regulations applicable to regulated investment companies, Balanced Portfolio has elected to defer to its fiscal year ending September 30, 2005, $159,658 of losses recognized during the period November 1, 2003 to September 30, 2004.

The tax basis components of the federal tax cost as of period end were as follows:
                                       Cost     Appreciation
------------------------------------------------------------
Growth
Portfolio                    $1,333,439,949     $135,527,711
------------------------------------------------------------
Balanced
Portfolio                     2,066,188,519      136,704,000
------------------------------------------------------------
Conservative
Portfolio                     1,023,244,934       43,673,311
------------------------------------------------------------
                                                         Net
                               Depreciation     Appreciation
------------------------------------------------------------
Growth
Portfolio                       $58,216,581      $77,311,130
------------------------------------------------------------
Balanced
Portfolio                        73,131,940       63,572,060
------------------------------------------------------------
Conservative
Portfolio                        19,778,633       23,894,678
------------------------------------------------------------

P) Distributions to shareholders Distributions to shareholders from net investment income are recorded by each fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Q) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of each fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of each fund through September 30, 2005, to the extent necessary to ensure that the fund's expenses do not exceed the average expenses of the front-end load funds viewed by Lipper, Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of each fund's expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund's last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce the fund's expenses. For the period ended March 31, 2005, Putnam Management waived $100,235 and $429,634 (for Growth Portfolio and Conservative Portfolio, respectively) of its management fee from the funds.

For the period ended March 31, 2005, Putnam Management has assumed $10,548, $13,470 and $6,366 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively) of legal, shareholder servicing and communication, audit and Trustee fees incurred by the funds in connection with certain legal and regulatory matters (including those described in Notes 6 and 7).

The funds reimburse Putnam Management an allocated amount for the compensation and related expenses of certain officers of the funds and their staff who provide administrative services to the funds. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the funds' assets are provided by Putnam Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the funds. During the six months ended March 31, 2005, the funds paid PFTC $2,714,990, $3,002,355 and $1,899,721 (for Growth
Portfolio, Balanced Portfolio and Conservative Portfolio, respectively) for these services.

The funds have entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the funds' expenses. The funds also reduced expenses through brokerage service arrangements. For the six months ended March 31, 2005, the funds' expenses were reduced by $338,175, $318,723 and $171,688 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively) under these arrangements.

Each independent Trustee of the funds receives an annual Trustee fee, of which $2,120, $2,214 and $1,201 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively), as a quarterly retainer, has been allocated to the funds, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The funds have adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The funds have adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the funds who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the funds is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Each fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the funds. The Plans provide for payments by each fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by each fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.


For the six months ended March 31, 2005, Putnam Retail Management, acting as underwriter, received the following:

                                      Class A        Class M
                                          Net            Net
                                  Commissions    Commissions
------------------------------------------------------------
Growth Portfolio                     $100,593         $4,543
------------------------------------------------------------
Balanced Portfolio                    143,579          4,324
------------------------------------------------------------
Conservative Portfolio                 44,379          1,176
------------------------------------------------------------
                                      Class B        Class C
                                   Contingent     Contingent
                                     deferred       deferred
                                 sales charge   sales charge
------------------------------------------------------------
Growth Portfolio                     $173,147         $3,426
------------------------------------------------------------
Balanced Portfolio                    238,963          2,847
------------------------------------------------------------
Conservative Portfolio                 82,662          1,816
------------------------------------------------------------

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended March 31, 2005, Putnam Retail Management, acting as underwriter, received the following:

                                      Class A        Class M
                                     Deferred       Deferred
                                 sales charge   sales charge
------------------------------------------------------------
Growth Portfolio                       $2,050            $--
------------------------------------------------------------
Balanced Portfolio                      1,247             --
------------------------------------------------------------
Conservative Portfolio                    760             --
------------------------------------------------------------

Note 3
Purchases and sales of securities

During the six months ended March 31, 2005, cost of purchases and proceeds from sales of investment securities other than short-term investments were as follows:

                                  U.S. Government Securities
------------------------------------------------------------
                                Purchases              Sales
------------------------------------------------------------
Growth Portfolio              $13,299,542        $11,407,209
------------------------------------------------------------
Balanced Portfolio              4,046,704            624,494
------------------------------------------------------------
Conservative
Portfolio                       3,113,026            596,717
------------------------------------------------------------

                                            Other Securities
------------------------------------------------------------
                                Purchases              Sales
------------------------------------------------------------
Growth Portfolio             $697,915,667       $850,822,189
------------------------------------------------------------
Balanced Portfolio          1,187,884,465      1,194,754,369
------------------------------------------------------------
Conservative
Portfolio                     680,409,525        634,311,483
------------------------------------------------------------

Written option transactions
during the period are summarized
as follows:

                                        Contract    Premiums
Balanced Portfolio                       Amounts    Received
------------------------------------------------------------
Written options
outstanding at beginning of period            --         $--
------------------------------------------------------------
Options opened                           201,400       9,324
Options exercised                             --          --
Options expired                         (151,050)     (7,779)
Options closed                                --          --
------------------------------------------------------------
Written options
outstanding at end of period              50,350      $1,545
------------------------------------------------------------

Note 4
Capital shares

At March 31, 2005, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                      Six months ended March 31, 2005
---------------------------------------------------------------------
Class A
---------------------------------------------------------------------
Growth Portfolio                              Shares           Amount
---------------------------------------------------------------------
Shares sold                               14,231,634     $156,035,118
---------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             624,598        6,733,164
---------------------------------------------------------------------
Shares repurchased                       (10,690,571)    (117,505,065)
---------------------------------------------------------------------
Net increase                               4,165,661      $45,263,217
---------------------------------------------------------------------

                                        Year ended September 30, 2004
---------------------------------------------------------------------
Class A
---------------------------------------------------------------------
Growth Portfolio                              Shares           Amount
---------------------------------------------------------------------
Shares sold                               17,731,174     $178,789,402
---------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                           1,215,457       11,850,647
---------------------------------------------------------------------
Shares repurchased                       (33,863,959)    (339,727,295)
---------------------------------------------------------------------
Net decrease                             (14,917,328)   $(149,087,246)
---------------------------------------------------------------------

                                      Six months ended March 31, 2005
---------------------------------------------------------------------
Class B
---------------------------------------------------------------------
Growth Portfolio                              Shares           Amount
---------------------------------------------------------------------
Shares sold                                4,725,652      $50,866,801
---------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             135,582        1,439,876
---------------------------------------------------------------------
Shares repurchased                        (3,826,527)     (41,397,086)
---------------------------------------------------------------------
Net increase                               1,034,707      $10,909,591
---------------------------------------------------------------------

                                        Year ended September 30, 2004
---------------------------------------------------------------------
Class B
---------------------------------------------------------------------
Growth Portfolio                              Shares           Amount
---------------------------------------------------------------------
Shares sold                                6,327,433      $62,825,080
---------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             327,268        3,148,316
---------------------------------------------------------------------
Shares repurchased                        (6,781,713)     (66,750,749)
---------------------------------------------------------------------
Net decrease                                (127,012)       $(777,353)
---------------------------------------------------------------------

                                      Six months ended March 31, 2005
---------------------------------------------------------------------
Class C
---------------------------------------------------------------------
Growth Portfolio                              Shares           Amount
---------------------------------------------------------------------
Shares sold                                1,049,555      $11,127,004
---------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                              33,417          350,207
---------------------------------------------------------------------
Shares repurchased                          (823,434)      (8,659,344)
---------------------------------------------------------------------
Net increase                                 259,538       $2,817,867
---------------------------------------------------------------------

                                        Year ended September 30, 2004
---------------------------------------------------------------------
Class C
---------------------------------------------------------------------
Growth Portfolio                              Shares           Amount
---------------------------------------------------------------------
Shares sold                                1,769,846      $17,361,542
---------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                              97,357          923,938
---------------------------------------------------------------------
Shares repurchased                        (2,934,067)     (28,536,936)
---------------------------------------------------------------------
Net decrease                              (1,066,864)    $(10,251,456)
---------------------------------------------------------------------

                                      Six months ended March 31, 2005
---------------------------------------------------------------------
Class M
---------------------------------------------------------------------
Growth Portfolio                              Shares           Amount
---------------------------------------------------------------------
Shares sold                                  408,588       $4,362,284
---------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                              20,890          222,266
---------------------------------------------------------------------
Shares repurchased                          (390,971)      (4,218,598)
---------------------------------------------------------------------
Net increase                                  38,507         $365,952
---------------------------------------------------------------------

                                        Year ended September 30, 2004
---------------------------------------------------------------------
Class M
---------------------------------------------------------------------
Growth Portfolio                              Shares           Amount
---------------------------------------------------------------------
Shares sold                                  711,236       $7,074,948
---------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                              50,650          487,251
---------------------------------------------------------------------
Shares repurchased                        (1,430,148)     (14,157,701)
---------------------------------------------------------------------
Net decrease                                (668,262)     $(6,595,502)
---------------------------------------------------------------------

                                      Six months ended March 31, 2005
---------------------------------------------------------------------
Class R
---------------------------------------------------------------------
Growth Portfolio                              Shares           Amount
---------------------------------------------------------------------
Shares sold                                   44,665         $479,661
---------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                 171            1,829
---------------------------------------------------------------------
Shares repurchased                              (537)          (5,929)
---------------------------------------------------------------------
Net increase                                  44,299         $475,561
---------------------------------------------------------------------

                                        Year ended September 30, 2004
---------------------------------------------------------------------
Class R
---------------------------------------------------------------------
Growth Portfolio                              Shares           Amount
---------------------------------------------------------------------
Shares sold                                    3,528          $35,361
---------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                   3               33
---------------------------------------------------------------------
Shares repurchased                              (486)          (4,965)
---------------------------------------------------------------------
Net increase                                   3,045          $30,429
---------------------------------------------------------------------

                                      Six months ended March 31, 2005
---------------------------------------------------------------------
Class Y
---------------------------------------------------------------------
Growth Portfolio                              Shares           Amount
---------------------------------------------------------------------
Shares sold                                3,974,168      $43,914,195
---------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             575,684        6,246,177
---------------------------------------------------------------------
Shares repurchased                       (21,025,511)    (233,788,670)
---------------------------------------------------------------------
Net decrease                             (16,475,659)   $(183,628,298)
---------------------------------------------------------------------

                                        Year ended September 30, 2004
---------------------------------------------------------------------
Class Y
---------------------------------------------------------------------
Growth Portfolio                              Shares           Amount
---------------------------------------------------------------------
Shares sold                                9,815,391      $99,894,534
---------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             994,887        9,759,842
---------------------------------------------------------------------
Shares repurchased                       (14,247,474)    (145,769,357)
---------------------------------------------------------------------
Net decrease                              (3,437,196)    $(36,114,981)
---------------------------------------------------------------------

                                      Six months ended March 31, 2005
---------------------------------------------------------------------
Class A
---------------------------------------------------------------------
Balanced Portfolio                            Shares           Amount
---------------------------------------------------------------------
Shares sold                               19,095,002     $199,664,788
---------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             537,404        5,674,468
---------------------------------------------------------------------
Shares repurchased                       (16,615,791)    (173,991,787)
---------------------------------------------------------------------
Net increase                               3,016,615      $31,347,469
---------------------------------------------------------------------

                                        Year ended September 30, 2004
---------------------------------------------------------------------
Class A
---------------------------------------------------------------------
Balanced Portfolio                            Shares           Amount
---------------------------------------------------------------------
Shares sold                               28,717,088     $283,546,606
---------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                           2,563,080       24,970,293
---------------------------------------------------------------------
Shares repurchased                       (64,537,305)    (637,139,229)
---------------------------------------------------------------------
Net decrease                             (33,257,137)   $(328,622,330)
---------------------------------------------------------------------

                                      Six months ended March 31, 2005
---------------------------------------------------------------------
Class B
---------------------------------------------------------------------
Balanced Portfolio                            Shares           Amount
---------------------------------------------------------------------
Shares sold                                4,777,560      $49,526,734
---------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                              73,845          773,898
---------------------------------------------------------------------
Shares repurchased                        (5,525,029)     (57,453,154)
---------------------------------------------------------------------
Net decrease                                (673,624)     $(7,152,522)
---------------------------------------------------------------------

                                        Year ended September 30, 2004
---------------------------------------------------------------------
Class B
---------------------------------------------------------------------
Balanced Portfolio                            Shares           Amount
---------------------------------------------------------------------
Shares sold                                8,829,427      $86,457,847
---------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             536,658        5,178,184
---------------------------------------------------------------------
Shares repurchased                        (9,973,385)     (97,133,792)
---------------------------------------------------------------------
Net decrease                                (607,300)     $(5,497,761)
---------------------------------------------------------------------

                                      Six months ended March 31, 2005
---------------------------------------------------------------------
Class C
---------------------------------------------------------------------
Balanced Portfolio                            Shares           Amount
---------------------------------------------------------------------
Shares sold                                1,353,804      $13,947,066
---------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                              19,849          206,295
---------------------------------------------------------------------
Shares repurchased                        (1,127,945)     (11,608,201)
---------------------------------------------------------------------
Net increase                                 245,708       $2,545,160
---------------------------------------------------------------------

                                        Year ended September 30, 2004
---------------------------------------------------------------------
Class C
---------------------------------------------------------------------
Balanced Portfolio                            Shares           Amount
---------------------------------------------------------------------
Shares sold                                1,947,656      $18,932,343
---------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             136,925        1,311,118
---------------------------------------------------------------------
Shares repurchased                        (3,208,621)     (30,918,413)
---------------------------------------------------------------------
Net decrease                              (1,124,040)    $(10,674,952)
---------------------------------------------------------------------

                                      Six months ended March 31, 2005
---------------------------------------------------------------------
Class M
---------------------------------------------------------------------
Balanced Portfolio                            Shares           Amount
---------------------------------------------------------------------
Shares sold                                  335,667       $3,475,270
---------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                              10,577          111,488
---------------------------------------------------------------------
Shares repurchased                          (502,569)      (5,233,822)
---------------------------------------------------------------------
Net decrease                                (156,325)     $(1,647,064)
---------------------------------------------------------------------

                                        Year ended September 30, 2004
---------------------------------------------------------------------
Class M
---------------------------------------------------------------------
Balanced Portfolio                            Shares           Amount
---------------------------------------------------------------------
Shares sold                                  746,904       $7,332,942
---------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                              71,092          684,968
---------------------------------------------------------------------
Shares repurchased                        (1,993,143)     (19,541,285)
---------------------------------------------------------------------
Net decrease                              (1,175,147)    $(11,523,375)
---------------------------------------------------------------------

                                      Six months ended March 31, 2005
---------------------------------------------------------------------
Class R
---------------------------------------------------------------------
Balanced Portfolio                            Shares           Amount
---------------------------------------------------------------------
Shares sold                                   64,951         $673,210
---------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                 194            2,062
---------------------------------------------------------------------
Shares repurchased                            (2,832)         (28,709)
---------------------------------------------------------------------
Net increase                                  62,313         $646,563
---------------------------------------------------------------------

                                        Year ended September 30, 2004
---------------------------------------------------------------------
Class R
---------------------------------------------------------------------
Balanced Portfolio                            Shares           Amount
---------------------------------------------------------------------
Shares sold                                    4,379          $43,141
---------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                  14              139
---------------------------------------------------------------------
Shares repurchased                               (88)            (869)
---------------------------------------------------------------------
Net increase                                   4,305          $42,411
---------------------------------------------------------------------

                                      Six months ended March 31, 2005
---------------------------------------------------------------------
Class Y
---------------------------------------------------------------------
Balanced Portfolio                            Shares           Amount
---------------------------------------------------------------------
Shares sold                                4,772,496      $50,232,117
---------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             298,786        3,156,286
---------------------------------------------------------------------
Shares repurchased                       (11,085,814)    (116,553,108)
---------------------------------------------------------------------
Net decrease                              (6,014,532)    $(63,164,705)
---------------------------------------------------------------------

                                        Year ended September 30, 2004
---------------------------------------------------------------------
Class Y
---------------------------------------------------------------------
Balanced Portfolio                            Shares           Amount
---------------------------------------------------------------------
Shares sold                               12,812,409     $126,857,585
---------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                           1,519,272       14,838,105
---------------------------------------------------------------------
Shares repurchased                       (31,059,558)    (307,922,459)
---------------------------------------------------------------------
Net decrease                             (16,727,877)   $(166,226,769)
---------------------------------------------------------------------

                                      Six months ended March 31, 2005
---------------------------------------------------------------------
Class A
---------------------------------------------------------------------
Conservative Portfolio                        Shares           Amount
---------------------------------------------------------------------
Shares sold                                9,436,191      $85,581,784
---------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             696,565        6,310,170
---------------------------------------------------------------------
Shares repurchased                       (37,682,478)    (345,504,420)
---------------------------------------------------------------------
Net decrease                             (27,549,722)   $(253,612,466)
---------------------------------------------------------------------

                                        Year ended September 30, 2004
---------------------------------------------------------------------
Class A
---------------------------------------------------------------------
Conservative Portfolio                        Shares           Amount
---------------------------------------------------------------------
Shares sold                               19,221,777     $169,731,340
---------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                           2,734,694       24,016,738
---------------------------------------------------------------------
Shares repurchased                       (33,867,368)    (298,929,140)
---------------------------------------------------------------------
Net decrease                             (11,910,897)   $(105,181,062)
---------------------------------------------------------------------

                                      Six months ended March 31, 2005
---------------------------------------------------------------------
Class B
---------------------------------------------------------------------
Conservative Portfolio                        Shares           Amount
---------------------------------------------------------------------
Shares sold                                1,356,953      $12,218,741
---------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                              92,158          829,813
---------------------------------------------------------------------
Shares repurchased                        (2,470,238)     (22,257,759)
---------------------------------------------------------------------
Net decrease                              (1,021,127)     $(9,209,205)
---------------------------------------------------------------------

                                        Year ended September 30, 2004
---------------------------------------------------------------------
Class B
---------------------------------------------------------------------
Conservative Portfolio                        Shares           Amount
---------------------------------------------------------------------
Shares sold                                3,465,982      $30,364,664
---------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             382,158        3,369,562
---------------------------------------------------------------------
Shares repurchased                        (4,998,914)     (43,785,771)
---------------------------------------------------------------------
Net decrease                              (1,150,774)    $(10,051,545)
---------------------------------------------------------------------

                                      Six months ended March 31, 2005
---------------------------------------------------------------------
Class C
---------------------------------------------------------------------
Conservative Portfolio                        Shares           Amount
---------------------------------------------------------------------
Shares sold                                  472,910       $4,249,022
---------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                              27,550          247,581
---------------------------------------------------------------------
Shares repurchased                          (614,833)      (5,518,029)
---------------------------------------------------------------------
Net decrease                                (114,373)     $(1,021,426)
---------------------------------------------------------------------

                                        Year ended September 30, 2004
---------------------------------------------------------------------
Class C
---------------------------------------------------------------------
Conservative Portfolio                        Shares           Amount
---------------------------------------------------------------------
Shares sold                                  901,804       $7,891,525
---------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             116,153        1,010,466
---------------------------------------------------------------------
Shares repurchased                        (1,455,676)     (12,753,162)
---------------------------------------------------------------------
Net decrease                                (437,719)     $(3,851,171)
---------------------------------------------------------------------

                                      Six months ended March 31, 2005
---------------------------------------------------------------------
Class M
---------------------------------------------------------------------
Conservative Portfolio                        Shares           Amount
---------------------------------------------------------------------
Shares sold                                  165,448       $1,488,058
---------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                              12,008          108,013
---------------------------------------------------------------------
Shares repurchased                          (237,637)      (2,132,461)
---------------------------------------------------------------------
Net decrease                                 (60,181)       $(536,390)
---------------------------------------------------------------------

                                        Year ended September 30, 2004
---------------------------------------------------------------------
Class M
---------------------------------------------------------------------
Conservative Portfolio                        Shares           Amount
---------------------------------------------------------------------
Shares sold                                  406,846       $3,564,415
---------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                              50,409          439,190
---------------------------------------------------------------------
Shares repurchased                          (882,126)      (7,720,468)
---------------------------------------------------------------------
Net decrease                                (424,871)     $(3,716,863)
---------------------------------------------------------------------

                                      Six months ended March 31, 2005
---------------------------------------------------------------------
Class R
---------------------------------------------------------------------
Conservative Portfolio                        Shares           Amount
---------------------------------------------------------------------
Shares sold                                   11,641         $105,755
---------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                 167            1,533
---------------------------------------------------------------------
Shares repurchased                              (195)          (1,773)
---------------------------------------------------------------------
Net increase                                  11,613         $105,515
---------------------------------------------------------------------

                                        Year ended September 30, 2004
---------------------------------------------------------------------
Class R
---------------------------------------------------------------------
Conservative Portfolio                        Shares           Amount
---------------------------------------------------------------------
Shares sold                                   11,621         $102,236
---------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                  71              629
---------------------------------------------------------------------
Shares repurchased                              (358)          (3,203)
---------------------------------------------------------------------
Net increase                                  11,334          $99,662
---------------------------------------------------------------------

                                      Six months ended March 31, 2005
---------------------------------------------------------------------
Class Y
---------------------------------------------------------------------
Conservative Portfolio                        Shares           Amount
---------------------------------------------------------------------
Shares sold                               32,056,017     $294,119,280
---------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             186,439        1,692,900
---------------------------------------------------------------------
Shares repurchased                        (3,431,463)     (31,173,700)
---------------------------------------------------------------------
Net increase                              28,810,993     $264,638,480
---------------------------------------------------------------------

                                        Year ended September 30, 2004
---------------------------------------------------------------------
Class Y
---------------------------------------------------------------------
Conservative Portfolio                        Shares           Amount
---------------------------------------------------------------------
Shares sold                                4,643,776      $41,056,667
---------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             652,977        5,728,234
---------------------------------------------------------------------
Shares repurchased                       (14,747,389)    (131,637,668)
---------------------------------------------------------------------
Net decrease                              (9,450,636)    $(84,852,767)
---------------------------------------------------------------------

Note 5
Investment in Putnam
Prime Money Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission, each fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by each fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the funds in Putnam Prime Money Market Fund. For the period ended March 31, 2005, management fees paid were reduced by $70,362, $199,866 and $151,298 relating to the funds' investment in Putnam Prime Money Market Fund (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively). Income distributions earned by the funds are recorded as income in the statement of operations and totaled $925,149, $2,645,558 and $2,032,211 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively) for the period ended March 31, 2005. During the period ended March 31, 2005, cost of purchases and cost of sales of investments in the Putnam Prime Money Market Fund aggregated as follows:

                                               Cost of        Cost of
                                             Purchases          Sales
---------------------------------------------------------------------
Growth Portfolio                          $381,562,403   $380,055,156
---------------------------------------------------------------------
Balanced Portfolio                         477,937,785    508,824,068
---------------------------------------------------------------------
Conservative
Portfolio                                  446,170,434    424,834,516
---------------------------------------------------------------------

Note 6
Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission ("SEC") and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant, with payments to shareholders currently expected by the end of the summer.

The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class-action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

On March 23, 2005, Putnam Management entered into a settlement with the SEC resolving its inquiry into Putnam Management's alleged failure to fully and effectively disclose a former brokerage allocation practice to the Board of Trustees and shareholders of the Putnam Funds. This practice, which Putnam Management ceased as of January 1, 2004, involved allocating a portion of the brokerage on mutual fund portfolio transactions to certain broker-dealers who sold shares of Putnam mutual funds. Under the settlement order, Putnam Management has paid a civil penalty of $40 million and disgorgement of $1 to the SEC. These amounts subsequently will be distributed to certain Putnam funds pursuant to a plan to be approved by the SEC. Putnam Management has estimated that the amount to be paid to each fund would be less than one cent per share based on the number of shares of each fund outstanding as of April 14, 2005. As part of the settlement, Putnam Management neither admitted nor denied any wrongdoing.

Putnam Investments has recorded a charge of $30 million for the estimated cost that it believes will be necessary to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds in previous years. The previous payments were cost reimbursements by the Putnam funds to Putnam for transfer agent services relating to defined contribution operations. Putnam currently anticipates that any payments made by Putnam related to this issue will be paid to the Putnam funds. Review of this issue is ongoing.

Note 7
Other matters

In connection with a review of compliance procedures and controls, Putnam Management discovered that in early January 2001, certain Putnam employees had willfully circumvented controls in connection with the correction of operational errors with respect to a 401(k) client's investment in certain Putnam funds, which led to losses in the funds. Putnam made restitution of approximately $123,000, $141,000 and $27,000 (to Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively) on February 27, 2004. Putnam has also made a number of personnel changes, including senior managers, and has implemented changes in procedures. Putnam has informed the SEC, the funds' Trustees and independent auditors. The SEC is investigating this matter.


Results of November 11, 2004 and January 10, 2005 shareholder meetings
(Unaudited)

A special meeting of shareholders of the Trust and of the funds was held on November 11, 2004. At that meeting consideration of certain proposals was adjourned to a final meeting held on January 10, 2005.

November 11, 2004 meeting

Growth Portfolio, Balanced Portfolio, Conservative Portfolio

At the meeting, each of the nominees for Trustees was elected, with all funds of the Trust voting together as a single class, as follows:

                               Votes          Votes
                                For         Withheld
----------------------------------------------------
Jameson A. Baxter          229,748,506    16,678,894
Charles B. Curtis          229,828,454    16,598,946
Myra R. Drucker            231,406,968    15,020,432
Charles E. Haldeman, Jr.   231,505,528    14,921,872
John A. Hill               229,790,365    16,637,035
Ronald J. Jackson          229,757,803    16,669,597
Paul L. Joskow             229,795,377    16,632,023
Elizabeth T. Kennan        229,536,987    16,890,413
John H. Mullin, III        229,743,074    16,684,326
Robert E. Patterson        229,720,646    16,706,754
George Putnam, III         229,633,467    16,793,933
A.J.C. Smith*              229,611,999    16,815,401
W. Thomas Stephens         229,747,806    16,679,594
Richard B. Worley          231,463,100    14,964,300

* Mr. Smith resigned from the Board of Trustees on January 14, 2005.

  All tabulations are rounded to nearest whole number.


November 11, 2004 meeting

Growth Portfolio

A proposal to amend the fund's fundamental investment restriction with respect to borrowing to allow the fund the investment flexibility permitted by the Investment Company Act was approved as follows:

          Votes         Votes
           For         Against    Abstentions
---------------------------------------------
       58,600,980     4,552,743    19,026,208

A proposal to amend the fund's fundamental investment restriction with respect to making loans to enhance the fund's ability to participate in an interfund borrowing and lending program was approved as follows:

          Votes         Votes
           For         Against    Abstentions
---------------------------------------------
       59,203,817     4,032,126    18,943,988

A proposal to amend the fund's fundamental investment restriction with respect to diversification of investments to enhance the fund's ability to invest in registered investment companies such as Putnam Prime Money Market Fund was approved as follows:

          Votes         Votes
           For         Against    Abstentions
---------------------------------------------
       61,576,567     1,812,710    18,790,654

All tabulations are rounded to nearest whole number.


November 11, 2004 meeting

Balanced Portfolio

A proposal to amend the fund's fundamental investment restriction with respect to borrowing to allow the fund the investment flexibility permitted by the Investment Company Act was approved as follows:

          Votes         Votes
           For         Against    Abstentions
---------------------------------------------
       81,323,995     5,643,358    30,268,701

A proposal to amend the fund's fundamental investment restriction with respect to making loans to enhance the fund's ability to participate in an interfund borrowing and lending program was approved as follows:

          Votes         Votes
           For         Against    Abstentions
---------------------------------------------
       81,867,081     5,143,205    30,225,768

A proposal to amend the fund's fundamental investment restriction with respect to diversification of investments to enhance the fund's ability to invest in registered investment companies such as Putnam Prime Money Market Fund was approved as follows:

          Votes         Votes
           For         Against    Abstentions
---------------------------------------------
       84,990,611     2,329,851    29,915,592

All tabulations are rounded to nearest whole number.


January 10, 2005 meeting

Growth Portfolio, Balanced Portfolio, Conservative Portfolio

A proposal to amend the fund's Agreement and Declaration of Trust to permit the funds to satisfy redemption requests other than in cash was defeated, with all funds of the Trust voting together as a single class, as follows:

          Votes         Votes
           For         Against    Abstentions
---------------------------------------------
      151,923,540    48,980,451    63,600,992

January 10, 2005 meeting

Conservative Portfolio

A proposal to amend the fund's fundamental investment restriction with respect to borrowing to allow the fund the investment flexibility permitted by the Investment Company Act was approved as follows:

          Votes         Votes
           For         Against    Abstentions
---------------------------------------------
       61,339,157     5,337,932     9,527,567

A proposal to amend the fund's fundamental investment restriction with respect to making loans to enhance the fund's ability to participate in an interfund borrowing and lending program was approved as follows:

          Votes         Votes
           For         Against    Abstentions
---------------------------------------------
       61,502,576     5,121,048     9,581,032


A proposal to amend the fund's fundamental investment restriction with respect to diversification of investments to enhance the fund's ability to invest in registered investment companies such as Putnam Prime Money Market Fund was approved as follows:

          Votes         Votes
           For         Against    Abstentions
---------------------------------------------
       65,441,743     1,276,774     9,486,139

All tabulations are rounded to nearest whole number.


Brokerage commissions
(Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam's Global Asset Allocation group for the year ended March 31, 2005. The other Putnam mutual funds in this group are Putnam Income Opportunities Fund, Putnam RetirementReady Funds, and Putnam VT Global Asset Allocation Fund.

The top five firms that received brokerage commissions for trades executed for the Global Asset Allocation group are (in descending order) Deutsche Bank Securities, Goldman Sachs, UBS Warburg, Citigroup Global Markets, and Merrill Lynch. Commissions paid to these firms together represented approximately 58% of the total brokerage commissions paid for the year ended March 31, 2005.

Commissions paid to the next 10 firms together represented approximately 29% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bear Stearns & Company, Credit Suisse First Boston, Investment Technology Group, Jefferies & Co., JP Morgan Clearing, Lehman Brothers, Morgan Stanley Dean Witter, RBC Capital Markets, Sanford Bernstein, and SG Cowen.

Commission amounts do not include "mark-ups" paid on bond or derivative trades made directly with a dealer. Additional information about brokerage commissions is available on the Securities and Exchange
Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on form N-SAR.


Services for shareholders

Investor services

Help your investment grow Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account. (Regular investing does not guarantee a profit or protect against loss in a declining market.)

Switch funds easily* You can move money from one Putnam fund to another within the same class of shares without a service charge.

Access your money easily You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

How to buy additional shares You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

For more information

Visit www.putnaminvestments.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Use our toll-free number 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

* This privilege is subject to change or termination. An exchange of funds may result in a taxable event. In addition, a 2% redemption fee will be applied to shares exchanged or sold within 5 days of purchase, and certain funds have imposed a 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary
Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President
and Treasurer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Daniel T. Gallagher
Senior Vice President,
Compliance Liaison and
Staff Counsel

Beth S. Mazor
Vice President

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Francis J. McNamara, III
Vice President and
Chief Legal Officer

Charles A. Ruys de Perez
Vice President and
Chief Compliance Officer

Judith Cohen
Vice President, Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Asset Allocation Funds. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS


Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

SA060-223911  5/05


Not FDIC Insured    May Lose Value    No Bank Guarantee






PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam Asset Allocation Funds: Balanced Portfolio
Supplement to Semiannual Report dated 3/31/05

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, M, and R shares, which are discussed more extensively in the semiannual report.

RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 3/31/05

                                                                        NAV

6 months                                                               7.11%
1 year                                                                 6.12
5 years                                                                4.33
Annual average                                                         0.85
10 years                                                             132.28
Annual average                                                         8.79
Life of fund (since class A inception, 2/7/94)
Annual average                                                         8.10

Share value:                                                            NAV

9/30/04                                                               $9.95
3/31/05                                                              $10.58
----------------------------------------------------------------------------

Distributions:       No.        Income        Capital gains           Total
                      2         $0.077             --                $0.077

----------------------------------------------------------------------------

Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

Performance assumes reinvestment of distributions and does not account for taxes. Returns shown for class Y shares for periods prior to their inception (7/5/94) are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. Returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, are lower than the operating expenses applicable to class A shares. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.

For a portion of the period, this fund limited expenses, without which returns would have been lower.

A short-term trading fee of up to 2% may apply.

Putnam Asset Allocation: Growth Portfolio, Balanced Portfolio, and Conservative Portfolio are series of Putnam Asset Allocation Funds, a registered investment company.

Please see pages 18-20 of the accompanying shareholder report for a discussion of the information appearing in the tables below:
----------------------------------------------------------------------------

EXPENSES AND VALUE OF A $1,000 INVESTMENT assuming actual returns for the 6 months ended 3/31/05

                                                  Class Y
Expenses paid per $1,000*                         $4.80
Ending value (after expenses)                     $1,071.10
----------------------------------------------------------------------------

EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended 3/31/05
                                                  Class Y
Expenses paid per $1,000*                         $4.68
Ending value (after expenses)                     $1,020.29
----------------------------------------------------------------------------

EXPENSE RATIO COMPARISON USING ANNUALIZED DATA

Your fund's annualized expense ratio                                   0.93%
Average annualized expense ratio for Lipper peer group+                1.06%

+ For class Y shares, Putnam has adjusted the Lipper total expense average to reflect that class Y shares do not incur 12b-1 fees.
----------------------------------------------------------------------------





PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam Asset Allocation Funds: Conservative Portfolio
Supplement to Semiannual Report dated 3/31/05

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, M, and R shares, which are discussed more extensively in the semiannual report.

RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 3/31/05

                                                                        NAV

6 months                                                               4.15%
1 year                                                                 3.40
5 years                                                               18.79
Annual average                                                         3.50
10 years                                                             107.72
Annual average                                                         7.58
Life of fund (since class A inception, 2/7/94)
Annual average                                                         6.93

Share value:                                                            NAV

9/30/04                                                               $8.83
3/31/05                                                               $9.08
----------------------------------------------------------------------------

Distributions:       No.        Income        Capital gains           Total
                      6         $0.115             --                $0.115

----------------------------------------------------------------------------

Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

Performance assumes reinvestment of distributions and does not account for taxes. Returns shown for class Y shares for periods prior to their inception (7/14/94) are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. Returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, are lower than the operating expenses applicable to class A shares. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.

For a portion of the period, this fund limited expenses, without which returns would have been lower.

A short-term trading fee of up to 2% may apply.

Putnam Asset Allocation: Growth Portfolio, Balanced Portfolio, and Conservative Portfolio are series of Putnam Asset Allocation Funds, a registered investment company.

Please see pages 18-20 of the accompanying shareholder report for a discussion of the information appearing in the tables below:
----------------------------------------------------------------------------

EXPENSES AND VALUE OF A $1,000 INVESTMENT assuming actual returns for the 6 months ended 3/31/05

                                                  Class Y
Expenses paid per $1,000*                         $5.09
Ending value (after expenses)                     $1,041.50
----------------------------------------------------------------------------

EXPENSES AND VALUE OF A $1,000 INVESTMENT assuming a hypothetical 5% annualized return for the 6 months ended 3/31/05

                                                  Class Y
Expenses paid per $1,000*                         $5.04
Ending value (after expenses)                     $1,019.95
----------------------------------------------------------------------------

EXPENSE RATIO COMPARISON USING ANNUALIZED DATA

Your fund's annualized expense ratio                                   1.00%
Average annualized expense ratio for Lipper peer group+                1.06%

+ For class Y shares, Putnam has adjusted the Lipper total expense average to reflect that class Y shares do not incur 12b-1 fees.
----------------------------------------------------------------------------





PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam Asset Allocation Funds: Growth Portfolio
Supplement to Semiannual Report dated 3/31/05

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, M, and R shares, which are discussed more extensively in the semiannual report.

RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 3/31/05

                                                                        NAV

6 months                                                              10.02%
1 year                                                                 8.55
5 years                                                                1.68
Annual average                                                         0.33
10 years                                                             148.51
Annual average                                                         9.53
Life of fund (since class A inception, 2/8/94)
Annual average                                                         8.84

Share value:                                                            NAV

9/30/04                                                              $10.35
3/31/05                                                              $11.23
----------------------------------------------------------------------------

Distributions:       No.        Income        Capital gains           Total
                      1         $0.152             --                $0.152

----------------------------------------------------------------------------

Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

Performance assumes reinvestment of distributions and does not account for taxes. Returns shown for class Y shares for periods prior to their inception (7/14/94) are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. Returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, are lower than the operating expenses applicable to class A shares. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.

For a portion of the period, this fund limited expenses, without which returns would have been lower.

A short-term trading fee of up to 2% may apply.

Putnam Asset Allocation: Growth Portfolio, Balanced Portfolio, and Conservative Portfolio are series of Putnam Asset Allocation Funds, a registered investment company.

Please see pages 18-20 of the accompanying shareholder report for a discussion of the information appearing in the tables below:
----------------------------------------------------------------------------

EXPENSES AND VALUE OF A $1,000 INVESTMENT assuming actual returns for the 6 months ended 3/31/05

                                                  Class Y
Expenses paid per $1,000*                         $5.55
Ending value (after expenses)                     $1,100.20
----------------------------------------------------------------------------

EXPENSES AND VALUE OF A $1,000 INVESTMENT assuming a hypothetical 5% annualized return for the 6 months ended 3/31/05

                                                  Class Y
Expenses paid per $1,000*                         $5.34
Ending value (after expenses)                     $1,019.65
----------------------------------------------------------------------------

EXPENSE RATIO COMPARISON USING ANNUALIZED DATA

Your fund's annualized expense ratio                                   1.06%
Average annualized expense ratio for Lipper peer group+                1.06%

+ For class Y shares, Putnam has adjusted the Lipper total expense average to reflect that class Y shares do not incur 12b-1 fees.
----------------------------------------------------------------------------



Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Item 5.  Audit Committee: Not applicable
-------------------------

Item 6. Schedule of Investments: Not applicable
--------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
---------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: May 27, 2005



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: May 27, 2005



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: May 27, 2005